UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)

CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports To Stockholders.

(a)

Ohio National Fund, Inc.
SEMIANNUAL REPORT  June 30, 2022

Ohio National Fund, Inc.

President's Message
Jeffery A. Bley Jr., CRCP
President, Ohio National Fund, Inc.
Dear Investor:
Multiple factors combined in the first half of 2022 to create substantial headwinds that resulted in poor market performance, and virtually every asset class declining by double digits. Commodities were the only major exception, led by strong energy markets. This was a marked turnaround from 2021, which seems like a distant memory now. Geopolitical risk, a spike in inflation, and the response from central banks across the globe were the major story lines during the first half of 2022. Lower corporate profits and a potential recession may be the story lines during the second half of the year.
Russia’s invasion of Ukraine highlighted how significant geopolitical risk can be. In response to the invasion, the western world has ostracized Russia economically, financially, and politically. The downstream impacts are being felt worldwide, in the energy, agricultural, and broader financial markets. At this point, there has clearly been a paradigm shift that will last decades.
The combination of supply chain bottlenecks, a spike in energy prices and a tight labor market has unleashed a global spike in inflation that is proving not to be transitory. The U.S. inflation rate hit 9.1% in June, which is the highest rate in over 40 years. Clearly, this rate of inflation is unacceptable, and the Federal Reserve is taking action in an effort to curb it.
The Federal Reserve is raising interest rates aggressively to combat inflation. Central banks worldwide are doing the same, to various degrees. Importantly, the Federal Reserve is prioritizing the fight against inflation above economic growth at this point in time, and is willing to cause a recession, if that is required to curb the rate of inflation. Given that raising interest rates will not solve the supply chain or energy issues, it appears that demand destruction will be required to reduce the inflation rate.
Equity Markets
Equity markets declined substantially during the first half of 2022. Domestic indices generally underperformed international and emerging market indices during the period. Within the domestic equity market, the S&P 500®, S&P MidCap 400® and Russell 2000® indices all posted negative returns, ranging from -19.5% to -23.4%. Value stocks outperformed growth stocks by a wide margin during the period, which is a reversal from the last several years. The S&P 500® Value Index provided a return of -11.4%, while the S&P 500® Growth Index provided a return of -27.6%. Within foreign equity markets for the six month period, international indices of developed countries outperformed emerging market indices slightly.
A summary of returns for key equity benchmarks is presented below:
Index	06/30/22 YTD U.S. Dollar Total Return (price and dividend)
S&P 500®	-20.0%
S&P 500® Growth	-27.6%
S&P 500® Value	-11.4%
S&P MidCap 400®	-19.5%
Russell 2000®	-23.4%

Index	06/30/22 YTD U.S. Dollar Total Return (price and dividend)
MSCI All Country World Ex-USA (Net - USD)	-18.4%
MSCI Emerging Markets	-19.2%
Fixed Income Markets
Fixed income markets registered large negative returns during the first half of 2022. The Federal Reserve has raised the Fed Funds rate aggressively in 2022 in an attempt to curb inflation, and has indicated that it will continue to raise the Fed Funds rate until inflation is under control. Interest rates increased across the curve during the period, in response to the Federal Reserve’s policy to aggressively combat inflation. Short-term interest rates increased more than long term interest rates, which caused the Treasury curve to invert from two years to ten years. Historically, an inverted yield curve has preceded a recession. Corporate credit spreads also widened during the period, as credit markets are pricing in additional stress in the future. As bond prices react negatively to rising interest rates, these factors combined to create substantial negative returns for fixed income investors in the first half of 2022.
The Bloomberg U.S. Aggregate Bond Index posted a total return of -10.4% in the first half of 2022. Lower quality indices, like the Bloomberg Corporate Index and the Bloomberg U.S. Corporate High Yield Index provided total returns of -14.4% and -14.2%, respectively. Other higher quality, shorter duration indices, such as the Bloomberg U.S. Securitized Index, provided a return of -8.7% for the period. The table below illustrates the returns of the various indices.
Index	06/30/22 YTD U.S. Dollar Total Return (price and interest)
Bloomberg U.S. Aggregate Bond	-10.4%
Bloomberg U.S. Treasury	-14.8%
Bloomberg U.S. Securitized	-8.7%
Bloomberg U.S. Corporate Bond	-14.4%
Bloomberg U.S. Corporate High Yield Bond	-14.2%
The Ohio National Fund, Inc.
The Ohio National Fund continues to offer a wide array of investment options that can be used to build a diversified portfolio. During the first half of 2022, six of the 20 actively managed Portfolios beat their respective peer groups. In addition, the returns of the three index portfolios, before expenses, performed in line with their respective indices during the period.
Looking Ahead
The second half of 2022 will likely be a volatile period. The Federal Reserve has moved from being accommodative to being restrictive, and short-term interest rates are expected to increase further. Economic growth is slowing domestically and internationally, and a recession appears more likely than not. Inflation is not under control at this point in time, and geopolitical risks continue to pressure the market. In addition, corporate profit margins and earnings will likely decline. Having said that, financial markets are forward looking, discounting mechanisms. Much of the above has been discounted during the first half of 2022, as evidenced by the negative returns for the period. Performance in the second half of the year will likely be driven by changing expectations around interest rates, inflation, earnings, and the depth/length of a potential recession.

In this environment, we believe that staying the course in a well-diversified portfolio will serve one well over the long term.
Thank you for entrusting your assets to the Ohio National Fund, Inc. We look forward to continuing to serve your financial needs.

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited)
Objective/Strategy
The ON Bond Portfolio seeks a high level of income and opportunity for capital appreciation consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in corporate debt securities.
Performance as of June 30, 2022
Average Annual returns
One year	-14.26%
Five years	1.10%
Ten years	2.20%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.59% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the  Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -14.03% versus -13.93% for its benchmark, the ICE BofA U.S. Corporate Master Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Fixed income markets registered negative returns during the first half of 2022. The Federal Reserve has raised the Fed Funds rate aggressively in 2022 in an attempt to curb inflation, and has indicated that it will continue to raise the Fed Funds rate until inflation is under control. Interest rates increased across the entire yield curve, but short-term interest rates increased at a faster rate. Even so, shorter duration bonds outperformed longer duration bonds during the period. The yield curve has become inverted between the 2 year and 10 year Treasury rate, which can be a harbinger of a recession. Credit spreads widened during the period, and lower quality bonds generally underperformed higher quality bonds.
From an investment strategy perspective, the Portfolio was positioned with a slightly shorter duration than the benchmark during the period, which enhanced performance. In terms of bond quality, the Portfolio was slightly overweight lower rated bonds, which detracted from performance. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?
A.  Sector allocation was a slight positive for the Portfolio’s relative performance for the six-month period. The overweights to U.S. Treasuries and Consumer Discretionary sectors enhanced performance. The overweight to the Materials sector, and underweight to the Financials sector, detracted from performance. Security selection, in aggregate, slightly detracted.(1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three contributors to the Portfolio’s performance relative to the benchmark were Southwest Gas Corp. 3.875% due 04/01/2022, American Airlines 2015-1 Class B Pass Through Trust 3.700% due 05/01/2023, and General Motors Financial Co., Inc. QL + 89 due 01/05/2023. Each of these bonds are shorter duration bonds. The top three detractors from the Portfolio’s performance relative to the benchmark were Charter Communications Operating LLC / Charter Communications Operating 3.700% due 04/01/2051, Lowe’s Cos., Inc. 3.000% due 10/15/2050, and FirstEnergy Transmission 4.550% due 04/01/2049. Each of these bonds are longer duration bonds, which performed poorly due to rising interest rates. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The ICE BofA U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2022 (1)
% of Net Assets
Corporate Bonds (4)	96.4
Asset-Backed Securities (4)	2.9
Money Market Funds Less Net Liabilities	0.7
100.0

Top 10 Portfolio Holdings as of June 30, 2022 (1) (2) (3)
		% of Net Assets
1.	Campbell Soup Co. 4.150%, 03/15/2028	1.8
2.	Lear Corp. 4.250%, 05/15/2029	1.7
3.	Mosaic Co. / The 4.050%, 11/15/2027	1.4
4.	Kinross Gold Corp. 4.500%, 07/15/2027	1.4
5.	Hasbro, Inc. 3.900%, 11/19/2029	1.3
6.	AbbVie, Inc. 4.250%, 11/21/2049	1.2
7.	Boeing Co. / The 3.200%, 03/01/2029	1.2
8.	Bank of Montreal 3.803%, 12/15/2032	1.2
9.	Ares Capital Corp. 3.200%, 11/15/2031	1.2
10.	RPM International, Inc. 4.250%, 01/15/2048	1.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Corporate Bonds, Asset-Backed Securities):
% of Net Assets
Financials	27.5
Industrials	13.3
Consumer Staples	10.4
Consumer Discretionary	8.8
Energy	8.1
Materials	7.9
Utilities	7.8
Communication Services	5.9
Health Care	4.1
Real Estate	3.8
Information Technology	1.7
99.3

Ohio National Fund, Inc.	ON Bond Portfolio
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds–96.4%		Rate	Maturity	Face Amount	Value
Communication Services–5.9%
AT&T, Inc. (Diversified Telecom. Svs.)		4.900%	08/15/2037	$1,000,000	$ 996,001
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)		3.700%	04/01/2051	2,800,000	1,894,747
Comcast Corp. (Media)		3.250%	11/01/2039	3,000,000	2,465,681
Lamar Media Corp. (Media)		4.875%	01/15/2029	1,200,000	1,080,139
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.700%	11/15/2049	2,100,000	1,600,337
Time Warner Cable LLC (Media)		6.550%	05/01/2037	850,000	851,084
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.875%	04/15/2030	1,800,000	1,679,861
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.400%	11/01/2034	1,500,000	1,437,311
Verizon Communications, Inc. (Diversified Telecom. Svs.)		2.875%	11/20/2050	1,000,000	709,610
					12,714,771
Consumer Discretionary–8.8%
Amazon.com, Inc. (Internet & Direct Marketing Retail)		3.875%	08/22/2037	1,000,000	947,915
Aptiv PLC (Auto Components)		4.350%	03/15/2029	1,000,000	945,917
Aptiv PLC / Aptiv Corp. (Auto Components)		3.250%	03/01/2032	2,000,000	1,699,181
Best Buy Co., Inc. (Specialty Retail)		1.950%	10/01/2030	3,000,000	2,382,799
Expedia Group, Inc. (Hotels, Restaurants & Leisure)		4.625%	08/01/2027	1,000,000	960,753
Hasbro, Inc. (Leisure Products)		3.900%	11/19/2029	3,000,000	2,754,798
Home Depot, Inc. / The (Specialty Retail)		2.375%	03/15/2051	2,000,000	1,352,502
Lear Corp. (Auto Components)		4.250%	05/15/2029	4,000,000	3,673,866
Lowe's Cos., Inc. (Specialty Retail)		3.000%	10/15/2050	2,000,000	1,393,556
M.D.C. Holdings, Inc. (Household Durables)		3.850%	01/15/2030	2,000,000	1,657,265
Magna International, Inc. (Auto Components)		3.625%	06/15/2024	1,000,000	999,618
					18,768,170
Consumer Staples–10.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.700%	02/01/2036	2,000,000	1,916,054
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.900%	02/01/2046	1,000,000	939,890
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.600%	04/15/2048	2,000,000	1,795,585
B.A.T. Capital Corp. (Tobacco)		3.215%	09/06/2026	1,000,000	933,996
B.A.T. Capital Corp. (Tobacco)		4.700%	04/02/2027	2,000,000	1,953,622
Campbell Soup Co. (Food Products)		4.150%	03/15/2028	4,000,000	3,928,034
Coca-Cola Co. / The (Beverages)		3.000%	03/05/2051	1,000,000	807,464
Coca-Cola Co. / The (Beverages)		2.500%	03/15/2051	1,000,000	724,220
Hershey Co. / The (Food Products)		1.700%	06/01/2030	1,800,000	1,518,099
JBS U.S.A. LUX SA / JBS U.S.A. Food Co. / JBS U.S.A. Finance, Inc. (Food Products)	(a)	5.750%	04/01/2033	1,200,000	1,142,748
Kimberly-Clark Corp. (Household Products)		1.050%	09/15/2027	2,000,000	1,746,032
Kraft Heinz Foods Co. (Food Products)		4.625%	10/01/2039	1,200,000	1,053,106
Philip Morris International, Inc. (Tobacco)		3.375%	08/15/2029	2,500,000	2,255,300
Smithfield Foods, Inc. (Food Products)	(a)	3.000%	10/15/2030	2,000,000	1,657,994
					22,372,144
Energy–8.1%
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc. (Energy Equip. & Svs.)		4.080%	12/15/2047	2,000,000	1,690,789
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	1,000,000	952,731
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		1.749%	08/10/2030	1,000,000	818,467
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.236%	05/11/2030	1,800,000	1,579,697
Energy Transfer LP (Oil, Gas & Consumable Fuels)		4.950%	06/15/2028	2,000,000	1,970,771
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4.114%	03/01/2046	900,000	820,659
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	1,000,000	961,550
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	976,838
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.750%	09/15/2044	1,000,000	880,980
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		5.850%	01/15/2026	1,200,000	1,243,861
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		6.000%	06/15/2035	1,000,000	976,056
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	1,000,000	890,471
Tennessee Gas Pipeline Co. LLC (Oil, Gas & Consumable Fuels)	(a)	2.900%	03/01/2030	1,000,000	863,800
Texas Eastern Transmission LP (Oil, Gas & Consumable Fuels)	(a)	4.150%	01/15/2048	1,000,000	827,730
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	1,000,000	954,900
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	1,000,000	952,527
					17,361,827
Financials–27.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.300%	01/23/2023	2,000,000	1,992,040
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.300%	01/30/2032	1,500,000	1,200,737
Ares Capital Corp. (Capital Markets)		3.200%	11/15/2031	3,500,000	2,543,123
Bank of America Corp. (Banks)		3.875%	08/01/2025	1,000,000	995,656
Bank of America Corp. (Rate is fixed until 03/08/2032, at which point, the rate becomes H15T5Y + 200) (Banks)	(b)	3.846%	03/08/2037	1,000,000	864,349

(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Bank of America Corp. (Rate is fixed until 04/24/2037, at which point, the rate becomes QL + 181) (Banks)	(b)	4.244%	04/24/2038	$1,000,000	$ 916,116
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(b)	3.803%	12/15/2032	2,800,000	2,595,278
BlackRock, Inc. (Capital Markets)		2.400%	04/30/2030	1,000,000	875,613
BlackRock, Inc. (Capital Markets)		2.100%	02/25/2032	2,000,000	1,651,801
Capital One Bank U.S.A. N.A. (Rate is fixed until 01/28/2025, at which point, the rate becomes SOFR + 91) (Consumer Finance)	(b)	2.280%	01/28/2026	1,500,000	1,424,362
Charles Schwab Corp. / The (Capital Markets)		3.300%	04/01/2027	2,000,000	1,941,460
Citigroup, Inc. (Banks)		4.400%	06/10/2025	2,000,000	1,997,013
Citigroup, Inc. (Banks)		3.700%	01/12/2026	1,000,000	979,894
Citigroup, Inc. (Banks)		4.450%	09/29/2027	2,000,000	1,958,663
Discover Bank (Rate is fixed until 08/09/2023, at which point, the rate becomes USSW5 + 173) (Banks)	(b)	4.682%	08/09/2028	2,000,000	1,944,300
General Motors Financial Co., Inc. (Consumer Finance)		QL + 99	01/05/2023	2,000,000	1,998,345
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	2,000,000	1,976,021
Intercontinental Exchange, Inc. (Capital Markets)		3.750%	12/01/2025	1,000,000	991,966
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Diversified Financial Svs.)		4.850%	01/15/2027	1,800,000	1,800,617
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	2,000,000	1,920,015
JPMorgan Chase & Co. (Rate is fixed until 05/13/2030, at which point, the rate becomes SOFR + 252) (Banks)	(b)	2.956%	05/13/2031	2,000,000	1,726,767
KeyCorp (Rate is fixed until 06/01/2032, at which point, the rate becomes SOFRINDX + 206) (Banks)	(b)	4.789%	06/01/2033	2,500,000	2,466,518
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	1,400,000	1,395,377
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	968,336
Morgan Stanley (Rate is fixed until 01/23/2029, at which point, the rate becomes QL + 163) (Capital Markets)	(b)	4.431%	01/23/2030	2,000,000	1,943,248
Morgan Stanley Domestic Holdings, Inc. (Capital Markets)		2.950%	08/24/2022	1,000,000	1,000,276
PNC Bank N.A. (Banks)		2.700%	10/22/2029	2,500,000	2,178,503
State Street Corp. (Capital Markets)		2.200%	03/03/2031	2,000,000	1,635,528
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	1,000,000	993,791
Synchrony Financial (Consumer Finance)		5.150%	03/19/2029	2,000,000	1,871,125
Truist Bank (Banks)		3.625%	09/16/2025	1,000,000	979,028
U.S. Bancorp (Banks)		1.375%	07/22/2030	2,000,000	1,593,721
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	1,000,000	951,566
Wells Fargo & Co. (Rate is fixed until 10/30/2029, at which point, the rate becomes SOFR + 143) (Banks)	(b)	2.879%	10/30/2030	2,000,000	1,758,751
Wells Fargo & Co. (Rate is fixed until 04/30/2040, at which point, the rate becomes SOFR + 253) (Banks)	(b)	3.068%	04/30/2041	1,200,000	929,298
Wells Fargo & Co. (Banks)		4.650%	11/04/2044	1,000,000	899,375
Westpac Banking Corp. (Rate is fixed until 02/04/2025, at which point, the rate becomes H15T5Y + 135) (Banks)	(b)	2.894%	02/04/2030	1,500,000	1,421,186
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISDA05 + 224) (Banks)	(b)	4.322%	11/23/2031	1,800,000	1,730,832
					59,010,595
Health Care–4.1%
AbbVie, Inc. (Biotechnology)		3.200%	11/21/2029	1,000,000	919,941
AbbVie, Inc. (Biotechnology)		4.250%	11/21/2049	3,000,000	2,663,195
HCA, Inc. (Health Care Providers & Svs.)		5.250%	06/15/2026	1,000,000	994,921
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.950%	06/30/2030	2,000,000	1,759,914
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.800%	06/30/2031	1,200,000	1,027,973
Regeneron Pharmaceuticals, Inc. (Biotechnology)		1.750%	09/15/2030	1,800,000	1,443,138
					8,809,082
Industrials–10.4%
Air Lease Corp. (Trading Companies & Distributors)		2.250%	01/15/2023	2,000,000	1,979,683
Air Lease Corp. (Trading Companies & Distributors)		2.300%	02/01/2025	2,000,000	1,871,798
BAE Systems PLC (Aerospace & Defense)	(a)	1.900%	02/15/2031	2,000,000	1,608,793
Boeing Co. / The (Aerospace & Defense)		3.200%	03/01/2029	3,000,000	2,595,851
Burlington Northern Santa Fe LLC (Road & Rail)		4.550%	09/01/2044	900,000	865,036
Canadian Pacific Railway Co. (Road & Rail)		2.050%	03/05/2030	1,300,000	1,100,099
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	2,000,000	1,998,710
Lockheed Martin Corp. (Aerospace & Defense)		1.850%	06/15/2030	1,200,000	1,024,097
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	1,000,000	925,090
Northrop Grumman Corp. (Aerospace & Defense)		2.930%	01/15/2025	2,500,000	2,444,877
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	1,400,000	1,300,366
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	1,000,000	987,797
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	2,000,000	1,855,000
Waste Connections, Inc. (Commercial Svs. & Supplies)		4.250%	12/01/2028	1,800,000	1,775,479
					22,332,676

(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Information Technology–1.7%
Broadcom, Inc. (Semiconductors & Equip.)	(a)	2.600%	02/15/2033	$2,000,000	$ 1,537,816
VMware, Inc. (Software)		2.200%	08/15/2031	2,800,000	2,204,795
					3,742,611
Materials–7.9%
Anglo American Capital PLC (Metals & Mining)	(a)	4.750%	04/10/2027	1,000,000	987,919
Anglo American Capital PLC (Metals & Mining)	(a)	4.000%	09/11/2027	800,000	760,546
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	1,402,000	1,329,834
Glencore Funding LLC (Metals & Mining)	(a)	2.850%	04/27/2031	2,000,000	1,651,239
Kinross Gold Corp. (Metals & Mining)		4.500%	07/15/2027	3,000,000	2,922,360
Mosaic Co. / The (Chemicals)		4.050%	11/15/2027	3,000,000	2,934,297
Nutrien Ltd. (Chemicals)		4.200%	04/01/2029	1,900,000	1,845,695
RPM International, Inc. (Chemicals)		4.250%	01/15/2048	3,000,000	2,521,133
Steel Dynamics, Inc. (Metals & Mining)		3.250%	01/15/2031	1,200,000	1,041,313
Syngenta Finance N.V. (Chemicals)	(a)	5.182%	04/24/2028	1,000,000	1,012,266
					17,006,602
Real Estate–3.8%
Alexandria Real Estate Equities, Inc. (Equity REIT)		3.950%	01/15/2028	1,000,000	968,041
Federal Realty Investment Trust (Equity REIT)		3.250%	07/15/2027	2,000,000	1,880,183
Healthcare Realty Trust, Inc. (Equity REIT)		3.875%	05/01/2025	1,400,000	1,372,476
Healthcare Realty Trust, Inc. (Equity REIT)		3.625%	01/15/2028	1,000,000	932,915
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.625%	12/01/2029	1,300,000	1,162,141
Welltower, Inc. (Equity REIT)		4.250%	04/01/2026	1,000,000	989,158
Welltower, Inc. (Equity REIT)		2.700%	02/15/2027	1,000,000	923,512
					8,228,426
Utilities–7.8%
AEP Transmission Co. LLC (Electric Utilities)		4.000%	12/01/2046	1,000,000	883,310
AEP Transmission Co. LLC (Electric Utilities)		3.750%	12/01/2047	1,351,000	1,147,774
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	2,000,000	1,832,020
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	1,400,000	1,290,933
Berkshire Hathaway Energy Co. (Multi-Utilities)		3.250%	04/15/2028	1,900,000	1,806,144
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	2,000,000	1,846,055
Connecticut Light & Power Co. / The (Electric Utilities)		4.000%	04/01/2048	1,000,000	905,248
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	1,000,000	787,496
Eversource Energy (Electric Utilities)		3.300%	01/15/2028	1,000,000	939,927
FirstEnergy Transmission LLC (Electric Utilities)	(a)	4.550%	04/01/2049	1,800,000	1,448,323
Florida Power & Light Co. (Electric Utilities)		3.150%	10/01/2049	2,000,000	1,588,492
Jersey Central Power & Light Co. (Electric Utilities)	(a)	4.300%	01/15/2026	900,000	888,914
Public Service Electric & Gas Co. (Multi-Utilities)		3.600%	12/01/2047	1,500,000	1,268,713
					16,633,349
Total Corporate Bonds (Cost $230,839,212)					$206,980,253

Asset-Backed Securities–2.9%		Rate	Maturity	Face Amount	Value
Industrials–2.9%
Air Canada 2017-1 Class B Pass Through Trust	(a)	3.700%	01/15/2026	$1,643,518	$ 1,537,474
American Airlines 2015-1 Class B Pass Through Trust		3.700%	05/01/2023	390,549	377,607
FedEx Corp. 2020-1 Class AA Pass Through Trust		1.875%	02/20/2034	2,759,373	2,393,780
United Airlines 2016-1 Class B Pass Through Trust		3.650%	01/07/2026	1,183,333	1,076,722
United Airlines 2019-2 Class AA Pass Through Trust		2.700%	05/01/2032	910,051	775,935
Total Asset-Backed Securities (Cost $6,886,897)					$ 6,161,518

Money Market Funds–2.3%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.494%	(c)	4,896,314	$ 4,895,824
Total Money Market Funds (Cost $4,896,214)			$ 4,895,824
Total Investments – 101.6% (Cost $242,622,323)	(d)		$218,037,595
Liabilities in Excess of Other Assets – (1.6)%			(3,445,478)
Net Assets – 100.0%			$214,592,117

Percentages are stated as a percent of net assets.

Abbreviations:
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 3.010% at 06/30/2022
QL:	Quarterly U.S. LIBOR Rate, 2.285% at 06/30/2022
SOFR:	Secured Overnight Financing Rate, 1.500% at 06/30/2022
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 3.091% at 06/30/2022
USSW5:	USD Swap Semi 30/360 5 Year, 3.075% at 06/30/2022

(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Footnotes:
(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2022, the value of these securities totaled $17,087,703, or 8.0% of the Portfolio’s net assets.
(b)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2022.
(c)	Rate represents the seven-day yield at June 30, 2022.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Balanced Allocation Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.
Performance as of June 30, 2022
Average Annual returns
One year	-12.45%
Five years	6.43%
Ten years	10.31%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.54% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the  Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser/Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -18.90% versus -19.96%% for its benchmark, the S&P 500® Index. The Portfolio’s secondary benchmark, which is comprised of 70% S&P 500® Index and 30% ICE BofA U.S. Corporate Master Index, returned -18.11% for the six-month period ended June 30, 2022.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.   The Portfolio’s equity sleeve underperformed the primary benchmark for the six-month period, while the Portfolio’s fixed income sleeve significantly outperformed the primary benchmark but underperformed the fixed income portion of the secondary benchmark. While both fixed income and equity returns were negative for the period, fixed income performed significantly better than equities. As such, the Portfolio’s allocation to fixed income securities aided performance during the period as compared to the primary, equity-only benchmark.
Despite positive relative performance in the second quarter, relative weakness at the start of the year led to the Portfolio’s equity underperformance for the period. Early performance from positioning capturing policy normalization quickly eroded amid the conflict in the Ukraine. Equity underperformance was driven by non-traditional fundamental quality measures, particularly environmental, social, and governance (“ESG”) insights, while fundamental value measures aided performance.
Fundamental quality insights with a growth flavor led the detraction. Insights evaluating managerial quality, corporate culture, and favoring founder-led ownership structures all detracted. Nontraditional fundamental quality measures, specifically ESG insights, struggled as markets continued to focus on macro dynamics over company results. Insights designed to track company controversies detracted, as it was incorrectly positioned around select consumer names that had sales exposure to Russia. Also, measures that evaluate carbon emissions intensity and track companies across green patent filings detracted, as those measures helped to motivate an overweight across Industrials.
Additionally, given the market rotations, sentiment-based stock selection that captures trends across participants struggled to gain direction. Specifically, text analyses designed to capture both short-term results and long-term fundamentals struggled, and helped motivate an unsuccessful overweight stance across Health Care. Elsewhere, positioning based on informed investor views detracted as the shared exposures ran against rising style volatility. Conversely, capturing sentiment from bond markets benefitted gains, given rate volatility.
Finally, fundamental value insights provided ballast for the period, as they benefitted from the market style preference. Traditional valuation measuring company ownership structures and sources of financing, cash usage efficiency, and other financial statement metrics motivated a successful overweight to Energy names, benefitting performance. (1)
As it relates to the fixed income sleeve of the Portfolio, interest rates rose during the first half of 2022, as the Federal Reserve raised the Fed Funds rate aggressively in 2022 in an attempt to curb inflation, and has indicated that it will continue to raise the Fed Funds rate until inflation is under control. Interest rates increased across the entire yield curve, but short-term interest rates increased at a faster rate. Even so, shorter duration bonds outperformed longer duration bonds during the period. The yield curve has become inverted between the 2 year and 10 year Treasury rate, which can be a harbinger of a recession. Credit spreads widened during the period, and lower quality bonds generally underperformed higher quality bonds. From an investment strategy perspective, the portfolio was positioned with a slightly shorter duration than the benchmark throughout the year, which enhanced performance slightly. (1)
Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. During the six-month period, however, sector allocation decisions contributed to relative returns. A slight underweight position within Consumer Discretionary names contributed to relative performance, as the market was more focused on durables. Security selection, however, had a more meaningful impact on the Portfolio’s overall relative underperformance. Security selection was weakest in Industrials and Consumer Staples, but was somewhat offset by stronger security selection in Communication Services. (1)
For the fixed income sleeve of the Portfolio, security selection was a slight contributor to the Portfolio’s fixed income performance against the fixed income sleeve of the secondary benchmark. Sector allocation was a slight detractor from performance. Taken together, security selection and sector allocation did not meaningfully impact performance of the fixed income portion of the Portfolio. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A. From an equity security standpoint, the Portfolio’s overweight position in EOG Resources, Inc., a Texas-based Energy company, was a top contributor to relative performance for the six-month period. The stock benefitted from the broader Energy rally and run up in commodities prices. An underweight to Netflix, Inc. was also a top contributor, as the stock struggled amid a stagnant user base.

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited) (Continued)
In contrast, an underweight to Chevron Corp. was a key equity detractor from relative performance for the period, as the stock benefitted from the broader Energy rally and runup in commodities prices. Further hindering results was an overweight stance in IDEXX Laboratories, Inc., as the company missed on its first quarter earnings estimates. (1)
For the fixed income sleeve of the Portfolio, the top three contributors to the Portfolio’s performance relative to the fixed income portion of the secondary benchmark were AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.300% due 1/23/2023, Ford Motor Credit Co. LLC 3.087% due 01/09/2023, and Air Lease Corp 2.250% due 01/15/2023. Each of these bonds are shorter duration bonds. The top three detractors to the Portfolio’s relative performance were Charter Communications Operating LLC / Charter Communications Operating 3.700% due 04/01/2051, Lowe’s Cos., Inc. 3.000% due 10/15/2050, and FirstEnergy Transmission 4.550% due 04/01/2049. Each of these bonds are longer duration bonds. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. The futures contracts detracted 20 basis points from the absolute return of the Portfolio for the six-month period. The Portfolio did not participate in any IPOs during the period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
The ICE BofA U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2022 (1)
% of Net Assets
Common Stocks (4)	69.8
Corporate Bonds (4)	27.0
Asset-Backed Securities (4)	0.6
U.S. Treasury Obligations	0.2
Money Market Funds and Other Net Assets	2.4
100.0
Top 10 Portfolio Holdings as of June 30, 2022 (1) (2) (3)
		% of Net Assets
1.	Microsoft Corp.	4.8
2.	Apple, Inc.	4.5
3.	Amazon.com, Inc.	1.9
4.	Alphabet, Inc. Class A	1.8
5.	Alphabet, Inc. Class C	1.3
6.	Exxon Mobil Corp.	1.3
7.	UnitedHealth Group, Inc.	1.3
8.	Tesla, Inc.	1.3
9.	Visa, Inc.	1.2
10.	Johnson & Johnson	1.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Asset-Backed Securities):
% of Net Assets
Information Technology	20.5
Financials	15.1
Health Care	12.7
Consumer Discretionary	9.0
Industrials	8.4
Consumer Staples	8.0
Communication Services	7.7
Energy	5.5
Utilities	4.7
Materials	3.2
Real Estate	2.6
97.4

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks–69.8%		Shares	Value
Communication Services–5.8%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	3,615	$ 7,878,025
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	2,628	5,748,619
Charter Communications, Inc. Class A (Media)	(a)	1,888	884,585
Comcast Corp. Class A (Media)		84,138	3,301,575
Electronic Arts, Inc. (Entertainment)		3,042	370,059
Fox Corp. Class A (Media)		73,956	2,378,425
Fox Corp. Class B (Media)		1,543	45,827
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	22,016	3,550,080
Verizon Communications, Inc. (Diversified Telecom. Svs.)		11,854	601,590
Walt Disney Co. / The (Entertainment)	(a)	4,844	457,274
Warner Bros Discovery, Inc. (Entertainment)	(a)	13,519	181,425
			25,397,484
Consumer Discretionary–7.0%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	77,648	8,246,994
AutoNation, Inc. (Specialty Retail)	(a)	3,079	344,109
Best Buy Co., Inc. (Specialty Retail)		1,949	127,055
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		2,418	269,921
Dollar General Corp. (Multiline Retail)		2,094	513,951
Expedia Group, Inc. (Hotels, Restaurants & Leisure)	(a)	471	44,665
Ford Motor Co. (Automobiles)		12,906	143,644
General Motors Co. (Automobiles)	(a)	24,556	779,898
Home Depot, Inc. / The (Specialty Retail)		14,551	3,990,903
Lowe's Cos., Inc. (Specialty Retail)		8,456	1,477,009
McDonald's Corp. (Hotels, Restaurants & Leisure)		6,584	1,625,458
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		7,938	811,264
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		2,758	247,255
Target Corp. (Multiline Retail)		15,694	2,216,464
Tesla, Inc. (Automobiles)	(a)	8,211	5,529,452
TJX Cos., Inc. / The (Specialty Retail)		8,418	470,145
Travel + Leisure Co. (Hotels, Restaurants & Leisure)		44,055	1,710,215
Whirlpool Corp. (Household Durables)		5,131	794,638
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		8,780	996,618
			30,339,658
Consumer Staples–5.1%
Altria Group, Inc. (Tobacco)		28,032	1,170,897
Brown-Forman Corp. Class B (Beverages)		38,081	2,671,763
Bunge Ltd. (Food Products)		5,645	511,945
Coca-Cola Co. / The (Beverages)		1,691	106,381
Colgate-Palmolive Co. (Household Products)		44,053	3,530,408
Costco Wholesale Corp. (Food & Staples Retailing)		4,543	2,177,369
Hershey Co. / The (Food Products)		416	89,507
Kellogg Co. (Food Products)		12,057	860,146
Keurig Dr Pepper, Inc. (Beverages)		37,208	1,316,791
McCormick & Co., Inc. (Food Products)		6,567	546,703
PepsiCo, Inc. (Beverages)		18,946	3,157,540
Philip Morris International, Inc. (Tobacco)		5,083	501,895
Procter & Gamble Co. / The (Household Products)		33,168	4,769,227
Tyson Foods, Inc. Class A (Food Products)		6,290	541,317
			21,951,889
Energy–3.2%
Chevron Corp. (Oil, Gas & Consumable Fuels)		11,485	1,662,798
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		21,705	2,397,100
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		66,197	5,669,111
Halliburton Co. (Energy Equip. & Svs.)		27,494	862,212
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		57,905	1,301,705
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		7,338	432,062
Schlumberger N.V. (Energy Equip. & Svs.)		34,092	1,219,130
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		3,901	414,598
			13,958,716
Financials–7.6%
American Express Co. (Consumer Finance)		12,597	1,746,196
Bank of America Corp. (Banks)		152,269	4,740,134
Bank of New York Mellon Corp. / The (Capital Markets)		22,374	933,220
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	13,670	3,732,183
Capital One Financial Corp. (Consumer Finance)		3,559	370,812

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Financials (continued)
Charles Schwab Corp. / The (Capital Markets)		13,899	$ 878,139
Citigroup, Inc. (Banks)		29,210	1,343,368
JPMorgan Chase & Co. (Banks)		40,276	4,535,480
Marsh & McLennan Cos., Inc. (Insurance)		9,692	1,504,683
MetLife, Inc. (Insurance)		59,622	3,743,665
Moody's Corp. (Capital Markets)		2,789	758,524
Pinnacle Financial Partners, Inc. (Banks)		5,254	379,917
PNC Financial Services Group, Inc. / The (Banks)		4,172	658,217
Regions Financial Corp. (Banks)		75,027	1,406,756
Stifel Financial Corp. (Capital Markets)		603	33,780
Travelers Cos., Inc. / The (Insurance)		14,056	2,377,291
Voya Financial, Inc. (Diversified Financial Svs.)		53,305	3,173,247
Wells Fargo & Co. (Banks)		20,446	800,870
			33,116,482
Health Care–10.8%
Abbott Laboratories (Health Care Equip. & Supplies)		18,088	1,965,261
AbbVie, Inc. (Biotechnology)		8,363	1,280,877
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		22,560	2,679,451
AmerisourceBergen Corp. (Health Care Providers & Svs.)		7,591	1,073,975
Amgen, Inc. (Biotechnology)		9,485	2,307,700
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	45,966	1,713,153
Cigna Corp. (Health Care Providers & Svs.)		4,878	1,285,451
CVS Health Corp. (Health Care Providers & Svs.)		11,095	1,028,063
Danaher Corp. (Life Sciences Tools & Svs.)		7,868	1,994,695
Elevance Health, Inc. (Health Care Providers & Svs.)		6,343	3,061,005
Eli Lilly & Co. (Pharmaceuticals)		6,521	2,114,304
Johnson & Johnson (Pharmaceuticals)		26,957	4,785,137
McKesson Corp. (Health Care Providers & Svs.)		2,659	867,392
Medtronic PLC (Health Care Equip. & Supplies)		13,542	1,215,394
Merck & Co., Inc. (Pharmaceuticals)		41,371	3,771,794
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	671	770,825
Pfizer, Inc. (Pharmaceuticals)		52,656	2,760,754
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	27,103	1,942,743
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		3,635	1,974,823
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		10,776	5,534,877
Zoetis, Inc. (Pharmaceuticals)		16,065	2,761,413
			46,889,087
Industrials–5.8%
AMETEK, Inc. (Electrical Equip.)		2,840	312,088
Caterpillar, Inc. (Machinery)		2,919	521,800
CSX Corp. (Road & Rail)		21,911	636,734
Cummins, Inc. (Machinery)		1,679	324,937
Curtiss-Wright Corp. (Aerospace & Defense)		7,669	1,012,768
Deere & Co. (Machinery)		1,169	350,080
Delta Air Lines, Inc. (Airlines)	(a)	18,176	526,559
Eaton Corp. PLC (Electrical Equip.)		16,338	2,058,425
Expeditors International of Washington, Inc. (Air Freight & Logistics)		2,276	221,819
General Dynamics Corp. (Aerospace & Defense)		17,411	3,852,184
HEICO Corp. (Aerospace & Defense)		4,184	548,606
HEICO Corp. Class A (Aerospace & Defense)		13,730	1,446,867
Honeywell International, Inc. (Industrial Conglomerates)		3,776	656,306
Illinois Tool Works, Inc. (Machinery)		16,350	2,979,787
Landstar System, Inc. (Road & Rail)		7,271	1,057,349
Lennox International, Inc. (Building Products)		227	46,896
Lockheed Martin Corp. (Aerospace & Defense)		5,627	2,419,385
Masco Corp. (Building Products)		8,923	451,504
Norfolk Southern Corp. (Road & Rail)		740	168,195
Old Dominion Freight Line, Inc. (Road & Rail)		501	128,396
Owens Corning (Building Products)		1,902	141,338
PACCAR, Inc. (Machinery)		5,974	491,899
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	10,592	1,259,071
Tetra Tech, Inc. (Commercial Svs. & Supplies)		863	117,843
Union Pacific Corp. (Road & Rail)		2,816	600,596
United Parcel Service, Inc. Class B (Air Freight & Logistics)		15,000	2,738,100
			25,069,532
Information Technology–19.1%
Accenture PLC Class A (IT Svs.)		692	192,134

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Adobe, Inc. (Software)	(a)	5,168	$ 1,891,798
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	19,048	1,456,601
Analog Devices, Inc. (Semiconductors & Equip.)		9,388	1,371,493
Apple, Inc. (Tech. Hardware, Storage & Periph.)		143,900	19,674,008
Applied Materials, Inc. (Semiconductors & Equip.)		13,342	1,213,855
Automatic Data Processing, Inc. (IT Svs.)		4,391	922,286
Broadcom, Inc. (Semiconductors & Equip.)		1,837	892,433
Ciena Corp. (Communications Equip.)	(a)	3,284	150,079
Cognizant Technology Solutions Corp. Class A (IT Svs.)		7,802	526,557
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)		31,874	1,472,898
Fidelity National Information Services, Inc. (IT Svs.)		8,438	773,511
Global Payments, Inc. (IT Svs.)		4,903	542,468
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		84,999	1,127,087
HP, Inc. (Tech. Hardware, Storage & Periph.)		46,487	1,523,844
Intel Corp. (Semiconductors & Equip.)		103,053	3,855,213
Intuit, Inc. (Software)		1,336	514,948
Juniper Networks, Inc. (Communications Equip.)		27,381	780,358
KLA Corp. (Semiconductors & Equip.)		2,391	762,920
Lam Research Corp. (Semiconductors & Equip.)		2,692	1,147,196
Mastercard, Inc. Class A (IT Svs.)		3,410	1,075,787
Micron Technology, Inc. (Semiconductors & Equip.)		10,154	561,313
Microsoft Corp. (Software)		81,838	21,018,454
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		6,654	434,107
NVIDIA Corp. (Semiconductors & Equip.)		22,779	3,453,069
PayPal Holdings, Inc. (IT Svs.)	(a)	14,067	982,439
QUALCOMM, Inc. (Semiconductors & Equip.)		15,998	2,043,584
Salesforce, Inc. (Software)	(a)	9,088	1,499,883
ServiceNow, Inc. (Software)	(a)	5,608	2,666,716
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	6,970	977,333
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		2,766	312,973
Teradyne, Inc. (Semiconductors & Equip.)		287	25,701
Texas Instruments, Inc. (Semiconductors & Equip.)		6,670	1,024,845
Visa, Inc. (IT Svs.)		25,289	4,979,151
Workday, Inc. Class A (Software)	(a)	5,909	824,778
			82,671,820
Materials–1.7%
Corteva, Inc. (Chemicals)		12,306	666,247
Ecolab, Inc. (Chemicals)		17,862	2,746,461
Freeport-McMoRan, Inc. (Metals & Mining)		12,571	367,828
Linde PLC (Chemicals)		10,923	3,140,690
LyondellBasell Industries N.V. Class A (Chemicals)		5,122	447,970
			7,369,196
Real Estate–1.6%
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	8,098	596,094
Crown Castle International Corp. (Equity REIT)		8,999	1,515,252
CubeSmart (Equity REIT)		17,656	754,264
Extra Space Storage, Inc. (Equity REIT)		7,344	1,249,361
Mid-America Apartment Communities, Inc. (Equity REIT)		2,632	459,731
Prologis, Inc. (Equity REIT)		21,529	2,532,887
			7,107,589
Utilities–2.1%
CMS Energy Corp. (Multi-Utilities)		33,942	2,291,085
DTE Energy Co. (Multi-Utilities)		16,196	2,052,843
Entergy Corp. (Electric Utilities)		22,339	2,516,265
NextEra Energy, Inc. (Electric Utilities)		12,596	975,686
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		13,699	522,891
OGE Energy Corp. (Electric Utilities)		19,558	754,156
			9,112,926
Total Common Stocks (Cost $322,057,730)			$302,984,379

Corporate Bonds–27.0%	Rate	Maturity	Face Amount	Value
Communication Services–1.9%
AT&T, Inc. (Diversified Telecom. Svs.)	4.900%	08/15/2037	$1,000,000	$ 996,001
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)	3.700%	04/01/2051	1,200,000	812,034
Comcast Corp. (Media)	3.250%	11/01/2039	2,000,000	1,643,788
Lamar Media Corp. (Media)	4.875%	01/15/2029	800,000	720,093

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Communication Services (continued)
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.700%	11/15/2049	$1,400,000	$ 1,066,892
Time Warner Cable LLC (Media)		6.550%	05/01/2037	150,000	150,191
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.875%	04/15/2030	1,200,000	1,119,907
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.400%	11/01/2034	1,000,000	958,207
Verizon Communications, Inc. (Diversified Telecom. Svs.)		2.875%	11/20/2050	1,000,000	709,610
					8,176,723
Consumer Discretionary–2.0%
Amazon.com, Inc. (Internet & Direct Marketing Retail)		3.875%	08/22/2037	1,000,000	947,915
Best Buy Co., Inc. (Specialty Retail)		1.950%	10/01/2030	2,000,000	1,588,533
Expedia Group, Inc. (Hotels, Restaurants & Leisure)		4.625%	08/01/2027	1,000,000	960,754
Hasbro, Inc. (Leisure Products)		3.900%	11/19/2029	2,000,000	1,836,532
Lear Corp. (Auto Components)		3.500%	05/30/2030	1,000,000	872,364
Lowe's Cos., Inc. (Specialty Retail)		3.000%	10/15/2050	1,000,000	696,778
Target Corp. (Multiline Retail)		2.350%	02/15/2030	2,000,000	1,766,271
					8,669,147
Consumer Staples–2.9%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.700%	02/01/2036	2,000,000	1,916,054
B.A.T. Capital Corp. (Tobacco)		3.215%	09/06/2026	1,000,000	933,996
B.A.T. Capital Corp. (Tobacco)		4.700%	04/02/2027	1,000,000	976,811
Campbell Soup Co. (Food Products)		4.150%	03/15/2028	2,000,000	1,964,017
Coca-Cola Co. / The (Beverages)		3.000%	03/05/2051	2,000,000	1,614,929
Diageo Capital PLC (Beverages)		2.375%	10/24/2029	2,000,000	1,775,549
Hershey Co. / The (Food Products)		1.700%	06/01/2030	1,200,000	1,012,066
JBS U.S.A. LUX SA / JBS U.S.A. Food Co. / JBS U.S.A. Finance, Inc. (Food Products)	(b)	5.750%	04/01/2033	800,000	761,832
Kraft Heinz Foods Co. (Food Products)		4.625%	10/01/2039	800,000	702,071
Philip Morris International, Inc. (Tobacco)		3.375%	08/15/2029	1,000,000	902,120
					12,559,445
Energy–2.3%
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc. (Energy Equip. & Svs.)		3.337%	12/15/2027	1,000,000	944,171
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	1,000,000	952,731
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.236%	05/11/2030	1,200,000	1,053,132
Energy Transfer LP (Oil, Gas & Consumable Fuels)		4.950%	06/15/2028	1,000,000	985,386
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	1,000,000	961,550
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	976,838
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		5.850%	01/15/2026	800,000	829,241
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	1,500,000	1,335,707
Tennessee Gas Pipeline Co. LLC (Oil, Gas & Consumable Fuels)	(b)	2.900%	03/01/2030	1,000,000	863,800
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	1,000,000	954,900
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	100,000	95,253
					9,952,709
Financials–7.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.300%	01/23/2023	1,000,000	996,020
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		4.875%	01/16/2024	1,000,000	994,773
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.300%	01/30/2032	1,000,000	800,491
Ares Capital Corp. (Capital Markets)		3.200%	11/15/2031	1,500,000	1,089,910
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(c)	3.803%	12/15/2032	200,000	185,377
BlackRock, Inc. (Capital Markets)		2.100%	02/25/2032	1,000,000	825,900
Capital One Bank U.S.A. N.A. (Rate is fixed until 01/28/2025, at which point, the rate becomes SOFR + 91) (Consumer Finance)	(c)	2.280%	01/28/2026	1,000,000	949,575
Charles Schwab Corp. / The (Capital Markets)		3.300%	04/01/2027	1,000,000	970,730
Citigroup, Inc. (Banks)		4.125%	07/25/2028	1,000,000	959,213
Citigroup, Inc. (Rate is fixed until 11/05/2029, at which point, the rate becomes SOFR + 142) (Banks)	(c)	2.976%	11/05/2030	1,000,000	872,810
Citigroup, Inc. (Rate is fixed until 05/01/2031, at which point, the rate becomes SOFR + 117) (Banks)	(c)	2.561%	05/01/2032	2,000,000	1,646,724
Discover Bank (Banks)		2.450%	09/12/2024	1,000,000	961,715
Discover Bank (Rate is fixed until 08/09/2023, at which point, the rate becomes USSW5 + 173) (Banks)	(c)	4.682%	08/09/2028	250,000	243,038
Ford Motor Credit Co. LLC (Consumer Finance)		3.087%	01/09/2023	2,000,000	1,980,145
General Motors Financial Co., Inc. (Consumer Finance)		2.700%	06/10/2031	3,000,000	2,363,730
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	1,000,000	988,010
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	1,000,000	960,008
JPMorgan Chase & Co. (Rate is fixed until 05/13/2030, at which point, the rate becomes SOFR + 252) (Banks)	(c)	2.956%	05/13/2031	1,000,000	863,384
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	968,336
Morgan Stanley (Rate is fixed until 01/22/2030, at which point, the rate becomes SOFR + 114) (Capital Markets)	(c)	2.699%	01/22/2031	1,500,000	1,299,180
Nasdaq, Inc. (Capital Markets)		3.850%	06/30/2026	1,000,000	993,052

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
PNC Bank N.A. (Banks)		4.050%	07/26/2028	$1,950,000	$ 1,887,132
State Street Corp. (Capital Markets)		2.200%	03/03/2031	1,000,000	817,764
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	1,000,000	993,791
Truist Bank (Rate is fixed until 09/17/2024, at which point, the rate becomes H15T5Y + 115) (Banks)	(c)	2.636%	09/17/2029	2,500,000	2,377,368
U.S. Bancorp (Banks)		1.375%	07/22/2030	1,000,000	796,861
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	1,500,000	1,427,349
Wells Fargo & Co. (Rate is fixed until 04/30/2040, at which point, the rate becomes SOFR + 253) (Banks)	(c)	3.068%	04/30/2041	800,000	619,532
Westpac Banking Corp. (Rate is fixed until 02/04/2025, at which point, the rate becomes H15T5Y + 135) (Banks)	(c)	2.894%	02/04/2030	1,500,000	1,421,186
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISDA05 + 224) (Banks)	(c)	4.322%	11/23/2031	200,000	192,315
					32,445,419
Health Care–1.9%
AbbVie, Inc. (Biotechnology)		3.200%	11/21/2029	1,000,000	919,941
AbbVie, Inc. (Biotechnology)		4.250%	11/21/2049	2,000,000	1,775,463
HCA, Inc. (Health Care Providers & Svs.)		5.250%	06/15/2026	2,000,000	1,989,843
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.800%	06/30/2031	800,000	685,315
Regeneron Pharmaceuticals, Inc. (Biotechnology)		1.750%	09/15/2030	1,200,000	962,092
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		3.875%	12/15/2028	2,000,000	1,989,224
					8,321,878
Industrials–2.0%
Air Lease Corp. (Trading Companies & Distributors)		2.250%	01/15/2023	1,000,000	989,842
Air Lease Corp. (Trading Companies & Distributors)		2.300%	02/01/2025	2,000,000	1,871,798
Boeing Co. / The (Aerospace & Defense)		3.200%	03/01/2029	1,500,000	1,297,926
Burlington Northern Santa Fe LLC (Road & Rail)		4.550%	09/01/2044	100,000	96,115
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	1,000,000	999,355
Lockheed Martin Corp. (Aerospace & Defense)		1.850%	06/15/2030	800,000	682,731
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	1,000,000	945,480
Waste Connections, Inc. (Commercial Svs. & Supplies)		2.600%	02/01/2030	2,000,000	1,749,835
					8,633,082
Information Technology–1.4%
Broadcom, Inc. (Semiconductors & Equip.)	(b)	2.600%	02/15/2033	1,000,000	768,908
HP, Inc. (Tech. Hardware, Storage & Periph.)		2.650%	06/17/2031	3,000,000	2,409,896
Oracle Corp. (Software)		4.300%	07/08/2034	2,100,000	1,832,069
VMware, Inc. (Software)		2.200%	08/15/2031	1,200,000	944,912
					5,955,785
Materials–1.5%
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	1,402,000	1,329,834
Glencore Funding LLC (Metals & Mining)	(b)	2.850%	04/27/2031	3,000,000	2,476,859
Kinross Gold Corp. (Metals & Mining)		4.500%	07/15/2027	1,000,000	974,120
Mosaic Co. / The (Chemicals)		4.050%	11/15/2027	1,000,000	978,099
Steel Dynamics, Inc. (Metals & Mining)		3.250%	01/15/2031	800,000	694,208
					6,453,120
Real Estate–1.0%
Alexandria Real Estate Equities, Inc. (Equity REIT)		3.950%	01/15/2028	1,000,000	968,041
American Tower Corp. (Equity REIT)		2.750%	01/15/2027	2,000,000	1,829,023
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(b)	4.625%	12/01/2029	700,000	625,769
Welltower, Inc. (Equity REIT)		2.700%	02/15/2027	1,000,000	923,512
					4,346,345
Utilities–2.6%
AEP Transmission Co. LLC (Electric Utilities)		4.000%	12/01/2046	1,000,000	883,310
AEP Transmission Co. LLC (Electric Utilities)		3.750%	12/01/2047	1,000,000	849,574
Ameren Corp. (Multi-Utilities)		2.500%	09/15/2024	1,000,000	969,195
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	1,000,000	916,010
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	100,000	92,209
Black Hills Corp. (Multi-Utilities)		3.050%	10/15/2029	2,500,000	2,237,311
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	1,000,000	923,027
Connecticut Light & Power Co. / The (Electric Utilities)		4.000%	04/01/2048	1,000,000	905,248
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	1,500,000	1,181,244
Duke Energy Indiana LLC (Electric Utilities)		3.250%	10/01/2049	1,000,000	773,031
FirstEnergy Transmission LLC (Electric Utilities)	(b)	4.550%	04/01/2049	200,000	160,925

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)	Rate	Maturity	Face Amount	Value
Utilities (continued)
Florida Power & Light Co. (Electric Utilities)	3.150%	10/01/2049	$1,000,000	$ 794,246
Public Service Electric & Gas Co. (Multi-Utilities)	3.600%	12/01/2047	1,000,000	845,809
				11,531,139
Total Corporate Bonds (Cost $134,424,954)				$117,044,792

Asset-Backed Securities–0.6%	Rate	Maturity	Face Amount	Value
Industrials–0.6%
FedEx Corp. 2020-1 Class AA Pass Through Trust	1.875%	02/20/2034	$1,839,582	$ 1,595,853
United Airlines 2016-1 Class B Pass Through Trust	3.650%	01/07/2026	131,481	119,636
United Airlines 2019-2 Class AA Pass Through Trust	2.700%	05/01/2032	910,051	775,935
Total Asset-Backed Securities (Cost $2,881,115)				$ 2,491,424

U.S. Treasury Obligations–0.2%	Rate	Maturity	Face Amount	Value
U.S. Treasury Note	1.875%	02/15/2032	$1,000,000	$ 905,937
Total U.S. Treasury Obligations (Cost $952,779)				$ 905,937

Money Market Funds–1.8%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.494%	(d)	7,925,656	$ 7,924,863
Total Money Market Funds (Cost $7,925,464)			$ 7,924,863
Total Investments – 99.4% (Cost $468,242,042)	(e)		$431,351,395
Other Assets in Excess of Liabilities – 0.6%	(f)		2,484,241
Net Assets – 100.0%			$433,835,636

Percentages are stated as a percent of net assets.

Abbreviations:
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 3.010% at 06/30/2022
SOFR:	Secured Overnight Financing Rate, 1.500% at 06/30/2022
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 3.091% at 06/30/2022
USSW5:	USD Swap Semi 30/360 5 Year, 3.075% at 06/30/2022

Footnotes:
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2022, the value of these securities totaled $5,658,093, or 1.3% of the Portfolio’s net assets.
(c)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2022.
(d)	Rate represents the seven-day yield at June 30, 2022.
(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(f)	Includes $273,000 of cash pledged as collateral for the futures contracts outstanding at June 30, 2022. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2022 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	26	September 16, 2022	$5,017,907	$4,926,350	$(91,557)	$(41,275)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Unaudited)
Objective/Strategy
The ON Blackrock Advantage International Equity Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net - USD).
Performance as of June 30, 2022
Average Annual returns
One year	-16.94%
Five years	2.24%
Ten years	3.48%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.89% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the  Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -19.31% versus -19.57% for its benchmark, the MSCI EAFE Index (Net - USD).
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.   Early performance from positioning that captures policy normalization initially withstood the rotation and benefitted performance. Performance was strong through the start of the year, as positioning reflected a policy normalization theme. Insights that collectively captured the rising inflationary backdrop drove gains across both bottom-up valuation and top-down macro dimensions. However, the emergence of the conflict in the Ukraine prompted a sharp reversal in performance with losses for the first quarter coming from the final week of February. Overweights to European value names, which drove gains earlier, were sharp detractors, as sentiment in the region deteriorated quickly.
Performance was supported by fundamental value insights, which benefitted from the market style preference. Traditional valuation measuring company ownership structures and sources of financing, cash usage efficiency, and other financial statement metrics all did best, and motivated a successful underweight to select Consumer Discretionary names, benefitting performance.
Conversely, non-traditional measures of quality with a growth flavor, such as environmental, social, and governance (“ESG”) insights, struggled. Risk mitigation insights that predict firm-level controversy struggled, as markets continued to focus on macro dynamics over company results. Elsewhere, environmental insights that evaluate "green" bond issuance struggled across Materials.
Lastly, given the market rotations, sentiment-based stock selection that captures trends across participants struggled to gain direction. Specifically, positioning based on informed investor views detracted as the shared exposures ran against rising style volatility. (1)
Q.  How did country selection impact the Portfolio’s performance relative to its benchmark?
A.   The portfolio management team targets a relatively neutral approach to country weighting and seeks to derive the majority of any excess return from security selection. During the six-month period, however, country allocation decisions slightly detracted from relative returns. Underweight positions to the United Kingdom detracted most from relative performance. Notably, however, security selection had a meaningful positive impact to relative performance. Singapore and Sweden stocks were additive with strong security selection within the countries. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?
A.   The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. Overweights to Consumer Staples and Energy, as well as security selection within each of those sectors, led the Portfolio’s outperformance. An overweight to Information Technology, and selection within the sector, detracted from overall returns.(1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.   The Portfolio’s overweight position in Singapore-based Jardine Cycle & Carriage Ltd. was a top contributor to relative performance for the six-month period, as higher commodity prices and economic recovery boosted earnings. An overweight to Equinor ASA, a Norway based petroleum refining company, was also a top contributor, as the stock benefitted from the broader Energy rally and runup in commodities prices.
In contrast, an overweight to British industrial equipment rental company Ashtead Group PLC was a key detractor from relative performance for the period, as the stock struggled with economic growth concerns that increased during the period. Further hindering results was an underweight stance in HSBC Holdings PLC, as investors shrugged off China and geopolitical risk concerns. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. The futures contracts detracted 33 basis points from the Portfolio’s absolute return for the six-month period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The MSCI EAFE Index (Net-USD) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The returns for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2022 (1)
% of Net Assets
Common Stocks (4) (5)	96.1
Preferred Securities (4) (5)	1.1
Money Market Funds and Other Net Assets	2.8
100.0

Top 10 Portfolio Holdings as of June 30, 2022 (1) (2) (3)
		% of Net Assets
1.	Nestle SA	2.6
2.	Roche Holding AG	2.4
3.	ASML Holding N.V.	2.2
4.	Novo Nordisk A/S Class B	2.2
5.	Shell PLC	1.9
6.	BHP Group Ltd.	1.8
7.	British American Tobacco PLC	1.6
8.	AIA Group Ltd.	1.4
9.	LVMH Moet Hennessy Louis Vuitton SE	1.4
10.	Diageo PLC	1.3

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Top 10 Country Weightings (Common Stocks, Preferred Securities):
% of Net Assets
Japan	19.9
United Kingdom	13.5
France	9.8
Germany	9.1
Switzerland	8.5
Australia	7.8
Netherlands	5.1
Denmark	3.6
Italy	3.2
Hong Kong	2.9
(5)	Sectors (Common Stocks, Preferred Securities):

% of Net Assets
Financials	15.8
Health Care	14.1
Industrials	13.7
Consumer Staples	11.2
Information Technology	9.0
Consumer Discretionary	8.2
Materials	7.0
Energy	6.2
Communication Services	5.1
Utilities	4.6
Real Estate	2.3
97.2

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks–96.1%		Shares	Value
Japan–19.9%
Advantest Corp. (Information Technology)	(a)	16,500	$ 887,316
Amada Co. Ltd. (Industrials)	(a)	188,600	1,390,416
Anritsu Corp. (Information Technology)	(a)	40,700	440,642
Aozora Bank Ltd. (Financials)	(a)	20,500	398,948
Astellas Pharma, Inc. (Health Care)	(a)	75,600	1,179,488
Casio Computer Co. Ltd. (Consumer Discretionary)	(a)	103,600	961,303
Central Japan Railway Co. (Industrials)	(a)	1,600	183,893
Coca-Cola Bottlers Japan Holdings, Inc. (Consumer Staples)	(a)	2,400	28,689
Daifuku Co. Ltd. (Industrials)	(a)	13,400	766,885
Daiichi Sankyo Co. Ltd. (Health Care)	(a)	50,800	1,291,970
Daito Trust Construction Co. Ltd. (Real Estate)	(a)	4,200	363,325
Daiwa House Industry Co. Ltd. (Real Estate)	(a)	25,500	596,369
DMG Mori Co. Ltd. (Industrials)	(a)	72,500	901,688
East Japan Railway Co. (Industrials)	(a)	7,600	388,733
Ebara Corp. (Industrials)	(a)	4,800	179,364
Eisai Co. Ltd. (Health Care)	(a)	23,000	972,442
Fuji Media Holdings, Inc. (Communication Services)	(a)	24,200	204,970
Fuji Oil Holdings, Inc. (Consumer Staples)	(a)	18,500	292,386
FUJIFILM Holdings Corp. (Information Technology)	(a)	19,600	1,053,136
Fujitsu Ltd. (Information Technology)	(a)	7,400	925,946
Hisamitsu Pharmaceutical Co., Inc. (Health Care)	(a)	2,400	62,039
Hitachi Ltd. (Industrials)	(a)	1,300	61,841
Honda Motor Co. Ltd. (Consumer Discretionary)	(a)	46,500	1,121,165
Hoya Corp. (Health Care)	(a)	17,700	1,514,817
Inpex Corp. (Energy)	(a)	64,100	687,170
ITOCHU Corp. (Industrials)	(a)	90,100	2,430,714
Itochu Techno-Solutions Corp. (Information Technology)	(a)	8,400	206,532
Japan Post Bank Co. Ltd. (Financials)	(a)	91,400	711,591
Japan Tobacco, Inc. (Consumer Staples)	(a)	187,200	3,243,947
Kakaku.com, Inc. (Communication Services)	(a)	4,100	68,097
Kamigumi Co. Ltd. (Industrials)	(a)	5,700	110,189
Kandenko Co. Ltd. (Industrials)	(a)	12,200	75,992
Kao Corp. (Consumer Staples)	(a)	41,400	1,678,748
Kawasaki Kisen Kaisha Ltd. (Industrials)	(a)	1,900	116,260
KDDI Corp. (Communication Services)	(a)	47,500	1,497,882
Keisei Electric Railway Co. Ltd. (Industrials)	(a)	7,700	212,613
Kuraray Co. Ltd. (Materials)	(a)	11,400	91,974
Kyocera Corp. (Information Technology)	(a)	3,400	181,752
Kyushu Electric Power Co., Inc. (Utilities)	(a)	38,400	246,892
Lion Corp. (Consumer Staples)	(a)	46,200	511,483
Marubeni Corp. (Industrials)	(a)	16,100	144,442
Mitsubishi Corp. (Industrials)	(a)	80,700	2,403,341
Mitsubishi HC Capital, Inc. (Financials)	(a)	12,400	57,231
Mitsui & Co. Ltd. (Industrials)	(a)	125,900	2,766,593
Mitsui Fudosan Co. Ltd. (Real Estate)	(a)	25,500	547,864
Mizuho Financial Group, Inc. (Financials)	(a)	126,100	1,435,638
MS&AD Insurance Group Holdings, Inc. (Financials)	(a)	17,300	530,476
Murata Manufacturing Co. Ltd. (Information Technology)	(a)	29,300	1,594,720
NEC Corp. (Information Technology)	(a)	48,300	1,884,519
NET One Systems Co. Ltd. (Information Technology)	(a)	11,800	262,244
Nintendo Co. Ltd. (Communication Services)	(a)	1,900	817,107
Nippon Telegraph & Telephone Corp. (Communication Services)	(a)	69,200	1,988,334
Nippon Yusen KK (Industrials)	(a)	5,500	377,107
Nitto Denko Corp. (Materials)	(a)	2,100	135,825
Nomura Real Estate Holdings, Inc. (Real Estate)	(a)	1,300	31,805
Nomura Research Institute Ltd. (Information Technology)	(a)	13,200	354,242
Common Stocks (Continued)		Shares	Value
Japan (continued)
Obayashi Corp. (Industrials)	(a)	13,500	$ 98,189
Obic Co. Ltd. (Information Technology)	(a)	1,700	241,750
Omron Corp. (Information Technology)	(a)	48,600	2,473,580
Otsuka Holdings Co. Ltd. (Health Care)	(a)	18,700	667,528
Pigeon Corp. (Consumer Staples)	(a)	1,600	22,014
Pola Orbis Holdings, Inc. (Consumer Staples)	(a)	2,700	33,420
Recruit Holdings Co. Ltd. (Industrials)	(a)	41,100	1,210,413
Ricoh Co. Ltd. (Information Technology)	(a)	18,700	145,994
Rohm Co. Ltd. (Information Technology)	(a)	3,500	245,349
Sankyu, Inc. (Industrials)	(a)	700	20,154
Santen Pharmaceutical Co. Ltd. (Health Care)	(a)	23,300	183,812
SBI Holdings, Inc. (Financials)	(a)	16,000	312,634
SCREEN Holdings Co. Ltd. (Information Technology)	(a)	1,100	74,638
Sega Sammy Holdings, Inc. (Consumer Discretionary)	(a)	9,200	147,773
Sekisui Chemical Co. Ltd. (Consumer Discretionary)	(a)	2,300	31,533
Sekisui House Ltd. (Consumer Discretionary)	(a)	65,900	1,156,897
SG Holdings Co. Ltd. (Industrials)	(a)	1,500	25,365
Shin-Etsu Chemical Co. Ltd. (Materials)	(a)	14,400	1,618,717
Shionogi & Co. Ltd. (Health Care)	(a)	9,100	464,450
SoftBank Corp. (Communication Services)	(a)	81,100	900,415
SoftBank Group Corp. (Communication Services)	(a)	33,700	1,306,161
Sony Group Corp. (Consumer Discretionary)	(a)	7,600	619,831
Sumitomo Chemical Co. Ltd. (Materials)	(a)	714,000	2,794,378
Sumitomo Corp. (Industrials)	(a)	133,300	1,812,005
Sumitomo Mitsui Financial Group, Inc. (Financials)	(a)	115,100	3,421,358
Sundrug Co. Ltd. (Consumer Staples)	(a)	14,700	328,746
Suzuki Motor Corp. (Consumer Discretionary)	(a)	17,100	537,588
Sysmex Corp. (Health Care)	(a)	1,200	72,409
Takeda Pharmaceutical Co. Ltd. (Health Care)	(a)	124,300	3,491,379
TBS Holdings, Inc. (Communication Services)	(a)	16,400	205,821
Terumo Corp. (Health Care)	(a)	40,800	1,234,243
Tohoku Electric Power Co., Inc. (Utilities)	(a)	6,800	36,499
Tokio Marine Holdings, Inc. (Financials)	(a)	29,500	1,720,202
Tokyo Century Corp. (Financials)	(a)	1,000	33,222
Tokyo Electron Ltd. (Information Technology)	(a)	5,500	1,795,162
Tokyo Tatemono Co. Ltd. (Real Estate)	(a)	5,900	81,394
Tokyu Fudosan Holdings Corp. (Real Estate)	(a)	7,600	39,995
Toshiba Corp. (Industrials)	(a)	10,900	442,870
Toyota Industries Corp. (Industrials)	(a)	1,500	93,011
Toyota Motor Corp. (Consumer Discretionary)	(a)	97,000	1,496,643
Trend Micro, Inc. (Information Technology)	(a)	7,900	386,479
Tsuruha Holdings, Inc. (Consumer Staples)	(a)	600	32,649
Ulvac, Inc. (Information Technology)	(a)	600	20,436
Unicharm Corp. (Consumer Staples)	(a)	41,900	1,406,047
Yamada Holdings Co. Ltd. (Consumer Discretionary)	(a)	37,400	134,496
Yaskawa Electric Corp. (Industrials)	(a)	9,500	306,833
			77,495,577
United Kingdom–13.5%
Anglo American PLC (Materials)	(a)	35,778	1,279,012
Ashtead Group PLC (Industrials)	(a)	56,122	2,360,971
Associated British Foods PLC (Consumer Staples)	(a)	19,860	383,210
AstraZeneca PLC (Health Care)	(a)	38,504	5,079,514
Bellway PLC (Consumer Discretionary)	(a)	7,746	203,661
BP PLC (Energy)	(a)	718,113	3,371,896
British American Tobacco PLC (Consumer Staples)	(a)	140,816	6,035,974
BT Group PLC (Communication Services)	(a)	146,238	332,363
Centrica PLC (Utilities)	(a)(b)	554,998	541,976
Croda International PLC (Materials)	(a)	4,886	386,199
Diageo PLC (Consumer Staples)	(a)	118,918	5,136,390
Direct Line Insurance Group PLC (Financials)	(a)	31,644	97,129

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
United Kingdom (continued)
easyJet PLC (Industrials)	(a)(b)	3,730	$ 16,754
Greggs PLC (Consumer Discretionary)	(a)	6,506	144,067
GSK PLC (Health Care)	(a)	81,182	1,749,601
Hargreaves Lansdown PLC (Financials)	(a)	12,147	117,200
HSBC Holdings PLC (Financials)	(a)	83,356	544,525
IG Group Holdings PLC (Financials)	(a)	30,945	261,177
IMI PLC (Industrials)	(a)	23,155	332,105
ITV PLC (Communication Services)	(a)	658,010	525,462
Lloyds Banking Group PLC (Financials)	(a)	3,072,958	1,581,057
NatWest Group PLC (Financials)	(a)	40,771	108,523
RELX PLC (Industrials)	(a)	77,272	2,098,039
Rightmove PLC (Communication Services)	(a)	75,923	526,134
Rio Tinto PLC (Materials)	(a)	30,019	1,794,735
Rolls-Royce Holdings PLC (Industrials)	(a)(b)	84,480	85,972
Segro PLC (Real Estate)	(a)	7,200	85,952
Shell PLC (Energy)	(a)	280,722	7,310,781
Smiths Group PLC (Industrials)	(a)	37,177	635,759
Spectris PLC (Information Technology)	(a)	24,233	802,829
Spirax-Sarco Engineering PLC (Industrials)	(a)	1,711	206,361
SSE PLC (Utilities)	(a)	128,427	2,534,549
Standard Chartered PLC (Financials)	(a)	38,778	292,750
Taylor Wimpey PLC (Consumer Discretionary)	(a)	25,439	36,236
Tesco PLC (Consumer Staples)	(a)	635,103	1,979,364
Unilever PLC (Consumer Staples)	(a)	47,915	2,183,956
Unilever PLC (Consumer Staples)	(a)	1,943	88,252
UNITE Group PLC / The (Real Estate)	(a)	1,630	21,188
Whitbread PLC (Consumer Discretionary)	(a)	37,293	1,130,896
WPP PLC (Communication Services)	(a)	5,923	59,830
			52,462,349
France–9.8%
Accor SA (Consumer Discretionary)	(a)(b)	5,451	148,712
Air France-KLM (Industrials)	(a)(b)	29,308	34,614
Air Liquide SA (Materials)	(a)	7,894	1,062,554
Amundi SA (Financials)	(a)	10,017	551,506
AXA SA (Financials)	(a)	35,374	807,996
BNP Paribas SA (Financials)	(a)	2,974	142,252
Capgemini SE (Information Technology)	(a)	17,038	2,938,375
Carrefour SA (Consumer Staples)	(a)	13,488	239,429
Covivio (Real Estate)	(a)	1,580	88,271
Dassault Systemes SE (Information Technology)	(a)	8,889	329,256
Electricite de France SA (Utilities)	(a)	89,858	738,080
Engie SA (Utilities)	(a)	174,554	2,021,154
Hermes International (Consumer Discretionary)	(a)	1,886	2,122,556
Ipsen SA (Health Care)	(a)	3,727	352,884
Klepierre SA (Real Estate)	(a)	30,237	585,146
Legrand SA (Industrials)	(a)	10,605	787,405
L'Oreal SA (Consumer Staples)	(a)	9,756	3,387,335
LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	(a)	8,714	5,340,615
Pernod Ricard SA (Consumer Staples)	(a)	10,155	1,877,403
Publicis Groupe SA (Communication Services)	(a)	14,851	730,380
Rexel SA (Industrials)	(a)	2,900	44,811
Rubis SCA (Utilities)	(a)	55,473	1,304,714
Safran SA (Industrials)	(a)	19,122	1,903,891
Sanofi (Health Care)	(a)	12,164	1,226,691
Sartorius Stedim Biotech (Health Care)	(a)	147	46,381
Schneider Electric SE (Industrials)	(a)	5,930	706,592
Societe Generale SA (Financials)	(a)	64,479	1,425,611
Teleperformance (Industrials)	(a)	3,416	1,054,806
Thales SA (Industrials)	(a)	7,377	905,726
TotalEnergies SE (Energy)	(a)	77,769	4,093,524
Unibail-Rodamco-Westfield (Real Estate)	(a)(b)	3,537	179,821
Vinci SA (Industrials)	(a)	9,550	857,222
Wendel SE (Financials)	(a)	382	32,017
			38,067,730
Common Stocks (Continued)		Shares	Value
Switzerland–8.5%
ABB Ltd. (Industrials)	(a)	8,294	$ 222,430
Banque Cantonale Vaudoise (Financials)	(a)	3,361	264,135
Belimo Holding AG (Industrials)	(a)	134	47,179
Cie Financiere Richemont SA (Consumer Discretionary)	(a)	7,467	803,174
Flughafen Zurich AG (Industrials)	(a)(b)	2,320	351,537
Givaudan SA (Materials)	(a)	113	398,292
Glencore PLC (Materials)	(a)	55,190	298,933
Kuehne + Nagel International AG (Industrials)	(a)	1,217	289,162
Logitech International SA (Information Technology)	(a)	1,540	80,304
Lonza Group AG (Health Care)	(a)	726	387,784
Nestle SA (Consumer Staples)	(a)	87,192	10,190,362
Novartis AG (Health Care)	(a)	54,891	4,653,691
Roche Holding AG (Health Care)	(a)	27,925	9,335,322
Roche Holding AG (Health Care)	(a)	1,136	439,629
Sika AG (Materials)	(a)	4,175	963,745
Swatch Group AG / The (Consumer Discretionary)	(a)	6,717	1,595,546
Temenos AG (Information Technology)	(a)	3,274	280,189
UBS Group AG (Financials)	(a)	148,401	2,399,159
VAT Group AG (Industrials)	(a)	865	206,870
			33,207,443
Germany–8.0%
AIXTRON SE (Information Technology)	(a)	762	19,464
Allianz SE (Financials)	(a)	15,977	3,062,953
Bayer AG (Health Care)	(a)	42,245	2,522,717
Bayerische Motoren Werke AG (Consumer Discretionary)	(a)	29,078	2,254,144
Commerzbank AG (Financials)	(a)(b)	91,126	646,551
Daimler Truck Holding AG (Industrials)	(a)(b)	3,112	81,957
Deutsche Bank AG (Financials)	(a)	279,954	2,460,151
Deutsche Boerse AG (Financials)	(a)	5,271	885,142
Deutsche Telekom AG (Communication Services)	(a)	12,929	257,148
DWS Group GmbH & Co. KGaA (Financials)	(a)	23,254	613,058
Evonik Industries AG (Materials)	(a)	40,468	867,883
Freenet AG (Communication Services)	(a)	5,027	125,364
Fresenius Medical Care AG & Co. KGaA (Health Care)	(a)	1,256	62,927
Hannover Rueck SE (Financials)	(a)	8,421	1,228,243
HOCHTIEF AG (Industrials)	(a)	29,963	1,468,898
Infineon Technologies AG (Information Technology)	(a)	43,126	1,049,062
K+S AG (Materials)	(a)	3,078	74,912
LEG Immobilien SE (Real Estate)	(a)	5,494	457,219
Mercedes-Benz Group AG (Consumer Discretionary)	(a)	49,029	2,847,522
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	(a)	1,409	333,295
Nemetschek SE (Information Technology)	(a)	8,940	543,880
Rational AG (Industrials)	(a)	343	199,965
Rheinmetall AG (Industrials)	(a)	778	179,535
RWE AG (Utilities)	(a)	14,265	527,606
SAP SE (Information Technology)	(a)	27,678	2,522,861
Scout24 SE (Communication Services)	(a)	50,209	2,586,533
Siemens AG (Industrials)	(a)	27,777	2,855,378
Talanx AG (Financials)	(a)	758	28,974
TeamViewer AG (Information Technology)	(a)(b)	11,082	110,821
United Internet AG (Communication Services)	(a)	701	20,094
Volkswagen AG (Consumer Discretionary)	(a)	1,244	227,509
			31,121,766
Australia–7.8%
AGL Energy Ltd. (Utilities)	(a)	144,314	824,955

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Australia (continued)
Aristocrat Leisure Ltd. (Consumer Discretionary)	(a)	93,118	$ 2,214,907
Aurizon Holdings Ltd. (Industrials)	(a)	248,277	652,976
Australia & New Zealand Banking Group Ltd. (Financials)	(a)	21,472	327,034
BHP Group Ltd. (Materials)	(a)	250,913	7,184,544
Commonwealth Bank of Australia (Financials)	(a)	34,147	2,133,386
CSL Ltd. (Health Care)	(a)	12,335	2,290,300
Evolution Mining Ltd. (Materials)	(a)	119,040	194,506
Goodman Group (Real Estate)	(a)	50,151	619,251
Incitec Pivot Ltd. (Materials)	(a)	59,176	136,182
JB Hi-Fi Ltd. (Consumer Discretionary)	(a)	6,312	167,876
Macquarie Group Ltd. (Financials)	(a)	16,512	1,879,989
Medibank Pvt Ltd. (Financials)	(a)	351,317	790,174
Mirvac Group (Real Estate)	(a)	408,571	558,472
Newcrest Mining Ltd. (Materials)	(a)	50,143	714,348
Northern Star Resources Ltd. (Materials)	(a)	85,434	400,746
Origin Energy Ltd. (Utilities)	(a)	24,339	96,615
QBE Insurance Group Ltd. (Financials)	(a)	110,326	927,056
REA Group Ltd. (Communication Services)	(a)	14,647	1,131,051
Rio Tinto Ltd. (Materials)	(a)	15,870	1,132,147
Scentre Group (Real Estate)	(a)	358,698	644,060
South32 Ltd. (Materials)	(a)	459,574	1,245,303
Stockland (Real Estate)	(a)	191,060	477,035
Telstra Corp. Ltd. (Communication Services)	(a)	434,218	1,154,922
WiseTech Global Ltd. (Information Technology)	(a)	8,852	232,119
Woodside Energy Group Ltd. (Energy)	(a)	97,154	2,135,300
Worley Ltd. (Energy)	(a)	20,555	202,672
			30,467,926
Netherlands–5.1%
Aalberts N.V. (Industrials)	(a)	2,122	82,403
Argenx SE (Health Care)	(a)(b)	787	296,662
ASML Holding N.V. (Information Technology)	(a)	18,378	8,682,464
ASR Nederland N.V. (Financials)	(a)	26,634	1,073,802
Heineken N.V. (Consumer Staples)	(a)	14,498	1,319,631
IMCD N.V. (Industrials)	(a)	11,969	1,636,575
ING Groep N.V. (Financials)	(a)	69,679	686,450
Koninklijke Philips N.V. (Health Care)	(a)	22,048	472,897
Koninklijke Vopak N.V. (Energy)	(a)	2,935	73,966
OCI N.V. (Materials)	(a)	9,710	319,417
QIAGEN N.V. (Health Care)	(a)(b)	13,865	651,907
Randstad N.V. (Industrials)	(a)	936	45,237
Stellantis N.V. (Consumer Discretionary)	(a)	18,777	233,112
Wolters Kluwer N.V. (Industrials)	(a)	46,423	4,499,221
			20,073,744
Denmark–3.6%
AP Moller - Maersk A/S Class B (Industrials)	(a)	820	1,925,030
AP Moller - Maersk A/S Class A (Industrials)	(a)	207	480,438
Carlsberg A/S Class B (Consumer Staples)	(a)	2,789	356,442
Coloplast A/S Class B (Health Care)	(a)	431	49,246
DSV A/S (Industrials)	(a)	1,913	269,001
Genmab A/S (Health Care)	(a)(b)	2,444	792,943
H Lundbeck A/S (Health Care)	(c)	43,688	212,175
Novo Nordisk A/S Class B (Health Care)	(a)	77,739	8,621,434
Novozymes A/S (Materials)	(a)	6,212	373,857
Tryg A/S (Financials)	(a)	48,235	1,086,730
			14,167,296
Italy–3.2%
Assicurazioni Generali SpA (Financials)	(a)	30,766	491,418
Banca Generali SpA (Financials)	(a)	914	25,878
Banca Mediolanum SpA (Financials)	(a)	51,730	341,299
Enel SpA (Utilities)	(a)	480,831	2,636,983
Eni SpA (Energy)	(a)	92,715	1,099,661
Ferrari N.V. (Consumer Discretionary)	(a)	2,742	504,631
Intesa Sanpaolo SpA (Financials)	(a)	545,107	1,020,151
Italgas SpA (Utilities)	(a)	79,679	464,954
Common Stocks (Continued)		Shares	Value
Italy (continued)
Leonardo SpA (Industrials)	(a)	5,313	$ 53,905
Mediobanca Banca di Credito Finanziario SpA (Financials)	(a)	252,136	2,186,682
Moncler SpA (Consumer Discretionary)	(a)	7,881	339,561
Poste Italiane SpA (Financials)	(a)	17,283	161,708
PRADA SpA (Consumer Discretionary)	(a)	42,700	240,132
Reply SpA (Information Technology)	(a)	2,677	325,660
Snam SpA (Utilities)	(a)	360,791	1,892,841
UniCredit SpA (Financials)	(a)	66,375	634,302
UnipolSai Assicurazioni SpA (Financials)	(a)	42,981	103,074
			12,522,840
Hong Kong–2.9%
AIA Group Ltd. (Financials)	(a)	504,800	5,515,730
ASM Pacific Technology Ltd. (Information Technology)	(a)	21,200	180,439
Budweiser Brewing Co. APAC Ltd. (Consumer Staples)	(a)	69,300	207,948
CK Hutchison Holdings Ltd. (Industrials)	(a)	86,000	583,423
Hysan Development Co. Ltd. (Real Estate)	(a)	49,000	147,829
Jardine Matheson Holdings Ltd. (Industrials)	(a)	23,500	1,234,782
Kerry Properties Ltd. (Real Estate)	(a)	249,500	693,809
Link REIT (Real Estate)	(a)	2,800	22,880
New World Development Co. Ltd. (Real Estate)	(a)	53,000	190,913
PCCW Ltd. (Communication Services)	(a)	722,000	381,697
SITC International Holdings Co. Ltd. (Industrials)	(a)	15,000	42,663
Sun Hung Kai Properties Ltd. (Real Estate)	(a)	41,500	491,362
Swire Properties Ltd. (Real Estate)	(a)	298,000	741,911
Techtronic Industries Co. Ltd. (Industrials)	(a)	69,000	720,508
WH Group Ltd. (Consumer Staples)	(a)	318,500	246,514
			11,402,408
Sweden–2.2%
Assa Abloy AB Class B (Industrials)	(a)	8,962	191,250
Boliden AB (Materials)	(a)	2,093	66,935
Elekta AB Class B (Health Care)	(a)	49,819	345,269
Epiroc AB Class A (Industrials)	(a)	10,940	169,625
Getinge AB Class B (Health Care)	(a)	1,015	23,524
Hexagon AB Class B (Information Technology)	(a)	40,526	423,458
Industrivarden AB Class C (Financials)	(a)	49,874	1,114,898
Industrivarden AB Class A (Financials)	(a)	17,267	390,354
Investor AB Class B (Financials)	(a)	21,672	357,409
Lundin Energy MergerCo AB (Energy)	(a)(b)	28,338	1,106,705
Saab AB Class B (Industrials)	(a)	40,052	1,656,246
Skanska AB Class B (Industrials)	(a)	2,664	40,987
Tele2 AB Class B (Communication Services)	(a)	81,218	926,118
Telefonaktiebolaget LM Ericsson Class B (Information Technology)	(a)	179,001	1,336,961
Volvo AB Class B (Industrials)	(a)	32,367	503,611
			8,653,350
Norway–1.9%
Aker ASA (Industrials)	(a)	2,579	199,311
DNB Bank ASA (Financials)	(a)	141,695	2,565,184
Equinor ASA (Energy)	(a)	104,918	3,655,908
Kongsberg Gruppen ASA (Industrials)	(a)	1,771	63,694
Telenor ASA (Communication Services)	(a)	73,894	987,462
Var Energi ASA (Energy)	(a)	8,069	31,502
			7,503,061
Spain–1.9%
Acciona SA (Utilities)	(a)	10,642	1,960,878
Amadeus IT Group SA (Information Technology)	(a)(b)	3,919	219,441
Banco Bilbao Vizcaya Argentaria SA (Financials)	(a)	321,094	1,458,594
Banco Santander SA (Financials)	(a)	756,014	2,139,076
Bankinter SA (Financials)	(a)	28,646	179,177
Grifols SA (Health Care)	(a)	4,484	85,036

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Spain (continued)
Iberdrola SA (Utilities)	(a)	38,040	$ 396,050
Industria de Diseno Textil SA (Consumer Discretionary)	(a)	35,012	795,664
Merlin Properties Socimi SA (Real Estate)	(a)	4,115	39,851
Repsol SA (Energy)	(a)	6,599	97,282
			7,371,049
Singapore–1.9%
City Developments Ltd. (Real Estate)	(a)	3,900	22,907
Jardine Cycle & Carriage Ltd. (Consumer Discretionary)	(a)	155,300	3,165,577
Mapletree Commercial Trust (Real Estate)	(a)	381,200	502,407
Singapore Telecommunications Ltd. (Communication Services)	(a)	1,563,000	2,844,761
Suntec Real Estate Investment Trust (Real Estate)	(a)	84,500	98,589
United Overseas Bank Ltd. (Financials)	(a)	32,800	619,662
			7,253,903
Belgium–1.9%
Ackermans & van Haaren N.V. (Industrials)	(a)	537	80,339
Anheuser-Busch InBev SA / N.V. (Consumer Staples)	(a)	44,911	2,418,544
Etablissements Franz Colruyt N.V. (Consumer Staples)	(a)	2,572	69,893
Groupe Bruxelles Lambert SA (Financials)	(a)	14,182	1,188,869
KBC Group N.V. (Financials)	(a)	13,028	732,968
Solvay SA (Materials)	(a)	16,375	1,334,007
UCB SA (Health Care)	(a)	8,098	686,219
Warehouses De Pauw CVA (Real Estate)	(a)	22,641	714,417
			7,225,256
Finland–1.0%
Kone Oyj Class B (Industrials)	(a)	1,220	58,310
Nokia Oyj (Information Technology)	(a)	369,385	1,712,117
Nordea Bank Abp (Financials)	(a)	254,258	2,245,993
Wartsila OYJ Abp (Industrials)	(a)	4,328	33,926
			4,050,346
Ireland–0.9%
AIB Group PLC (Financials)	(a)	13,753	31,389
Bank of Ireland Group PLC (Financials)	(a)	39,321	248,532
Experian PLC (Industrials)	(a)	80,969	2,377,314
James Hardie Industries PLC (Materials)	(a)	16,935	370,755
Kerry Group PLC Class A (Consumer Staples)	(a)	366	35,001
Kingspan Group PLC (Industrials)	(a)	7,768	467,098
			3,530,089
Israel–0.8%
Bank Hapoalim BM (Financials)	(a)	165,619	1,390,740
Bezeq The Israeli Telecommunication Corp. Ltd. (Communication Services)	(a)	29,486	45,961
Common Stocks (Continued)		Shares	Value
Israel (continued)
Israel Discount Bank Ltd. Class A (Financials)	(a)	68,342	$ 357,867
Teva Pharmaceutical Industries Ltd. (Health Care)	(a)(b)	162,103	1,227,103
			3,021,671
Austria–0.4%
ams-OSRAM AG (Information Technology)	(a)(b)	11,097	100,394
ANDRITZ AG (Industrials)	(a)	20,564	830,093
BAWAG Group AG (Financials)	(a)	5,368	226,608
Erste Group Bank AG (Financials)	(a)	9,593	243,770
OMV AG (Energy)	(a)	5,677	266,994
			1,667,859
Portugal–0.4%
EDP - Energias de Portugal SA (Utilities)	(a)	357,378	1,665,500
Luxembourg–0.4%
ArcelorMittal SA (Materials)	(a)	55,853	1,252,525
RTL Group SA (Communication Services)	(a)	4,846	202,981
			1,455,506
Mexico–0.1%
Fresnillo PLC (Materials)	(a)	28,209	263,516
Czech Republic–0.0%
Avast PLC (Information Technology)	(c)	18,267	114,962
Total Common Stocks (Cost $429,196,789)			$374,765,147

Preferred Securities–1.1%		Rate	Quantity	Value
Germany–1.1%
FUCHS PETROLUB SE (Materials)	(a)	3.884% (d)	14,825	$ 414,755
Porsche Automobil Holding SE (Consumer Discretionary)	(a)	4.046% (d)	4,471	297,371
Sartorius AG (Health Care)	(a)	0.377% (d)	6,545	2,297,089
Volkswagen AG (Consumer Discretionary)	(a)	5.953% (d)	8,347	1,123,838
Total Preferred Securities (Cost $4,872,784)				$ 4,133,053

Money Market Funds–2.1%				Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.494%	(e)	8,019,870	$ 8,019,068
Total Money Market Funds (Cost $8,019,956)			$ 8,019,068
Total Investments – 99.3% (Cost $442,089,529)	(f)		$386,917,268
Other Assets in Excess of Liabilities – 0.7%	(g)		2,872,762
Net Assets – 100.0%			$389,790,030

Percentages are stated as a percent of net assets.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Footnotes:
(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $378,571,063 or 97.1% of the Portfolio’s net assets.
(b)	Non-income producing security.
(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $327,137 or 0.1% of the Portfolio’s net assets.
Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Represents twelve-month dividend yield. Rates are determined by actual distributions, which are impacted by factors unique to each preference share such as board authorization, distributable earnings, and preferred payout features compared to other classes of equity.
(e)	Rate represents the seven-day yield at June 30, 2022.
(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(g)	Includes $456,981 of cash pledged as collateral for the futures contracts outstanding at June 30, 2022. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2022 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
MSCI EAFE Index - Long	83	September 16, 2022	$7,729,334	$7,704,890	$(24,444)	$(39,308)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited)
Objective/Strategy
The ON Janus Henderson Forty Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.
Performance as of June 30, 2022
Average Annual returns
One year	-30.89%
Five years	10.61%
Ten years	12.98%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.78% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the  Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -34.75% versus -28.07% for its benchmark, the Russell 1000® Growth Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Due to the concentrated nature of the Portfolio, its relative underperformance for the six-month period was due largely to individual stocks in the Portfolio, rather than a market condition or investment strategy that worked for or against the Portfolio. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?
A.  Stock selection in the Communication Services, Information Technology and Health Care sectors were the largest drivers of the Portfolio’s underperformance during the six-month period.
Overall sector allocation also detracted during the period. An underweight allocation to the Consumer Staples sector and overweight allocation to the Communication Services sector detracted from relative performance, while an overweight in Health Care contributed to relative results. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Social media operator Snap Inc., Class A (“Snap”), an off-benchmark position, was among the top detractors for the six-month period. The company’s stock suffered during the period when the company’s management announced second quarter results below expectations.. Snap has also had a more difficult time than expected gaining market share amid a weakening environment for advertising revenue. The company continues to expand into areas such as augmented reality, advertising and e-commerce, and to enhance its app with features such as Spotlight and Maps. We believe Snap is still early in its development and that its business model continues to evolve into a core digital advertising platform. Align Technology, Inc. (“Align”), a medical device company that designs, manufactures and markets dentistry products such as Invisalign, was also among the top detractors. During the period, the company suffered on fears that demand for their clear aligner product may have been pulled forward during the pandemic more than previously expected and that consumer spending on big-ticket items would decline as the macroeconomic outlook weakens. Demand for Align’s clear aligners has structurally increased as consumers have trended away from traditional bracket braces. Cloud-based customer engagement platform Twilio, Inc. Class A (“Twilio”) was also among the top relative detractors. Although the company continues to post solid results, high-growth stocks with expected cash flows far out into the future generally fell during the period, on expectations for higher interest rates. Twilio, specifically, dipped on concerns over its ability to expand gross margins and from difficult year-over-year comparisons.
An overweight to payments company Mastercard, Inc. Class A (“Mastercard”) was among the top relative contributors for the period. The company continues to benefit from improvement in cross-border payments and increased travel as COVID restrictions ease. Its business is also somewhat insulated from inflation, as its revenues are tied to transaction size, which could rise as inflation increases. We continue to believe that Mastercard’s network is well positioned as transactions migrate from cash and check to credit card and electronic payments. Biohaven Pharmaceutical Holding Co. Ltd. (“Biohaven”) also contributed positively to performance. The stock climbed after Pfizer, Inc. announced it would acquire Biohaven for nearly $12 billion, a roughly 79% premium. Biohaven’s lead drug, Nurtec, is a novel oral treatment for migraines. Last year, the fast-acting oral tablet (originally used to treat symptoms of migraine) received Food and Drug Administration approval as a preventative medicine. As the only medicine available to both treat and prevent acute migraine attacks, Nurtec has seen significant sales growth. Howmet Aerospace, Inc. a leading provider of engineered products and fasteners for the aerospace, defense, transportation and industrial end markets, was also among the top relative contributors. The company proved to be more resilient than the broad market, as its results and guidance have remained solid despite market volatility and macroeconomic worries. We believe the company’s core aerospace business is a scarce asset with high barriers to entry, and that long-term commercial airline industry fundamentals remain strong. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.

(continued)

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 1000® Growth Index is a market-capitalization weighted index of those firms in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2022 (1)
% of Net Assets
Common Stocks (4)	94.1
Money Market Funds and Other Net Assets	5.9
100.0

Top 10 Portfolio Holdings as of June 30, 2022 (1) (2) (3)
		% of Net Assets
1.	Microsoft Corp.	11.7
2.	Amazon.com, Inc.	7.5
3.	Mastercard, Inc. Class A	5.8
4.	Alphabet, Inc. Class C	4.8
5.	Apple, Inc.	4.7
6.	Danaher Corp.	4.2
7.	American Tower Corp.	3.7
8.	Crown Holdings, Inc.	3.2
9.	ASML Holding N.V.	3.1
10.	AbbVie, Inc.	3.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):
% of Net Assets
Information Technology	34.2
Consumer Discretionary	16.2
Health Care	12.3
Communication Services	11.3
Industrials	9.4
Materials	5.8
Real Estate	3.7
Consumer Staples	1.2
94.1

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks–94.1%		Shares	Value
Communication Services–11.3%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	1,789	$ 3,913,348
Match Group, Inc. (Interactive Media & Svs.)	(a)	18,662	1,300,555
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	12,777	2,060,291
Snap, Inc. Class A (Interactive Media & Svs.)	(a)	94,375	1,239,144
Walt Disney Co. / The (Entertainment)	(a)	7,852	741,229
			9,254,567
Consumer Discretionary–16.2%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	58,175	6,178,767
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	965	1,687,775
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	14,646	560,942
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	(b)	2,571	1,575,708
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		9,250	945,350
Rivian Automotive, Inc. Class A (Automobiles)	(a)	14,212	365,817
TJX Cos., Inc. / The (Specialty Retail)		34,618	1,933,415
			13,247,774
Consumer Staples–1.2%
Olaplex Holdings, Inc. (Personal Products)	(a)	69,889	984,736
Health Care–12.3%
AbbVie, Inc. (Biotechnology)		15,908	2,436,469
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	4,804	1,136,963
Danaher Corp. (Life Sciences Tools & Svs.)		13,533	3,430,886
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	15,716	1,171,313
Horizon Therapeutics PLC (Biotechnology)	(a)	24,256	1,934,659
			10,110,290
Industrials–9.4%
Core & Main, Inc. Class A (Trading Companies & Distributors)	(a)	81,398	1,815,175
CoStar Group, Inc. (Professional Svs.)	(a)	33,162	2,003,317
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Deere & Co. (Machinery)		6,378	$ 1,910,020
Howmet Aerospace, Inc. (Aerospace & Defense)		63,707	2,003,585
			7,732,097
Information Technology–34.2%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		28,354	3,876,559
ASML Holding N.V. (Semiconductors & Equip.)		5,302	2,523,116
Atlassian Corp. PLC Class A (Software)	(a)	6,115	1,145,951
Block, Inc. (IT Svs.)	(a)	6,150	377,979
Mastercard, Inc. Class A (IT Svs.)		15,196	4,794,034
Microsoft Corp. (Software)		37,234	9,562,808
NVIDIA Corp. (Semiconductors & Equip.)		5,752	871,946
Texas Instruments, Inc. (Semiconductors & Equip.)		11,817	1,815,682
Twilio, Inc. Class A (IT Svs.)	(a)	14,951	1,253,043
Workday, Inc. Class A (Software)	(a)	12,973	1,810,771
			28,031,889
Materials–5.8%
Crown Holdings, Inc. (Containers & Packaging)		28,800	2,654,496
Freeport-McMoRan, Inc. (Metals & Mining)		25,762	753,796
Sherwin-Williams Co. / The (Chemicals)		5,874	1,315,247
			4,723,539
Real Estate–3.7%
American Tower Corp. (Equity REIT)		11,730	2,998,071
Total Common Stocks (Cost $75,648,862)			$77,082,963

Money Market Funds–1.2%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.494%	(c)	998,481	$ 998,381
Total Money Market Funds (Cost $998,409)			$ 998,381
Total Investments – 95.3% (Cost $76,647,271)	(d)		$78,081,344
Other Assets in Excess of Liabilities – 4.7%			3,849,758
Net Assets – 100.0%			$81,931,102

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $1,575,708 or 1.9% of the Portfolio’s net assets.
(c)	Rate represents the seven-day yield at June 30, 2022.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Unaudited)
Objective/Strategy
The ON AB Small Cap Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of smaller capitalization companies with market capitalizations at the time of investment that fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million).
Performance as of June 30, 2022
Average Annual returns
One year	-27.94%
Five years	6.07%
Ten years	10.49%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.83% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the  Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -29.63% versus -23.43% for its benchmark, the Russell 2000® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Russell 2000 Index was down 23.43% during the six-month period, which marks the worst first half performance for that index in history. The Federal Reserve raised interest rates three times during the period, including a 0.75% increase in June - its largest since 1994. The growing fear of recession led to sharp declines and periods of widespread volatility across equity markets. Since the start of the year, absolute valuations for small cap growth stocks have corrected sharply, given that their cash flows and earnings are typically further out in the future. As a result, small cap value stocks outperformed their growth counterparts during the period, which was a main driver of underperformance, given the growth-tilt of the Portfolio. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?
A.  During the six-month period, both sector and security selection detracted from the Portfolio’s relative returns, with security selection driving the majority of underperformance. The Portfolio’s underweights to Energy and Utilities, along with an overweight to Information Technology, detracted from relative performance, while an underweight to Communication Services contributed slightly to relative performance. Security selection in Industrials and Health Care were the main drivers of underperformance, followed by selection within Financials and Consumer Discretionary. Security selection in Communication Services and Energy slightly contributed to relative performance.(1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Matador Resources Co., an oil and gas exploration company with operations in the Delaware Basin, was a key relative contributor for the six-month period. Those shares outperformed as oil and gas prices rose. Demand outstripped supply as producers showed restraint in growing capacity, in addition to the supply disruptions caused by the war in Ukraine. We believe Matador Resources Co. will continue to execute on its capital expenditure plans over the coming year. The Chefs’ Warehouse, Inc., a leading distributor of high-end specialty foods to independent restaurants, was the second largest outperformer. The company performed well as the recovery in high-end dining continued to build momentum. Better than expected results reported toward the end of April confirmed that The Chefs’ Warehouse, Inc. is well positioned to be a significant beneficiary. Switch, Inc. Class A, shares of a manager, operator, and designer of state of the art and proprietary data centers in the U.S., was the third largest relative contributor. The company outperformed due to its lack of economic sensitivity in an increasingly macro concerned backdrop, as well as speculation that the company is entertaining offers to be acquired.
Ranpak Holdings Corp., a producer of biodegradable and recycled paper protection machines for ecommerce and industrial packaging, underperformed during the period. The stock declined as the economic downturn in Europe and in ecommerce has weighed on their outlook. Additionally, the company has a Russian mill that supplies a little over 10% of its paper worldwide. The assumption is that the company will not be able to source from Russia eventually, which could hurt its margins going forward. Kornit Digital Ltd., a company that designs and manufactures digital printing systems and consumables for the textile industry was the second largest detractor. Share of the company gapped lower following the release of its first quarter 2022 earnings results, which included a second quarter outlook below expectations. The company called out a reduction in orders from ecommerce customers that are experiencing slower sales growth due to macroeconomic uncertainty. While we believe in the secular growth opportunities for Kornit Digital Ltd., we are concerned that the slowdown in orders may be an early indication of a prolonged investment downturn and have decided to exit the position and reallocate capital to more timely ideas. Outset Medical, Inc., a medical device company developing and commercializing its proprietary hemodialysis system, Tablo, for kidney failure patients in acute hospitals and at home settings, was the third largest relative detractor. The company reported first-quarter earnings with a modest revenue beat and raised its low end of full-year guidance. Outset Medical, Inc., along with other high-growth high-multiple medical technology companies, came under pressure due to the rising interest rate environment.(1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?
A.  Michael Doherty, Quantitative Analyst on AllianceBerstein L.P.'s ("AB") U.S. Small and SMID Growth team, retired effective June 30, 2022. Lucie Germain, who joined AB in December 2015, has assumed Michael’s role as the team’s quantitative analyst. Lucie previously served as a Senior Associate Portfolio Manager in the Institutional Equity Portfolio Management Group where she covered both U.S. Growth and Developed Market Strategic Core equity platforms.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.

(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index includes the 2,000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2022 (1)
% of Net Assets
Common Stocks (4)	97.2
Exchange Traded Funds	0.2
Money Market Funds and Other Net Assets	2.6
100.0

Top 10 Portfolio Holdings as of June 30, 2022 (1) (2) (3)
		% of Net Assets
1.	John Bean Technologies Corp.	1.1
2.	Chefs' Warehouse, Inc. / The	1.0
3.	Helmerich & Payne, Inc.	0.9
4.	Novanta, Inc.	0.9
5.	Driven Brands Holdings, Inc.	0.8
6.	Fox Factory Holding Corp.	0.8
7.	Matador Resources Co.	0.8
8.	Hilton Grand Vacations, Inc.	0.8
9.	Insperity, Inc.	0.8
10.	First Financial Bankshares, Inc.	0.8

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):
% of Net Assets
Information Technology	18.6
Industrials	17.2
Health Care	15.6
Financials	13.9
Consumer Discretionary	12.6
Energy	5.3
Consumer Staples	5.0
Real Estate	3.7
Materials	3.1
Utilities	1.1
Communication Services	1.1
97.2

Ohio National Fund, Inc.	ON AB Small Cap Portfolio
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks–97.2%		Shares	Value
Communication Services–1.1%
AMC Networks, Inc. Class A (Media)	(a)	3,530	$ 102,794
Cars.com, Inc. (Interactive Media & Svs.)	(a)	5,115	48,235
Cinemark Holdings, Inc. (Entertainment)	(a)	9,019	135,465
Cogent Communications Holdings, Inc. (Diversified Telecom. Svs.)		3,530	214,483
EW Scripps Co. / The Class A (Media)	(a)	8,220	102,503
Gogo, Inc. (Wireless Telecom. Svs.)	(a)	4,843	78,408
TechTarget, Inc. (Media)	(a)	2,320	152,470
Vonage Holdings Corp. (Diversified Telecom. Svs.)	(a)	19,669	370,564
Yelp, Inc. (Interactive Media & Svs.)	(a)	4,550	126,354
			1,331,276
Consumer Discretionary–12.6%
Abercrombie & Fitch Co. Class A (Specialty Retail)	(a)	5,210	88,153
Academy Sports & Outdoors, Inc. (Specialty Retail)		6,319	224,577
Adtalem Global Education, Inc. (Diversified Consumer Svs.)	(a)	4,134	148,700
American Axle & Manufacturing Holdings, Inc. (Auto Components)	(a)	19,150	144,200
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	1,826	309,215
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	8,785	43,661
Bloomin' Brands, Inc. (Hotels, Restaurants & Leisure)		6,750	112,185
Boot Barn Holdings, Inc. (Specialty Retail)	(a)	2,520	173,653
Brinker International, Inc. (Hotels, Restaurants & Leisure)	(a)	3,970	87,459
Buckle, Inc. / The (Specialty Retail)		4,240	117,406
Century Communities, Inc. (Household Durables)		2,540	114,224
Cheesecake Factory, Inc. / The (Hotels, Restaurants & Leisure)		3,690	97,490
Dave & Buster's Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	3,360	110,141
Designer Brands, Inc. Class A (Specialty Retail)		10,040	131,122
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)		1,840	119,747
Dorman Products, Inc. (Auto Components)	(a)	2,510	275,372
European Wax Center, Inc. Class A (Diversified Consumer Svs.)		21,392	376,927
Fisker, Inc. (Automobiles)	(a)	29,123	249,584
Five Below, Inc. (Specialty Retail)	(a)	4,594	521,097
Floor & Decor Holdings, Inc. Class A (Specialty Retail)	(a)	7,815	492,032
Fox Factory Holding Corp. (Auto Components)	(a)	12,126	976,628
Gentherm, Inc. (Auto Components)	(a)	2,750	171,628
Group 1 Automotive, Inc. (Specialty Retail)		1,410	239,418
Hilton Grand Vacations, Inc. (Hotels, Restaurants & Leisure)	(a)	26,890	960,780
Installed Building Products, Inc. (Household Durables)		1,958	162,827
iRobot Corp. (Household Durables)	(a)	2,450	90,038
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)		3,960	132,145
LCI Industries (Auto Components)		2,180	243,898
LGI Homes, Inc. (Household Durables)	(a)	1,930	167,717
Life Time Group Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	45,278	583,181
Lithia Motors, Inc. (Specialty Retail)		3,117	856,583
Lovesac Co. / The (Household Durables)	(a)	13,737	377,768
M.D.C. Holdings, Inc. (Household Durables)		4,850	156,704
MarineMax, Inc. (Specialty Retail)	(a)	3,640	131,477
Meritage Homes Corp. (Household Durables)	(a)	3,170	229,825
Monarch Casino & Resort, Inc. (Hotels, Restaurants & Leisure)	(a)	1,660	97,392
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
National Vision Holdings, Inc. (Specialty Retail)	(a)	25,022	$ 688,105
ODP Corp. / The (Specialty Retail)	(a)	4,400	133,056
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)		2,010	178,367
Patrick Industries, Inc. (Auto Components)		1,980	102,643
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	12,818	871,752
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	250	2,980
Shake Shack, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	3,100	122,388
Shutterstock, Inc. (Internet & Direct Marketing Retail)		2,040	116,912
Signet Jewelers Ltd. (Specialty Retail)		4,460	238,432
Skyline Champion Corp. (Household Durables)	(a)	17,792	843,697
Sleep Number Corp. (Specialty Retail)	(a)	2,190	67,781
Sonos, Inc. (Household Durables)	(a)	9,149	165,048
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)		6,550	210,976
Strategic Education, Inc. (Diversified Consumer Svs.)		2,073	146,312
Sturm Ruger & Co., Inc. (Leisure Products)		2,740	174,401
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		12,212	893,918
Tri Pointe Homes, Inc. (Household Durables)	(a)	7,833	132,143
Vista Outdoor, Inc. (Leisure Products)	(a)	5,450	152,055
Winnebago Industries, Inc. (Automobiles)		2,890	140,338
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		7,240	145,958
			15,042,216
Consumer Staples–5.0%
B&G Foods, Inc. (Food Products)		6,090	144,820
Cal-Maine Foods, Inc. (Food Products)		4,760	235,192
Celsius Holdings, Inc. (Beverages)	(a)	3,100	202,306
Central Garden & Pet Co. Class A (Household Products)	(a)	3,610	144,436
Chefs' Warehouse, Inc. / The (Food & Staples Retailing)	(a)	30,867	1,200,418
Coca-Cola Consolidated, Inc. (Beverages)		340	191,726
Edgewell Personal Care Co. (Personal Products)		4,650	160,518
Fresh Del Monte Produce, Inc. (Food Products)		6,300	186,039
Freshpet, Inc. (Food Products)	(a)	11,225	582,465
Grocery Outlet Holding Corp. (Food & Staples Retailing)	(a)	12,421	529,507
Hostess Brands, Inc. (Food Products)	(a)	10,075	213,691
Inter Parfums, Inc. (Personal Products)		2,410	176,075
J & J Snack Foods Corp. (Food Products)		1,300	181,558
Medifast, Inc. (Personal Products)		1,020	184,120
National Beverage Corp. (Beverages)		2,645	129,446
PriceSmart, Inc. (Food & Staples Retailing)		1,960	140,395
Simply Good Foods Co. / The (Food Products)	(a)	7,200	271,944
TreeHouse Foods, Inc. (Food Products)	(a)	4,709	196,930
United Natural Foods, Inc. (Food & Staples Retailing)	(a)	4,820	189,908
USANA Health Sciences, Inc. (Personal Products)	(a)	1,970	142,549
Vector Group Ltd. (Tobacco)		13,620	143,010
Vital Farms, Inc. (Food Products)	(a)	21,846	191,153
WD-40 Co. (Household Products)		1,140	229,550
			5,967,756
Energy–5.3%
Archrock, Inc. (Energy Equip. & Svs.)		15,360	127,027
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)	(a)	4,750	186,200
ChampionX Corp. (Energy Equip. & Svs.)		42,148	836,638

(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Energy (continued)
Civitas Resources, Inc. (Oil, Gas & Consumable Fuels)		5,689	$ 297,478
Core Laboratories N.V. (Energy Equip. & Svs.)		7,290	144,415
Green Plains, Inc. (Oil, Gas & Consumable Fuels)	(a)	5,960	161,933
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		26,642	1,147,205
Magnolia Oil & Gas Corp. Class A (Oil, Gas & Consumable Fuels)		38,944	817,435
Matador Resources Co. (Oil, Gas & Consumable Fuels)		20,775	967,907
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)		15,640	246,486
PBF Energy, Inc. Class A (Oil, Gas & Consumable Fuels)	(a)	7,990	231,870
RPC, Inc. (Energy Equip. & Svs.)	(a)	13,550	93,630
SM Energy Co. (Oil, Gas & Consumable Fuels)		8,360	285,828
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	80,110	500,687
Talos Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	7,240	112,003
U.S. Silica Holdings, Inc. (Energy Equip. & Svs.)	(a)	7,450	85,079
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)		4,930	100,868
			6,342,689
Financials–13.9%
American Equity Investment Life Holding Co. (Insurance)		7,460	272,812
Ameris Bancorp (Banks)		5,910	237,464
Apollo Commercial Real Estate Finance, Inc. (Mortgage REIT)		11,680	121,939
Assured Guaranty Ltd. (Insurance)		4,380	244,360
Axos Financial, Inc. (Thrifts & Mortgage Finance)	(a)	4,330	155,230
B. Riley Financial, Inc. (Capital Markets)		2,670	112,808
BancFirst Corp. (Banks)		1,300	124,423
BankUnited, Inc. (Banks)		8,010	284,916
Banner Corp. (Banks)		3,130	175,937
Brightsphere Investment Group, Inc. (Capital Markets)		2,827	50,914
Brookline Bancorp, Inc. (Banks)		11,040	146,942
Columbia Banking System, Inc. (Banks)		6,120	175,338
Community Bank System, Inc. (Banks)		4,580	289,822
Customers Bancorp, Inc. (Banks)	(a)	2,500	84,750
CVB Financial Corp. (Banks)		10,890	270,181
Dime Community Bancshares, Inc. (Banks)		5,370	159,220
Donnelley Financial Solutions, Inc. (Capital Markets)	(a)	310	9,080
Eagle Bancorp, Inc. (Banks)		3,330	157,875
Employers Holdings, Inc. (Insurance)		4,390	183,897
Encore Capital Group, Inc. (Consumer Finance)	(a)	3,210	185,442
Enova International, Inc. (Consumer Finance)	(a)	5,190	149,576
FB Financial Corp. (Banks)		4,240	166,293
First BanCorp (Banks)		18,380	237,286
First Financial Bancorp (Banks)		7,980	154,812
First Financial Bankshares, Inc. (Banks)		23,698	930,620
First Hawaiian, Inc. (Banks)		11,000	249,810
Flagstar Bancorp, Inc. (Thrifts & Mortgage Finance)		4,200	148,890
Genworth Financial, Inc. Class A (Insurance)	(a)	48,010	169,475
Hilltop Holdings, Inc. (Banks)		3,397	90,564
Hope Bancorp, Inc. (Banks)		11,840	163,866
Horace Mann Educators Corp. (Insurance)		3,110	119,362
Houlihan Lokey, Inc. (Capital Markets)		10,307	813,532
Independent Bank Corp. (Banks)		3,783	300,484
Independent Bank Group, Inc. (Banks)		3,060	207,805
James River Group Holdings Ltd. (Insurance)		4,800	118,944
KKR Real Estate Finance Trust, Inc. (Mortgage REIT)		8,420	146,929
Common Stocks (Continued)		Shares	Value
Financials (continued)
Lakeland Financial Corp. (Banks)		1,840	$ 122,213
Live Oak Bancshares, Inc. (Banks)		13,294	450,534
Mr. Cooper Group, Inc. (Thrifts & Mortgage Finance)	(a)	6,180	227,053
National Bank Holdings Corp. Class A (Banks)		4,450	170,301
NBT Bancorp, Inc. (Banks)		4,690	176,297
New York Mortgage Trust, Inc. (Mortgage REIT)		38,720	106,867
NMI Holdings, Inc. Class A (Thrifts & Mortgage Finance)	(a)	7,570	126,040
Northwest Bancshares, Inc. (Banks)		9,360	119,808
P10, Inc. Class A (Capital Markets)		26,794	297,949
Pacific Premier Bancorp, Inc. (Banks)		8,070	235,967
Park National Corp. (Banks)		1,420	172,175
Piper Sandler Cos. (Capital Markets)		1,530	173,441
PRA Group, Inc. (Consumer Finance)	(a)	4,720	171,619
ProAssurance Corp. (Insurance)		7,110	168,009
PROG Holdings, Inc. (Consumer Finance)	(a)	4,081	67,337
Provident Financial Services, Inc. (Thrifts & Mortgage Finance)		7,540	167,840
Redwood Trust, Inc. (Mortgage REIT)		16,000	123,360
Renasant Corp. (Banks)		4,640	133,678
Ryan Specialty Group Holdings, Inc. Class A (Insurance)	(a)	23,483	920,299
Seacoast Banking Corp. of Florida (Banks)		4,890	161,566
ServisFirst Bancshares, Inc. (Banks)		3,930	310,156
Simmons First National Corp. Class A (Banks)		9,350	198,781
Southside Bancshares, Inc. (Banks)		4,430	165,771
StepStone Group, Inc. Class A (Capital Markets)		28,845	750,835
Stewart Information Services Corp. (Insurance)		3,030	150,742
Stifel Financial Corp. (Capital Markets)		14,154	792,907
StoneX Group, Inc. (Capital Markets)	(a)	2,800	218,596
Triumph Bancorp, Inc. (Banks)	(a)	2,360	147,642
Trupanion, Inc. (Insurance)	(a)	14,110	850,269
Trustmark Corp. (Banks)		4,200	122,598
Two Harbors Investment Corp. (Mortgage REIT)		26,710	133,016
United Community Banks, Inc. (Banks)		8,232	248,524
Veritex Holdings, Inc. (Banks)		3,580	104,751
Virtus Investment Partners, Inc. (Capital Markets)		650	111,163
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)		2,560	246,630
WSFS Financial Corp. (Thrifts & Mortgage Finance)		5,151	206,504
			16,662,836
Health Care–15.6%
ADC Therapeutics SA (Biotechnology)	(a)	15,034	119,520
Allscripts Healthcare Solutions, Inc. (Health Care Technology)	(a)	11,420	169,359
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a)	4,030	442,131
Amphastar Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	3,480	121,069
Apollo Medical Holdings, Inc. (Health Care Providers & Svs.)	(a)	2,740	105,737
Arcus Biosciences, Inc. (Biotechnology)	(a)	3,299	83,597
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	13,167	463,610
Ascendis Pharma A/S – ADR (Biotechnology)	(a)	3,346	311,044
AtriCure, Inc. (Health Care Equip. & Supplies)	(a)	19,687	804,411
Blueprint Medicines Corp. (Biotechnology)	(a)	7,866	397,312
Cardiovascular Systems, Inc. (Health Care Equip. & Supplies)	(a)	4,410	63,328
Certara, Inc. (Health Care Technology)	(a)	28,575	613,219
Coherus Biosciences, Inc. (Biotechnology)	(a)	29,167	211,169

(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	15,940	$ 59,775
CONMED Corp. (Health Care Equip. & Supplies)		2,520	241,315
Corcept Therapeutics, Inc. (Pharmaceuticals)	(a)	9,360	222,581
CorVel Corp. (Health Care Providers & Svs.)	(a)	840	123,707
Covetrus, Inc. (Health Care Providers & Svs.)	(a)	8,680	180,110
Cytokinetics, Inc. (Biotechnology)	(a)	6,940	272,673
Dynavax Technologies Corp. (Biotechnology)	(a)	7,903	99,499
Eagle Pharmaceuticals, Inc. (Biotechnology)	(a)	4,065	180,608
Embecta Corp. (Health Care Equip. & Supplies)	(a)	4,021	101,812
Emergent BioSolutions, Inc. (Biotechnology)	(a)	3,789	117,611
Ensign Group, Inc. / The (Health Care Providers & Svs.)		4,350	319,594
Erasca, Inc. (Biotechnology)	(a)	21,517	119,850
Fulgent Genetics, Inc. (Health Care Providers & Svs.)	(a)	2,310	125,964
Glaukos Corp. (Health Care Equip. & Supplies)	(a)	3,959	179,818
Harmony Biosciences Holdings, Inc. (Pharmaceuticals)	(a)	4,330	211,174
Health Catalyst, Inc. (Health Care Technology)	(a)	39,819	576,977
Heska Corp. (Health Care Equip. & Supplies)	(a)	969	91,580
Inari Medical, Inc. (Health Care Equip. & Supplies)	(a)	13,019	885,162
Insmed, Inc. (Biotechnology)	(a)	20,494	404,142
Integer Holdings Corp. (Health Care Equip. & Supplies)	(a)	2,840	200,674
Intellia Therapeutics, Inc. (Biotechnology)	(a)	8,660	448,242
Intra-Cellular Therapies, Inc. (Pharmaceuticals)	(a)	10,708	611,213
iRhythm Technologies, Inc. (Health Care Equip. & Supplies)	(a)	5,627	607,885
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a)	10,510	121,180
iTeos Therapeutics, Inc. (Biotechnology)	(a)	5,551	114,351
Lantheus Holdings, Inc. (Health Care Equip. & Supplies)	(a)	4,780	315,623
Legend Biotech Corp. – ADR (Biotechnology)	(a)	6,456	355,080
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	1,396	124,551
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	7,430	156,104
Merit Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	4,190	227,391
Mesa Laboratories, Inc. (Health Care Equip. & Supplies)		710	144,797
ModivCare, Inc. (Health Care Providers & Svs.)	(a)	1,273	107,568
Myriad Genetics, Inc. (Biotechnology)	(a)	6,470	117,560
NeoGenomics, Inc. (Life Sciences Tools & Svs.)	(a)	10,157	82,779
Omnicell, Inc. (Health Care Equip. & Supplies)	(a)	3,680	418,600
Owens & Minor, Inc. (Health Care Providers & Svs.)		6,400	201,280
Pacira BioSciences, Inc. (Pharmaceuticals)	(a)	3,660	213,378
Prestige Consumer Healthcare, Inc. (Pharmaceuticals)	(a)	4,080	239,904
RadNet, Inc. (Health Care Providers & Svs.)	(a)	7,950	137,376
Recursion Pharmaceuticals, Inc. Class A (Biotechnology)	(a)	29,688	241,660
REGENXBIO, Inc. (Biotechnology)	(a)	5,120	126,464
Relay Therapeutics, Inc. (Biotechnology)	(a)	15,862	265,688
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	4,787	777,409
Select Medical Holdings Corp. (Health Care Providers & Svs.)		9,420	222,500
Silk Road Medical, Inc. (Health Care Equip. & Supplies)	(a)	18,458	671,687
Supernus Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	1,038	30,019
Surmodics, Inc. (Health Care Equip. & Supplies)	(a)	3,320	123,604
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Tandem Diabetes Care, Inc. (Health Care Equip. & Supplies)	(a)	11,609	$ 687,137
Treace Medical Concepts, Inc. (Health Care Equip. & Supplies)	(a)	30,273	434,115
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a)	4,927	293,945
Vericel Corp. (Biotechnology)	(a)	3,990	100,468
Vir Biotechnology, Inc. (Biotechnology)	(a)	18,945	482,529
Xencor, Inc. (Biotechnology)	(a)	5,010	137,124
Y-mAbs Therapeutics, Inc. (Biotechnology)	(a)	24,087	364,436
Zentalis Pharmaceuticals, Inc. (Biotechnology)	(a)	11,766	330,625
Zimvie, Inc. (Health Care Equip. & Supplies)	(a)	1,510	24,175
			18,678,579
Industrials–17.2%
AAON, Inc. (Building Products)		3,530	193,303
AAR Corp. (Aerospace & Defense)	(a)	4,420	184,933
ABM Industries, Inc. (Commercial Svs. & Supplies)		5,880	255,310
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)	(a)	6,090	247,254
AeroVironment, Inc. (Aerospace & Defense)	(a)	1,930	158,646
Albany International Corp. Class A (Machinery)		2,590	204,066
Allegiant Travel Co. (Airlines)	(a)	1,130	127,792
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)		3,340	321,208
ArcBest Corp. (Road & Rail)		2,440	171,703
Arcosa, Inc. (Construction & Engineering)		4,130	191,756
Astec Industries, Inc. (Machinery)		2,850	116,223
Atlas Air Worldwide Holdings, Inc. (Air Freight & Logistics)	(a)	2,620	161,680
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	7,891	735,204
AZEK Co., Inc. / The (Building Products)	(a)	27,318	457,303
AZZ, Inc. (Electrical Equip.)		3,380	137,972
Barnes Group, Inc. (Machinery)		3,920	122,069
Boise Cascade Co. (Trading Companies & Distributors)		3,460	205,835
Brady Corp. Class A (Commercial Svs. & Supplies)		4,230	199,825
Comfort Systems U.S.A., Inc. (Construction & Engineering)		3,020	251,113
Curtiss-Wright Corp. (Aerospace & Defense)		4,844	639,699
Deluxe Corp. (Commercial Svs. & Supplies)		5,150	111,601
Driven Brands Holdings, Inc. (Commercial Svs. & Supplies)	(a)	36,224	997,609
Encore Wire Corp. (Electrical Equip.)		1,350	140,292
EnPro Industries, Inc. (Machinery)		2,070	169,595
ESCO Technologies, Inc. (Machinery)		2,290	156,567
Exponent, Inc. (Professional Svs.)		4,430	405,212
Federal Signal Corp. (Machinery)		5,150	183,340
Forward Air Corp. (Air Freight & Logistics)		2,420	222,543
Franklin Electric Co., Inc. (Machinery)		3,280	240,293
GMS, Inc. (Trading Companies & Distributors)	(a)	4,070	181,115
Granite Construction, Inc. (Construction & Engineering)		4,660	135,792
Greenbrier Cos., Inc. / The (Machinery)		2,870	103,291
Griffon Corp. (Building Products)		6,550	183,596
Hayward Holdings, Inc. (Building Products)	(a)	47,995	690,648
Herc Holdings, Inc. (Trading Companies & Distributors)		9,013	812,522
Hillenbrand, Inc. (Machinery)		6,520	267,059
HNI Corp. (Commercial Svs. & Supplies)		4,200	145,698
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	2,970	210,692
Insperity, Inc. (Professional Svs.)		9,510	949,383
ITT, Inc. (Machinery)		10,135	681,477
John Bean Technologies Corp. (Machinery)		11,725	1,294,674

(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Industrials (continued)
KAR Auction Services, Inc. (Commercial Svs. & Supplies)	(a)	9,404	$ 138,897
Korn Ferry (Professional Svs.)		4,710	273,274
Lindsay Corp. (Machinery)		1,070	142,117
ManTech International Corp. Class A (Professional Svs.)		2,290	218,580
Matson, Inc. (Marine)		3,810	277,673
Meritor, Inc. (Machinery)	(a)	7,320	265,936
Middleby Corp. / The (Machinery)	(a)	5,164	647,359
Moog, Inc. Class A (Aerospace & Defense)		2,460	195,299
Mueller Industries, Inc. (Machinery)		4,750	253,127
NV5 Global, Inc. (Construction & Engineering)	(a)	779	90,940
Pitney Bowes, Inc. (Commercial Svs. & Supplies)		23,790	86,120
Resideo Technologies, Inc. (Building Products)	(a)	12,440	241,585
Saia, Inc. (Road & Rail)	(a)	4,810	904,280
Simpson Manufacturing Co., Inc. (Building Products)		6,983	702,560
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	5,379	639,402
SPX Corp. (Machinery)	(a)	3,807	201,162
Tennant Co. (Machinery)		2,250	133,313
Tetra Tech, Inc. (Commercial Svs. & Supplies)		6,574	897,680
Trinity Industries, Inc. (Machinery)		4,950	119,889
Triumph Group, Inc. (Aerospace & Defense)	(a)	5,664	75,275
UFP Industries, Inc. (Building Products)		5,290	360,461
UniFirst Corp. (Commercial Svs. & Supplies)		1,270	218,669
Veritiv Corp. (Trading Companies & Distributors)	(a)	1,060	115,063
			20,564,554
Information Technology–18.6%
3D Systems Corp. (Tech. Hardware, Storage & Periph.)	(a)	10,730	104,081
A10 Networks, Inc. (Software)		4,285	61,618
ADTRAN, Inc. (Communications Equip.)		10,400	182,312
Advanced Energy Industries, Inc. (Electronic Equip., Instr. & Comp.)		3,220	234,996
Alarm.com Holdings, Inc. (Software)	(a)	3,760	232,594
Allegro MicroSystems, Inc. (Semiconductors & Equip.)	(a)	26,809	554,678
Axcelis Technologies, Inc. (Semiconductors & Equip.)	(a)	2,350	128,874
Badger Meter, Inc. (Electronic Equip., Instr. & Comp.)		2,470	199,798
BigCommerce Holdings, Inc. (IT Svs.)	(a)	24,159	391,376
Blackline, Inc. (Software)	(a)	12,215	813,519
Braze, Inc. Class A (Software)	(a)	14,801	536,240
Cerence, Inc. (Software)	(a)	1,979	49,930
Cohu, Inc. (Semiconductors & Equip.)	(a)	4,400	122,100
CSG Systems International, Inc. (IT Svs.)		2,350	140,248
Digital Turbine, Inc. (Software)	(a)	6,023	105,222
DigitalOcean Holdings, Inc. (IT Svs.)	(a)	11,743	485,690
Diodes, Inc. (Semiconductors & Equip.)	(a)	3,700	238,909
Elastic N.V. (Software)	(a)	7,140	483,164
Enfusion, Inc. Class A (Software)	(a)	22,160	226,254
EVERTEC, Inc. (IT Svs.)		5,340	196,939
ExlService Holdings, Inc. (IT Svs.)	(a)	2,890	425,784
Extreme Networks, Inc. (Communications Equip.)	(a)	15,620	139,330
Fabrinet (Electronic Equip., Instr. & Comp.)	(a)	3,110	252,221
FARO Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,340	72,142
FormFactor, Inc. (Semiconductors & Equip.)	(a)	6,810	263,751
Insight Enterprises, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,010	259,703
InterDigital, Inc. (Software)		2,560	155,648
Itron, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,750	185,363
Knowles Corp. (Electronic Equip., Instr. & Comp.)	(a)	8,500	147,305
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Kulicke & Soffa Industries, Inc. (Semiconductors & Equip.)		5,310	$ 227,321
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	17,651	856,073
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)		3,109	789,810
LivePerson, Inc. (Software)	(a)	5,529	78,180
LiveRamp Holdings, Inc. (Software)	(a)	4,660	120,275
MACOM Technology Solutions Holdings, Inc. (Semiconductors & Equip.)	(a)	18,280	842,708
Manhattan Associates, Inc. (Software)	(a)	7,794	893,192
MaxLinear, Inc. (Semiconductors & Equip.)	(a)	5,930	201,501
Monday.com Ltd. (Software)	(a)	4,667	481,448
NetScout Systems, Inc. (Communications Equip.)	(a)	5,976	202,288
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a)	8,660	1,050,198
Onto Innovation, Inc. (Semiconductors & Equip.)	(a)	12,388	863,939
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,837	156,953
PC Connection, Inc. (Electronic Equip., Instr. & Comp.)		2,690	118,495
Perficient, Inc. (IT Svs.)	(a)	2,710	248,480
Plantronics, Inc. (Communications Equip.)	(a)	3,690	146,419
Plexus Corp. (Electronic Equip., Instr. & Comp.)	(a)	2,500	196,250
Progress Software Corp. (Software)		3,160	143,148
Rambus, Inc. (Semiconductors & Equip.)	(a)	9,360	201,146
Rapid7, Inc. (Software)	(a)	12,702	848,494
Rogers Corp. (Electronic Equip., Instr. & Comp.)	(a)	1,630	427,207
Sanmina Corp. (Electronic Equip., Instr. & Comp.)	(a)	5,660	230,532
Semtech Corp. (Semiconductors & Equip.)	(a)	9,544	524,634
Shift4 Payments, Inc. Class A (IT Svs.)	(a)	13,914	459,997
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	5,861	821,829
Smartsheet, Inc. Class A (Software)	(a)	16,029	503,791
SPS Commerce, Inc. (Software)	(a)	3,120	352,716
Switch, Inc. Class A (IT Svs.)		19,274	645,679
Synaptics, Inc. (Semiconductors & Equip.)	(a)	6,193	731,084
TTEC Holdings, Inc. (IT Svs.)		1,750	118,808
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	11,850	148,125
Unisys Corp. (IT Svs.)	(a)	8,300	99,849
Varonis Systems, Inc. (Software)	(a)	25,139	737,075
Viavi Solutions, Inc. (Communications Equip.)	(a)	19,550	258,646
Xperi Holding Corp. (Software)		8,650	124,820
			22,240,899
Materials–3.1%
Allegheny Technologies, Inc. (Metals & Mining)	(a)	10,700	242,997
Arconic Corp. (Metals & Mining)	(a)	8,080	226,644
Balchem Corp. (Chemicals)		2,790	361,975
Carpenter Technology Corp. (Metals & Mining)		4,690	130,898
Compass Minerals International, Inc. (Metals & Mining)		2,478	87,696
Element Solutions, Inc. (Chemicals)		36,520	650,056
GCP Applied Technologies, Inc. (Chemicals)	(a)	3,690	115,423
H.B. Fuller Co. (Chemicals)		4,520	272,149
Innospec, Inc. (Chemicals)		2,190	209,780
Livent Corp. (Chemicals)	(a)	12,820	290,886
O-I Glass, Inc. (Containers & Packaging)	(a)	14,010	196,140
Quaker Chemical Corp. (Chemicals)		1,100	164,472
Ranpak Holdings Corp. (Containers & Packaging)	(a)	23,357	163,499
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)		3,890	97,717
Stepan Co. (Chemicals)		1,770	179,389

(continued)

Ohio National Fund, Inc.	ON AB Small Cap Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Materials (continued)
Sylvamo Corp. (Paper & Forest Products)		3,040	$ 99,347
Trinseo PLC (Chemicals)		3,160	121,534
Warrior Met Coal, Inc. (Metals & Mining)		3,860	118,155
			3,728,757
Real Estate–3.7%
Acadia Realty Trust (Equity REIT)		6,240	97,469
Agree Realty Corp. (Equity REIT)		5,300	382,289
American Assets Trust, Inc. (Equity REIT)		5,070	150,579
Anywhere Real Estate, Inc. (Real Estate Mgmt. & Development)	(a)	10,280	101,052
Brandywine Realty Trust (Equity REIT)		14,450	139,298
CareTrust REIT, Inc. (Equity REIT)		8,080	148,995
Community Healthcare Trust, Inc. (Equity REIT)		10	362
DiamondRock Hospitality Co. (Equity REIT)	(a)	18,760	154,020
Douglas Elliman, Inc. (Real Estate Mgmt. & Development)		6,810	32,620
Easterly Government Properties, Inc. (Equity REIT)		6,200	118,048
Essential Properties Realty Trust, Inc. (Equity REIT)		9,500	204,155
Four Corners Property Trust, Inc. (Equity REIT)		6,770	180,014
Getty Realty Corp. (Equity REIT)		5,630	149,195
Global Net Lease, Inc. (Equity REIT)		9,430	133,529
Industrial Logistics Properties Trust (Equity REIT)		7,170	100,954
Innovative Industrial Properties, Inc. (Equity REIT)		2,040	224,135
LTC Properties, Inc. (Equity REIT)		60	2,303
LXP Industrial Trust (Equity REIT)		23,230	249,490
Marcus & Millichap, Inc. (Real Estate Mgmt. & Development)		2,590	95,804
NexPoint Residential Trust, Inc. (Equity REIT)		1,600	100,016
Office Properties Income Trust (Equity REIT)		6,400	127,680
Retail Opportunity Investments Corp. (Equity REIT)		10,100	159,378
Safehold, Inc. (Equity REIT)		3,330	117,782
SITE Centers Corp. (Equity REIT)		14,460	194,776
Common Stocks (Continued)		Shares	Value
Real Estate (continued)
St. Joe Co. / The (Real Estate Mgmt. & Development)		3,880	$ 153,493
Tanger Factory Outlet Centers, Inc. (Equity REIT)		10,180	144,760
Uniti Group, Inc. (Equity REIT)		20,270	190,943
Urban Edge Properties (Equity REIT)		8,010	121,832
Veris Residential, Inc. (Equity REIT)	(a)	10,860	143,786
Washington Real Estate Investment Trust (Equity REIT)		7,650	163,022
Xenia Hotels & Resorts, Inc. (Equity REIT)	(a)	10,060	146,172
			4,427,951
Utilities–1.1%
American States Water Co. (Water Utilities)		3,140	255,941
Avista Corp. (Multi-Utilities)		5,790	251,923
California Water Service Group (Water Utilities)		4,230	234,977
Chesapeake Utilities Corp. (Gas Utilities)		1,500	194,325
Northwest Natural Holding Co. (Gas Utilities)		2,340	124,254
South Jersey Industries, Inc. (Gas Utilities)		8,620	294,287
			1,355,707
Total Common Stocks (Cost $145,975,980)			$116,343,220
Exchange Traded Funds–0.2%		Shares	Value
iShares Core S&P Small-Cap ETF		2,899	$ 267,897
Total Exchange Traded Funds (Cost $294,286)			$ 267,897
Money Market Funds–1.7%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.494%	(b)	2,007,728	$ 2,007,527
Total Money Market Funds (Cost $2,007,746)			$ 2,007,527
Total Investments – 99.1% (Cost $148,278,012)	(c)		$118,618,644
Other Assets in Excess of Liabilities – 0.9%			1,103,578
Net Assets – 100.0%			$119,722,222

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2022.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Unaudited)
Objective/Strategy
The ON AB Mid Cap Core Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-capitalization companies with public stock market capitalization at the time of investment that are within the range of market capitalizations of the companies constituting the Russell Midcap® Index.
Performance as of June 30, 2022
Average Annual returns
One year	-22.62%
Five years	8.34%
Ten years	10.09%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.84% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the  Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -26.68% versus -21.57% for its benchmark, the Russell Midcap® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  During the six-month period, macroeconomic concerns significantly weighed on market performance. While the year started with concerns that inflation could be more than just transitory, the subsequent invasion of Ukraine by Russia triggered a global energy and food supply shock that further disrupted already fragile supply chains, exacerbating already high levels of inflation. This culminated in the U.S. Federal Reserve raising interest rates three times during the period, including a 0.75% increase in June, its largest since 1994. The increase in rates had a disproportionate impact on growth stocks in the first half of 2022.
The performance of the Russell Midcap Index for the first half of 2022 was worse than for any full year for that index historically, with the exception of 2008. In this environment, investor risk appetite fell sharply and the Portfolio underperformed significantly, as investors sought safety from the elevated market volatility and inflation. As a result, defensive sectors, such as Consumer Staples and Utilities, and inflation beneficiaries, such as Energy, outperformed. The Energy sector, specifically, outperformed the benchmark by over 50% during the first half of 2022. The Portfolio’s relative underperformance was driven primarily by underweights to defensive sectors and Energy, and its greater exposure to growth stocks. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?
A.  During the six-month period, both sector and security selection detracted from the Portfolio’s relative returns. Security selection was the primary driver of the Portfolio’s underperformance, specifically within Information Technology, Industrials, Health Care and Consumer Discretionary. Security selection within Utilities and Communication Services was slightly positive, however. The Portfolio’s underweights to Energy and Utilities, overweight to Consumer Discretionary and underweight to Consumer Staples detracted from relative performance, while an underweight to Communication Services contributed to relative performance.(1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Matador Resources Co., an oil and gas exploration company with operations in the Delaware Basin, outperformed during the six-month period. Those shares outperformed as oil and gas prices rose. Demand outstripped supply as producers showed restraint in growing capacity, in addition to the supply disruptions caused by the war in Ukraine. We believe Matador Resources Co. will continue to execute on its capital expenditure plans over the coming year. Turning Point Therapeutics, Inc., a biotechnology company focusing on the development of treatments for solid cancer patients, outperformed during the period. On June 3rd, Bristol-Myers Squibb Co. acquired Turning Point Therapeutics, Inc. for $76.00 per share, representing a significant premium. We exited the position just prior to the tender offer that commenced on June 20th. Coterra Energy, Inc. was another top contributor as a result of strong company-specific production levels, in addition to sector level commodity price levels. Coterra Energy, Inc. outperformed after reporting first quarter results that beat consensus estimates and also showed production at the high end of guidance. Additionally, the company announced that it bought back $184 million of its shares, out of a $1.3 billion share repurchase authorization.
Latham Group, Inc., a designer, manufacturer and marketer of in-ground residential swimming pools, underperformed during the six-month period. Latham Group, Inc traded lower despite the release of its fourth quarter 2021 earnings and 2022 outlook that were above street estimates, as a sharp rise in interest rates broadly impacted stocks leveraged to consumer spending on the home. We continue to anticipate accelerating share shifts towards fiberglass pools with Latham Group, Inc., a key beneficiary in 2022 and beyond, as materials and manufacturing bottlenecks ease and pricing increases start to layer in. Trex Co., Inc., a manufacturer of composite decking, also underperformed during the period. The company has been executing well on building additional capacity to meet increasing demand for composite decks, which are taking market share from wood decks. However, its shares were down on the back of confusing messaging from the company's management on the earnings call regarding revenue guidance for the year. Having followed up with the company post-call, we feel confident in its topline guidance. Synaptics Inc., a leader in human interface enabling technologies, underperformed during the period. Its shares detracted in the first half of 2022 as investors significantly reduced their forecasts for the smartphone and tablet business, which is likely to experience softness in the next few quarters.(1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Stock index futures contracts detracted 4 basis points from the Portfolio’s performance for the six-month period. The Portfolio did not participate in any IPOs during the period.(1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Unaudited) (Continued)
A.  Michael Doherty, Quantitative Analyst on the U.S. Small and SMID Growth team, retired effective June 30, 2022. Lucie Germain, who joined AllianceBernstein L.P. in December 2015, has assumed Michael’s role as the team’s quantitative analyst. Lucie previously served as a Senior Associate Portfolio Manager in the Institutional Equity Portfolio Management Group where she covered both U.S. Growth and Developed Market Strategic Core equity platforms. There has been no change to the investment process or philosophy.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell Midcap® Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2022 (1)
% of Net Assets
Common Stocks (4)	97.4
Money Market Funds and Other Net Assets	2.6
100.0

Top 10 Portfolio Holdings as of June 30, 2022 (1) (2) (3)
		% of Net Assets
1.	LPL Financial Holdings, Inc.	0.8
2.	Pool Corp.	0.7
3.	ON Semiconductor Corp.	0.7
4.	Dynatrace, Inc.	0.6
5.	Entegris, Inc.	0.6
6.	Planet Fitness, Inc. Class A	0.6
7.	Tetra Tech, Inc.	0.6
8.	Repligen Corp.	0.6
9.	Manhattan Associates, Inc.	0.5
10.	Howmet Aerospace, Inc.	0.5

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):
% of Net Assets
Industrials	17.7
Information Technology	16.8
Financials	14.0
Consumer Discretionary	13.1
Health Care	12.2
Real Estate	5.9
Energy	5.0
Materials	4.6
Utilities	3.3
Consumer Staples	2.8
Communication Services	2.0
97.4

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks–97.4%		Shares	Value
Communication Services–2.0%
Criteo SA – ADR (Media)	(a)	8,980	$ 219,112
Electronic Arts, Inc. (Entertainment)		960	116,784
Fox Corp. Class A (Media)		2,040	65,606
Interpublic Group of Cos., Inc. / The (Media)		2,400	66,072
Liberty Broadband Corp. Class A (Media)	(a)	480	54,504
Liberty Broadband Corp. Class C (Media)	(a)	660	76,322
Liberty Media Corp. - Liberty Formula One Class C (Entertainment)	(a)	1,385	87,906
Liberty Media Corp. - Liberty SiriusXM Class A (Media)	(a)	1,330	47,933
Match Group, Inc. (Interactive Media & Svs.)	(a)	920	64,115
Omnicom Group, Inc. (Media)		930	59,157
Paramount Global Class B (Media)		2,310	57,011
Pinterest, Inc. Class A (Interactive Media & Svs.)	(a)	3,220	58,475
ROBLOX Corp. Class A (Entertainment)	(a)	1,750	57,505
Roku, Inc. (Entertainment)	(a)	450	36,963
Sirius XM Holdings, Inc. (Media)		10,060	61,668
Spotify Technology SA (Entertainment)	(a)	550	51,607
Take-Two Interactive Software, Inc. (Entertainment)	(a)	470	57,589
Twitter, Inc. (Interactive Media & Svs.)	(a)	3,190	119,274
Warner Bros Discovery, Inc. (Entertainment)	(a)	7,731	103,750
ZoomInfo Technologies, Inc. (Interactive Media & Svs.)	(a)	1,570	52,187
			1,513,540
Consumer Discretionary–13.1%
Advance Auto Parts, Inc. (Specialty Retail)		380	65,774
Aptiv PLC (Auto Components)	(a)	1,100	97,977
Aramark (Hotels, Restaurants & Leisure)		1,962	60,096
AutoZone, Inc. (Specialty Retail)	(a)	90	193,421
Best Buy Co., Inc. (Specialty Retail)		940	61,279
Burlington Stores, Inc. (Specialty Retail)	(a)	264	35,965
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	770	29,491
CarMax, Inc. (Specialty Retail)	(a)	671	60,712
Carnival Corp. (Hotels, Restaurants & Leisure)	(a)	3,130	27,075
Carter's, Inc. (Textiles, Apparel & Luxury Goods)		3,270	230,470
Carvana Co. (Specialty Retail)	(a)	270	6,097
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	110	143,799
D.R. Horton, Inc. (Household Durables)		1,350	89,356
Dana, Inc. (Auto Components)		11,710	164,760
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		530	59,954
Dine Brands Global, Inc. (Hotels, Restaurants & Leisure)		3,380	219,970
Dollar Tree, Inc. (Multiline Retail)	(a)	970	151,174
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		180	70,148
DoorDash, Inc. Class A (Internet & Direct Marketing Retail)	(a)	531	34,074
DraftKings, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	3,400	39,678
Dutch Bros, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	5,950	188,317
eBay, Inc. (Internet & Direct Marketing Retail)		1,920	80,006
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	484	35,434
Expedia Group, Inc. (Hotels, Restaurants & Leisure)	(a)	570	54,053
Fisker, Inc. (Automobiles)	(a)	10,484	89,848
Five Below, Inc. (Specialty Retail)	(a)	2,806	318,285
Floor & Decor Holdings, Inc. Class A (Specialty Retail)	(a)	4,729	297,738
Garmin Ltd. (Household Durables)		610	59,933
Gentex Corp. (Auto Components)		2,170	60,695
Genuine Parts Co. (Distributors)		610	81,130
Goodyear Tire & Rubber Co. / The (Auto Components)	(a)	20,310	217,520
Hasbro, Inc. (Leisure Products)		770	63,048
Hilton Grand Vacations, Inc. (Hotels, Restaurants & Leisure)	(a)	4,650	166,144
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)		1,120	124,813
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Hyatt Hotels Corp. Class A (Hotels, Restaurants & Leisure)	(a)	690	$ 50,998
KB Home (Household Durables)		6,440	183,282
Latham Group, Inc. (Leisure Products)	(a)	29,695	205,786
Lear Corp. (Auto Components)		419	52,748
Lennar Corp. Class A (Household Durables)		1,100	77,627
Light & Wonder, Inc. (Hotels, Restaurants & Leisure)	(a)	3,040	142,850
Lithia Motors, Inc. (Specialty Retail)		1,432	393,528
LKQ Corp. (Distributors)		1,630	80,017
Lucid Group, Inc. (Automobiles)	(a)	3,020	51,823
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	460	125,401
MGM Resorts International (Hotels, Restaurants & Leisure)		1,930	55,874
Mister Car Wash, Inc. (Diversified Consumer Svs.)	(a)	20,666	224,846
Mohawk Industries, Inc. (Household Durables)	(a)	370	45,913
National Vision Holdings, Inc. (Specialty Retail)	(a)	7,578	208,395
NVR, Inc. (Household Durables)	(a)	83	332,344
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	290	183,210
Papa John's International, Inc. (Hotels, Restaurants & Leisure)		2,610	217,987
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	6,474	440,297
Pool Corp. (Distributors)		1,595	560,212
PulteGroup, Inc. (Household Durables)		8,270	327,740
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		2,920	261,778
RH (Specialty Retail)	(a)	110	23,349
Rivian Automotive, Inc. Class A (Automobiles)	(a)	1,900	48,906
Ross Stores, Inc. (Specialty Retail)		1,180	82,871
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	15,130	180,350
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		8,850	270,102
Taylor Morrison Home Corp. (Household Durables)	(a)	5,600	130,816
Terminix Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	1,499	60,934
TopBuild Corp. (Household Durables)	(a)	1,625	271,635
Tractor Supply Co. (Specialty Retail)		470	91,109
Ulta Beauty, Inc. (Specialty Retail)	(a)	230	88,660
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	3,140	26,156
V.F. Corp. (Textiles, Apparel & Luxury Goods)		1,330	58,746
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)		1,765	384,858
Victoria's Secret & Co. (Specialty Retail)	(a)	386	10,796
Wayfair, Inc. Class A (Internet & Direct Marketing Retail)	(a)	288	12,545
Williams-Sonoma, Inc. (Specialty Retail)		2,680	297,346
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		1,150	130,536
			10,070,605
Consumer Staples–2.8%
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	60	18,178
Brown-Forman Corp. Class B (Beverages)		1,000	70,160
Campbell Soup Co. (Food Products)		1,600	76,880
Church & Dwight Co., Inc. (Household Products)		1,020	94,513
Clorox Co. / The (Household Products)		510	71,900
Conagra Brands, Inc. (Food Products)		2,060	70,534
Freshpet, Inc. (Food Products)	(a)	5,398	280,102
Grocery Outlet Holding Corp. (Food & Staples Retailing)	(a)	5,685	242,352
Hain Celestial Group, Inc. / The (Food Products)	(a)	9,600	227,904
Hershey Co. / The (Food Products)		600	129,096
Hormel Foods Corp. (Food Products)		1,650	78,144
J.M. Smucker Co. / The (Food Products)		580	74,246
Kellogg Co. (Food Products)		1,220	87,035
Kroger Co. / The (Food & Staples Retailing)		3,100	146,723
McCormick & Co., Inc. (Food Products)		1,010	84,082

(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Nomad Foods Ltd. (Food Products)	(a)	14,980	$ 299,450
Tyson Foods, Inc. Class A (Food Products)		1,180	101,551
			2,152,850
Energy–5.0%
APA Corp. (Oil, Gas & Consumable Fuels)		1,270	44,323
Baker Hughes Co. (Energy Equip. & Svs.)		3,800	109,706
Cactus, Inc. Class A (Energy Equip. & Svs.)		9,081	365,692
Cameco Corp. (Oil, Gas & Consumable Fuels)		8,850	186,027
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)		980	130,369
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		860	56,201
Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)		7,510	193,683
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		2,370	130,611
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		650	78,747
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)		395	19,363
Halliburton Co. (Energy Equip. & Svs.)		3,900	122,304
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		5,306	228,476
Hess Corp. (Oil, Gas & Consumable Fuels)		1,130	119,712
HF Sinclair Corp. (Oil, Gas & Consumable Fuels)		6,560	296,250
Magnolia Oil & Gas Corp. Class A (Oil, Gas & Consumable Fuels)		7,900	165,821
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		2,720	61,146
Matador Resources Co. (Oil, Gas & Consumable Fuels)		6,716	312,898
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		1,810	100,455
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)		8,451	373,450
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)		19,982	314,916
Phillips 66 (Oil, Gas & Consumable Fuels)		1,700	139,383
Targa Resources Corp. (Oil, Gas & Consumable Fuels)		910	54,300
Texas Pacific Land Corp. (Oil, Gas & Consumable Fuels)		40	59,521
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5,010	156,362
			3,819,716
Financials–14.0%
Aflac, Inc. (Insurance)		2,600	143,858
AGNC Investment Corp. (Mortgage REIT)		4,250	47,048
Allstate Corp. / The (Insurance)		940	119,126
Ally Financial, Inc. (Consumer Finance)		1,520	50,935
American Financial Group, Inc. (Insurance)		2,500	347,025
Ameriprise Financial, Inc. (Capital Markets)		480	114,086
Annaly Capital Management, Inc. (Mortgage REIT)		8,400	49,644
Apollo Global Management, Inc. (Diversified Financial Svs.)		1,322	64,091
Arch Capital Group Ltd. (Insurance)	(a)	1,920	87,341
Ares Management Corp. Class A (Capital Markets)		6,701	381,019
Arthur J. Gallagher & Co. (Insurance)		780	127,171
Bank of New York Mellon Corp. / The (Capital Markets)		2,520	105,109
BankUnited, Inc. (Banks)		6,960	247,567
Brown & Brown, Inc. (Insurance)		1,430	83,426
Carlyle Group, Inc. / The (Capital Markets)		1,790	56,671
CBOE Global Markets, Inc. (Capital Markets)		734	83,081
Cincinnati Financial Corp. (Insurance)		680	80,906
Citizens Financial Group, Inc. (Banks)		1,740	62,101
Comerica, Inc. (Banks)		5,240	384,511
Commerce Bancshares, Inc. (Banks)		1,029	67,554
Discover Financial Services (Consumer Finance)		1,250	118,225
East West Bancorp, Inc. (Banks)		1,000	64,800
FactSet Research Systems, Inc. (Capital Markets)		230	88,451
Fidelity National Financial, Inc. (Insurance)		1,670	61,723
Fifth Third Bancorp (Banks)		2,900	97,440
Common Stocks (Continued)		Shares	Value
Financials (continued)
First BanCorp (Banks)		22,390	$ 289,055
First Citizens BancShares, Inc. Class A (Banks)		610	398,806
First Hawaiian, Inc. (Banks)		10,990	249,583
First Republic Bank (Banks)		710	102,382
Franklin Resources, Inc. (Capital Markets)		2,540	59,207
Goosehead Insurance, Inc. Class A (Insurance)		2,145	97,962
Hanover Insurance Group, Inc. / The (Insurance)		1,790	261,788
Hartford Financial Services Group, Inc. / The (Insurance)		1,470	96,182
Huntington Bancshares, Inc. (Banks)		4,980	59,909
Invesco Ltd. (Capital Markets)		2,820	45,487
Kemper Corp. (Insurance)		3,860	184,894
KeyCorp (Banks)		3,650	62,890
Kinsale Capital Group, Inc. (Insurance)		1,675	384,647
KKR & Co., Inc. (Capital Markets)		2,230	103,227
Loews Corp. (Insurance)		1,370	81,186
LPL Financial Holdings, Inc. (Capital Markets)		3,437	634,058
M&T Bank Corp. (Banks)		520	82,883
Markel Corp. (Insurance)	(a)	60	77,595
Moelis & Co. Class A (Capital Markets)		5,557	218,668
MSCI, Inc. (Capital Markets)		329	135,597
Nasdaq, Inc. (Capital Markets)		470	71,694
Northern Trust Corp. (Capital Markets)		780	75,254
Pinnacle Financial Partners, Inc. (Banks)		3,409	246,505
PJT Partners, Inc. Class A (Capital Markets)		3,453	242,677
Principal Financial Group, Inc. (Insurance)		1,190	79,480
Prudential Financial, Inc. (Insurance)		1,630	155,958
Raymond James Financial, Inc. (Capital Markets)		870	77,787
Regions Financial Corp. (Banks)		3,530	66,188
Rocket Cos., Inc. Class A (Thrifts & Mortgage Finance)		5,490	40,406
Selective Insurance Group, Inc. (Insurance)		2,600	226,044
Signature Bank (Banks)		1,302	233,331
State Street Corp. (Capital Markets)		1,440	88,776
Stifel Financial Corp. (Capital Markets)		3,610	202,232
SVB Financial Group (Banks)	(a)	210	82,948
Synchrony Financial (Consumer Finance)		2,390	66,012
Synovus Financial Corp. (Banks)		6,530	235,407
T. Rowe Price Group, Inc. (Capital Markets)		920	104,521
Texas Capital Bancshares, Inc. (Banks)	(a)	4,870	256,357
Tradeweb Markets, Inc. Class A (Capital Markets)		940	64,155
Trupanion, Inc. (Insurance)	(a)	4,620	278,401
Upstart Holdings, Inc. (Consumer Finance)	(a)	166	5,249
W.R. Berkley Corp. (Insurance)		1,432	97,748
Webster Financial Corp. (Banks)		5,350	225,503
Willis Towers Watson PLC (Insurance)		530	104,617
Wintrust Financial Corp. (Banks)		3,660	293,349
Zions Bancorp N.A. (Banks)		6,710	341,539
			10,721,053
Health Care–12.2%
ABIOMED, Inc. (Health Care Equip. & Supplies)	(a)	240	59,402
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	4,870	329,358
ADC Therapeutics SA (Biotechnology)	(a)	5,870	46,667
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		1,260	149,650
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	270	63,901
Alnylam Pharmaceuticals, Inc. (Biotechnology)	(a)	540	78,759
AmerisourceBergen Corp. (Health Care Providers & Svs.)		630	89,132
Arcus Biosciences, Inc. (Biotechnology)	(a)	5,030	127,460
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	4,260	149,995
Ascendis Pharma A/S – ADR (Biotechnology)	(a)	1,308	121,592
AtriCure, Inc. (Health Care Equip. & Supplies)	(a)	8,568	350,088
Avantor, Inc. (Life Sciences Tools & Svs.)	(a)	2,380	74,018
Biogen, Inc. (Biotechnology)	(a)	500	101,970
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	975	80,798
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	120	59,400
Blueprint Medicines Corp. (Biotechnology)	(a)	2,559	129,255
Catalent, Inc. (Pharmaceuticals)	(a)	679	72,850

(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Change Healthcare, Inc. (Health Care Technology)	(a)	14,220	$ 327,913
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	230	49,213
Coherus Biosciences, Inc. (Biotechnology)	(a)	11,103	80,386
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		201	62,937
DaVita, Inc. (Health Care Providers & Svs.)	(a)	650	51,974
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		1,134	40,518
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	1,480	110,304
Elanco Animal Health, Inc. (Pharmaceuticals)	(a)	2,404	47,191
Envista Holdings Corp. (Health Care Equip. & Supplies)	(a)	7,260	279,800
Erasca, Inc. (Biotechnology)	(a)	8,033	44,744
Guardant Health, Inc. (Health Care Providers & Svs.)	(a)	3,974	160,311
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	1,160	80,388
Horizon Therapeutics PLC (Biotechnology)	(a)	810	64,606
ICON PLC (Life Sciences Tools & Svs.)	(a)	1,595	345,637
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	274	45,043
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	350	122,756
Inari Medical, Inc. (Health Care Equip. & Supplies)	(a)	5,318	361,571
Insulet Corp. (Health Care Equip. & Supplies)	(a)	841	183,288
Integra LifeSciences Holdings Corp. (Health Care Equip. & Supplies)	(a)	5,150	278,255
Intellia Therapeutics, Inc. (Biotechnology)	(a)	2,947	152,537
Intra-Cellular Therapies, Inc. (Pharmaceuticals)	(a)	3,377	192,759
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	780	169,252
iRhythm Technologies, Inc. (Health Care Equip. & Supplies)	(a)	2,166	233,993
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		400	93,744
Legend Biotech Corp. – ADR (Biotechnology)	(a)	2,538	139,590
Maravai LifeSciences Holdings, Inc. Class A (Life Sciences Tools & Svs.)	(a)	1,960	55,684
Masimo Corp. (Health Care Equip. & Supplies)	(a)	330	43,121
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	14,340	301,283
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	90	103,389
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	300	83,883
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	802	78,179
Novocure Ltd. (Health Care Equip. & Supplies)	(a)	420	29,190
Oak Street Health, Inc. (Health Care Providers & Svs.)	(a)	1,240	20,386
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		420	59,732
QIAGEN N.V. (Life Sciences Tools & Svs.)	(a)	1,580	74,576
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		580	77,128
R1 RCM, Inc. (Health Care Providers & Svs.)	(a)	15,730	329,701
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	2,587	420,129
ResMed, Inc. (Health Care Equip. & Supplies)		590	123,682
Royalty Pharma PLC Class A (Pharmaceuticals)		1,730	72,729
Sarepta Therapeutics, Inc. (Biotechnology)	(a)	903	67,689
Seagen, Inc. (Biotechnology)	(a)	530	93,778
Silk Road Medical, Inc. (Health Care Equip. & Supplies)	(a)	7,828	284,861
STERIS PLC (Health Care Equip. & Supplies)		360	74,214
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	4,330	310,374
Teladoc Health, Inc. (Health Care Technology)	(a)	440	14,612
Teleflex, Inc. (Health Care Equip. & Supplies)		195	47,941
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a)	2,551	152,193
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		510	51,362
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	560	110,902
Viatris, Inc. (Pharmaceuticals)		5,730	59,993
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Vir Biotechnology, Inc. (Biotechnology)	(a)	5,343	$ 136,086
Waters Corp. (Life Sciences Tools & Svs.)	(a)	253	83,738
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)		300	90,711
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		850	89,301
			9,343,552
Industrials–17.7%
A.O. Smith Corp. (Building Products)		1,130	61,788
ADT, Inc. (Commercial Svs. & Supplies)		28,890	177,674
AECOM (Construction & Engineering)		4,510	294,142
AGCO Corp. (Machinery)		520	51,324
Allegion PLC (Building Products)		570	55,803
AMERCO (Road & Rail)		100	47,823
AMETEK, Inc. (Electrical Equip.)		3,685	404,945
Arcosa, Inc. (Construction & Engineering)		4,890	227,043
Armstrong World Industries, Inc. (Building Products)		4,370	327,575
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	4,074	379,575
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		790	80,082
Carlisle Cos., Inc. (Building Products)		1,660	396,093
Carrier Global Corp. (Building Products)		3,550	126,593
Cintas Corp. (Commercial Svs. & Supplies)		360	134,471
Copart, Inc. (Commercial Svs. & Supplies)	(a)	844	91,709
CoStar Group, Inc. (Professional Svs.)	(a)	1,620	97,864
Cummins, Inc. (Machinery)		610	118,053
Curtiss-Wright Corp. (Aerospace & Defense)		1,992	263,064
Delta Air Lines, Inc. (Airlines)	(a)	2,620	75,901
Dover Corp. (Machinery)		590	71,579
Dycom Industries, Inc. (Construction & Engineering)	(a)	3,271	304,334
Equifax, Inc. (Professional Svs.)		490	89,562
Expeditors International of Washington, Inc. (Air Freight & Logistics)		690	67,247
Fastenal Co. (Trading Companies & Distributors)		2,350	117,312
Fortive Corp. (Machinery)		1,210	65,800
Fortune Brands Home & Security, Inc. (Building Products)		730	43,712
GATX Corp. (Trading Companies & Distributors)		625	58,850
Generac Holdings, Inc. (Electrical Equip.)	(a)	250	52,645
Graco, Inc. (Machinery)		990	58,816
HEICO Corp. Class A (Aerospace & Defense)		600	63,228
Herc Holdings, Inc. (Trading Companies & Distributors)		2,270	204,640
Howmet Aerospace, Inc. (Aerospace & Defense)		13,152	413,630
Hubbell, Inc. (Electrical Equip.)		400	71,432
IDEX Corp. (Machinery)		1,510	274,261
Ingersoll Rand, Inc. (Machinery)		8,907	374,807
ITT, Inc. (Machinery)		4,060	272,994
J.B. Hunt Transport Services, Inc. (Road & Rail)		450	70,862
Jacobs Engineering Group, Inc. (Construction & Engineering)		573	72,845
Kirby Corp. (Marine)	(a)	4,570	278,039
Knight-Swift Transportation Holdings, Inc. (Road & Rail)		6,480	299,959
Korn Ferry (Professional Svs.)		3,520	204,230
Leidos Holdings, Inc. (Professional Svs.)		750	75,533
Lennox International, Inc. (Building Products)		230	47,516
Lyft, Inc. Class A (Road & Rail)	(a)	1,370	18,194
Masco Corp. (Building Products)		1,190	60,214
Masonite International Corp. (Building Products)	(a)	2,530	194,380
Middleby Corp. / The (Machinery)	(a)	2,378	298,106
MillerKnoll, Inc. (Commercial Svs. & Supplies)		7,430	195,186
Nordson Corp. (Machinery)		360	72,878
Old Dominion Freight Line, Inc. (Road & Rail)		400	102,512
Oshkosh Corp. (Machinery)		2,450	201,243
Otis Worldwide Corp. (Machinery)		1,680	118,726
Owens Corning (Building Products)		790	58,705
PACCAR, Inc. (Machinery)		1,390	114,453
Parker-Hannifin Corp. (Machinery)		520	127,946
Pentair PLC (Machinery)		1,180	54,009

(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Plug Power, Inc. (Electrical Equip.)	(a)	1,870	$ 30,986
Quanta Services, Inc. (Construction & Engineering)		790	99,019
Regal Rexnord Corp. (Electrical Equip.)		1,880	213,418
Republic Services, Inc. (Commercial Svs. & Supplies)		860	112,548
Robert Half International, Inc. (Professional Svs.)		2,210	165,507
Rockwell Automation, Inc. (Electrical Equip.)		470	93,676
Rollins, Inc. (Commercial Svs. & Supplies)		2,040	71,237
Sensata Technologies Holding PLC (Electrical Equip.)		6,471	267,317
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	2,787	331,291
SkyWest, Inc. (Airlines)	(a)	6,440	136,850
Southwest Airlines Co. (Airlines)	(a)	2,410	87,049
Spirit AeroSystems Holdings, Inc. Class A (Aerospace & Defense)		8,120	237,916
Stanley Black & Decker, Inc. (Machinery)		630	66,062
Star Bulk Carriers Corp. (Marine)		7,530	188,175
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	175	65,644
Tetra Tech, Inc. (Commercial Svs. & Supplies)		3,087	421,530
TFI International, Inc. (Road & Rail)		3,426	275,039
Timken Co. / The (Machinery)		3,430	181,961
Toro Co. / The (Machinery)		670	50,779
Trane Technologies PLC (Building Products)		980	127,273
TransDigm Group, Inc. (Aerospace & Defense)	(a)	220	118,067
TransUnion (Professional Svs.)		780	62,392
Trex Co., Inc. (Building Products)	(a)	6,088	331,309
United Airlines Holdings, Inc. (Airlines)	(a)	1,400	49,588
United Rentals, Inc. (Trading Companies & Distributors)	(a)	298	72,387
Verisk Analytics, Inc. (Professional Svs.)		649	112,335
Vertiv Holdings Co. (Electrical Equip.)		23,080	189,718
W.W. Grainger, Inc. (Trading Companies & Distributors)		180	81,797
Watsco, Inc. (Trading Companies & Distributors)		260	62,093
Westinghouse Air Brake Technologies Corp. (Machinery)		930	76,334
WillScot Mobile Mini Holdings Corp. (Construction & Engineering)	(a)	6,790	220,132
XPO Logistics, Inc. (Road & Rail)	(a)	5,510	265,362
Xylem, Inc. (Machinery)		730	57,071
			13,603,769
Information Technology–16.8%
ACI Worldwide, Inc. (Software)	(a)	9,520	246,473
Akamai Technologies, Inc. (IT Svs.)	(a)	610	55,711
Amdocs Ltd. (IT Svs.)		1,000	83,310
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		2,390	153,868
ANSYS, Inc. (Software)	(a)	350	83,752
Arista Networks, Inc. (Communications Equip.)	(a)	870	81,554
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		5,640	241,843
Belden, Inc. (Electronic Equip., Instr. & Comp.)		3,550	189,109
Bill.com Holdings, Inc. (Software)	(a)	490	53,871
Black Knight, Inc. (Software)	(a)	1,050	68,660
Booz Allen Hamilton Holding Corp. (IT Svs.)		920	83,131
Broadridge Financial Solutions, Inc. (IT Svs.)		477	67,996
Cadence Design Systems, Inc. (Software)	(a)	1,130	169,534
CDW Corp. (Electronic Equip., Instr. & Comp.)		590	92,960
Ciena Corp. (Communications Equip.)	(a)	5,223	238,691
Citrix Systems, Inc. (Software)		620	60,245
Cloudflare, Inc. Class A (IT Svs.)	(a)	900	39,375
CommVault Systems, Inc. (Software)	(a)	4,276	268,960
Corning, Inc. (Electronic Equip., Instr. & Comp.)		3,080	97,051
Coupa Software, Inc. (Software)	(a)	300	17,130
Crowdstrike Holdings, Inc. Class A (Software)	(a)	727	122,543
Datadog, Inc. Class A (Software)	(a)	924	88,002
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)		1,120	51,755
DigitalOcean Holdings, Inc. (IT Svs.)	(a)	4,009	165,812
DocuSign, Inc. (Software)	(a)	740	42,461
Dropbox, Inc. Class A (Software)	(a)	2,970	62,340
Dynatrace, Inc. (Software)	(a)	11,633	458,806
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Elastic N.V. (Software)	(a)	630	$ 42,632
Enphase Energy, Inc. (Semiconductors & Equip.)	(a)	550	107,382
Entegris, Inc. (Semiconductors & Equip.)		4,950	456,044
EPAM Systems, Inc. (IT Svs.)	(a)	220	64,852
Euronet Worldwide, Inc. (IT Svs.)	(a)	536	53,916
Fair Isaac Corp. (Software)	(a)	148	59,333
Five9, Inc. (Software)	(a)	2,954	269,228
FleetCor Technologies, Inc. (IT Svs.)	(a)	340	71,437
Flywire Corp. (IT Svs.)	(a)	10,611	187,072
Fortinet, Inc. (Software)	(a)	2,700	152,766
Freshworks, Inc. Class A (Software)	(a)	17,196	226,127
Gartner, Inc. (IT Svs.)	(a)	390	94,314
Genpact Ltd. (IT Svs.)		3,260	138,094
Global Payments, Inc. (IT Svs.)		960	106,214
GLOBALFOUNDRIES, Inc. (Semiconductors & Equip.)	(a)	860	34,692
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		5,300	70,278
HP, Inc. (Tech. Hardware, Storage & Periph.)		3,620	118,664
HubSpot, Inc. (Software)	(a)	631	189,710
Jack Henry & Associates, Inc. (IT Svs.)		470	84,609
Juniper Networks, Inc. (Communications Equip.)		2,480	70,680
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	760	104,766
Kulicke & Soffa Industries, Inc. (Semiconductors & Equip.)		2,660	113,875
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	7,694	373,159
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)		1,284	326,187
Lumentum Holdings, Inc. (Communications Equip.)	(a)	3,530	280,353
MACOM Technology Solutions Holdings, Inc. (Semiconductors & Equip.)	(a)	6,845	315,555
Manhattan Associates, Inc. (Software)	(a)	3,628	415,769
Microchip Technology, Inc. (Semiconductors & Equip.)		2,046	118,832
MKS Instruments, Inc. (Semiconductors & Equip.)		429	44,028
Monday.com Ltd. (Software)	(a)	1,906	196,623
MongoDB, Inc. (IT Svs.)	(a)	1,511	392,105
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		741	284,574
Motorola Solutions, Inc. (Communications Equip.)		700	146,720
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		1,839	57,432
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		1,020	66,545
NortonLifeLock, Inc. (Software)		3,530	77,519
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,087	374,360
Okta, Inc. (IT Svs.)	(a)	480	43,392
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	10,279	517,137
Palantir Technologies, Inc. Class A (Software)	(a)	6,290	57,050
Paychex, Inc. (IT Svs.)		1,320	150,308
Procore Technologies, Inc. (Software)	(a)	216	9,804
PTC, Inc. (Software)	(a)	580	61,677
Qorvo, Inc. (Semiconductors & Equip.)	(a)	470	44,330
Samsara, Inc. Class A (Software)	(a)	19,876	222,015
Shift4 Payments, Inc. Class A (IT Svs.)	(a)	6,454	213,369
Skyworks Solutions, Inc. (Semiconductors & Equip.)		680	62,995
Smartsheet, Inc. Class A (Software)	(a)	8,116	255,086
Splunk, Inc. (Software)	(a)	660	58,384
SS&C Technologies Holdings, Inc. (IT Svs.)		1,030	59,812
Synaptics, Inc. (Semiconductors & Equip.)	(a)	2,087	246,370
Synopsys, Inc. (Software)	(a)	620	188,294
Teradyne, Inc. (Semiconductors & Equip.)		680	60,894
Trade Desk, Inc. / The Class A (Software)	(a)	1,700	71,213
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,020	59,395
Twilio, Inc. Class A (IT Svs.)	(a)	620	51,962
Tyler Technologies, Inc. (Software)	(a)	180	59,846
Ubiquiti, Inc. (Communications Equip.)		200	49,642

(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Unity Software, Inc. (Software)	(a)	750	$ 27,615
Varonis Systems, Inc. (Software)	(a)	9,016	264,349
VeriSign, Inc. (IT Svs.)	(a)	410	68,605
Western Digital Corp. (Tech. Hardware, Storage & Periph.)	(a)	1,250	56,038
Wix.com Ltd. (IT Svs.)	(a)	250	16,388
Wolfspeed, Inc. (Semiconductors & Equip.)	(a)	772	48,983
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	220	64,669
Zoom Video Communications, Inc. Class A (Software)	(a)	870	93,934
Zscaler, Inc. (Software)	(a)	410	61,299
			12,916,244
Materials–4.6%
Albemarle Corp. (Chemicals)		470	98,221
Alcoa Corp. (Metals & Mining)		894	40,749
Allegheny Technologies, Inc. (Metals & Mining)	(a)	9,740	221,195
Amcor PLC (Containers & Packaging)		6,490	80,671
Avery Dennison Corp. (Containers & Packaging)		360	58,273
Ball Corp. (Containers & Packaging)		1,300	89,401
Berry Global Group, Inc. (Containers & Packaging)	(a)	6,500	355,160
Carpenter Technology Corp. (Metals & Mining)		3,821	106,644
Celanese Corp. (Chemicals)		490	57,629
CF Industries Holdings, Inc. (Chemicals)		750	64,298
Corteva, Inc. (Chemicals)		3,080	166,751
DuPont de Nemours, Inc. (Chemicals)		1,750	97,265
Eastman Chemical Co. (Chemicals)		660	59,248
FMC Corp. (Chemicals)		2,866	306,691
Huntsman Corp. (Chemicals)		7,570	214,609
Innospec, Inc. (Chemicals)		1,770	169,548
International Flavors & Fragrances, Inc. (Chemicals)		1,020	121,502
International Paper Co. (Containers & Packaging)		1,610	67,346
LyondellBasell Industries N.V. Class A (Chemicals)		1,050	91,833
Martin Marietta Materials, Inc. (Construction Materials)		250	74,810
Mosaic Co. / The (Chemicals)		1,320	62,344
Nucor Corp. (Metals & Mining)		1,230	128,424
Packaging Corp. of America (Containers & Packaging)		520	71,500
PPG Industries, Inc. (Chemicals)		970	110,910
Reliance Steel & Aluminum Co. (Metals & Mining)		1,100	186,846
Sealed Air Corp. (Containers & Packaging)		4,000	230,880
Steel Dynamics, Inc. (Metals & Mining)		1,260	83,349
Vulcan Materials Co. (Construction Materials)		540	76,734
Westrock Co. (Containers & Packaging)		1,370	54,581
			3,547,412
Real Estate–5.9%
Alexandria Real Estate Equities, Inc. (Equity REIT)		550	79,767
American Campus Communities, Inc. (Equity REIT)		1,540	99,284
American Homes 4 Rent Class A (Equity REIT)		2,060	73,006
Americold Realty Trust, Inc. (Equity REIT)		1,890	56,776
AvalonBay Communities, Inc. (Equity REIT)		570	110,722
Boston Properties, Inc. (Equity REIT)		700	62,286
Broadstone Net Lease, Inc. (Equity REIT)		10,370	212,689
Camden Property Trust (Equity REIT)		2,280	306,614
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	1,370	100,846
Cousins Properties, Inc. (Equity REIT)		6,620	193,503
CubeSmart (Equity REIT)		5,550	237,096
Duke Realty Corp. (Equity REIT)		1,640	90,118
Equity LifeStyle Properties, Inc. (Equity REIT)		1,100	77,517
Common Stocks (Continued)		Shares	Value
Real Estate (continued)
Equity Residential (Equity REIT)		1,510	$ 109,052
Essex Property Trust, Inc. (Equity REIT)		270	70,608
Extra Space Storage, Inc. (Equity REIT)		530	90,164
Gaming and Leisure Properties, Inc. (Equity REIT)		1,640	75,210
Healthpeak Properties, Inc. (Equity REIT)		2,220	57,520
Invitation Homes, Inc. (Equity REIT)		2,300	81,834
Iron Mountain, Inc. (Equity REIT)		1,900	92,511
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)	(a)	410	71,693
Kimco Realty Corp. (Equity REIT)		3,630	71,765
Lamar Advertising Co. Class A (Equity REIT)		767	67,473
Medical Properties Trust, Inc. (Equity REIT)		3,460	52,834
Mid-America Apartment Communities, Inc. (Equity REIT)		480	83,842
Physicians Realty Trust (Equity REIT)		20,470	357,201
Realty Income Corp. (Equity REIT)		2,650	180,889
Regency Centers Corp. (Equity REIT)		1,200	71,172
Safehold, Inc. (Equity REIT)		6,079	215,014
SBA Communications Corp. (Equity REIT)		420	134,421
Simon Property Group, Inc. (Equity REIT)		1,340	127,193
STAG Industrial, Inc. (Equity REIT)		4,930	152,238
STORE Capital Corp. (Equity REIT)		2,130	55,550
Sun Communities, Inc. (Equity REIT)		460	73,306
UDR, Inc. (Equity REIT)		1,640	75,506
Ventas, Inc. (Equity REIT)		1,530	78,688
VICI Properties, Inc. (Equity REIT)		2,400	71,496
W.P. Carey, Inc. (Equity REIT)		1,020	84,517
Welltower, Inc. (Equity REIT)		1,710	140,818
Weyerhaeuser Co. (Equity REIT)		3,060	101,347
			4,544,086
Utilities–3.3%
Alliant Energy Corp. (Electric Utilities)		1,358	79,592
Ameren Corp. (Multi-Utilities)		1,010	91,264
American Water Works Co., Inc. (Water Utilities)		750	111,577
Avangrid, Inc. (Electric Utilities)		1,500	69,180
CenterPoint Energy, Inc. (Multi-Utilities)		2,070	61,231
CMS Energy Corp. (Multi-Utilities)		1,180	79,650
Consolidated Edison, Inc. (Multi-Utilities)		1,410	134,091
Constellation Energy Corp. (Electric Utilities)		1,120	64,131
DTE Energy Co. (Multi-Utilities)		790	100,132
Edison International (Electric Utilities)		1,470	92,963
Entergy Corp. (Electric Utilities)		830	93,491
Essential Utilities, Inc. (Water Utilities)		1,620	74,277
Evergy, Inc. (Electric Utilities)		1,190	77,647
Eversource Energy (Electric Utilities)		1,400	118,258
FirstEnergy Corp. (Electric Utilities)		2,210	84,842
IDACORP, Inc. (Electric Utilities)		3,450	365,424
NiSource, Inc. (Multi-Utilities)		20	590
PG&E Corp. (Electric Utilities)	(a)	7,056	70,419
PPL Corp. (Electric Utilities)		3,140	85,188
Public Service Enterprise Group, Inc. (Multi-Utilities)		2,070	130,990
Southwest Gas Holdings, Inc. (Gas Utilities)		2,750	239,470
WEC Energy Group, Inc. (Multi-Utilities)		1,290	129,826
Xcel Energy, Inc. (Electric Utilities)		2,150	152,134
			2,506,367
Total Common Stocks (Cost $92,609,299)			$74,739,194

Money Market Funds–1.5%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.494%	(b)	1,127,232	$ 1,127,120
Total Money Market Funds (Cost $1,127,171)			$ 1,127,120
Total Investments – 98.9% (Cost $93,736,470)	(c)		$75,866,314
Other Assets in Excess of Liabilities – 1.1%	(d)		862,424
Net Assets – 100.0%			$76,728,738

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

(continued)

Ohio National Fund, Inc.	ON AB Mid Cap Core Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2022.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $13,500 of cash pledged as collateral for the futures contracts outstanding at June 30, 2022. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2022 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P MidCap 400 Index - Long	1	September 16, 2022	$227,882	$226,800	$(1,082)	$(1,080)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited)
Objective/Strategy
The ON S&P 500® Index Portfolio seeks total return approximating that of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its net assets in the common stocks and other securities of companies that are included in the S&P 500® Index.
Performance as of June 30, 2022
Average Annual returns
One year	-10.94%
Five years	10.90%
Ten years	12.48%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.37% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the  Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -20.11% versus -19.96% for its benchmark, the S&P 500® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio intends to track the underlying return of the S&P 500® Index. There were no material market events or changes in strategy during the six-month period that materially impacted the Portfolio’s relative return. Sources of return variance were the Portfolio’s expenses and the cumulative impact of investing the day-to-day cash flows in the Portfolio.
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?
A.  There was no impact from either sector allocation or stock selection that caused any significant performance variance between the Portfolio and its benchmark for the six-month period. Information Technology, followed by Consumer Discretionary and Communication Services, were the top detractors from performance. The only sector that contributed for the period was Energy.(1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Because the Portfolio weights its holdings to be similar to those utilized by the benchmark, there were no holdings that significantly contributed to, or detracted from, the Portfolio’s benchmark-relative performance for the six-month period. Benchmark constituents that contributed the most to Portfolio and benchmark returns were Exxon Mobil Corp., Chevron Corp. and Merck & Co., Inc. Apple, Inc., Microsoft Corp., and Amazon.Com, Inc. were leading detractors for the period. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  The Portfolio uses long CME E-mini S&P 500 Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures contracts detracted 13 basis points from the Portfolio’s absolute return for the six-month period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P 500® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2022 (1)
% of Net Assets
Common Stocks (4)	98.3
U.S. Treasury Obligations	0.0
Money Market Funds and Other Net Assets	1.7
100.0
Top 10 Portfolio Holdings as of June 30, 2022 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	6.5
2.	Microsoft Corp.	5.9
3.	Amazon.com, Inc.	2.9
4.	Alphabet, Inc. Class A	2.0
5.	Alphabet, Inc. Class C	1.9
6.	Tesla, Inc.	1.7
7.	Berkshire Hathaway, Inc. Class B	1.5
8.	UnitedHealth Group, Inc.	1.5
9.	Johnson & Johnson	1.4
10.	NVIDIA Corp.	1.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):
% of Net Assets
Information Technology	26.3
Health Care	14.9
Financials	10.7
Consumer Discretionary	10.4
Communication Services	8.7
Industrials	7.7
Consumer Staples	6.9
Energy	4.3
Utilities	3.0
Real Estate	2.9
Materials	2.5
98.3

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks–98.3%		Shares	Value
Communication Services–8.7%
Activision Blizzard, Inc. (Entertainment)		24,373	$ 1,897,682
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	9,371	20,421,845
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	8,603	18,818,632
AT&T, Inc. (Diversified Telecom. Svs.)		223,059	4,675,317
Charter Communications, Inc. Class A (Media)	(a)	3,606	1,689,519
Comcast Corp. Class A (Media)		139,385	5,469,467
DISH Network Corp. Class A (Media)	(a)	7,905	141,737
Electronic Arts, Inc. (Entertainment)		8,735	1,062,613
Fox Corp. Class A (Media)		9,617	309,283
Fox Corp. Class B (Media)		4,730	140,481
Interpublic Group of Cos., Inc. / The (Media)		12,362	340,326
Live Nation Entertainment, Inc. (Entertainment)	(a)	4,284	353,773
Lumen Technologies, Inc. (Diversified Telecom. Svs.)		29,318	319,859
Match Group, Inc. (Interactive Media & Svs.)	(a)	8,974	625,398
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	71,495	11,528,569
Netflix, Inc. (Entertainment)	(a)	13,839	2,420,026
News Corp. Class A (Media)		12,125	188,907
News Corp. Class B (Media)		3,846	61,113
Omnicom Group, Inc. (Media)		6,462	411,048
Paramount Global Class B (Media)		18,570	458,308
Take-Two Interactive Software, Inc. (Entertainment)	(a)	4,950	606,523
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	18,366	2,470,962
Twitter, Inc. (Interactive Media & Svs.)	(a)	23,581	881,693
Verizon Communications, Inc. (Diversified Telecom. Svs.)		130,956	6,646,017
Walt Disney Co. / The (Entertainment)	(a)	56,776	5,359,654
Warner Bros Discovery, Inc. (Entertainment)	(a)	68,478	918,975
			88,217,727
Consumer Discretionary–10.4%
Advance Auto Parts, Inc. (Specialty Retail)		1,920	332,333
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	272,749	28,968,671
Aptiv PLC (Auto Components)	(a)	8,351	743,824
AutoZone, Inc. (Specialty Retail)	(a)	617	1,326,007
Bath & Body Works, Inc. (Specialty Retail)		7,495	201,765
Best Buy Co., Inc. (Specialty Retail)		6,361	414,674
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	1,264	2,210,723
BorgWarner, Inc. (Auto Components)		7,530	251,276
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	6,764	259,061
CarMax, Inc. (Specialty Retail)	(a)	5,020	454,210
Carnival Corp. (Hotels, Restaurants & Leisure)	(a)	25,354	219,312
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	868	1,134,702
D.R. Horton, Inc. (Household Durables)		10,039	664,481
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		3,805	430,422
Dollar General Corp. (Multiline Retail)		7,119	1,747,287
Dollar Tree, Inc. (Multiline Retail)	(a)	6,987	1,088,924
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		1,134	441,931
eBay, Inc. (Internet & Direct Marketing Retail)		17,587	732,850
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	4,006	$ 293,279
Expedia Group, Inc. (Hotels, Restaurants & Leisure)	(a)	4,761	451,486
Ford Motor Co. (Automobiles)		122,784	1,366,586
Garmin Ltd. (Household Durables)		4,798	471,404
General Motors Co. (Automobiles)	(a)	45,358	1,440,570
Genuine Parts Co. (Distributors)		4,449	591,717
Hasbro, Inc. (Leisure Products)		3,952	323,590
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)		8,726	972,425
Home Depot, Inc. / The (Specialty Retail)		32,205	8,832,865
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)	(a)	10,854	364,586
Lennar Corp. Class A (Household Durables)		7,921	558,985
LKQ Corp. (Distributors)		8,178	401,458
Lowe's Cos., Inc. (Specialty Retail)		20,584	3,595,407
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		8,517	1,158,397
McDonald's Corp. (Hotels, Restaurants & Leisure)		23,049	5,690,337
MGM Resorts International (Hotels, Restaurants & Leisure)		11,091	321,085
Mohawk Industries, Inc. (Household Durables)	(a)	1,619	200,902
Newell Brands, Inc. (Household Durables)		11,436	217,741
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		39,526	4,039,557
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	13,358	148,541
NVR, Inc. (Household Durables)	(a)	97	388,402
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	2,042	1,290,054
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	5,185	157,728
Pool Corp. (Distributors)		1,259	442,199
PulteGroup, Inc. (Household Durables)		7,482	296,512
PVH Corp. (Textiles, Apparel & Luxury Goods)		2,120	120,628
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		1,437	128,827
Ross Stores, Inc. (Specialty Retail)		11,027	774,426
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(a)	7,088	247,442
Starbucks Corp. (Hotels, Restaurants & Leisure)		35,719	2,728,574
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		7,910	241,413
Target Corp. (Multiline Retail)		14,406	2,034,559
Tesla, Inc. (Automobiles)	(a)	26,158	17,615,320
TJX Cos., Inc. / The (Specialty Retail)		36,534	2,040,424
Tractor Supply Co. (Specialty Retail)		3,516	681,577
Ulta Beauty, Inc. (Specialty Retail)	(a)	1,641	632,573
V.F. Corp. (Textiles, Apparel & Luxury Goods)		10,183	449,783
Whirlpool Corp. (Household Durables)		1,769	273,965
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)	(a)	3,294	187,692
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		8,953	1,016,255
			104,811,724
Consumer Staples–6.9%
Altria Group, Inc. (Tobacco)		56,317	2,352,361
Archer-Daniels-Midland Co. (Food Products)		17,476	1,356,138

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Brown-Forman Corp. Class B (Beverages)		5,721	$ 401,385
Campbell Soup Co. (Food Products)		6,344	304,829
Church & Dwight Co., Inc. (Household Products)		7,621	706,162
Clorox Co. / The (Household Products)		3,870	545,593
Coca-Cola Co. / The (Beverages)		121,714	7,657,028
Colgate-Palmolive Co. (Household Products)		26,097	2,091,413
Conagra Brands, Inc. (Food Products)		15,059	515,620
Constellation Brands, Inc. Class A (Beverages)		5,052	1,177,419
Costco Wholesale Corp. (Food & Staples Retailing)		13,820	6,623,649
Estee Lauder Cos., Inc. / The Class A (Personal Products)		7,214	1,837,189
General Mills, Inc. (Food Products)		18,687	1,409,934
Hershey Co. / The (Food Products)		4,521	972,738
Hormel Foods Corp. (Food Products)		8,910	421,978
J.M. Smucker Co. / The (Food Products)		3,397	434,850
Kellogg Co. (Food Products)		7,968	568,437
Keurig Dr Pepper, Inc. (Beverages)		22,748	805,052
Kimberly-Clark Corp. (Household Products)		10,466	1,414,480
Kraft Heinz Co. / The (Food Products)		22,306	850,751
Kroger Co. / The (Food & Staples Retailing)		20,303	960,941
Lamb Weston Holdings, Inc. (Food Products)		4,528	323,571
McCormick & Co., Inc. (Food Products)		7,867	654,928
Molson Coors Beverage Co. Class B (Beverages)		5,960	324,880
Mondelez International, Inc. Class A (Food Products)		43,158	2,679,680
Monster Beverage Corp. (Beverages)	(a)	11,654	1,080,326
PepsiCo, Inc. (Beverages)		43,145	7,190,546
Philip Morris International, Inc. (Tobacco)		48,287	4,767,858
Procter & Gamble Co. / The (Household Products)		74,814	10,757,505
Sysco Corp. (Food & Staples Retailing)		15,821	1,340,197
Tyson Foods, Inc. Class A (Food Products)		9,163	788,568
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		22,181	840,660
Walmart, Inc. (Food & Staples Retailing)		43,822	5,327,879
			69,484,545
Energy–4.3%
APA Corp. (Oil, Gas & Consumable Fuels)		10,631	371,022
Baker Hughes Co. (Energy Equip. & Svs.)		29,391	848,518
Chevron Corp. (Oil, Gas & Consumable Fuels)		61,272	8,870,960
ConocoPhillips (Oil, Gas & Consumable Fuels)		40,335	3,622,486
Coterra Energy, Inc. (Oil, Gas & Consumable Fuels)		25,276	651,868
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		19,014	1,047,862
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		5,242	635,068
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		18,262	2,016,855
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		131,364	11,250,013
Halliburton Co. (Energy Equip. & Svs.)		28,343	888,836
Hess Corp. (Oil, Gas & Consumable Fuels)		8,553	906,105
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		60,345	1,011,382
Common Stocks (Continued)		Shares	Value
Energy (continued)
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		22,245	$ 500,068
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		16,822	1,382,937
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		27,712	1,631,683
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		14,025	778,387
Phillips 66 (Oil, Gas & Consumable Fuels)		14,938	1,224,767
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		7,004	1,562,452
Schlumberger N.V. (Energy Equip. & Svs.)		43,912	1,570,293
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		12,695	1,349,225
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		37,771	1,178,833
			43,299,620
Financials–10.7%
Aflac, Inc. (Insurance)		18,350	1,015,306
Allstate Corp. / The (Insurance)		8,520	1,079,740
American Express Co. (Consumer Finance)		19,016	2,635,998
American International Group, Inc. (Insurance)		24,595	1,257,542
Ameriprise Financial, Inc. (Capital Markets)		3,449	819,758
Aon PLC Class A (Insurance)		6,616	1,784,203
Arthur J. Gallagher & Co. (Insurance)		6,511	1,061,553
Assurant, Inc. (Insurance)		1,703	294,364
Bank of America Corp. (Banks)		221,033	6,880,757
Bank of New York Mellon Corp. / The (Capital Markets)		23,002	959,413
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	56,431	15,406,792
BlackRock, Inc. (Capital Markets)		4,436	2,701,701
Brown & Brown, Inc. (Insurance)		7,371	430,024
Capital One Financial Corp. (Consumer Finance)		12,207	1,271,847
CBOE Global Markets, Inc. (Capital Markets)		3,325	376,357
Charles Schwab Corp. / The (Capital Markets)		46,994	2,969,081
Chubb Ltd. (Insurance)		13,216	2,598,001
Cincinnati Financial Corp. (Insurance)		4,678	556,588
Citigroup, Inc. (Banks)		60,506	2,782,671
Citizens Financial Group, Inc. (Banks)		15,358	548,127
CME Group, Inc. (Capital Markets)		11,199	2,292,435
Comerica, Inc. (Banks)		4,100	300,858
Discover Financial Services (Consumer Finance)		8,671	820,103
Everest Re Group Ltd. (Insurance)		1,231	345,025
FactSet Research Systems, Inc. (Capital Markets)		1,194	459,177
Fifth Third Bancorp (Banks)		21,562	724,483
First Republic Bank (Banks)		5,536	798,291
Franklin Resources, Inc. (Capital Markets)		8,805	205,245
Globe Life, Inc. (Insurance)		2,857	278,472
Goldman Sachs Group, Inc. / The (Capital Markets)		10,701	3,178,411
Hartford Financial Services Group, Inc. / The (Insurance)		10,338	676,415
Huntington Bancshares, Inc. (Banks)		45,231	544,129
Intercontinental Exchange, Inc. (Capital Markets)		17,386	1,634,979
Invesco Ltd. (Capital Markets)		10,650	171,785
JPMorgan Chase & Co. (Banks)		91,574	10,312,148
KeyCorp (Banks)		29,325	505,270

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Financials (continued)
Lincoln National Corp. (Insurance)		5,033	$ 235,393
Loews Corp. (Insurance)		6,074	359,945
M&T Bank Corp. (Banks)		5,625	896,569
MarketAxess Holdings, Inc. (Capital Markets)		1,187	303,884
Marsh & McLennan Cos., Inc. (Insurance)		15,657	2,430,749
MetLife, Inc. (Insurance)		21,479	1,348,666
Moody's Corp. (Capital Markets)		4,988	1,356,586
Morgan Stanley (Capital Markets)		43,603	3,316,444
MSCI, Inc. (Capital Markets)		2,543	1,048,098
Nasdaq, Inc. (Capital Markets)		3,625	552,958
Northern Trust Corp. (Capital Markets)		6,551	632,041
PNC Financial Services Group, Inc. / The (Banks)		12,873	2,030,973
Principal Financial Group, Inc. (Insurance)		7,389	493,511
Progressive Corp. / The (Insurance)		18,227	2,119,253
Prudential Financial, Inc. (Insurance)		11,621	1,111,897
Raymond James Financial, Inc. (Capital Markets)		6,087	544,239
Regions Financial Corp. (Banks)		29,386	550,988
S&P Global, Inc. (Capital Markets)		10,818	3,646,315
Signature Bank (Banks)		1,901	340,678
State Street Corp. (Capital Markets)		11,538	711,318
SVB Financial Group (Banks)	(a)	1,813	716,117
Synchrony Financial (Consumer Finance)		15,761	435,319
T. Rowe Price Group, Inc. (Capital Markets)		7,124	809,358
Travelers Cos., Inc. / The (Insurance)		7,450	1,260,019
Truist Financial Corp. (Banks)		41,432	1,965,120
U.S. Bancorp (Banks)		42,119	1,938,316
W.R. Berkley Corp. (Insurance)		6,554	447,376
Wells Fargo & Co. (Banks)		118,108	4,626,290
Willis Towers Watson PLC (Insurance)		3,505	691,852
Zions Bancorp N.A. (Banks)		4,764	242,488
			107,839,809
Health Care–14.9%
Abbott Laboratories (Health Care Equip. & Supplies)		54,605	5,932,833
AbbVie, Inc. (Biotechnology)		55,088	8,437,278
ABIOMED, Inc. (Health Care Equip. & Supplies)	(a)	1,430	353,939
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		9,308	1,105,511
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	2,295	543,158
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4,738	670,332
Amgen, Inc. (Biotechnology)		16,655	4,052,162
Baxter International, Inc. (Health Care Equip. & Supplies)		15,590	1,001,346
Becton Dickinson and Co. (Health Care Equip. & Supplies)		8,888	2,191,159
Biogen, Inc. (Biotechnology)	(a)	4,526	923,032
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	676	334,620
Bio-Techne Corp. (Life Sciences Tools & Svs.)		1,231	426,714
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	44,509	1,658,850
Bristol-Myers Squibb Co. (Pharmaceuticals)		66,357	5,109,489
Cardinal Health, Inc. (Health Care Providers & Svs.)		8,561	447,483
Catalent, Inc. (Pharmaceuticals)	(a)	5,617	602,648
Centene Corp. (Health Care Providers & Svs.)	(a)	18,200	1,539,902
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	1,597	341,710
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Cigna Corp. (Health Care Providers & Svs.)		9,884	$ 2,604,632
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		1,548	484,710
CVS Health Corp. (Health Care Providers & Svs.)		40,869	3,786,922
Danaher Corp. (Life Sciences Tools & Svs.)		20,166	5,112,484
DaVita, Inc. (Health Care Providers & Svs.)	(a)	1,898	151,764
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		6,408	228,958
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	12,134	904,347
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	19,368	1,841,703
Elevance Health, Inc. (Health Care Providers & Svs.)		7,511	3,624,658
Eli Lilly & Co. (Pharmaceuticals)		24,580	7,969,573
Gilead Sciences, Inc. (Biotechnology)		39,102	2,416,895
HCA Healthcare, Inc. (Health Care Providers & Svs.)		7,064	1,187,176
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	4,350	333,819
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	7,828	542,480
Humana, Inc. (Health Care Providers & Svs.)		3,940	1,844,196
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	2,597	910,846
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	4,859	895,805
Incyte Corp. (Biotechnology)	(a)	5,892	447,615
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	11,184	2,244,741
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	5,876	1,275,033
Johnson & Johnson (Pharmaceuticals)		82,043	14,563,453
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		2,859	670,035
McKesson Corp. (Health Care Providers & Svs.)		4,520	1,474,469
Medtronic PLC (Health Care Equip. & Supplies)		41,841	3,755,230
Merck & Co., Inc. (Pharmaceuticals)		78,827	7,186,658
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	713	819,073
Moderna, Inc. (Biotechnology)	(a)	10,769	1,538,352
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	1,843	515,321
Organon & Co. (Pharmaceuticals)		8,013	270,439
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		3,962	563,476
Pfizer, Inc. (Pharmaceuticals)		174,872	9,168,539
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		3,688	490,430
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	3,367	1,990,335
ResMed, Inc. (Health Care Equip. & Supplies)		4,537	951,091
STERIS PLC (Health Care Equip. & Supplies)		3,146	648,548
Stryker Corp. (Health Care Equip. & Supplies)		10,494	2,087,571
Teleflex, Inc. (Health Care Equip. & Supplies)		1,474	362,383
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		12,200	6,628,016
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		29,250	15,023,678

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		2,110	$ 212,498
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	7,968	2,245,303
Viatris, Inc. (Pharmaceuticals)		38,101	398,917
Waters Corp. (Life Sciences Tools & Svs.)	(a)	1,891	625,883
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)		2,332	705,127
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		6,583	691,610
Zoetis, Inc. (Pharmaceuticals)		14,656	2,519,220
			150,586,178
Industrials–7.7%
3M Co. (Industrial Conglomerates)		17,722	2,293,404
A.O. Smith Corp. (Building Products)		4,085	223,368
Alaska Air Group, Inc. (Airlines)	(a)	3,937	157,677
Allegion PLC (Building Products)		2,761	270,302
American Airlines Group, Inc. (Airlines)	(a)	20,371	258,304
AMETEK, Inc. (Electrical Equip.)		7,238	795,384
Boeing Co. / The (Aerospace & Defense)	(a)	17,334	2,369,904
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		4,011	406,595
Carrier Global Corp. (Building Products)		26,224	935,148
Caterpillar, Inc. (Machinery)		16,628	2,972,421
Cintas Corp. (Commercial Svs. & Supplies)		2,692	1,005,543
Copart, Inc. (Commercial Svs. & Supplies)	(a)	6,581	715,091
CSX Corp. (Road & Rail)		67,669	1,966,461
Cummins, Inc. (Machinery)		4,353	842,436
Deere & Co. (Machinery)		8,701	2,605,688
Delta Air Lines, Inc. (Airlines)	(a)	19,577	567,146
Dover Corp. (Machinery)		4,526	549,094
Eaton Corp. PLC (Electrical Equip.)		12,417	1,564,418
Emerson Electric Co. (Electrical Equip.)		18,495	1,471,092
Equifax, Inc. (Professional Svs.)		3,845	702,789
Expeditors International of Washington, Inc. (Air Freight & Logistics)		5,259	512,542
Fastenal Co. (Trading Companies & Distributors)		17,809	889,025
FedEx Corp. (Air Freight & Logistics)		7,422	1,682,642
Fortive Corp. (Machinery)		11,259	612,264
Fortune Brands Home & Security, Inc. (Building Products)		4,113	246,286
Generac Holdings, Inc. (Electrical Equip.)	(a)	2,006	422,423
General Dynamics Corp. (Aerospace & Defense)		7,174	1,587,247
General Electric Co. (Industrial Conglomerates)		34,278	2,182,480
Honeywell International, Inc. (Industrial Conglomerates)		21,213	3,687,032
Howmet Aerospace, Inc. (Aerospace & Defense)		11,743	369,317
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		1,258	274,018
IDEX Corp. (Machinery)		2,317	420,837
Illinois Tool Works, Inc. (Machinery)		8,819	1,607,263
Ingersoll Rand, Inc. (Machinery)		12,758	536,857
J.B. Hunt Transport Services, Inc. (Road & Rail)		2,634	414,776
Jacobs Engineering Group, Inc. (Construction & Engineering)		4,044	514,114
Johnson Controls International PLC (Building Products)		21,542	1,031,431
L3Harris Technologies, Inc. (Aerospace & Defense)		5,996	1,449,233
Leidos Holdings, Inc. (Professional Svs.)		4,297	432,751
Lockheed Martin Corp. (Aerospace & Defense)		7,386	3,175,685
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Masco Corp. (Building Products)		7,381	$ 373,479
Nielsen Holdings PLC (Professional Svs.)		11,203	260,134
Nordson Corp. (Machinery)		1,700	344,148
Norfolk Southern Corp. (Road & Rail)		7,415	1,685,355
Northrop Grumman Corp. (Aerospace & Defense)		4,554	2,179,408
Old Dominion Freight Line, Inc. (Road & Rail)		2,886	739,624
Otis Worldwide Corp. (Machinery)		13,086	924,788
PACCAR, Inc. (Machinery)		10,738	884,167
Parker-Hannifin Corp. (Machinery)		3,976	978,295
Pentair PLC (Machinery)		5,232	239,469
Quanta Services, Inc. (Construction & Engineering)		4,401	551,621
Raytheon Technologies Corp. (Aerospace & Defense)		46,426	4,462,003
Republic Services, Inc. (Commercial Svs. & Supplies)		6,438	842,541
Robert Half International, Inc. (Professional Svs.)		3,472	260,018
Rockwell Automation, Inc. (Electrical Equip.)		3,660	729,475
Rollins, Inc. (Commercial Svs. & Supplies)		7,107	248,176
Snap-on, Inc. (Machinery)		1,673	329,631
Southwest Airlines Co. (Airlines)	(a)	18,605	672,013
Stanley Black & Decker, Inc. (Machinery)		4,742	497,246
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	1,472	552,162
Textron, Inc. (Aerospace & Defense)		6,761	412,894
Trane Technologies PLC (Building Products)		7,239	940,129
TransDigm Group, Inc. (Aerospace & Defense)	(a)	1,601	859,209
Union Pacific Corp. (Road & Rail)		19,570	4,173,890
United Airlines Holdings, Inc. (Airlines)	(a)	10,268	363,693
United Parcel Service, Inc. Class B (Air Freight & Logistics)		22,895	4,179,253
United Rentals, Inc. (Trading Companies & Distributors)	(a)	2,195	533,187
Verisk Analytics, Inc. (Professional Svs.)		4,875	843,814
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,348	612,572
Waste Management, Inc. (Commercial Svs. & Supplies)		11,902	1,820,768
Westinghouse Air Brake Technologies Corp. (Machinery)		5,739	471,057
Xylem, Inc. (Machinery)		5,630	440,153
			78,124,860
Information Technology–26.3%
Accenture PLC Class A (IT Svs.)		19,755	5,484,976
Adobe, Inc. (Software)	(a)	14,733	5,393,162
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	50,479	3,860,129
Akamai Technologies, Inc. (IT Svs.)	(a)	4,893	446,878
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		18,492	1,190,515
Analog Devices, Inc. (Semiconductors & Equip.)		16,292	2,380,098
ANSYS, Inc. (Software)	(a)	2,724	651,826
Apple, Inc. (Tech. Hardware, Storage & Periph.)		479,330	65,533,998
Applied Materials, Inc. (Semiconductors & Equip.)		27,505	2,502,405
Arista Networks, Inc. (Communications Equip.)	(a)	7,076	663,304
Autodesk, Inc. (Software)	(a)	6,753	1,161,246
Automatic Data Processing, Inc. (IT Svs.)		13,028	2,736,401

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Broadcom, Inc. (Semiconductors & Equip.)		12,724	$ 6,181,446
Broadridge Financial Solutions, Inc. (IT Svs.)		3,684	525,154
Cadence Design Systems, Inc. (Software)	(a)	8,577	1,286,807
CDW Corp. (Electronic Equip., Instr. & Comp.)		4,246	669,000
Ceridian HCM Holding, Inc. (Software)	(a)	4,281	201,549
Cisco Systems, Inc. (Communications Equip.)		129,484	5,521,198
Citrix Systems, Inc. (Software)		3,905	379,449
Cognizant Technology Solutions Corp. Class A (IT Svs.)		16,154	1,090,233
Corning, Inc. (Electronic Equip., Instr. & Comp.)		23,887	752,679
DXC Technology Co. (IT Svs.)	(a)	7,685	232,932
Enphase Energy, Inc. (Semiconductors & Equip.)	(a)	4,243	828,403
EPAM Systems, Inc. (IT Svs.)	(a)	1,788	527,067
F5, Inc. (Communications Equip.)	(a)	1,903	291,235
Fidelity National Information Services, Inc. (IT Svs.)		19,030	1,744,480
Fiserv, Inc. (IT Svs.)	(a)	18,113	1,611,514
FleetCor Technologies, Inc. (IT Svs.)	(a)	2,431	510,777
Fortinet, Inc. (Software)	(a)	20,671	1,169,565
Gartner, Inc. (IT Svs.)	(a)	2,531	612,072
Global Payments, Inc. (IT Svs.)		8,713	964,006
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		40,909	542,453
HP, Inc. (Tech. Hardware, Storage & Periph.)		32,661	1,070,628
Intel Corp. (Semiconductors & Equip.)		127,460	4,768,279
International Business Machines Corp. (IT Svs.)		28,046	3,959,815
Intuit, Inc. (Software)		8,816	3,398,039
Jack Henry & Associates, Inc. (IT Svs.)		2,291	412,426
Juniper Networks, Inc. (Communications Equip.)		10,072	287,052
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5,702	786,021
KLA Corp. (Semiconductors & Equip.)		4,634	1,478,617
Lam Research Corp. (Semiconductors & Equip.)		4,316	1,839,263
Mastercard, Inc. Class A (IT Svs.)		26,777	8,447,608
Microchip Technology, Inc. (Semiconductors & Equip.)		17,222	1,000,254
Micron Technology, Inc. (Semiconductors & Equip.)		34,773	1,922,251
Microsoft Corp. (Software)		233,160	59,882,483
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		1,378	529,207
Motorola Solutions, Inc. (Communications Equip.)		5,188	1,087,405
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		6,958	453,940
NortonLifeLock, Inc. (Software)		17,687	388,407
NVIDIA Corp. (Semiconductors & Equip.)		78,041	11,830,235
NXP Semiconductors N.V. (Semiconductors & Equip.)		8,153	1,206,889
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	13,656	687,033
Oracle Corp. (Software)		49,098	3,430,477
Paychex, Inc. (IT Svs.)		9,975	1,135,853
Paycom Software, Inc. (Software)	(a)	1,470	411,776
PayPal Holdings, Inc. (IT Svs.)	(a)	36,092	2,520,665
PTC, Inc. (Software)	(a)	3,309	351,879
Qorvo, Inc. (Semiconductors & Equip.)	(a)	3,425	323,046
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
QUALCOMM, Inc. (Semiconductors & Equip.)		34,899	$ 4,457,998
Roper Technologies, Inc. (Software)		3,290	1,298,399
Salesforce, Inc. (Software)	(a)	30,974	5,111,949
Seagate Technology Holdings PLC (Tech. Hardware, Storage & Periph.)		6,211	443,714
ServiceNow, Inc. (Software)	(a)	6,248	2,971,049
Skyworks Solutions, Inc. (Semiconductors & Equip.)		5,057	468,481
SolarEdge Technologies, Inc. (Semiconductors & Equip.)	(a)	1,741	476,477
Synopsys, Inc. (Software)	(a)	4,754	1,443,790
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		9,994	1,130,821
Teradyne, Inc. (Semiconductors & Equip.)		5,037	451,063
Texas Instruments, Inc. (Semiconductors & Equip.)		28,746	4,416,823
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	7,865	457,979
Tyler Technologies, Inc. (Software)	(a)	1,304	433,554
VeriSign, Inc. (IT Svs.)	(a)	2,995	501,153
Visa, Inc. (IT Svs.)		51,317	10,103,804
Western Digital Corp. (Tech. Hardware, Storage & Periph.)	(a)	9,559	428,530
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	1,650	485,018
			266,337,107
Materials–2.5%
Air Products & Chemicals, Inc. (Chemicals)		6,899	1,659,072
Albemarle Corp. (Chemicals)		3,681	769,255
Amcor PLC (Containers & Packaging)		47,129	585,814
Avery Dennison Corp. (Containers & Packaging)		2,572	416,330
Ball Corp. (Containers & Packaging)		10,033	689,969
Celanese Corp. (Chemicals)		3,386	398,227
CF Industries Holdings, Inc. (Chemicals)		6,557	562,132
Corteva, Inc. (Chemicals)		22,708	1,229,411
Dow, Inc. (Chemicals)		22,590	1,165,870
DuPont de Nemours, Inc. (Chemicals)		15,712	873,273
Eastman Chemical Co. (Chemicals)		4,055	364,017
Ecolab, Inc. (Chemicals)		7,709	1,185,336
FMC Corp. (Chemicals)		3,947	422,368
Freeport-McMoRan, Inc. (Metals & Mining)		45,050	1,318,163
International Flavors & Fragrances, Inc. (Chemicals)		7,885	939,261
International Paper Co. (Containers & Packaging)		11,648	487,236
Linde PLC (Chemicals)		15,677	4,507,608
LyondellBasell Industries N.V. Class A (Chemicals)		8,136	711,575
Martin Marietta Materials, Inc. (Construction Materials)		1,957	585,613
Mosaic Co. / The (Chemicals)		11,378	537,383
Newmont Corp. (Metals & Mining)		24,661	1,471,522
Nucor Corp. (Metals & Mining)		8,364	873,285
Packaging Corp. of America (Containers & Packaging)		2,845	391,188
PPG Industries, Inc. (Chemicals)		7,419	848,288
Sealed Air Corp. (Containers & Packaging)		4,588	264,819
Sherwin-Williams Co. / The (Chemicals)		7,448	1,667,682

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Materials (continued)
Vulcan Materials Co. (Construction Materials)		4,181	$ 594,120
Westrock Co. (Containers & Packaging)		8,010	319,118
			25,837,935
Real Estate–2.9%
Alexandria Real Estate Equities, Inc. (Equity REIT)		4,667	676,855
American Tower Corp. (Equity REIT)		14,492	3,704,010
AvalonBay Communities, Inc. (Equity REIT)		4,318	838,772
Boston Properties, Inc. (Equity REIT)		4,485	399,075
Camden Property Trust (Equity REIT)		3,352	450,777
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	10,066	740,958
Crown Castle International Corp. (Equity REIT)		13,509	2,274,645
Digital Realty Trust, Inc. (Equity REIT)		8,836	1,147,178
Duke Realty Corp. (Equity REIT)		12,084	664,016
Equinix, Inc. (Equity REIT)		2,838	1,864,623
Equity Residential (Equity REIT)		10,549	761,849
Essex Property Trust, Inc. (Equity REIT)		2,048	535,573
Extra Space Storage, Inc. (Equity REIT)		4,131	702,766
Federal Realty OP LP (Equity REIT)		2,258	216,181
Healthpeak Properties, Inc. (Equity REIT)		16,874	437,205
Host Hotels & Resorts, Inc. (Equity REIT)		22,347	350,401
Iron Mountain, Inc. (Equity REIT)		9,132	444,637
Kimco Realty Corp. (Equity REIT)		19,507	385,653
Mid-America Apartment Communities, Inc. (Equity REIT)		3,622	632,655
Prologis, Inc. (Equity REIT)		23,082	2,715,597
Public Storage (Equity REIT)		4,750	1,485,183
Realty Income Corp. (Equity REIT)		18,680	1,275,097
Regency Centers Corp. (Equity REIT)		4,875	289,136
SBA Communications Corp. (Equity REIT)		3,338	1,068,327
Simon Property Group, Inc. (Equity REIT)		10,161	964,482
UDR, Inc. (Equity REIT)		9,429	434,111
Ventas, Inc. (Equity REIT)		12,561	646,012
VICI Properties, Inc. (Equity REIT)		29,744	886,074
Vornado Realty Trust (Equity REIT)		5,036	143,979
Welltower, Inc. (Equity REIT)		14,083	1,159,735
Weyerhaeuser Co. (Equity REIT)		23,334	772,822
			29,068,384
Utilities–3.0%
AES Corp. / The (Ind. Power & Renewable Elec.)		20,979	440,769
Alliant Energy Corp. (Electric Utilities)		7,886	462,198
Ameren Corp. (Multi-Utilities)		8,099	731,826
American Electric Power Co., Inc. (Electric Utilities)		15,934	1,528,708
Common Stocks (Continued)	Shares	Value
Utilities (continued)
American Water Works Co., Inc. (Water Utilities)	5,716	$ 850,369
Atmos Energy Corp. (Gas Utilities)	4,365	489,317
CenterPoint Energy, Inc. (Multi-Utilities)	19,314	571,308
CMS Energy Corp. (Multi-Utilities)	9,144	617,220
Consolidated Edison, Inc. (Multi-Utilities)	10,992	1,045,339
Constellation Energy Corp. (Electric Utilities)	10,254	587,144
Dominion Energy, Inc. (Multi-Utilities)	25,282	2,017,756
DTE Energy Co. (Multi-Utilities)	6,078	770,387
Duke Energy Corp. (Electric Utilities)	24,009	2,574,005
Edison International (Electric Utilities)	11,727	741,615
Entergy Corp. (Electric Utilities)	6,390	719,770
Evergy, Inc. (Electric Utilities)	7,208	470,322
Eversource Energy (Electric Utilities)	10,835	915,232
Exelon Corp. (Electric Utilities)	30,330	1,374,556
FirstEnergy Corp. (Electric Utilities)	17,934	688,486
NextEra Energy, Inc. (Electric Utilities)	61,224	4,742,411
NiSource, Inc. (Multi-Utilities)	12,741	375,732
NRG Energy, Inc. (Ind. Power & Renewable Elec.)	7,458	284,672
Pinnacle West Capital Corp. (Electric Utilities)	3,550	259,576
PPL Corp. (Electric Utilities)	23,108	626,920
Public Service Enterprise Group, Inc. (Multi-Utilities)	15,675	991,914
Sempra Energy (Multi-Utilities)	9,771	1,468,288
Southern Co. / The (Electric Utilities)	33,033	2,355,583
WEC Energy Group, Inc. (Multi-Utilities)	9,774	983,655
Xcel Energy, Inc. (Electric Utilities)	16,889	1,195,066
		30,880,144
Total Common Stocks (Cost $710,591,955)		$ 994,488,033

U.S. Treasury Obligations–0.0%		Rate	Maturity	Face Amount	Value
U.S. Treasury Bill	(b)	0.000%	01/26/2023	$ 200,000	$ 197,173
Total U.S. Treasury Obligations (Cost $198,590)					$ 197,173

Money Market Funds–1.1%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.494%	(c)	10,757,467	$ 10,756,391
Total Money Market Funds (Cost $10,756,460)			$ 10,756,391
Total Investments – 99.4% (Cost $721,547,005)	(d)		$1,005,441,597
Other Assets in Excess of Liabilities – 0.6%	(b)		5,604,384
Net Assets – 100.0%			$1,011,045,981

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Security is fully pledged, in addition to $445,252 of the Portfolio’s cash holdings, as collateral for the futures contracts outstanding at June 30, 2022. See also the following Schedule of Open Futures Contracts.
(c)	Rate represents the seven-day yield at June 30, 2022.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Open Futures Contracts	June 30, 2022 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	61	September 16, 2022	$11,785,920	$11,557,975	$(227,945)	$(80,424)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Advantage Large Cap Value Portfolio seeks growth of capital by investing under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Value Index for the previous twelve months.
Performance as of June 30, 2022
Average Annual returns
One year	-7.50%
Five years	5.29%
Ten years	8.40%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.73% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the  Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -13.81% versus -12.86% for its benchmark, the Russell 1000® Value Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Early performance from positioning that captures policy normalization initially withstood the rotation and benefitted performance. Performance was strong through the start of the year, as positioning reflected a policy normalization theme. Insights that collectively captured the rising inflationary backdrop drove gains across both bottom-up valuation and top-down macro dimensions. However, the emergence of the conflict in the Ukraine prompted a sharp reversal in performance with losses for the first quarter coming from the final week of February. Overweights to European value names, which drove gains earlier, were sharp detractors, as sentiment in the region deteriorated quickly.
Performance was supported by fundamental value insights, which benefitted from the market style preference. Traditional valuation measuring company ownership structures and sources of financing, cash usage efficiency, and other financial statement metrics all did best, and motivated a successful underweight to select Consumer Discretionary names, benefitting performance.
Conversely, non-traditional measures of quality with a growth flavor, such as environmental, social, and governance (“ESG”) insights, struggled. Risk mitigation insights that predict firm-level controversy struggled, as markets continued to focus on macro dynamics over company results. Elsewhere, environmental insights that evaluate "green" bond issuance struggled across Materials.
Lastly, given the market rotations, sentiment-based stock selection that captures trends across participants struggled to gain direction. Specifically, positioning based on informed investor views detracted as the shared exposures ran against rising style volatility. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. During the six-month period, however, overall sector allocation decisions detracted from relative returns. An overweight position within Information Technology detracted from relative performance as the market was more focused on defensive names and value styles. Security selection had a more meaningful impact on underperformance, however. Security selection within Health Care names struggled the most. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The Portfolio’s overweight position in EOG Resources, Inc. a Texas-based Energy company, was a top contributor to relative performance for the six-month period. An overweight to oilfield services company Schlumberger N.V. was also a top contributor. Both stocks benefitted from the broader Energy sector rally and runup in commodities prices.
In contrast, an overweight to water purification company Ecolab, Inc. was a key detractor from relative performance for the period, as the stock struggled amid broader pandemic themes. Further hindering results was an overweight stance in Idexx Laboratories, Inc., as the company missed on its first quarter earnings. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. The futures contracts detracted 25 basis points from the Portfolio’s absolute return for the six-month period. The Portfolio also participated in two IPOs during the period, which detracted 3 basis points from absolute return in aggregate, led by a 3 basis point detraction from Excelerate Energy, Inc. Class A. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected and historical growth rates.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2022 (1)
% of Net Assets
Common Stocks (4)	98.4
Money Market Funds and Other Net Assets	1.6
100.0

Top 10 Portfolio Holdings as of June 30, 2022 (1) (2) (3)
		% of Net Assets
1.	Johnson & Johnson	2.8
2.	Exxon Mobil Corp.	2.5
3.	JPMorgan Chase & Co.	2.4
4.	Berkshire Hathaway, Inc. Class B	2.3
5.	Bank of America Corp.	2.1
6.	Procter & Gamble Co. / The	2.0
7.	Meta Platforms, Inc. Class A	1.6
8.	Intel Corp.	1.6
9.	Pfizer, Inc.	1.5
10.	Merck & Co., Inc.	1.4

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):
% of Net Assets
Financials	20.1
Health Care	18.1
Industrials	10.8
Information Technology	9.5
Communication Services	7.5
Consumer Staples	7.5
Energy	7.5
Utilities	5.7
Consumer Discretionary	4.4
Real Estate	4.1
Materials	3.2
98.4

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks–98.4%		Shares	Value
Communication Services–7.5%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	801	$ 1,745,587
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	524	1,146,224
AT&T, Inc. (Diversified Telecom. Svs.)		88,155	1,847,729
Comcast Corp. Class A (Media)		90,994	3,570,605
Fox Corp. Class A (Media)		67,588	2,173,630
Fox Corp. Class B (Media)		2,087	61,984
Liberty Global PLC Class A (Diversified Telecom. Svs.)	(a)	18,820	396,161
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	24,350	3,926,438
Nexstar Media Group, Inc. Class A (Media)		443	72,156
ROBLOX Corp. Class A (Entertainment)	(a)	16,518	542,781
Take-Two Interactive Software, Inc. (Entertainment)	(a)	299	36,636
United States Cellular Corp. (Wireless Telecom. Svs.)	(a)	17,671	511,752
Verizon Communications, Inc. (Diversified Telecom. Svs.)		28,210	1,431,658
Walt Disney Co. / The (Entertainment)	(a)	12,061	1,138,558
Warner Bros Discovery, Inc. (Entertainment)	(a)	30,063	403,445
			19,005,344
Consumer Discretionary–4.4%
Advance Auto Parts, Inc. (Specialty Retail)		564	97,623
Best Buy Co., Inc. (Specialty Retail)		3,292	214,605
BorgWarner, Inc. (Auto Components)		22,369	746,454
Carter's, Inc. (Textiles, Apparel & Luxury Goods)		731	51,521
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		344	38,401
Dick's Sporting Goods, Inc. (Specialty Retail)		4,452	335,547
Dollar General Corp. (Multiline Retail)		3,519	863,703
Ford Motor Co. (Automobiles)		10,801	120,215
General Motors Co. (Automobiles)	(a)	42,604	1,353,103
Home Depot, Inc. / The (Specialty Retail)		2,700	740,529
Lennar Corp. Class A (Household Durables)		6,384	450,519
Lowe's Cos., Inc. (Specialty Retail)		2,880	503,050
McDonald's Corp. (Hotels, Restaurants & Leisure)		3,655	902,346
PVH Corp. (Textiles, Apparel & Luxury Goods)		1,089	61,964
Service Corp. International (Diversified Consumer Svs.)		10,123	699,702
Target Corp. (Multiline Retail)		7,031	992,988
Travel + Leisure Co. (Hotels, Restaurants & Leisure)		32,332	1,255,128
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a)	2,810	21,300
Whirlpool Corp. (Household Durables)		6,804	1,053,736
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		6,383	724,534
			11,226,968
Consumer Staples–7.5%
Altria Group, Inc. (Tobacco)		20,927	874,121
Archer-Daniels-Midland Co. (Food Products)		2,583	200,441
Brown-Forman Corp. Class B (Beverages)		29,923	2,099,398
Bunge Ltd. (Food Products)		9,664	876,428
Colgate-Palmolive Co. (Household Products)		16,661	1,335,212
Costco Wholesale Corp. (Food & Staples Retailing)		452	216,634
Kellogg Co. (Food Products)		13,703	977,572
Keurig Dr Pepper, Inc. (Beverages)		49,722	1,759,662
McCormick & Co., Inc. (Food Products)		12,185	1,014,401
Molson Coors Beverage Co. Class B (Beverages)		915	49,877
Mondelez International, Inc. Class A (Food Products)		6,020	373,782
PepsiCo, Inc. (Beverages)		4,353	725,471
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Philip Morris International, Inc. (Tobacco)		12,902	$ 1,273,943
Procter & Gamble Co. / The (Household Products)		35,108	5,048,179
Tyson Foods, Inc. Class A (Food Products)		10,283	884,955
Walmart, Inc. (Food & Staples Retailing)		9,903	1,204,007
			18,914,083
Energy–7.5%
Chevron Corp. (Oil, Gas & Consumable Fuels)		22,275	3,224,974
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		9,583	528,119
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		1,490	180,514
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		22,382	2,471,868
Excelerate Energy, Inc. Class A (Oil, Gas & Consumable Fuels)	(a)	1,473	29,342
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		74,951	6,418,804
Halliburton Co. (Energy Equip. & Svs.)		36,077	1,131,375
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		60,644	1,363,277
Phillips 66 (Oil, Gas & Consumable Fuels)		14,087	1,154,993
Schlumberger N.V. (Energy Equip. & Svs.)		32,792	1,172,642
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		5,600	595,168
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		16,418	512,406
			18,783,482
Financials–20.1%
Allstate Corp. / The (Insurance)		7,412	939,323
Ally Financial, Inc. (Consumer Finance)		26,720	895,387
American Express Co. (Consumer Finance)		9,301	1,289,305
Bank of America Corp. (Banks)		172,483	5,369,396
Bank of New York Mellon Corp. / The (Capital Markets)		35,781	1,492,425
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	21,624	5,903,784
Capital One Financial Corp. (Consumer Finance)		11,703	1,219,336
Charles Schwab Corp. / The (Capital Markets)		16,982	1,072,923
Citigroup, Inc. (Banks)		54,461	2,504,661
CME Group, Inc. (Capital Markets)		1,867	382,175
Discover Financial Services (Consumer Finance)		1,505	142,343
Goldman Sachs Group, Inc. / The (Capital Markets)		1,191	353,751
Hanover Insurance Group, Inc. / The (Insurance)		2,407	352,024
Hartford Financial Services Group, Inc. / The (Insurance)		667	43,642
Huntington Bancshares, Inc. (Banks)		57,486	691,557
Intercontinental Exchange, Inc. (Capital Markets)		9,812	922,720
JPMorgan Chase & Co. (Banks)		53,012	5,969,681
Marsh & McLennan Cos., Inc. (Insurance)		13,513	2,097,893
MetLife, Inc. (Insurance)		52,882	3,320,461
Moody's Corp. (Capital Markets)		2,212	601,598
Pinnacle Financial Partners, Inc. (Banks)		10,458	756,218
PNC Financial Services Group, Inc. / The (Banks)		10,810	1,705,494
Radian Group, Inc. (Thrifts & Mortgage Finance)		17,120	336,408
Regions Financial Corp. (Banks)		86,724	1,626,075
Reinsurance Group of America, Inc. (Insurance)		6,355	745,378
Stifel Financial Corp. (Capital Markets)		8,096	453,538
Travelers Cos., Inc. / The (Insurance)		20,765	3,511,984
Truist Financial Corp. (Banks)		28,900	1,370,727

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Financials (continued)
Voya Financial, Inc. (Diversified Financial Svs.)		45,197	$ 2,690,577
Wells Fargo & Co. (Banks)		43,525	1,704,874
			50,465,658
Health Care–18.1%
Abbott Laboratories (Health Care Equip. & Supplies)		7,207	783,041
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		15,865	1,884,286
AmerisourceBergen Corp. (Health Care Providers & Svs.)		6,729	952,019
Amgen, Inc. (Biotechnology)		4,267	1,038,161
Bausch + Lomb Corp. (Health Care Equip. & Supplies)	(a)	27,750	422,910
Biogen, Inc. (Biotechnology)	(a)	4,506	918,954
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	63,522	2,367,465
Bristol-Myers Squibb Co. (Pharmaceuticals)		17,412	1,340,724
Cigna Corp. (Health Care Providers & Svs.)		8,006	2,109,741
CVS Health Corp. (Health Care Providers & Svs.)		25,763	2,387,200
Danaher Corp. (Life Sciences Tools & Svs.)		7,470	1,893,794
Elevance Health, Inc. (Health Care Providers & Svs.)		7,228	3,488,088
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	2,099	736,182
Johnson & Johnson (Pharmaceuticals)		39,457	7,004,012
McKesson Corp. (Health Care Providers & Svs.)		2,270	740,497
Medtronic PLC (Health Care Equip. & Supplies)		18,997	1,704,981
Merck & Co., Inc. (Pharmaceuticals)		39,243	3,577,784
Novavax, Inc. (Biotechnology)	(a)	7,031	361,604
Perrigo Co. PLC (Pharmaceuticals)		18,031	731,518
Pfizer, Inc. (Pharmaceuticals)		69,688	3,653,742
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	24,176	1,732,936
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		4,218	2,291,555
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		2,842	1,459,736
Zoetis, Inc. (Pharmaceuticals)		11,406	1,960,577
			45,541,507
Industrials–10.8%
Alaska Air Group, Inc. (Airlines)	(a)	14,564	583,288
AMETEK, Inc. (Electrical Equip.)		8,048	884,395
Boeing Co. / The (Aerospace & Defense)	(a)	6,768	925,321
Builders FirstSource, Inc. (Building Products)	(a)	3,070	164,859
CSX Corp. (Road & Rail)		3,339	97,031
Cummins, Inc. (Machinery)		4,473	865,660
Curtiss-Wright Corp. (Aerospace & Defense)		11,879	1,568,741
Delta Air Lines, Inc. (Airlines)	(a)	1,985	57,505
Donaldson Co., Inc. (Machinery)		3,285	158,140
Eaton Corp. PLC (Electrical Equip.)		19,624	2,472,428
Expeditors International of Washington, Inc. (Air Freight & Logistics)		1,297	126,406
General Dynamics Corp. (Aerospace & Defense)		16,128	3,568,320
HEICO Corp. (Aerospace & Defense)		6,649	871,817
HEICO Corp. Class A (Aerospace & Defense)		12,545	1,321,992
Honeywell International, Inc. (Industrial Conglomerates)		10,300	1,790,243
Illinois Tool Works, Inc. (Machinery)		13,381	2,438,687
JetBlue Airways Corp. (Airlines)	(a)	2,396	20,055
Landstar System, Inc. (Road & Rail)		7,674	1,115,953
Lennox International, Inc. (Building Products)		437	90,280
Lockheed Martin Corp. (Aerospace & Defense)		1,969	846,591
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Masco Corp. (Building Products)		8,358	$ 422,915
Norfolk Southern Corp. (Road & Rail)		1,494	339,571
Northrop Grumman Corp. (Aerospace & Defense)		1,551	742,262
Owens Corning (Building Products)		11,817	878,121
PACCAR, Inc. (Machinery)		7,931	653,039
Ryder System, Inc. (Road & Rail)		4,441	315,577
Schneider National, Inc. Class B (Road & Rail)		17,623	394,403
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	9,172	1,090,276
Snap-on, Inc. (Machinery)		4,399	866,735
Stanley Black & Decker, Inc. (Machinery)		4,754	498,504
Tetra Tech, Inc. (Commercial Svs. & Supplies)		454	61,994
United Parcel Service, Inc. Class B (Air Freight & Logistics)		4,588	837,493
			27,068,602
Information Technology–9.5%
Analog Devices, Inc. (Semiconductors & Equip.)		6,475	945,933
Applied Materials, Inc. (Semiconductors & Equip.)		5,465	497,206
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		6,467	277,305
Ciena Corp. (Communications Equip.)	(a)	5,005	228,728
Cisco Systems, Inc. (Communications Equip.)		7,987	340,566
Cognizant Technology Solutions Corp. Class A (IT Svs.)		11,386	768,441
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)		24,736	1,143,051
Fidelity National Information Services, Inc. (IT Svs.)		14,288	1,309,781
Global Payments, Inc. (IT Svs.)		6,605	730,777
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		94,932	1,258,798
HP, Inc. (Tech. Hardware, Storage & Periph.)		33,527	1,099,015
Intel Corp. (Semiconductors & Equip.)		104,713	3,917,313
Juniper Networks, Inc. (Communications Equip.)		46,328	1,320,348
Marvell Technology, Inc. (Semiconductors & Equip.)		7,893	343,582
Micron Technology, Inc. (Semiconductors & Equip.)		10,939	604,708
Microsoft Corp. (Software)		5,234	1,344,248
NVIDIA Corp. (Semiconductors & Equip.)		4,190	635,162
NXP Semiconductors N.V. (Semiconductors & Equip.)		483	71,498
QUALCOMM, Inc. (Semiconductors & Equip.)		408	52,118
RingCentral, Inc. Class A (Software)	(a)	8,899	465,062
Roper Technologies, Inc. (Software)		1,614	636,965
Salesforce, Inc. (Software)	(a)	11,264	1,859,011
ServiceNow, Inc. (Software)	(a)	1,963	933,446
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	7,658	1,073,805
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		947	107,153
Visa, Inc. (IT Svs.)		6,614	1,302,230
Workday, Inc. Class A (Software)	(a)	4,662	650,722
			23,916,972
Materials–3.2%
Corteva, Inc. (Chemicals)		22,611	1,224,160
DuPont de Nemours, Inc. (Chemicals)		6,939	385,670
Ecolab, Inc. (Chemicals)		14,449	2,221,678
FMC Corp. (Chemicals)		2,447	261,854
Freeport-McMoRan, Inc. (Metals & Mining)		15,235	445,776
Huntsman Corp. (Chemicals)		2,238	63,447
Linde PLC (Chemicals)		7,118	2,046,639

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Materials (continued)
LyondellBasell Industries N.V. Class A (Chemicals)		5,764	$ 504,119
Mosaic Co. / The (Chemicals)		4,774	225,476
Reliance Steel & Aluminum Co. (Metals & Mining)		4,384	744,666
			8,123,485
Real Estate–4.1%
Brixmor Property Group, Inc. (Equity REIT)		5,718	115,561
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	10,644	783,505
Crown Castle International Corp. (Equity REIT)		5,340	899,149
CubeSmart (Equity REIT)		27,260	1,164,547
Equity LifeStyle Properties, Inc. (Equity REIT)		15,194	1,070,721
Extra Space Storage, Inc. (Equity REIT)		10,137	1,724,506
Life Storage, Inc. (Equity REIT)		9,940	1,109,900
Mid-America Apartment Communities, Inc. (Equity REIT)		4,159	726,453
Prologis, Inc. (Equity REIT)		23,050	2,711,833
			10,306,175
Utilities–5.7%
Black Hills Corp. (Multi-Utilities)		5,773	420,101
Common Stocks (Continued)	Shares	Value
Utilities (continued)
CMS Energy Corp. (Multi-Utilities)	43,031	$ 2,904,593
DTE Energy Co. (Multi-Utilities)	25,975	3,292,331
Entergy Corp. (Electric Utilities)	24,466	2,755,850
NextEra Energy, Inc. (Electric Utilities)	23,083	1,788,009
NRG Energy, Inc. (Ind. Power & Renewable Elec.)	13,055	498,309
OGE Energy Corp. (Electric Utilities)	67,190	2,590,847
		14,250,040
Total Common Stocks (Cost $271,404,367)		$247,602,316

Money Market Funds–1.0%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.494%	(b)	2,448,258	$ 2,448,013
Total Money Market Funds (Cost $2,448,183)			$ 2,448,013
Total Investments – 99.4% (Cost $273,852,550)	(c)		$250,050,329
Other Assets in Excess of Liabilities – 0.6%	(d)		1,402,196
Net Assets – 100.0%			$251,452,525

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2022.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $242,550 of cash pledged as collateral for the futures contracts outstanding at June 30, 2022. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2022 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	21	September 16, 2022	$4,029,208	$3,978,975	$(50,233)	$(33,338)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited)
Objective/Strategy
The ON Federated High Income Bond Portfolio seeks high current income by investing, under normal circumstances, at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated BB or lower by Standard & Poor’s or Fitch, or Ba or lower by Moody’s.
Performance as of June 30, 2022
Average Annual returns
One year	-12.73%
Five years	1.81%
Ten years	4.08%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.82% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the  Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -13.67% versus -14.03% for its benchmark, the ICE BofA U.S. High Yield Constrained Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Two main themes dominated the financial markets in the six-month reporting period; the perception that the Federal Reserve (“Fed”) had turned increasingly hawkish and growing concerns around a recession. The Fed appears to have finally realized that it stayed accommodative way too long and is behind the curve on fighting inflation. This led to increasingly hawkish commentary from members of the Fed and the markets to significantly increase their expectations of the number and size of the Fed’s actions over the next 12 to 18 months. This led to a substantial rise in U.S. Treasury interest rates during the period, with the 5-year rate increasing 183 basis points and the 10-year rising 151 basis points.
Towards the end of the reporting period, increasing recession fears for the U.S. negatively impacted high yield prices. The factors causing recession concerns were numerous, including surging inflation (especially for energy and food), a more hawkish Federal Reserve, continuing war in Ukraine, potential recession in Europe, continuing supply chain issues, potential margin pressure if corporations are unable to pass through price increases, demand destruction caused by higher prices, declining consumer confidence and COVID-related lockdowns in China. The ongoing Ukrainian war led to increased volatility, but with different impact across industry sectors. The war benefitted the Energy sector as oil and natural gas prices skyrocketed, but negatively impacted companies harmed by rising commodity prices and already stressed supply chains.
Given the geopolitical and economic environment, the best returning major sectors in the benchmark for the period (although all negative total returns) were energy, capital goods, and utility. The worst performing major sectors in the benchmark were retail, healthcare (particularly the pharmaceutical subsector), and media. Given growing concerns around recession and inflation, the Portfolio benefitted from its underweight to the retail sector, and media holdings underperformed due to concerns around weakening advertising spending. With the negative return in the high yield market, the Portfolio benefitted from its cash position. Despite higher commodity prices, the energy sector was not a meaningful contributor to relative performance, as negative security selection offset positive sector allocation. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio benefitted from both sector allocation and selection decisions during the six-month period. The Portfolio benefitted from its underweight to the poor performing retail sector, as well as security selection in the retail sector. The Portfolio also benefitted from both its overweight to the insurance sector, as well as security selection in the sector. In addition, the Portfolio benefitted from its underweight to the poor performing telecommunications sector. Security selection in the healthcare sector was the largest driver of outperformance. Given the negative market returns for the period, the Portfolio also benefitted from its cash holdings throughout the period.
Detracting from relative performance for the period was the Portfolio’s overweight to the poor performing media sector. Security selection in the technology and electronics and financial services sectors was also a detractor. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Contributors: Hub International Ltd. 7.000% due 05/01/2026 (“Hub International”): Hub International,a top five insurance broker with a large footprint in both the U.S. and Canada, continues to report strong, consistent earnings. USI, Inc. 6.875% due 05/01/2025: USI, Inc. is a leading insurance broker in the U.S. focused on the middle market and continues to report strong, consistent earnings. Clarios Global LP / Clarios U.S. Finance Co. 8.500% due 05/15/2027 (“Clarios Global”): Clarios Global is a manufacturer of advanced, low-voltage batteries for vehicles and industrial products. The company has been very good about managing its balance sheet.
Detractors: Bausch Health Companies 7.250% due 5/30/2029 (“Bausch”): Bausch underperformed during the period, as the company discussed plans to separate the business with these bonds remaining at RemainCo. Due to weaker than expected proceeds from an IPO of the Bausch + Lomb business, leverage at RemainCo is higher than planned and the bonds underperformed. CMG Media Corp. 8.875% due 12/15/2027: CMG Media Corp. is a North American media company owned by Apollo Global Management, with assets primarily in local broadcasting stations, but also radio stations. The company underperformed during the period due to a potential acquirer being acquired by private equity, likely pushing out a sale of CMG Media Corp. by a few years. Also, revenue from cable operators grew slower than expected. Western Midstream Operating LP 5.300% due 03/01/2048: Western Midstream Operating LP owns

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited) (Continued)
midstream energy assets in the United States. Western Midstream is a fallen angel and these longer duration bonds underperformed with interest rates increasing during the reporting period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The ICE BofA U.S. High Yield Constrained Index tracks the performance of below investment grade, but not in default, U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2022 (1)
% of Net Assets
Corporate Bonds (4)	97.7
Common Stocks (4)	0.3
Rights (4)	0.0
Money Market Funds and Other Net Assets	2.0
100.0

Top 10 Portfolio Holdings as of June 30, 2022 (1) (2) (3)
		% of Net Assets
1.	HUB International Ltd. 7.000%, 05/01/2026	1.4
2.	CCO Holdings LLC / CCO Holdings Capital Corp. 4.750%, 03/01/2030	1.4
3.	1011778 B.C. ULC / New Red Finance, Inc. 4.000%, 10/15/2030	1.1
4.	Clarios Global LP / Clarios U.S. Finance Co. 8.500%, 05/15/2027	0.9
5.	Standard Industries, Inc. 5.000%, 02/15/2027	0.9
6.	Allied Universal Holdco LLC / Allied Universal Finance Corp. 9.750%, 07/15/2027	0.8
7.	Clydesdale Acquisition Holdings, Inc. 8.750%, 04/15/2030	0.8
8.	NFP Corp. 6.875%, 08/15/2028	0.8
9.	USI, Inc. 6.875%, 05/01/2025	0.8
10.	Garda World Security Corp. 9.500%, 11/01/2027	0.8

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Rights):
% of Net Assets
Communication Services	17.7
Energy	14.0
Consumer Discretionary	12.0
Health Care	11.5
Materials	10.4
Industrials	10.3
Financials	9.7
Information Technology	5.7
Consumer Staples	3.2
Utilities	3.0
Real Estate	0.5
98.0

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds–97.7%		Rate	Maturity	Face Amount	Value
Communication Services–17.7%
AMC Networks, Inc. (Media)		4.250%	02/15/2029	$ 50,000	$ 40,510
Audacy Capital Corp. (Media)	(a)	6.500%	05/01/2027	375,000	223,165
Audacy Capital Corp. (Media)	(a)	6.750%	03/31/2029	350,000	186,375
Cars.com, Inc. (Interactive Media & Svs.)	(a)	6.375%	11/01/2028	400,000	336,988
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.125%	05/01/2027	225,000	212,344
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.000%	02/01/2028	650,000	599,755
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.375%	06/01/2029	175,000	156,422
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.750%	03/01/2030	2,175,000	1,860,169
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.500%	08/15/2030	250,000	207,570
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.250%	01/15/2034	100,000	77,250
CMG Media Corp. (Media)	(a)	8.875%	12/15/2027	1,000,000	790,010
CSC Holdings LLC (Media)		5.250%	06/01/2024	375,000	350,625
CSC Holdings LLC (Media)	(a)	5.500%	04/15/2027	900,000	815,589
CSC Holdings LLC (Media)	(a)	7.500%	04/01/2028	550,000	459,250
CSC Holdings LLC (Media)	(a)	5.750%	01/15/2030	300,000	218,259
CSC Holdings LLC (Media)	(a)	4.125%	12/01/2030	200,000	156,000
CSC Holdings LLC (Media)	(a)	4.625%	12/01/2030	675,000	451,399
CSC Holdings LLC (Media)	(a)	3.375%	02/15/2031	200,000	147,862
CSC Holdings LLC (Media)	(a)	4.500%	11/15/2031	150,000	115,672
Cumulus Media New Holdings, Inc. (Media)	(a)	6.750%	07/01/2026	356,000	327,965
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. (Media)	(a)	5.875%	08/15/2027	400,000	341,228
DISH DBS Corp. (Media)	(a)	5.250%	12/01/2026	450,000	352,728
DISH DBS Corp. (Media)		7.375%	07/01/2028	100,000	68,020
DISH DBS Corp. (Media)		5.125%	06/01/2029	625,000	379,775
Entegris Escrow Corp. (Media)	(a)	5.950%	06/15/2030	225,000	214,059
Gray Escrow II, Inc. (Media)	(a)	5.375%	11/15/2031	175,000	140,215
Gray Television, Inc. (Media)	(a)	5.875%	07/15/2026	750,000	701,115
Gray Television, Inc. (Media)	(a)	4.750%	10/15/2030	75,000	58,688
iHeartCommunications, Inc. (Media)		6.375%	05/01/2026	41,769	38,689
iHeartCommunications, Inc. (Media)		8.375%	05/01/2027	1,025,707	815,109
iHeartCommunications, Inc. (Media)	(a)	5.250%	08/15/2027	250,000	213,957
iHeartCommunications, Inc. (Media)	(a)	4.750%	01/15/2028	100,000	82,408
Lamar Media Corp. (Media)		4.875%	01/15/2029	150,000	135,017
Lamar Media Corp. (Media)		3.625%	01/15/2031	100,000	81,842
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	5.000%	12/15/2027	450,000	417,139
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	4.625%	06/01/2028	75,000	67,995
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	4.125%	08/01/2030	350,000	292,287
Match Group Holdings II LLC (Interactive Media & Svs.)	(a)	3.625%	10/01/2031	150,000	118,125
Midas OpCo Holdings LLC (Media)	(a)	5.625%	08/15/2029	900,000	723,177
Millennium Escrow Corp. (Interactive Media & Svs.)	(a)	6.625%	08/01/2026	225,000	181,588
News Corp. (Media)	(a)	5.125%	02/15/2032	75,000	66,412
Nexstar Media, Inc. (Media)	(a)	5.625%	07/15/2027	300,000	273,750
Nexstar Media, Inc. (Media)	(a)	4.750%	11/01/2028	750,000	643,125
Rackspace Technology Global, Inc. (Interactive Media & Svs.)	(a)	3.500%	02/15/2028	350,000	274,220
Rackspace Technology Global, Inc. (Interactive Media & Svs.)	(a)	5.375%	12/01/2028	375,000	245,051
ROBLOX Corp. (Entertainment)	(a)	3.875%	05/01/2030	275,000	222,893
Scripps Escrow II, Inc. (Media)	(a)	3.875%	01/15/2029	100,000	83,804
Scripps Escrow II, Inc. (Media)	(a)	5.375%	01/15/2031	300,000	239,265
Scripps Escrow, Inc. (Media)	(a)	5.875%	07/15/2027	350,000	306,413
Sinclair Television Group, Inc. (Media)	(a)	5.125%	02/15/2027	125,000	105,391
Sinclair Television Group, Inc. (Media)	(a)	5.500%	03/01/2030	275,000	202,488
Sirius XM Radio, Inc. (Media)	(a)	3.125%	09/01/2026	225,000	200,752
Sirius XM Radio, Inc. (Media)	(a)	5.000%	08/01/2027	75,000	69,564
Sirius XM Radio, Inc. (Media)	(a)	4.000%	07/15/2028	175,000	151,375
Sirius XM Radio, Inc. (Media)	(a)	4.125%	07/01/2030	475,000	396,715
Sirius XM Radio, Inc. (Media)	(a)	3.875%	09/01/2031	600,000	477,750
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	02/15/2025	300,000	312,695
TEGNA, Inc. (Media)		5.000%	09/15/2029	750,000	709,387
Telenet Finance Luxembourg Notes SARL (Media)	(a)	5.500%	03/01/2028	800,000	705,920
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		2.250%	02/15/2026	200,000	179,979
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.375%	04/15/2029	500,000	437,500
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		2.875%	02/15/2031	150,000	124,534
Townsquare Media, Inc. (Media)	(a)	6.875%	02/01/2026	100,000	89,074
Twitter, Inc. (Interactive Media & Svs.)	(a)	5.000%	03/01/2030	275,000	260,906
Univision Communications, Inc. (Media)	(a)	4.500%	05/01/2029	275,000	230,181
Univision Communications, Inc. (Media)	(a)	7.375%	06/30/2030	25,000	24,438
UPC Broadband Finco B.V. (Media)	(a)	4.875%	07/15/2031	725,000	590,875
Urban One, Inc. (Media)	(a)	7.375%	02/01/2028	400,000	342,500
Virgin Media Finance PLC (Media)	(a)	5.000%	07/15/2030	200,000	158,500
Virgin Media Secured Finance PLC (Media)	(a)	4.500%	08/15/2030	200,000	164,342

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Communication Services (continued)
Virgin Media Vendor Financing Notes IV DAC (Media)	(a)	5.000%	07/15/2028	$ 575,000	$ 475,795
Vmed O2 U.K. Financing I PLC (Wireless Telecom. Svs.)	(a)	4.250%	01/31/2031	200,000	160,750
Vmed O2 U.K. Financing I PLC (Wireless Telecom. Svs.)	(a)	4.750%	07/15/2031	400,000	323,140
VZ Secured Financing B.V. (Media)	(a)	5.000%	01/15/2032	550,000	456,500
WMG Acquisition Corp. (Entertainment)	(a)	3.750%	12/01/2029	125,000	104,375
WMG Acquisition Corp. (Entertainment)	(a)	3.875%	07/15/2030	75,000	62,366
Ziggo Bond Co. B.V. (Diversified Telecom. Svs.)	(a)	6.000%	01/15/2027	425,000	376,125
					23,405,190
Consumer Discretionary–12.0%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	4.000%	10/15/2030	1,800,000	1,444,500
Academy Ltd. (Specialty Retail)	(a)	6.000%	11/15/2027	175,000	159,906
Adient Global Holdings Ltd. (Auto Components)	(a)	4.875%	08/15/2026	775,000	680,186
Affinity Gaming (Hotels, Restaurants & Leisure)	(a)	6.875%	12/15/2027	400,000	336,016
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	6.375%	05/01/2025	625,000	611,469
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/01/2028	100,000	90,621
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	4.625%	11/15/2029	300,000	247,875
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	5.000%	02/15/2032	200,000	163,500
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		4.750%	12/01/2027	275,000	248,875
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(a)	4.750%	06/15/2031	200,000	169,004
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	6.250%	07/01/2025	325,000	313,212
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	8.125%	07/01/2027	450,000	434,812
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	4.625%	10/15/2029	275,000	213,813
Caesars Resort Collection LLC / CRC Finco, Inc. (Hotels, Restaurants & Leisure)	(a)	5.750%	07/01/2025	50,000	47,816
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(a)	6.250%	05/15/2026	112,000	107,800
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(a)	8.500%	05/15/2027	1,250,000	1,208,094
Dana, Inc. (Auto Components)		4.250%	09/01/2030	250,000	194,051
Dana, Inc. (Auto Components)		4.500%	02/15/2032	100,000	73,878
Dornoch Debt Merger Sub, Inc. (Auto Components)	(a)	6.625%	10/15/2029	625,000	461,562
Gap, Inc. / The (Specialty Retail)	(a)	3.625%	10/01/2029	75,000	52,665
Gap, Inc. / The (Specialty Retail)	(a)	3.875%	10/01/2031	175,000	122,063
Garda World Security Corp. (Diversified Consumer Svs.)	(a)	9.500%	11/01/2027	1,103,000	1,008,776
Gates Global LLC / Gates Corp. (Auto Components)	(a)	6.250%	01/15/2026	950,000	881,125
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	5.750%	05/01/2028	75,000	71,312
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)		4.875%	01/15/2030	150,000	135,563
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	3.625%	02/15/2032	300,000	238,312
IHO Verwaltungs GmbH (Auto Components)	(a)(b)	4.750%, 5.500% PIK	09/15/2026	400,000	343,833
IHO Verwaltungs GmbH (Auto Components)	(a)(b)	6.000%, 6.750% PIK	05/15/2027	400,000	356,018
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	4.750%	06/01/2027	525,000	504,892
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	4.125%	11/15/2029	100,000	79,412
MGM Resorts International (Hotels, Restaurants & Leisure)		4.625%	09/01/2026	248,000	220,140
MGM Resorts International (Hotels, Restaurants & Leisure)		4.750%	10/15/2028	75,000	63,071
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(a)	4.875%	05/01/2029	200,000	163,000
Mohegan Gaming & Entertainment (Hotels, Restaurants & Leisure)	(a)	8.000%	02/01/2026	850,000	722,500
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	5.625%	01/15/2027	50,000	43,875
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	4.125%	07/01/2029	125,000	94,850
Raptor Acquisition Corp. / Raptor Co-Issuer LLC (Hotels, Restaurants & Leisure)	(a)	4.875%	11/01/2026	50,000	43,750
Real Hero Merger Sub 2, Inc. (Auto Components)	(a)	6.250%	02/01/2029	975,000	739,429
Scientific Games Holdings LP / Scientific Games U.S. FinCo, Inc. (Hotels, Restaurants & Leisure)	(a)	6.625%	03/01/2030	400,000	340,000
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(a)	8.625%	07/01/2025	350,000	358,785
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(a)	7.250%	11/15/2029	250,000	234,452
SeaWorld Parks & Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	5.250%	08/15/2029	500,000	423,095
Signal Parent, Inc. (Diversified Consumer Svs.)	(a)	6.125%	04/01/2029	425,000	265,668
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	5.500%	04/15/2027	500,000	453,760
Six Flags Theme Parks, Inc. (Hotels, Restaurants & Leisure)	(a)	7.000%	07/01/2025	50,000	50,617
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	4.500%	02/15/2028	200,000	168,922
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	4.625%	12/01/2031	200,000	156,000
William Carter Co. / The (Textiles, Apparel & Luxury Goods)	(a)	5.625%	03/15/2027	75,000	70,231
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	(a)	4.750%	01/15/2030	75,000	68,063
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		4.625%	01/31/2032	100,000	88,350
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		5.375%	04/01/2032	150,000	138,390
					15,907,909
Consumer Staples–3.2%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(a)	5.875%	02/15/2028	100,000	93,463
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(a)	3.500%	03/15/2029	425,000	343,958

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Staples (continued)
BellRing Brands, Inc. (Personal Products)	(a)	7.000%	03/15/2030	$ 575,000	$ 541,937
Edgewell Personal Care Co. (Personal Products)	(a)	5.500%	06/01/2028	175,000	159,233
Edgewell Personal Care Co. (Personal Products)	(a)	4.125%	04/01/2029	200,000	165,074
Energizer Holdings, Inc. (Household Products)	(a)	6.500%	12/31/2027	100,000	87,625
Energizer Holdings, Inc. (Household Products)	(a)	4.750%	06/15/2028	150,000	119,058
Energizer Holdings, Inc. (Household Products)	(a)	4.375%	03/31/2029	425,000	326,285
Kraft Heinz Foods Co. (Food Products)		5.200%	07/15/2045	200,000	185,085
Kraft Heinz Foods Co. (Food Products)		4.375%	06/01/2046	200,000	166,681
Performance Food Group, Inc. (Food & Staples Retailing)	(a)	5.500%	10/15/2027	150,000	138,862
Performance Food Group, Inc. (Food & Staples Retailing)	(a)	4.250%	08/01/2029	250,000	208,750
Post Holdings, Inc. (Food Products)	(a)	5.750%	03/01/2027	230,000	222,813
Post Holdings, Inc. (Food Products)	(a)	5.625%	01/15/2028	500,000	474,600
Post Holdings, Inc. (Food Products)	(a)	4.625%	04/15/2030	150,000	126,566
Post Holdings, Inc. (Food Products)	(a)	4.500%	09/15/2031	350,000	286,247
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	6.250%	04/15/2025	100,000	99,750
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	4.750%	02/15/2029	350,000	305,966
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	4.625%	06/01/2030	175,000	147,532
					4,199,485
Energy–14.0%
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.875%	05/15/2026	125,000	124,861
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	03/01/2027	250,000	232,500
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/15/2028	625,000	569,012
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	06/15/2029	625,000	559,725
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	7.625%	02/01/2029	104,000	105,796
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	03/01/2030	225,000	205,159
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	625,000	569,919
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.250%	04/01/2028	450,000	398,385
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.000%	11/01/2026	425,000	395,250
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	8.250%	12/31/2028	100,000	95,237
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.875%	06/30/2029	75,000	66,000
Berry Petroleum Co. LLC (Oil, Gas & Consumable Fuels)	(a)	7.000%	02/15/2026	175,000	154,000
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		8.250%	07/15/2025	150,000	146,206
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		6.375%	07/01/2026	125,000	115,313
Centennial Resource Production LLC (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	350,000	332,372
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		4.500%	10/01/2029	125,000	111,588
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		4.000%	03/01/2031	325,000	276,347
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)	(a)	3.250%	01/31/2032	150,000	118,125
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)		4.625%	10/15/2028	175,000	157,600
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	5.500%	02/01/2026	50,000	47,614
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	5.875%	02/01/2029	50,000	47,150
CNX Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.750%	04/15/2030	425,000	357,000
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.750%	03/01/2029	500,000	447,715
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.875%	01/15/2030	100,000	86,000
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	8.000%	04/01/2029	250,000	232,190
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2025	600,000	564,000
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.000%	05/01/2029	50,000	44,842
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	(a)	4.375%	06/15/2031	200,000	167,500
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.625%	07/15/2025	200,000	200,980
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/30/2028	100,000	95,265
Enviva Partners LP / Enviva Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	01/15/2026	900,000	869,625
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	6.000%	07/01/2025	83,000	79,570
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	7.500%	06/01/2027	275,000	265,251
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	6.500%	07/01/2027	325,000	302,185
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.500%	07/15/2028	350,000	302,180
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.500%	01/15/2029	225,000	182,673
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.750%	01/15/2031	675,000	538,312
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.500%	07/15/2048	75,000	57,188
EQT Corp. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2029	75,000	72,606
EQT Corp. (Oil, Gas & Consumable Fuels)	(a)	3.625%	05/15/2031	125,000	108,008
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	5.125%	06/15/2028	300,000	269,250
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	4.250%	02/15/2030	100,000	83,747
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	5.500%	10/15/2030	100,000	89,750
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.375%	04/15/2027	175,000	164,721
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.000%	02/01/2028	300,000	256,932
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	7.250%	01/15/2026	225,000	199,541

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Energy (continued)
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	7.500%	01/15/2028	$ 275,000	$ 236,500
Nabors Industries, Inc. (Oil, Gas & Consumable Fuels)	(a)	7.375%	05/15/2027	100,000	95,000
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		5.625%	04/28/2027	450,000	402,754
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.375%	06/01/2026	75,000	69,375
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.000%	07/15/2025	100,000	105,250
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.875%	09/01/2025	225,000	224,021
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.875%	07/15/2030	375,000	430,529
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.625%	09/01/2030	275,000	283,250
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.450%	09/15/2036	225,000	230,625
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		6.125%	09/15/2024	75,000	74,490
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	05/15/2026	250,000	233,207
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	7.125%	01/15/2026	100,000	94,000
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	6.875%	01/15/2029	175,000	156,625
Range Resources Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2025	75,000	73,155
Range Resources Corp. (Oil, Gas & Consumable Fuels)		8.250%	01/15/2029	200,000	203,903
Range Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	4.750%	02/15/2030	125,000	112,104
Rattler Midstream LP (Oil, Gas & Consumable Fuels)	(a)	5.625%	07/15/2025	200,000	199,914
Rockcliff Energy II LLC (Oil, Gas & Consumable Fuels)	(a)	5.500%	10/15/2029	325,000	295,740
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.750%	09/15/2026	275,000	259,425
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.625%	01/15/2027	25,000	23,375
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.500%	07/15/2028	50,000	45,985
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		8.375%	09/15/2028	225,000	237,094
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		5.375%	03/15/2030	75,000	69,000
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		4.750%	02/01/2032	75,000	64,089
Tap Rock Resources LLC (Oil, Gas & Consumable Fuels)	(a)	7.000%	10/01/2026	325,000	306,871
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		6.500%	07/15/2027	25,000	25,609
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2028	475,000	452,209
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	03/01/2030	475,000	453,235
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	02/01/2031	75,000	68,370
TransMontaigne Partners LP / TLP Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	02/15/2026	225,000	198,844
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	04/01/2026	925,000	841,472
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	09/01/2027	150,000	133,125
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.650%	07/01/2026	50,000	47,125
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.500%	03/01/2028	175,000	158,375
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.750%	08/15/2028	75,000	68,522
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.450%	04/01/2044	175,000	145,450
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.300%	03/01/2048	500,000	403,075
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.500%	08/15/2048	100,000	81,500
					18,468,382
Financials–9.7%
AmWINS Group, Inc. (Insurance)	(a)	4.875%	06/30/2029	400,000	327,569
AssuredPartners, Inc. (Insurance)	(a)	7.000%	08/15/2025	675,000	634,004
AssuredPartners, Inc. (Insurance)	(a)	5.625%	01/15/2029	200,000	160,106
BroadStreet Partners, Inc. (Insurance)	(a)	5.875%	04/15/2029	925,000	723,729
Ford Motor Credit Co. LLC (Consumer Finance)		4.063%	11/01/2024	375,000	355,760
Ford Motor Credit Co. LLC (Consumer Finance)		5.125%	06/16/2025	400,000	381,968
Ford Motor Credit Co. LLC (Consumer Finance)		3.375%	11/13/2025	575,000	517,770
Ford Motor Credit Co. LLC (Consumer Finance)		4.389%	01/08/2026	225,000	207,239
Ford Motor Credit Co. LLC (Consumer Finance)		2.700%	08/10/2026	200,000	170,430
Ford Motor Credit Co. LLC (Consumer Finance)		4.271%	01/09/2027	450,000	403,612
Ford Motor Credit Co. LLC (Consumer Finance)		4.125%	08/17/2027	300,000	264,150
Ford Motor Credit Co. LLC (Consumer Finance)		5.113%	05/03/2029	525,000	470,649
Ford Motor Credit Co. LLC (Consumer Finance)		4.000%	11/13/2030	275,000	222,820
GTCR AP Finance, Inc. (Insurance)	(a)	8.000%	05/15/2027	500,000	468,075
GYP Holdings III Corp. (Building Products)	(a)	4.625%	05/01/2029	325,000	253,412
HUB International Ltd. (Insurance)	(a)	7.000%	05/01/2026	2,000,000	1,880,800
HUB International Ltd. (Insurance)	(a)	5.625%	12/01/2029	575,000	474,980
LD Holdings Group LLC (Thrifts & Mortgage Finance)	(a)	6.125%	04/01/2028	175,000	106,696
Navient Corp. (Consumer Finance)		6.750%	06/25/2025	175,000	157,892
Navient Corp. (Consumer Finance)		6.750%	06/15/2026	125,000	110,625
Navient Corp. (Consumer Finance)		5.500%	03/15/2029	350,000	269,819
NFP Corp. (Insurance)	(a)	6.875%	08/15/2028	1,300,000	1,072,552
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)	(a)	4.250%	01/15/2029	100,000	79,662
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)	(a)	4.625%	03/15/2030	225,000	177,271
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(a)	3.625%	03/01/2029	200,000	157,264
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(a)	3.875%	03/01/2031	350,000	262,252

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(a)	4.000%	10/15/2033	$ 450,000	$ 319,500
Ryan Specialty Group LLC (Insurance)	(a)	4.375%	02/01/2030	275,000	239,250
United Wholesale Mortgage LLC (Thrifts & Mortgage Finance)	(a)	5.500%	11/15/2025	700,000	599,613
United Wholesale Mortgage LLC (Thrifts & Mortgage Finance)	(a)	5.750%	06/15/2027	175,000	140,308
United Wholesale Mortgage LLC (Thrifts & Mortgage Finance)	(a)	5.500%	04/15/2029	225,000	172,271
USI, Inc. (Insurance)	(a)	6.875%	05/01/2025	1,050,000	1,013,250
					12,795,298
Health Care–11.2%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	5.500%	07/01/2028	25,000	23,357
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	5.000%	04/15/2029	25,000	22,443
AdaptHealth LLC (Health Care Providers & Svs.)	(a)	4.625%	08/01/2029	250,000	205,625
AdaptHealth LLC (Health Care Providers & Svs.)	(a)	5.125%	03/01/2030	325,000	273,945
AHP Health Partners, Inc. (Health Care Providers & Svs.)	(a)	5.750%	07/15/2029	350,000	257,145
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(a)	4.625%	07/15/2028	600,000	550,020
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(a)	3.875%	11/01/2029	300,000	262,395
Bausch Health Americas, Inc. (Pharmaceuticals)	(a)	8.500%	01/31/2027	525,000	368,156
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.500%	11/01/2025	100,000	87,829
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	9.000%	12/15/2025	425,000	314,011
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.125%	02/01/2027	275,000	233,750
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.000%	02/15/2029	175,000	91,000
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.250%	02/15/2029	175,000	93,135
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	7.250%	05/30/2029	575,000	311,938
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.250%	01/30/2030	375,000	193,755
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.250%	02/15/2031	225,000	115,149
Catalent Pharma Solutions, Inc. (Pharmaceuticals)	(a)	3.500%	04/01/2030	150,000	122,389
Centene Corp. (Health Care Providers & Svs.)		4.250%	12/15/2027	800,000	746,776
Centene Corp. (Health Care Providers & Svs.)		4.625%	12/15/2029	425,000	396,313
Centene Corp. (Health Care Providers & Svs.)		3.375%	02/15/2030	50,000	42,403
Centene Corp. (Health Care Providers & Svs.)		2.625%	08/01/2031	200,000	159,100
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	3.750%	03/15/2029	100,000	86,785
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	4.000%	03/15/2031	125,000	106,556
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	8.000%	03/15/2026	350,000	318,742
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	5.625%	03/15/2027	150,000	126,956
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.000%	01/15/2029	50,000	41,421
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.875%	04/15/2029	500,000	322,500
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.125%	04/01/2030	150,000	91,500
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	5.250%	05/15/2030	225,000	170,977
DaVita, Inc. (Health Care Providers & Svs.)	(a)	4.625%	06/01/2030	200,000	155,972
Embecta Corp. (Health Care Equip. & Supplies)	(a)	5.000%	02/15/2030	100,000	83,944
Embecta Corp. (Health Care Equip. & Supplies)	(a)	6.750%	02/15/2030	175,000	157,558
Global Medical Response, Inc. (Health Care Providers & Svs.)	(a)	6.500%	10/01/2025	675,000	601,411
Grifols Escrow Issuer SA (Biotechnology)	(a)	4.750%	10/15/2028	200,000	173,456
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	425,000	422,773
HCA, Inc. (Health Care Providers & Svs.)		5.875%	02/15/2026	100,000	100,513
HCA, Inc. (Health Care Providers & Svs.)		3.500%	09/01/2030	375,000	319,016
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	4.500%	10/01/2029	375,000	328,125
IQVIA, Inc. (Life Sciences Tools & Svs.)	(a)	5.000%	10/15/2026	300,000	285,699
Legacy LifePoint Health LLC (Health Care Providers & Svs.)	(a)	6.750%	04/15/2025	250,000	241,653
Legacy LifePoint Health LLC (Health Care Providers & Svs.)	(a)	4.375%	02/15/2027	125,000	107,102
LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	5.375%	01/15/2029	25,000	18,375
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(a)	10.000%	06/15/2029	418,060	292,642
Medline Borrower LP (Health Care Equip. & Supplies)	(a)	3.875%	04/01/2029	325,000	276,806
Medline Borrower LP (Health Care Equip. & Supplies)	(a)	5.250%	10/01/2029	775,000	636,507
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	5.375%	02/15/2030	225,000	192,771
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(a)	5.500%	09/01/2028	200,000	178,000
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(a)	5.750%	11/01/2028	925,000	766,547
Organon & Co. / Organon Foreign Debt Co-Issuer B.V. (Pharmaceuticals)	(a)	5.125%	04/30/2031	450,000	388,274
Prestige Brands, Inc. (Pharmaceuticals)	(a)	3.750%	04/01/2031	175,000	145,110
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	9.750%	12/01/2026	750,000	729,375
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	3.625%	01/15/2029	175,000	148,195
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.375%	02/01/2025	300,000	209,484
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.750%	06/15/2023	300,000	308,787
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.625%	07/15/2024	51,000	48,946
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	4.875%	01/01/2026	300,000	276,000
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	6.250%	02/01/2027	125,000	115,052
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	5.125%	11/01/2027	425,000	382,500
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	6.125%	10/01/2028	300,000	256,734

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Health Care (continued)
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	4.250%	06/01/2029	$ 150,000	$ 126,332
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	6.125%	06/15/2030	150,000	138,387
					14,748,117
Industrials–10.3%
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	6.625%	07/15/2026	200,000	183,526
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	9.750%	07/15/2027	1,300,000	1,100,242
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. (Airlines)	(a)	5.500%	04/20/2026	450,000	413,453
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. (Airlines)	(a)	5.750%	04/20/2029	150,000	128,064
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	4.000%	01/15/2028	50,000	42,826
BCPE Empire Holdings, Inc. (Commercial Svs. & Supplies)	(a)	7.625%	05/01/2027	850,000	691,972
Brink's Co. / The (Commercial Svs. & Supplies)	(a)	5.500%	07/15/2025	75,000	72,166
Clarivate Science Holdings Corp. (Professional Svs.)	(a)	3.875%	07/01/2028	75,000	62,663
Clarivate Science Holdings Corp. (Professional Svs.)	(a)	4.875%	07/01/2029	400,000	328,400
Cornerstone Building Brands, Inc. (Building Products)	(a)	6.125%	01/15/2029	200,000	128,489
CP Atlas Buyer, Inc. (Building Products)	(a)	7.000%	12/01/2028	825,000	595,798
Dun & Bradstreet Corp. / The (Professional Svs.)	(a)	5.000%	12/15/2029	475,000	410,281
Foundation Building Materials, Inc. (Trading Companies & Distributors)	(a)	6.000%	03/01/2029	800,000	586,000
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	4.625%	02/15/2027	175,000	150,500
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	6.000%	06/01/2029	300,000	230,625
H&E Equipment Services, Inc. (Trading Companies & Distributors)	(a)	3.875%	12/15/2028	300,000	242,625
Interface, Inc. (Commercial Svs. & Supplies)	(a)	5.500%	12/01/2028	125,000	105,889
KAR Auction Services, Inc. (Commercial Svs. & Supplies)	(a)	5.125%	06/01/2025	375,000	356,591
Madison IAQ LLC (Commercial Svs. & Supplies)	(a)	4.125%	06/30/2028	50,000	41,297
Madison IAQ LLC (Commercial Svs. & Supplies)	(a)	5.875%	06/30/2029	900,000	689,688
MIWD Holdco II LLC / MIWD Finance Corp. (Building Products)	(a)	5.500%	02/01/2030	75,000	60,357
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	5.625%	10/01/2028	100,000	92,870
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	5.875%	10/01/2030	500,000	459,080
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	4.750%	07/15/2031	175,000	157,426
Sensata Technologies, Inc. (Electrical Equip.)	(a)	4.375%	02/15/2030	125,000	106,397
Sensata Technologies, Inc. (Electrical Equip.)	(a)	3.750%	02/15/2031	25,000	20,037
Solaris Midstream Holdings LLC (Commercial Svs. & Supplies)	(a)	7.625%	04/01/2026	400,000	378,268
SPX FLOW, Inc. (Machinery)	(a)	8.750%	04/01/2030	475,000	397,812
Stena International SA (Transportation Infrastructure)	(a)	6.125%	02/01/2025	300,000	285,115
TK Elevator Holdco GmbH (Building Products)	(a)	7.625%	07/15/2028	269,000	241,428
TK Elevator U.S. Newco, Inc. (Building Products)	(a)	5.250%	07/15/2027	325,000	289,759
TransDigm U.K. Holdings PLC (Aerospace & Defense)		6.875%	05/15/2026	275,000	256,437
TransDigm, Inc. (Aerospace & Defense)	(a)	6.250%	03/15/2026	625,000	602,344
TransDigm, Inc. (Aerospace & Defense)		6.375%	06/15/2026	550,000	514,250
TransDigm, Inc. (Aerospace & Defense)		5.500%	11/15/2027	150,000	127,257
TransDigm, Inc. (Aerospace & Defense)		4.625%	01/15/2029	125,000	100,628
TransDigm, Inc. (Aerospace & Defense)		4.875%	05/01/2029	425,000	345,967
Trident TPI Holdings, Inc. (Machinery)	(a)	9.250%	08/01/2024	175,000	160,097
Trident TPI Holdings, Inc. (Machinery)	(a)	6.625%	11/01/2025	700,000	642,250
United Rentals North America, Inc. (Trading Companies & Distributors)		5.500%	05/15/2027	25,000	24,517
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	325,000	307,281
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	100,000	92,750
United Rentals North America, Inc. (Trading Companies & Distributors)		3.875%	02/15/2031	50,000	42,179
United Rentals North America, Inc. (Trading Companies & Distributors)		3.750%	01/15/2032	150,000	123,157
Watco Cos. LLC / Watco Finance Corp. (Road & Rail)	(a)	6.500%	06/15/2027	400,000	366,369
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.125%	06/15/2025	100,000	99,783
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.250%	06/15/2028	225,000	222,525
White Cap Buyer LLC (Building Products)	(a)	6.875%	10/15/2028	425,000	340,000
White Cap Parent LLC (Building Products)	(a)(b)	8.250%, 9.000% PIK	03/15/2026	325,000	270,562
					13,687,997
Information Technology–5.7%
Black Knight InfoServ LLC (IT Svs.)	(a)	3.625%	09/01/2028	275,000	237,875
Booz Allen Hamilton, Inc. (IT Svs.)	(a)	3.875%	09/01/2028	75,000	66,375
Booz Allen Hamilton, Inc. (IT Svs.)	(a)	4.000%	07/01/2029	50,000	43,596
Boxer Parent Co., Inc. (Software)	(a)	9.125%	03/01/2026	75,000	70,066
Central Parent, Inc. / Central Merger Sub, Inc. (Software)	(a)	7.250%	06/15/2029	550,000	529,375
Ciena Corp. (Communications Equip.)	(a)	4.000%	01/31/2030	75,000	64,735
Condor Merger Sub, Inc. (Software)	(a)	7.375%	02/15/2030	875,000	711,174
Elastic N.V. (Software)	(a)	4.125%	07/15/2029	425,000	354,781
Fair Isaac Corp. (Software)	(a)	4.000%	06/15/2028	125,000	110,730
Gartner, Inc. (IT Svs.)	(a)	4.500%	07/01/2028	50,000	45,910
Gartner, Inc. (IT Svs.)	(a)	3.750%	10/01/2030	125,000	106,406
Go Daddy Operating Co. LLC / GD Finance Co., Inc. (IT Svs.)	(a)	5.250%	12/01/2027	350,000	320,250
Helios Software Holdings, Inc. / ION Corporate Solutions Finance SARL (Software)	(a)	4.625%	05/01/2028	375,000	297,615
II-VI, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5.000%	12/15/2029	300,000	261,750

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Information Technology (continued)
LogMeIn, Inc. (Software)	(a)	5.500%	09/01/2027	$ 425,000	$ 295,913
Minerva Merger Sub, Inc. (Software)	(a)	6.500%	02/15/2030	825,000	686,062
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.000%	10/01/2028	225,000	190,777
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.125%	04/15/2029	50,000	42,287
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	6.125%	09/01/2029	50,000	43,243
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.250%	10/01/2030	350,000	301,875
Open Text Corp. (Software)	(a)	3.875%	12/01/2029	350,000	294,577
PTC, Inc. (Software)	(a)	3.625%	02/15/2025	25,000	23,645
Rocket Software, Inc. (Software)	(a)	6.500%	02/15/2029	625,000	451,762
Science Applications International Corp. (IT Svs.)	(a)	4.875%	04/01/2028	75,000	69,938
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		3.125%	07/15/2029	300,000	235,413
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		3.375%	07/15/2031	250,000	194,292
SS&C Technologies, Inc. (Software)	(a)	5.500%	09/30/2027	600,000	559,536
Synaptics, Inc. (Semiconductors & Equip.)	(a)	4.000%	06/15/2029	125,000	101,498
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	4.000%	03/01/2029	450,000	378,428
Veritas U.S., Inc. / Veritas Bermuda Ltd. (Software)	(a)	7.500%	09/01/2025	475,000	356,461
Viavi Solutions, Inc. (Communications Equip.)	(a)	3.750%	10/01/2029	75,000	62,814
					7,509,159
Materials–10.4%
ARD Finance SA (Containers & Packaging)	(a)(b)	6.500%, 7.250% PIK	06/30/2027	653,176	484,500
Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance PLC (Containers & Packaging)	(a)	4.000%	09/01/2029	475,000	381,187
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	5.250%	08/15/2027	775,000	552,621
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	5.250%	08/15/2027	275,000	196,092
Axalta Coating Systems LLC (Chemicals)	(a)	3.375%	02/15/2029	150,000	122,456
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B B.V. (Chemicals)	(a)	4.750%	06/15/2027	150,000	134,790
Ball Corp. (Containers & Packaging)		2.875%	08/15/2030	325,000	261,595
Berry Global, Inc. (Containers & Packaging)	(a)	5.625%	07/15/2027	275,000	263,158
Clearwater Paper Corp. (Paper & Forest Products)	(a)	5.375%	02/01/2025	575,000	559,187
Cleveland-Cliffs, Inc. (Metals & Mining)	(a)	4.625%	03/01/2029	400,000	353,000
Cleveland-Cliffs, Inc. (Metals & Mining)	(a)	4.875%	03/01/2031	325,000	286,542
Clydesdale Acquisition Holdings, Inc. (Containers & Packaging)	(a)	8.750%	04/15/2030	1,250,000	1,078,212
Coeur Mining, Inc. (Metals & Mining)	(a)	5.125%	02/15/2029	325,000	225,140
Compass Minerals International, Inc. (Metals & Mining)	(a)	4.875%	07/15/2024	450,000	417,529
Compass Minerals International, Inc. (Metals & Mining)	(a)	6.750%	12/01/2027	50,000	45,250
Crown Americas LLC / Crown Americas Capital Corp. VI (Containers & Packaging)		4.750%	02/01/2026	275,000	261,695
Diamond B.C. B.V. (Chemicals)	(a)	4.625%	10/01/2029	375,000	299,887
Element Solutions, Inc. (Chemicals)	(a)	3.875%	09/01/2028	300,000	247,539
Freeport-McMoRan, Inc. (Metals & Mining)		5.000%	09/01/2027	175,000	173,635
Freeport-McMoRan, Inc. (Metals & Mining)		4.625%	08/01/2030	150,000	139,167
Graphic Packaging International LLC (Containers & Packaging)	(a)	4.750%	07/15/2027	150,000	141,629
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.500%	03/15/2028	100,000	86,001
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.500%	03/01/2029	100,000	83,970
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.750%	02/01/2030	25,000	21,189
H.B. Fuller Co. (Chemicals)		4.250%	10/15/2028	125,000	104,883
Herens Holdco SARL (Chemicals)	(a)	4.750%	05/15/2028	500,000	415,400
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. (Chemicals)	(a)	9.000%	07/01/2028	150,000	118,500
Koppers, Inc. (Chemicals)	(a)	6.000%	02/15/2025	900,000	835,794
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	5.500%	04/15/2024	300,000	286,500
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	7.250%	04/15/2025	225,000	196,313
OI European Group B.V. (Containers & Packaging)	(a)	4.750%	02/15/2030	300,000	251,250
Olympus Water U.S. Holding Corp. (Chemicals)	(a)	4.250%	10/01/2028	200,000	156,650
Olympus Water U.S. Holding Corp. (Chemicals)	(a)	6.250%	10/01/2029	400,000	277,934
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.375%	01/15/2025	175,000	164,500
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.375%	08/15/2025	475,000	453,250
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.625%	05/13/2027	38,000	35,465
Polar U.S. Borrower LLC / Schenectady International Group, Inc. (Chemicals)	(a)	6.750%	05/15/2026	500,000	349,128
Sealed Air Corp. (Containers & Packaging)	(a)	4.000%	12/01/2027	175,000	157,764
Sealed Air Corp. (Containers & Packaging)	(a)	5.000%	04/15/2029	75,000	70,125
SPCM SA (Chemicals)	(a)	3.375%	03/15/2030	200,000	156,500
SRS Distribution, Inc. (Construction Materials)	(a)	6.125%	07/01/2029	200,000	157,795
SRS Distribution, Inc. (Construction Materials)	(a)	6.000%	12/01/2029	625,000	490,769
Standard Industries, Inc. (Construction Materials)	(a)	5.000%	02/15/2027	1,250,000	1,115,696
Standard Industries, Inc. (Construction Materials)	(a)	4.750%	01/15/2028	25,000	21,375
Trivium Packaging Finance B.V. (Containers & Packaging)	(a)	5.500%	08/15/2026	200,000	188,942
Trivium Packaging Finance B.V. (Containers & Packaging)	(a)	8.500%	08/15/2027	675,000	632,882
W.R. Grace Holdings LLC (Chemicals)	(a)	4.875%	06/15/2027	125,000	108,780
W.R. Grace Holdings LLC (Chemicals)	(a)	5.625%	08/15/2029	250,000	184,063
					13,746,229

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Real Estate–0.5%
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	3.500%	02/15/2025	$ 25,000	$ 23,385
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.625%	06/15/2025	100,000	95,125
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.250%	12/01/2026	225,000	205,495
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	3.875%	02/15/2029	50,000	43,004
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.625%	12/01/2029	275,000	245,838
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.125%	08/15/2030	100,000	86,292
					699,139
Utilities–3.0%
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.875%	08/20/2026	425,000	396,476
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.750%	05/20/2027	100,000	91,500
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.250%	06/01/2026	50,000	47,500
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	4.500%	02/15/2028	425,000	385,848
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	4.625%	02/01/2029	150,000	124,841
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.000%	02/01/2031	100,000	80,843
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	3.750%	03/01/2031	300,000	244,020
NRG Energy, Inc. (Electric Utilities)		6.625%	01/15/2027	76,000	74,433
NRG Energy, Inc. (Electric Utilities)	(a)	3.375%	02/15/2029	25,000	20,160
NRG Energy, Inc. (Electric Utilities)	(a)	3.625%	02/15/2031	25,000	19,600
NRG Energy, Inc. (Electric Utilities)	(a)	3.875%	02/15/2032	775,000	615,569
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.875%	03/01/2027	600,000	565,926
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)	(a)	5.000%	06/01/2031	125,000	106,297
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	01/31/2028	750,000	679,305
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.500%	09/01/2026	225,000	212,475
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	07/31/2027	375,000	340,916
					4,005,709
Total Corporate Bonds (Cost $151,318,101)					$129,172,614

Common Stocks–0.3%		Shares	Value
Communication Services–0.0%
iHeartMedia, Inc. Class A (Media)	(c)	7,387	$ 58,283
Health Care–0.3%
Mallinckrodt PLC (Pharmaceuticals)	(c)	14,683	364,649
Total Common Stocks (Cost $450,136)			$ 422,932

Rights –0.0%		Quantity	Value
Communication Services–0.0%
Intelsat Jackson Holdings SA Series B CVR (Diversified Telecom. Svs.)	(c)	591	$ 2,216
Total Rights (Cost $0)			$ 2,216

Money Market Funds–0.9%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.494%	(d)	1,167,212	$ 1,167,096
Total Money Market Funds (Cost $1,167,096)			$ 1,167,096
Total Investments – 98.9% (Cost $152,935,333)	(e)		$130,764,858
Other Assets in Excess of Liabilities – 1.1%			1,512,965
Net Assets – 100.0%			$132,277,823

Percentages are stated as a percent of net assets.

Abbreviations:
CVR:	Contingent Value Right
PIK:	Payment-in-Kind

Footnotes:
(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2022, the value of these securities totaled $106,197,958, or 80.3% of the Portfolio’s net assets.
(b)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).
(c)	Non-income producing security.
(d)	Rate represents the seven-day yield at June 30, 2022.
(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited)
Objective/Strategy
The ON Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing, under normal circumstances, more than 80% of its net assets in the common stocks of companies that are included in the Nasdaq-100® Index.
Performance as of June 30, 2022
Average Annual returns
One year	-20.71%
Five years	15.89%
Ten years	16.71%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.41% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the  Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -29.36% versus -29.22% for its benchmark, the Nasdaq-100® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio intends to track the underlying return of the Nasdaq-100® Index. There were no material market events or changes in strategy during the six-month period that materially impacted the Portfolio’s relative return. Sources of return variance were the Portfolio’s expenses and the cumulative impact of investing the day-to-day cash flows in the Portfolio.
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?
A.  There was no impact from either sector allocation or stock selection that caused any significant performance variance between the Portfolio and its benchmark during the six-month period. Information Technology, followed by Communication Services and Consumer Discretionary, were the top detractors from performance. The only sector that contributed for the period was Utilities.(1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Because the Portfolio weights its holdings to be similar to those utilized by the benchmark, there were no holdings that significantly contributed to, or detracted from, the Portfolio’s benchmark-relative performance for the six-month period. Benchmark constituents that contributed the most to Portfolio and benchmark returns were T-Mobile U.S., Inc., Vertex Pharmaceuticals, Inc., and Amgen, Inc. Apple, Inc., Amazon.Com, Inc. and Meta Platforms, Inc. Class A were leading detractors.  (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  The Portfolio uses long CME E-mini Nasdaq-100 Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures contracts detracted 33 basis points from the Portfolio’s absolute return for the six-month period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ® Stock Market. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

(continued)

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2022 (1)
% of Net Assets
Common Stocks (4)	97.4
U.S. Treasury Obligations	0.1
Money Market Funds and Other Net Assets	2.5
100.0
Top 10 Portfolio Holdings as of June 30, 2022 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	12.3
2.	Microsoft Corp.	10.6
3.	Amazon.com, Inc.	6.0
4.	Tesla, Inc.	3.9
5.	Alphabet, Inc. Class C	3.8
6.	Alphabet, Inc. Class A	3.6
7.	Meta Platforms, Inc. Class A	3.1
8.	NVIDIA Corp.	3.0
9.	PepsiCo, Inc.	2.1
10.	Costco Wholesale Corp.	1.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):
% of Net Assets
Information Technology	48.6
Communication Services	16.8
Consumer Discretionary	14.6
Consumer Staples	6.5
Health Care	6.2
Industrials	3.3
Utilities	1.4
97.4

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks–97.4%		Shares	Value
Communication Services–16.8%
Activision Blizzard, Inc. (Entertainment)		17,812	$ 1,386,842
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	4,127	8,993,806
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	4,304	9,414,785
Baidu, Inc. – ADR (Interactive Media & Svs.)	(a)	4,923	732,198
Charter Communications, Inc. Class A (Media)	(a)	3,823	1,791,190
Comcast Corp. Class A (Media)		101,825	3,995,613
Electronic Arts, Inc. (Entertainment)		6,377	775,762
Match Group, Inc. (Interactive Media & Svs.)	(a)	6,507	453,473
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	47,147	7,602,454
NetEase, Inc. – ADR (Entertainment)		4,115	384,176
Netflix, Inc. (Entertainment)	(a)	10,118	1,769,335
Sirius XM Holdings, Inc. (Media)		89,461	548,396
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	28,550	3,841,117
			41,689,147
Consumer Discretionary–14.6%
Airbnb, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	8,706	775,530
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	139,675	14,834,882
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	925	1,617,816
Dollar Tree, Inc. (Multiline Retail)	(a)	5,113	796,861
eBay, Inc. (Internet & Direct Marketing Retail)		12,723	530,167
JD.com, Inc. – ADR (Internet & Direct Marketing Retail)		11,542	741,227
Lucid Group, Inc. (Automobiles)	(a)	37,986	651,840
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	2,797	762,490
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		7,458	1,014,363
MercadoLibre, Inc. (Internet & Direct Marketing Retail)	(a)	1,148	731,127
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	1,497	945,745
Pinduoduo, Inc. – ADR (Internet & Direct Marketing Retail)	(a)	10,094	623,809
Ross Stores, Inc. (Specialty Retail)		8,003	562,051
Starbucks Corp. (Hotels, Restaurants & Leisure)		26,123	1,995,536
Tesla, Inc. (Automobiles)	(a)	14,222	9,577,379
			36,160,823
Consumer Staples–6.5%
Costco Wholesale Corp. (Food & Staples Retailing)		10,095	4,838,332
Keurig Dr Pepper, Inc. (Beverages)		32,309	1,143,415
Kraft Heinz Co. / The (Food Products)		27,874	1,063,114
Mondelez International, Inc. Class A (Food Products)		31,525	1,957,387
Monster Beverage Corp. (Beverages)	(a)	12,063	1,118,240
PepsiCo, Inc. (Beverages)		31,492	5,248,457
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		19,672	745,569
			16,114,514
Health Care–6.2%
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	1,803	426,716
Amgen, Inc. (Biotechnology)		12,167	2,960,231
AstraZeneca PLC – ADR (Pharmaceuticals)		13,162	869,613
Biogen, Inc. (Biotechnology)	(a)	3,335	680,140
Dexcom, Inc. (Health Care Equip. & Supplies)	(a)	8,938	666,149
Gilead Sciences, Inc. (Biotechnology)		28,569	1,765,850
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	1,912	670,596
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	3,577	659,456
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	8,174	$ 1,640,604
Moderna, Inc. (Biotechnology)	(a)	9,059	1,294,078
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	2,460	1,454,180
Seagen, Inc. (Biotechnology)	(a)	4,193	741,909
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	5,825	1,641,427
			15,470,949
Industrials–3.3%
Cintas Corp. (Commercial Svs. & Supplies)		2,331	870,698
Copart, Inc. (Commercial Svs. & Supplies)	(a)	5,413	588,177
CSX Corp. (Road & Rail)		49,528	1,439,284
Fastenal Co. (Trading Companies & Distributors)		13,112	654,551
Honeywell International, Inc. (Industrial Conglomerates)		15,504	2,694,750
Old Dominion Freight Line, Inc. (Road & Rail)		2,580	661,202
PACCAR, Inc. (Machinery)		7,918	651,968
Verisk Analytics, Inc. (Professional Svs.)		3,596	622,432
			8,183,062
Information Technology–48.6%
Adobe, Inc. (Software)	(a)	10,762	3,939,538
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	36,906	2,822,202
Analog Devices, Inc. (Semiconductors & Equip.)		11,838	1,729,413
ANSYS, Inc. (Software)	(a)	1,974	472,358
Apple, Inc. (Tech. Hardware, Storage & Periph.)		222,188	30,377,543
Applied Materials, Inc. (Semiconductors & Equip.)		19,811	1,802,405
ASML Holding N.V. (Semiconductors & Equip.)		1,951	928,442
Atlassian Corp. PLC Class A (Software)	(a)	3,256	610,174
Autodesk, Inc. (Software)	(a)	4,956	852,234
Automatic Data Processing, Inc. (IT Svs.)		9,516	1,998,741
Broadcom, Inc. (Semiconductors & Equip.)		9,299	4,517,547
Cadence Design Systems, Inc. (Software)	(a)	6,284	942,789
Cisco Systems, Inc. (Communications Equip.)		94,311	4,021,421
Cognizant Technology Solutions Corp. Class A (IT Svs.)		11,858	800,296
Crowdstrike Holdings, Inc. Class A (Software)	(a)	4,860	819,202
Datadog, Inc. Class A (Software)	(a)	6,449	614,203
DocuSign, Inc. (Software)	(a)	4,538	260,390
Fiserv, Inc. (IT Svs.)	(a)	14,725	1,310,083
Fortinet, Inc. (Software)	(a)	18,286	1,034,622
Intel Corp. (Semiconductors & Equip.)		93,122	3,483,694
Intuit, Inc. (Software)		6,425	2,476,452
KLA Corp. (Semiconductors & Equip.)		3,399	1,084,553
Lam Research Corp. (Semiconductors & Equip.)		3,159	1,346,208
Marvell Technology, Inc. (Semiconductors & Equip.)		19,355	842,523
Microchip Technology, Inc. (Semiconductors & Equip.)		12,628	733,434
Micron Technology, Inc. (Semiconductors & Equip.)		25,429	1,405,715
Microsoft Corp. (Software)		102,673	26,369,507
NVIDIA Corp. (Semiconductors & Equip.)		48,298	7,321,494
NXP Semiconductors N.V. (Semiconductors & Equip.)		5,979	885,071
Okta, Inc. (IT Svs.)	(a)	3,459	312,694
Palo Alto Networks, Inc. (Software)	(a)	2,270	1,121,244
Paychex, Inc. (IT Svs.)		8,225	936,581
PayPal Holdings, Inc. (IT Svs.)	(a)	26,374	1,841,960
QUALCOMM, Inc. (Semiconductors & Equip.)		25,507	3,258,264
Skyworks Solutions, Inc. (Semiconductors & Equip.)		3,690	341,842

(continued)

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Splunk, Inc. (Software)	(a)	3,640	$ 321,994
Synopsys, Inc. (Software)	(a)	3,486	1,058,698
Texas Instruments, Inc. (Semiconductors & Equip.)		21,000	3,226,650
VeriSign, Inc. (IT Svs.)	(a)	2,488	416,317
Workday, Inc. Class A (Software)	(a)	4,533	632,716
Zoom Video Communications, Inc. Class A (Software)	(a)	5,733	618,992
Zscaler, Inc. (Software)	(a)	3,207	479,479
			120,369,685
Utilities–1.4%
American Electric Power Co., Inc. (Electric Utilities)		11,690	1,121,539
Constellation Energy Corp. (Electric Utilities)		7,470	427,732
Exelon Corp. (Electric Utilities)		22,318	1,011,452
Xcel Energy, Inc. (Electric Utilities)		12,398	877,282
			3,438,005
Total Common Stocks (Cost $177,803,305)			$241,426,185

U.S. Treasury Obligations–0.1%		Rate	Maturity	Face Amount	Value
U.S. Treasury Bill	(b)	0.000%	01/26/2023	$ 100,000	$ 98,586
Total U.S. Treasury Obligations (Cost $99,295)					$ 98,586

Money Market Funds–0.8%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.494%	(c)	2,008,760	$ 2,008,559
State Street Institutional U.S. Government Money Market Fund, 1.434%	(c)	15,019	15,019
Total Money Market Funds (Cost $2,023,578)			$ 2,023,578
Total Investments – 98.3% (Cost $179,926,178)	(d)		$243,548,349
Other Assets in Excess of Liabilities – 1.7%	(b)		4,265,790
Net Assets – 100.0%			$247,814,139

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Security is fully pledged, in addition to $37,377 of the Portfolio’s cash holdings, as collateral for the futures contracts outstanding at June 30, 2022. See also the following Schedule of Open Futures Contracts.
(c)	Rate represents the seven-day yield at June 30, 2022.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2022 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Nasdaq-100 Index - Long	9	September 16, 2022	$2,167,031	$2,075,310	$(91,721)	$(29,070)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Advantage Large Cap Core Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.
Performance as of June 30, 2022
Average Annual returns
One year	-11.66%
Five years	8.24%
Ten years	13.00%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.69% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the  Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -20.72% versus -19.96% for its benchmark, the S&P 500® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Despite positive performance in the second quarter, weakness at the start of the period led to a underperformance for the six-month period. Early performance from positioning capturing policy normalization quickly eroded amid the conflict in the Ukraine. Underperformance was driven by non-traditional fundamental quality measures, particularly environmental, social, and governance (“ESG”) insights, while fundamental value measures aided performance.
Fundamental quality insights with a growth flavor led the detraction. Insights evaluating managerial quality, corporate culture, and favoring founder-led ownership structures all detracted. Non-traditional fundamental quality measures, specifically ESG insights, struggled as markets continued to focus on macro dynamics over company results. Insights designed to track company controversies detracted, as it was incorrectly positioned around select consumer names that had sales exposure to Russia. Also, measures that evaluate carbon emissions intensity and track companies across green patent filings detracted, as those measures helped to motivate an overweight across Industrials.
Additionally, given the market rotations, sentiment-based stock selection that captures trends across participants struggled to gain direction. Specifically, text analyses designed to capture both short-term results and long-term fundamentals struggled, and helped motivate an unsuccessful underweight stance across Health Care. Also, positioning based on informed investor views detracted as the shared exposures ran against rising style volatility.. Conversely, capturing sentiment from bond markets benefitted gains, given interest rate volatility.
Finally, fundamental value insights provided ballast for the period, as they benefitted from the market style preference. Traditional valuation measuring company ownership structures and sources of financing, cash usage efficiency, and other financial statement metrics motivated a successful overweight to Energy names, benefitting performance. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. During the six-month period, however, overall sector allocation decisions contributed to relative returns. An underweight position within Consumer Discretionary names contributed to relative performance as the market was more focused on durables. Security selection had a more meaningful impact to overall relative underperformance. Security selections in Industrials and Consumer Staples were the largest detractors, offset somewhat by the positive selection in the Communication Services sector. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  For the six-month period, the Portfolio’s overweight position in EOG Resources, Inc. a Texas-based Energy company, was a top contributor to relative performance. The stock benefitted from the broader Energy sector rally and runup in commodities prices. An underweight to Netflix, Inc. was also a top contributor, as the stock struggled amid a stagnant user base.
In contrast, In contrast, an overweight to IDEXX Laboratories, Inc. was a key detractor from relative performance, as the company missed on its first quarter earnings. Further hindering results was an underweight stance in Chevron Corp., as the stock benefitted from the broader Energy rally and runup in commodities prices. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. The futures contracts detracted 25 basis points from the Portfolio’s absolute return for the six-month period. The Portfolio did not participate in any IPOs during the period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2022 (1)
% of Net Assets
Common Stocks (4)	97.5
Money Market Funds and Other Net Assets	2.5
100.0

Top 10 Portfolio Holdings as of June 30, 2022 (1) (2) (3)
		% of Net Assets
1.	Microsoft Corp.	6.8
2.	Apple, Inc.	6.4
3.	Amazon.com, Inc.	2.7
4.	Alphabet, Inc. Class A	2.5
5.	Alphabet, Inc. Class C	1.8
6.	Exxon Mobil Corp.	1.8
7.	Tesla, Inc.	1.8
8.	UnitedHealth Group, Inc.	1.8
9.	Procter & Gamble Co. / The	1.7
10.	Visa, Inc.	1.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):
% of Net Assets
Information Technology	26.6
Health Care	15.3
Financials	10.6
Consumer Discretionary	9.8
Communication Services	8.2
Industrials	7.9
Consumer Staples	7.2
Energy	4.5
Utilities	2.9
Materials	2.3
Real Estate	2.2
97.5

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks–97.5%		Shares	Value
Communication Services–8.2%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	3,731	$ 8,130,819
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	2,798	6,120,485
Charter Communications, Inc. Class A (Media)	(a)	2,317	1,085,584
Comcast Corp. Class A (Media)		87,900	3,449,196
Electronic Arts, Inc. (Entertainment)		4,385	533,435
Fox Corp. Class A (Media)		77,418	2,489,763
Fox Corp. Class B (Media)		1,637	48,619
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	23,181	3,737,936
Verizon Communications, Inc. (Diversified Telecom. Svs.)		14,184	719,838
Walt Disney Co. / The (Entertainment)	(a)	4,576	431,975
Warner Bros Discovery, Inc. (Entertainment)	(a)	13,819	185,451
			26,933,101
Consumer Discretionary–9.8%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	84,707	8,996,730
AutoNation, Inc. (Specialty Retail)	(a)	3,910	436,982
Best Buy Co., Inc. (Specialty Retail)		2,176	141,853
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		2,376	265,233
Dollar General Corp. (Multiline Retail)		2,198	539,477
Ford Motor Co. (Automobiles)		11,159	124,200
General Motors Co. (Automobiles)	(a)	26,646	846,277
Home Depot, Inc. / The (Specialty Retail)		15,428	4,231,438
Lowe's Cos., Inc. (Specialty Retail)		9,005	1,572,903
McDonald's Corp. (Hotels, Restaurants & Leisure)		6,825	1,684,956
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		7,504	766,909
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		3,085	276,570
Target Corp. (Multiline Retail)		16,057	2,267,730
Tesla, Inc. (Automobiles)	(a)	8,814	5,935,524
TJX Cos., Inc. / The (Specialty Retail)		8,136	454,396
Travel + Leisure Co. (Hotels, Restaurants & Leisure)		50,104	1,945,037
Whirlpool Corp. (Household Durables)		5,716	885,237
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		9,214	1,045,881
			32,417,333
Consumer Staples–7.2%
Altria Group, Inc. (Tobacco)		29,829	1,245,957
Brown-Forman Corp. Class B (Beverages)		39,469	2,769,145
Bunge Ltd. (Food Products)		5,936	538,336
Coca-Cola Co. / The (Beverages)		3,271	205,779
Colgate-Palmolive Co. (Household Products)		45,923	3,680,269
Costco Wholesale Corp. (Food & Staples Retailing)		5,061	2,425,636
Hershey Co. / The (Food Products)		731	157,282
Kellogg Co. (Food Products)		11,472	818,412
Keurig Dr Pepper, Inc. (Beverages)		38,535	1,363,754
McCormick & Co., Inc. (Food Products)		8,563	712,870
PepsiCo, Inc. (Beverages)		19,460	3,243,203
Philip Morris International, Inc. (Tobacco)		5,086	502,192
Procter & Gamble Co. / The (Household Products)		38,127	5,482,281
Tyson Foods, Inc. Class A (Food Products)		6,814	586,413
			23,731,529
Energy–4.5%
Chevron Corp. (Oil, Gas & Consumable Fuels)		11,503	1,665,404
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		23,388	2,582,971
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		70,843	6,066,994
Common Stocks (Continued)		Shares	Value
Energy (continued)
Halliburton Co. (Energy Equip. & Svs.)		29,974	$ 939,985
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		60,927	1,369,639
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		6,792	399,913
Schlumberger N.V. (Energy Equip. & Svs.)		37,137	1,328,019
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		4,171	443,294
			14,796,219
Financials–10.6%
American Express Co. (Consumer Finance)		13,780	1,910,183
Bank of America Corp. (Banks)		165,693	5,158,023
Bank of New York Mellon Corp. / The (Capital Markets)		20,270	845,462
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	14,394	3,929,850
Capital One Financial Corp. (Consumer Finance)		4,008	417,593
Charles Schwab Corp. / The (Capital Markets)		13,467	850,845
Citigroup, Inc. (Banks)		32,020	1,472,600
Discover Financial Services (Consumer Finance)		346	32,725
JPMorgan Chase & Co. (Banks)		41,828	4,710,251
Marsh & McLennan Cos., Inc. (Insurance)		10,528	1,634,472
MetLife, Inc. (Insurance)		62,297	3,911,629
Moody's Corp. (Capital Markets)		2,972	808,295
Pinnacle Financial Partners, Inc. (Banks)		5,551	401,393
PNC Financial Services Group, Inc. / The (Banks)		4,727	745,779
Regions Financial Corp. (Banks)		73,236	1,373,175
Stifel Financial Corp. (Capital Markets)		696	38,990
Travelers Cos., Inc. / The (Insurance)		15,259	2,580,755
Voya Financial, Inc. (Diversified Financial Svs.)		56,197	3,345,407
Wells Fargo & Co. (Banks)		22,490	880,933
			35,048,360
Health Care–15.3%
Abbott Laboratories (Health Care Equip. & Supplies)		22,628	2,458,532
AbbVie, Inc. (Biotechnology)		8,668	1,327,591
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		23,137	2,747,981
AmerisourceBergen Corp. (Health Care Providers & Svs.)		8,512	1,204,278
Amgen, Inc. (Biotechnology)		10,466	2,546,378
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	49,237	1,835,063
Bristol-Myers Squibb Co. (Pharmaceuticals)		5,591	430,507
Bruker Corp. (Life Sciences Tools & Svs.)		506	31,757
Cigna Corp. (Health Care Providers & Svs.)		5,860	1,544,227
CVS Health Corp. (Health Care Providers & Svs.)		12,742	1,180,674
Danaher Corp. (Life Sciences Tools & Svs.)		8,100	2,053,512
Elevance Health, Inc. (Health Care Providers & Svs.)		6,305	3,042,667
Eli Lilly & Co. (Pharmaceuticals)		7,153	2,319,217
Johnson & Johnson (Pharmaceuticals)		29,154	5,175,127
McKesson Corp. (Health Care Providers & Svs.)		1,587	517,695
Medtronic PLC (Health Care Equip. & Supplies)		14,290	1,282,527
Merck & Co., Inc. (Pharmaceuticals)		45,290	4,129,089
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	719	825,966
Pfizer, Inc. (Pharmaceuticals)		57,055	2,991,394
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	28,381	2,034,350
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		3,830	2,080,762

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Health Care (continued)
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		11,375	$ 5,842,541
Zoetis, Inc. (Pharmaceuticals)		17,090	2,937,600
			50,539,435
Industrials–7.9%
AMETEK, Inc. (Electrical Equip.)		3,158	347,033
Caterpillar, Inc. (Machinery)		2,536	453,335
CSX Corp. (Road & Rail)		21,465	623,773
Cummins, Inc. (Machinery)		1,853	358,611
Curtiss-Wright Corp. (Aerospace & Defense)		8,193	1,081,968
Deere & Co. (Machinery)		1,724	516,286
Delta Air Lines, Inc. (Airlines)	(a)	17,884	518,099
Eaton Corp. PLC (Electrical Equip.)		17,540	2,209,865
Expeditors International of Washington, Inc. (Air Freight & Logistics)		2,233	217,628
General Dynamics Corp. (Aerospace & Defense)		18,467	4,085,824
HEICO Corp. (Aerospace & Defense)		4,628	606,823
HEICO Corp. Class A (Aerospace & Defense)		15,571	1,640,872
Honeywell International, Inc. (Industrial Conglomerates)		3,950	686,550
Illinois Tool Works, Inc. (Machinery)		17,761	3,236,942
Landstar System, Inc. (Road & Rail)		8,300	1,206,986
Lennox International, Inc. (Building Products)		229	47,309
Lockheed Martin Corp. (Aerospace & Defense)		5,763	2,477,860
Norfolk Southern Corp. (Road & Rail)		671	152,512
Old Dominion Freight Line, Inc. (Road & Rail)		575	147,361
Owens Corning (Building Products)		2,023	150,329
PACCAR, Inc. (Machinery)		5,922	487,617
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	11,268	1,339,427
Union Pacific Corp. (Road & Rail)		2,819	601,236
United Parcel Service, Inc. Class B (Air Freight & Logistics)		16,244	2,965,180
			26,159,426
Information Technology–26.6%
Accenture PLC Class A (IT Svs.)		732	203,240
Adobe, Inc. (Software)	(a)	5,316	1,945,975
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	19,568	1,496,365
Analog Devices, Inc. (Semiconductors & Equip.)		10,401	1,519,482
Apple, Inc. (Tech. Hardware, Storage & Periph.)		154,247	21,088,650
Applied Materials, Inc. (Semiconductors & Equip.)		19,014	1,729,894
Automatic Data Processing, Inc. (IT Svs.)		4,503	945,810
Broadcom, Inc. (Semiconductors & Equip.)		1,924	934,698
Ciena Corp. (Communications Equip.)	(a)	3,515	160,636
Cognizant Technology Solutions Corp. Class A (IT Svs.)		7,665	517,311
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)		32,410	1,497,666
Fidelity National Information Services, Inc. (IT Svs.)		11,809	1,082,531
Global Payments, Inc. (IT Svs.)		4,922	544,570
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		89,567	1,187,658
HP, Inc. (Tech. Hardware, Storage & Periph.)		50,230	1,646,539
Intel Corp. (Semiconductors & Equip.)		109,795	4,107,431
Intuit, Inc. (Software)		1,356	522,657
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Juniper Networks, Inc. (Communications Equip.)		30,699	$ 874,922
KLA Corp. (Semiconductors & Equip.)		2,212	705,805
Lam Research Corp. (Semiconductors & Equip.)		1,790	762,809
Mastercard, Inc. Class A (IT Svs.)		4,025	1,269,807
Micron Technology, Inc. (Semiconductors & Equip.)		11,012	608,743
Microsoft Corp. (Software)		87,782	22,545,051
NVIDIA Corp. (Semiconductors & Equip.)		24,460	3,707,891
PayPal Holdings, Inc. (IT Svs.)	(a)	14,600	1,019,664
QUALCOMM, Inc. (Semiconductors & Equip.)		17,245	2,202,876
Salesforce, Inc. (Software)	(a)	8,821	1,455,818
ServiceNow, Inc. (Software)	(a)	5,781	2,748,981
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	7,384	1,035,384
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		2,404	272,013
Texas Instruments, Inc. (Semiconductors & Equip.)		7,305	1,122,413
Visa, Inc. (IT Svs.)		26,538	5,225,067
Workday, Inc. Class A (Software)	(a)	6,553	914,668
			87,603,025
Materials–2.3%
Corteva, Inc. (Chemicals)		13,184	713,782
Ecolab, Inc. (Chemicals)		20,685	3,180,526
Freeport-McMoRan, Inc. (Metals & Mining)		13,604	398,053
Linde PLC (Chemicals)		11,116	3,196,183
			7,488,544
Real Estate–2.2%
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	8,798	647,621
Crown Castle International Corp. (Equity REIT)		6,607	1,112,487
CubeSmart (Equity REIT)		23,498	1,003,834
Extra Space Storage, Inc. (Equity REIT)		7,840	1,333,741
Mid-America Apartment Communities, Inc. (Equity REIT)		2,403	419,732
Prologis, Inc. (Equity REIT)		23,281	2,739,010
			7,256,425
Utilities–2.9%
CMS Energy Corp. (Multi-Utilities)		35,702	2,409,885
DTE Energy Co. (Multi-Utilities)		17,052	2,161,341
Entergy Corp. (Electric Utilities)		23,364	2,631,721
NextEra Energy, Inc. (Electric Utilities)		13,727	1,063,293
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		13,681	522,204
OGE Energy Corp. (Electric Utilities)		21,686	836,212
			9,624,656
Total Common Stocks (Cost $342,640,017)			$321,598,053

Money Market Funds–1.1%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.494%	(b)	3,707,973	$ 3,707,602
Total Money Market Funds (Cost $3,707,989)			$ 3,707,602
Total Investments – 98.6% (Cost $346,348,006)	(c)		$325,305,655
Other Assets in Excess of Liabilities – 1.4%	(d)		4,702,663
Net Assets – 100.0%			$330,008,318

Percentages are stated as a percent of net assets.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2022.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $273,000 of cash pledged as collateral for the futures contracts outstanding at June 30, 2022. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2022 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	26	September 16, 2022	$5,015,842	$4,926,350	$(89,492)	$(41,275)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Advantage Small Cap Growth Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of small capitalization companies with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Index for the previous twelve months.
Performance as of June 30, 2022
Average Annual returns
One year	-32.21%
Five years	6.76%
Ten years	9.03%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.85% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the  Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -28.95% versus -29.45% for its benchmark, the Russell 2000® Growth Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.   The Portfolio performed well amid the volatile market backdrop. Fundamental insights with a preference for attractively priced growth companies drove the Portfolio’s outperformance for the six-month period.
Traditional fundamental insights led positive performance for the period, as they benefitted from the market style preference. Traditional valuation metrics measuring company earnings yield, sales across valuations, and other financial statement metrics all did well. Those insights helped motivate successful security selection within Energy names, benefitting performance. Additionally, stability related fundamental measures, such as insights with a preference for lower volatility stocks, performed well amid the broader risk-off market tone.
Elsewhere, performance from sentiment-based measures was modestly positive. Text-based measures evaluating conference call data, as well as other trend-based measures, contributed to gains, as those measures helped to correctly position the Portfolio amid the market rotations.
Conversely, fundamental quality insights with a growth flavor struggled. Insight evaluating managerial quality, corporate culture, as well as measures favoring founder-led ownership structures all detracted. Nontraditional fundamental quality measures, specifically environmental, social, and governance (“ESG”) insights, struggled as markets continued to focus on macro dynamics over company results. Namely, measures that evaluate carbon emissions intensity, as well as other social related ESG measures detracted, as those measures helped to motivate an overweight to select Consumer Discretionary names. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. During the six-month period, however, overall sector allocation decisions slightly detracted from relative returns. Security selection had a more meaningful impact to relative performance. Security selection was strongest in Health Care, leading the Portfolio’s outperformance, whereas security selection in Consumer Discretion detracted from relative results.  (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  For the six-month period, the Portfolio’s overweight position in Amphastar Pharmaceuticals, Inc. was a top contributor to relative performance, as the stock benefitted from acquisition headlines, new FDA approvals, and pending product launches. An overweight to pharmaceutical company Zogenix, Inc. was also a top contributor as a result of its UCB SA acquisition.
In contrast, an overweight to SiteOne Landscape Supply, Inc. was a key detractor from relative performance for the period, as the stock struggled amid broader economic uncertainty. Further hindering results was an overweight stance in Bandwidth, Inc. Class A, due to the company’s poor 2022 guidance on the back of its cyber security attack in the prior year. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. The futures contracts detracted 61 basis points from the Portfolio’s absolute return for the six-month period. The Portfolio participated in two IPOs during the period, which detracted 2 basis points from the Portfolio’s total return in aggregate. Individually, each IPO had a fairly minor impact on the Portfolio’s return. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2022 (1)
% of Net Assets
Common Stocks (4)	91.0
Rights (4)	0.0
Money Market Funds and Other Net Assets	9.0
100.0

Top 10 Portfolio Holdings as of June 30, 2022 (1) (2) (3)
		% of Net Assets
1.	Applied Industrial Technologies, Inc.	1.3
2.	Franklin Electric Co., Inc.	1.0
3.	Silicon Laboratories, Inc.	1.0
4.	Sanderson Farms, Inc.	1.0
5.	Power Integrations, Inc.	1.0
6.	Insperity, Inc.	1.0
7.	EMCOR Group, Inc.	0.9
8.	EastGroup Properties, Inc.	0.8
9.	Omnicell, Inc.	0.8
10.	Kforce, Inc.	0.8

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Rights):
% of Net Assets
Health Care	21.8
Information Technology	20.0
Industrials	16.5
Consumer Discretionary	10.7
Energy	5.3
Financials	4.3
Consumer Staples	3.5
Materials	3.4
Communication Services	2.2
Utilities	1.7
Real Estate	1.6
91.0

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks–91.0%		Shares	Value
Communication Services–2.2%
Bandwidth, Inc. Class A (Diversified Telecom. Svs.)	(a)	12,048	$ 226,743
Cargurus, Inc. (Interactive Media & Svs.)	(a)	3,519	75,623
Cinemark Holdings, Inc. (Entertainment)	(a)	22,619	339,737
Eventbrite, Inc. Class A (Interactive Media & Svs.)	(a)	9,898	101,652
EverQuote, Inc. Class A (Interactive Media & Svs.)	(a)	3,933	34,768
fuboTV, Inc. (Interactive Media & Svs.)	(a)	22,799	56,314
IDT Corp. Class B (Diversified Telecom. Svs.)	(a)	8,567	215,460
Iridium Communications, Inc. (Diversified Telecom. Svs.)	(a)	23,988	900,989
Ooma, Inc. (Diversified Telecom. Svs.)	(a)	7,140	84,538
Vonage Holdings Corp. (Diversified Telecom. Svs.)	(a)	29,688	559,322
Yelp, Inc. (Interactive Media & Svs.)	(a)	3,270	90,808
Ziff Davis, Inc. (Interactive Media & Svs.)	(a)	5,782	430,933
			3,116,887
Consumer Discretionary–10.7%
1-800-Flowers.com, Inc. Class A (Internet & Direct Marketing Retail)	(a)	25,190	239,557
2U, Inc. (Diversified Consumer Svs.)	(a)	27,237	285,171
Accel Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	32,387	343,950
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	1,831	310,062
Bloomin' Brands, Inc. (Hotels, Restaurants & Leisure)		27,697	460,324
Boot Barn Holdings, Inc. (Specialty Retail)	(a)	5,371	370,116
Cheesecake Factory, Inc. / The (Hotels, Restaurants & Leisure)		10,931	288,797
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a)	7,805	379,869
Dave & Buster's Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	3,650	119,647
Designer Brands, Inc. Class A (Specialty Retail)		7,040	91,942
Dillard's, Inc. Class A (Multiline Retail)		2,035	448,860
Duolingo, Inc. (Diversified Consumer Svs.)	(a)	1,719	150,498
Fisker, Inc. (Automobiles)	(a)	22,399	191,959
Fox Factory Holding Corp. (Auto Components)	(a)	5,638	454,085
GoPro, Inc. Class A (Household Durables)	(a)	57,623	318,655
Helen of Troy Ltd. (Household Durables)	(a)	1,421	230,785
Hilton Grand Vacations, Inc. (Hotels, Restaurants & Leisure)	(a)	17,716	632,993
International Game Technology PLC (Hotels, Restaurants & Leisure)		36,242	672,652
iRobot Corp. (Household Durables)	(a)	7,489	275,221
Kontoor Brands, Inc. (Textiles, Apparel & Luxury Goods)		3,782	126,205
LCI Industries (Auto Components)		6,080	680,230
M.D.C. Holdings, Inc. (Household Durables)		25,074	810,141
Malibu Boats, Inc. Class A (Leisure Products)	(a)	7,654	403,442
MarineMax, Inc. (Specialty Retail)	(a)	9,818	354,626
Murphy U.S.A., Inc. (Specialty Retail)		3,888	905,399
Papa John's International, Inc. (Hotels, Restaurants & Leisure)		8,993	751,095
Patrick Industries, Inc. (Auto Components)		6,155	319,075
RealReal, Inc. / The (Internet & Direct Marketing Retail)	(a)	25,373	63,179
Rush Street Interactive, Inc. (Hotels, Restaurants & Leisure)	(a)	10,070	47,027
Shake Shack, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	11,724	462,864
Shutterstock, Inc. (Internet & Direct Marketing Retail)		5,226	299,502
Signet Jewelers Ltd. (Specialty Retail)		4,659	249,070
Sonic Automotive, Inc. Class A (Specialty Retail)		11,479	420,476
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Sonos, Inc. (Household Durables)	(a)	22,456	$ 405,106
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)		6,292	202,665
Stitch Fix, Inc. Class A (Internet & Direct Marketing Retail)	(a)	14,615	72,198
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		12,471	912,877
Urban Outfitters, Inc. (Specialty Retail)	(a)	15,645	291,936
Visteon Corp. (Auto Components)	(a)	2,461	254,910
Wingstop, Inc. (Hotels, Restaurants & Leisure)		8,422	629,713
Winnebago Industries, Inc. (Automobiles)		7,494	363,909
			15,290,788
Consumer Staples–3.5%
Andersons, Inc. / The (Food & Staples Retailing)		15,777	520,483
BellRing Brands, Inc. (Personal Products)	(a)	11,298	281,207
Cal-Maine Foods, Inc. (Food Products)		5,910	292,013
Celsius Holdings, Inc. (Beverages)	(a)	2,452	160,018
Central Garden & Pet Co. Class A (Household Products)	(a)	9,778	391,218
Coca-Cola Consolidated, Inc. (Beverages)		546	307,889
Hostess Brands, Inc. (Food Products)	(a)	17,404	369,139
Medifast, Inc. (Personal Products)		5,444	982,697
Sanderson Farms, Inc. (Food Products)		6,634	1,429,826
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a)	3,892	98,545
Vital Farms, Inc. (Food Products)	(a)	20,905	182,919
			5,015,954
Energy–5.3%
Cactus, Inc. Class A (Energy Equip. & Svs.)		6,749	271,782
Centennial Resource Development, Inc. Class A (Oil, Gas & Consumable Fuels)	(a)	23,038	137,767
ChampionX Corp. (Energy Equip. & Svs.)		12,609	250,289
Chord Energy Corp. (Oil, Gas & Consumable Fuels)		4,953	602,532
CVR Energy, Inc. (Oil, Gas & Consumable Fuels)		6,065	203,178
Delek U.S. Holdings, Inc. (Oil, Gas & Consumable Fuels)	(a)	15,414	398,298
Denbury, Inc. (Oil, Gas & Consumable Fuels)	(a)	3,933	235,941
Energy Fuels, Inc. (Oil, Gas & Consumable Fuels)	(a)	14,224	69,840
Evolution Petroleum Corp. (Oil, Gas & Consumable Fuels)		29,730	162,326
Excelerate Energy, Inc. Class A (Oil, Gas & Consumable Fuels)	(a)	833	16,593
Kosmos Energy Ltd. (Oil, Gas & Consumable Fuels)	(a)	33,186	205,421
Liberty Energy, Inc. (Energy Equip. & Svs.)	(a)	26,005	331,824
Matador Resources Co. (Oil, Gas & Consumable Fuels)		14,881	693,306
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		8,632	260,600
NexTier Oilfield Solutions, Inc. (Energy Equip. & Svs.)	(a)	25,671	244,131
Oceaneering International, Inc. (Energy Equip. & Svs.)	(a)	23,528	251,279
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)		12,825	566,737
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)		26,374	415,654
PBF Energy, Inc. Class A (Oil, Gas & Consumable Fuels)	(a)	8,027	232,944
ProPetro Holding Corp. (Energy Equip. & Svs.)	(a)	15,350	153,500
SM Energy Co. (Oil, Gas & Consumable Fuels)		26,944	921,215
Smart Sand, Inc. (Energy Equip. & Svs.)	(a)	47,289	94,578

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Energy (continued)
Valaris Ltd. (Energy Equip. & Svs.)	(a)	13,116	$ 554,020
W&T Offshore, Inc. (Oil, Gas & Consumable Fuels)	(a)	71,513	308,936
			7,582,691
Financials–4.3%
Artisan Partners Asset Management, Inc. Class A (Capital Markets)		12,462	443,273
Cohen & Steers, Inc. (Capital Markets)		6,316	401,634
Essent Group Ltd. (Thrifts & Mortgage Finance)		9,196	357,724
Federal Agricultural Mortgage Corp. Class C (Thrifts & Mortgage Finance)		5,490	536,099
First Financial Bankshares, Inc. (Banks)		18,320	719,426
Hamilton Lane, Inc. Class A (Capital Markets)		10,125	680,198
Houlihan Lokey, Inc. (Capital Markets)		4,024	317,614
LendingTree, Inc. (Consumer Finance)	(a)	3,863	169,277
Moelis & Co. Class A (Capital Markets)		7,763	305,474
Open Lending Corp. Class A (Capital Markets)	(a)	11,268	115,272
Radian Group, Inc. (Thrifts & Mortgage Finance)		6,647	130,614
Republic First Bancorp, Inc. (Banks)	(a)	75,938	289,324
RLI Corp. (Insurance)		4,710	549,139
Selectquote, Inc. (Insurance)	(a)	8,673	21,509
ServisFirst Bancshares, Inc. (Banks)		2,809	221,686
Stifel Financial Corp. (Capital Markets)		9,064	507,765
Trupanion, Inc. (Insurance)	(a)	5,319	320,523
			6,086,551
Health Care–21.8%
1Life Healthcare, Inc. (Health Care Providers & Svs.)	(a)	25,769	202,029
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a)	12,690	178,802
Accuray, Inc. (Health Care Equip. & Supplies)	(a)	41,890	82,104
Aclaris Therapeutics, Inc. (Pharmaceuticals)	(a)	7,879	109,991
Agenus, Inc. (Biotechnology)	(a)	65,236	126,558
Alector, Inc. (Biotechnology)	(a)	11,265	114,452
Alkermes PLC (Biotechnology)	(a)	19,720	587,459
Allscripts Healthcare Solutions, Inc. (Health Care Technology)	(a)	14,011	207,783
ALX Oncology Holdings, Inc. (Biotechnology)	(a)	1,291	10,444
Amarin Corp. PLC – ADR (Biotechnology)	(a)	17,101	25,480
American Well Corp. Class A (Health Care Technology)	(a)	51,120	220,838
Amicus Therapeutics, Inc. (Biotechnology)	(a)	34,993	375,825
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a)	6,660	730,669
Amphastar Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	23,639	822,401
Apellis Pharmaceuticals, Inc. (Biotechnology)	(a)	8,810	398,388
Applied Molecular Transport, Inc. (Biotechnology)	(a)	2,404	6,996
Aptinyx, Inc. (Biotechnology)	(a)	28,141	15,700
Arcutis Biotherapeutics, Inc. (Biotechnology)	(a)	5,941	126,603
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	8,746	307,947
Arvinas, Inc. (Pharmaceuticals)	(a)	3,865	162,678
Atara Biotherapeutics, Inc. (Biotechnology)	(a)	26,563	206,926
Athenex, Inc. (Biotechnology)	(a)	11,735	4,804
Athersys, Inc. (Biotechnology)	(a)	60,257	15,667
AtriCure, Inc. (Health Care Equip. & Supplies)	(a)	7,974	325,818
Atrion Corp. (Health Care Equip. & Supplies)		585	367,883
Avidity Biosciences, Inc. (Biotechnology)	(a)	5,306	77,096
Avrobio, Inc. (Biotechnology)	(a)	9,661	8,888
Axonics, Inc. (Health Care Equip. & Supplies)	(a)	6,527	369,885
Bausch + Lomb Corp. (Health Care Equip. & Supplies)	(a)	15,701	239,283
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Beam Therapeutics, Inc. (Biotechnology)	(a)	4,803	$ 185,924
Berkeley Lights, Inc. (Life Sciences Tools & Svs.)	(a)	19,349	96,165
Beyondspring, Inc. (Biotechnology)	(a)	8,867	12,768
Biohaven Pharmaceutical Holding Co. Ltd. (Biotechnology)	(a)	4,750	692,122
Bionano Genomics, Inc. (Life Sciences Tools & Svs.)	(a)	24,308	33,545
Blueprint Medicines Corp. (Biotechnology)	(a)	11,921	602,130
Bridgebio Pharma, Inc. (Biotechnology)	(a)	17,777	161,415
C4 Therapeutics, Inc. (Biotechnology)	(a)	6,485	48,897
Cardiovascular Systems, Inc. (Health Care Equip. & Supplies)	(a)	15,260	219,134
CareDx, Inc. (Biotechnology)	(a)	4,195	90,109
Cerus Corp. (Health Care Equip. & Supplies)	(a)	42,400	224,296
Codexis, Inc. (Life Sciences Tools & Svs.)	(a)	17,805	186,240
Coherus Biosciences, Inc. (Biotechnology)	(a)	29,534	213,826
Collegium Pharmaceutical, Inc. (Pharmaceuticals)	(a)	15,250	270,230
Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	7,252	27,195
Corcept Therapeutics, Inc. (Pharmaceuticals)	(a)	13,346	317,368
Cue Biopharma, Inc. (Biotechnology)	(a)	9,963	24,808
Cytokinetics, Inc. (Biotechnology)	(a)	3,206	125,964
Deciphera Pharmaceuticals, Inc. (Biotechnology)	(a)	9,562	125,740
Denali Therapeutics, Inc. (Biotechnology)	(a)	19,937	586,746
Editas Medicine, Inc. (Biotechnology)	(a)	20,268	239,770
Enanta Pharmaceuticals, Inc. (Biotechnology)	(a)	3,463	163,696
Ensign Group, Inc. / The (Health Care Providers & Svs.)		11,622	853,868
Evolent Health, Inc. Class A (Health Care Technology)	(a)	10,751	330,163
Fate Therapeutics, Inc. (Biotechnology)	(a)	15,656	387,956
Foghorn Therapeutics, Inc. (Biotechnology)	(a)	8,256	112,282
Frequency Therapeutics, Inc. (Biotechnology)	(a)	11,635	17,452
Glaukos Corp. (Health Care Equip. & Supplies)	(a)	2,764	125,541
Global Blood Therapeutics, Inc. (Biotechnology)	(a)	4,069	130,005
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	1,270	71,298
Haemonetics Corp. (Health Care Equip. & Supplies)	(a)	7,130	464,733
Halozyme Therapeutics, Inc. (Biotechnology)	(a)	18,533	815,452
Hanger, Inc. (Health Care Providers & Svs.)	(a)	15,100	216,232
Harmony Biosciences Holdings, Inc. (Pharmaceuticals)	(a)	5,031	245,362
Harpoon Therapeutics, Inc. (Biotechnology)	(a)	9,978	19,058
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	11,939	732,935
Heron Therapeutics, Inc. (Biotechnology)	(a)	34,692	96,791
Heska Corp. (Health Care Equip. & Supplies)	(a)	3,015	284,948
Insmed, Inc. (Biotechnology)	(a)	22,842	450,444
Inspire Medical Systems, Inc. (Health Care Technology)	(a)	4,369	798,085
Integer Holdings Corp. (Health Care Equip. & Supplies)	(a)	4,325	305,604
Intellia Therapeutics, Inc. (Biotechnology)	(a)	8,046	416,461
Intercept Pharmaceuticals, Inc. (Biotechnology)	(a)	6,783	93,673
Intra-Cellular Therapies, Inc. (Pharmaceuticals)	(a)	8,120	463,490
Invitae Corp. (Health Care Providers & Svs.)	(a)	17,449	42,576
iRhythm Technologies, Inc. (Health Care Equip. & Supplies)	(a)	1,936	209,146
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a)	39,694	457,672
Karuna Therapeutics, Inc. (Biotechnology)	(a)	607	76,792

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Karyopharm Therapeutics, Inc. (Biotechnology)	(a)	38,594	$ 174,059
Kiniksa Pharmaceuticals Ltd. Class A (Biotechnology)	(a)	17,844	172,908
Kymera Therapeutics, Inc. (Biotechnology)	(a)	1,184	23,313
Lantheus Holdings, Inc. (Health Care Equip. & Supplies)	(a)	9,563	631,445
LeMaitre Vascular, Inc. (Health Care Equip. & Supplies)		2,251	102,533
LHC Group, Inc. (Health Care Providers & Svs.)	(a)	4,069	633,706
LivaNova PLC (Health Care Equip. & Supplies)	(a)	1,609	100,514
MacroGenics, Inc. (Biotechnology)	(a)	3,552	10,478
MannKind Corp. (Biotechnology)	(a)	38,144	145,329
Medpace Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	4,861	727,546
Merit Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	7,911	429,330
Mirum Pharmaceuticals, Inc. (Biotechnology)	(a)	7,949	154,688
Neogen Corp. (Health Care Equip. & Supplies)	(a)	9,757	235,046
Neoleukin Therapeutics, Inc. (Biotechnology)	(a)	9,004	9,274
Nevro Corp. (Health Care Equip. & Supplies)	(a)	3,665	160,637
NextCure, Inc. (Biotechnology)	(a)	8,883	41,750
NGM Biopharmaceuticals, Inc. (Pharmaceuticals)	(a)	9,360	119,995
NuVasive, Inc. (Health Care Equip. & Supplies)	(a)	4,359	214,288
Omnicell, Inc. (Health Care Equip. & Supplies)	(a)	10,099	1,148,761
Option Care Health, Inc. (Health Care Providers & Svs.)	(a)	9,393	261,031
OraSure Technologies, Inc. (Health Care Equip. & Supplies)	(a)	4,376	11,859
Oyster Point Pharma, Inc. (Biotechnology)	(a)	9,003	38,983
Pacira BioSciences, Inc. (Pharmaceuticals)	(a)	4,474	260,834
Passage Bio, Inc. (Biotechnology)	(a)	8,622	20,348
Personalis, Inc. (Life Sciences Tools & Svs.)	(a)	22,434	77,397
Phreesia, Inc. (Health Care Technology)	(a)	11,187	279,787
Poseida Therapeutics, Inc. (Biotechnology)	(a)	3,813	9,838
Precision BioSciences, Inc. (Biotechnology)	(a)	17,540	28,064
Progyny, Inc. (Health Care Providers & Svs.)	(a)	15,151	440,137
PTC Therapeutics, Inc. (Biotechnology)	(a)	13,616	545,457
Puma Biotechnology, Inc. (Biotechnology)	(a)	19,032	54,241
R1 RCM, Inc. (Health Care Providers & Svs.)	(a)	14,225	298,156
Recursion Pharmaceuticals, Inc. Class A (Biotechnology)	(a)	7,184	58,478
Relay Therapeutics, Inc. (Biotechnology)	(a)	14,951	250,429
Relmada Therapeutics, Inc. (Pharmaceuticals)	(a)	5,208	98,900
Revance Therapeutics, Inc. (Pharmaceuticals)	(a)	8,096	111,887
Rigel Pharmaceuticals, Inc. (Biotechnology)	(a)	88,669	100,196
Rocket Pharmaceuticals, Inc. (Biotechnology)	(a)	2,755	37,909
Sangamo Therapeutics, Inc. (Biotechnology)	(a)	18,515	76,652
Seer, Inc. (Life Sciences Tools & Svs.)	(a)	2,905	26,000
Select Medical Holdings Corp. (Health Care Providers & Svs.)		17,520	413,822
Seres Therapeutics, Inc. (Biotechnology)	(a)	16,907	57,991
Shockwave Medical, Inc. (Health Care Equip. & Supplies)	(a)	5,684	1,086,610
Silk Road Medical, Inc. (Health Care Equip. & Supplies)	(a)	4,376	159,243
Sorrento Therapeutics, Inc. (Biotechnology)	(a)	45,196	90,844
STAAR Surgical Co. (Health Care Equip. & Supplies)	(a)	8,570	607,870
Sutro Biopharma, Inc. (Biotechnology)	(a)	13,219	68,871
Tactile Systems Technology, Inc. (Health Care Equip. & Supplies)	(a)	6,253	45,647
TG Therapeutics, Inc. (Biotechnology)	(a)	15,198	64,591
Theravance Biopharma, Inc. (Pharmaceuticals)	(a)	18,256	165,399
Twist Bioscience Corp. (Biotechnology)	(a)	8,104	283,316
Vericel Corp. (Biotechnology)	(a)	5,321	133,983
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Viemed Healthcare, Inc. (Health Care Providers & Svs.)	(a)	11,958	$ 64,334
Y-mAbs Therapeutics, Inc. (Biotechnology)	(a)	4,746	71,807
Zentalis Pharmaceuticals, Inc. (Biotechnology)	(a)	1,298	36,474
Zynex, Inc. (Health Care Equip. & Supplies)		4,771	38,073
			31,006,562
Industrials–16.5%
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)	(a)	13,166	534,540
Altra Industrial Motion Corp. (Machinery)		4,205	148,226
Ameresco, Inc. Class A (Construction & Engineering)	(a)	5,464	248,940
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)		18,745	1,802,707
ASGN, Inc. (Professional Svs.)	(a)	5,466	493,306
Astec Industries, Inc. (Machinery)		4,471	182,327
Atkore, Inc. (Electrical Equip.)	(a)	9,433	783,033
Bloom Energy Corp. Class A (Electrical Equip.)	(a)	26,514	437,481
Builders FirstSource, Inc. (Building Products)	(a)	7,503	402,911
Chart Industries, Inc. (Machinery)	(a)	4,586	767,605
Cimpress PLC (Commercial Svs. & Supplies)	(a)	1,170	45,513
Comfort Systems U.S.A., Inc. (Construction & Engineering)		1,618	134,537
Desktop Metal, Inc. Class A (Machinery)	(a)	19,562	43,036
Dycom Industries, Inc. (Construction & Engineering)	(a)	2,423	225,436
EMCOR Group, Inc. (Construction & Engineering)		12,173	1,253,332
Evoqua Water Technologies Corp. (Machinery)	(a)	20,195	656,539
Fluor Corp. (Construction & Engineering)	(a)	22,247	541,492
Forrester Research, Inc. (Professional Svs.)	(a)	4,676	223,700
Franklin Covey Co. (Professional Svs.)	(a)	19,876	917,874
Franklin Electric Co., Inc. (Machinery)		20,468	1,499,486
Herc Holdings, Inc. (Trading Companies & Distributors)		842	75,906
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	9,416	667,971
Hyliion Holdings Corp. (Machinery)	(a)	21,888	70,479
Insperity, Inc. (Professional Svs.)		13,789	1,376,556
JELD-WEN Holding, Inc. (Building Products)	(a)	7,549	110,140
KBR, Inc. (Professional Svs.)		10,010	484,384
Kforce, Inc. (Professional Svs.)		18,664	1,144,850
Manitowoc Co., Inc. / The (Machinery)	(a)	2,982	31,400
Meritor, Inc. (Machinery)	(a)	7,808	283,665
Moog, Inc. Class A (Aerospace & Defense)		3,771	299,380
Proto Labs, Inc. (Machinery)	(a)	3,538	169,258
Radiant Logistics, Inc. (Air Freight & Logistics)	(a)	10,231	75,914
Rush Enterprises, Inc. Class A (Trading Companies & Distributors)		7,764	374,225
Saia, Inc. (Road & Rail)	(a)	5,283	993,204
Shoals Technologies Group, Inc. Class A (Electrical Equip.)	(a)	13,269	218,673
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	5,885	699,550
Terex Corp. (Machinery)		25,018	684,743
Tetra Tech, Inc. (Commercial Svs. & Supplies)		7,410	1,011,835
TriNet Group, Inc. (Professional Svs.)	(a)	6,586	511,205
UFP Industries, Inc. (Building Products)		14,971	1,020,124
Upwork, Inc. (Professional Svs.)	(a)	12,018	248,532
Watts Water Technologies, Inc. Class A (Machinery)		4,055	498,116
Welbilt, Inc. (Machinery)	(a)	16,589	394,984
Werner Enterprises, Inc. (Road & Rail)		17,653	680,347
			23,467,462
Information Technology–20.0%
8x8, Inc. (Software)	(a)	13,109	67,511

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
ACI Worldwide, Inc. (Software)	(a)	22,258	$ 576,260
Alarm.com Holdings, Inc. (Software)	(a)	7,198	445,268
Altair Engineering, Inc. Class A (Software)	(a)	14,660	769,650
Ambarella, Inc. (Semiconductors & Equip.)	(a)	4,999	327,234
Amkor Technology, Inc. (Semiconductors & Equip.)		9,172	155,465
Appian Corp. (Software)	(a)	6,661	315,465
Asana, Inc. Class A (Software)	(a)	9,833	172,864
Avaya Holdings Corp. (Software)	(a)	6,658	14,914
Axcelis Technologies, Inc. (Semiconductors & Equip.)	(a)	3,820	209,489
Badger Meter, Inc. (Electronic Equip., Instr. & Comp.)		909	73,529
BigCommerce Holdings, Inc. (IT Svs.)	(a)	5,689	92,162
Blackline, Inc. (Software)	(a)	6,296	419,314
Box, Inc. Class A (Software)	(a)	30,486	766,418
BTRS Holdings, Inc. (Software)	(a)	17,554	87,419
Calix, Inc. (Communications Equip.)	(a)	14,377	490,831
CMC Materials, Inc. (Semiconductors & Equip.)		3,747	653,814
CSG Systems International, Inc. (IT Svs.)		16,044	957,506
Digital Turbine, Inc. (Software)	(a)	13,930	243,357
DigitalOcean Holdings, Inc. (IT Svs.)	(a)	4,907	202,953
Envestnet, Inc. (Software)	(a)	4,458	235,249
ePlus, Inc. (Electronic Equip., Instr. & Comp.)	(a)	11,882	631,172
ExlService Holdings, Inc. (IT Svs.)	(a)	2,229	328,399
Extreme Networks, Inc. (Communications Equip.)	(a)	22,134	197,435
FARO Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	240	7,399
Flywire Corp. (IT Svs.)	(a)	4,699	82,843
Hackett Group, Inc. / The (IT Svs.)		6,448	122,319
Ichor Holdings Ltd. (Semiconductors & Equip.)	(a)	12,609	327,582
Insight Enterprises, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5,306	457,802
International Money Express, Inc. (IT Svs.)	(a)	6,445	131,929
Itron, Inc. (Electronic Equip., Instr. & Comp.)	(a)	9,900	489,357
Kulicke & Soffa Industries, Inc. (Semiconductors & Equip.)		7,518	321,846
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	23,514	1,140,429
LivePerson, Inc. (Software)	(a)	17,807	251,791
Marqeta, Inc. Class A (IT Svs.)	(a)	55,363	448,994
MaxLinear, Inc. (Semiconductors & Equip.)	(a)	13,361	454,007
Momentive Global, Inc. (Software)	(a)	15,542	136,770
NETGEAR, Inc. (Communications Equip.)	(a)	9,607	177,922
Onto Innovation, Inc. (Semiconductors & Equip.)	(a)	1,729	120,580
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	11,988	1,024,255
PagerDuty, Inc. (Software)	(a)	32,016	793,356
PC Connection, Inc. (Electronic Equip., Instr. & Comp.)		12,511	551,109
Perficient, Inc. (IT Svs.)	(a)	6,636	608,455
Power Integrations, Inc. (Semiconductors & Equip.)		18,755	1,406,812
Progress Software Corp. (Software)		16,369	741,516
PROS Holdings, Inc. (Software)	(a)	9,570	251,021
Q2 Holdings, Inc. (Software)	(a)	10,094	389,326
Qualys, Inc. (Software)	(a)	3,401	429,002
Rapid7, Inc. (Software)	(a)	13,590	907,812
Sailpoint Technologies Holdings, Inc. (Software)	(a)	12,074	756,798
Semtech Corp. (Semiconductors & Equip.)	(a)	7,428	408,317
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	10,650	$ 1,493,343
Sprout Social, Inc. Class A (Software)	(a)	10,567	613,626
SPS Commerce, Inc. (Software)	(a)	4,067	459,774
SunPower Corp. (Semiconductors & Equip.)	(a)	8,593	135,855
Synaptics, Inc. (Semiconductors & Equip.)	(a)	5,081	599,812
Tenable Holdings, Inc. (Software)	(a)	19,521	886,449
TTEC Holdings, Inc. (IT Svs.)		6,055	411,074
Ultra Clean Holdings, Inc. (Semiconductors & Equip.)	(a)	8,538	254,176
Varonis Systems, Inc. (Software)	(a)	30,100	882,532
Verra Mobility Corp. (IT Svs.)	(a)	10,734	168,631
Workiva, Inc. (Software)	(a)	12,530	826,855
Yext, Inc. (Software)	(a)	70,778	338,319
			28,443,473
Materials–3.4%
Alpha Metallurgical Resources, Inc. (Metals & Mining)		2,111	272,593
Avient Corp. (Chemicals)		17,816	714,065
Cabot Corp. (Chemicals)		12,355	788,126
Constellium SE (Metals & Mining)	(a)	29,879	394,702
H.B. Fuller Co. (Chemicals)		9,020	543,094
Hawkins, Inc. (Chemicals)		2,602	93,750
Ingevity Corp. (Chemicals)	(a)	4,255	268,661
Livent Corp. (Chemicals)	(a)	29,382	666,678
Novagold Resources, Inc. (Metals & Mining)	(a)	65,935	317,147
Quaker Chemical Corp. (Chemicals)		1,818	271,827
Schnitzer Steel Industries, Inc. Class A (Metals & Mining)		7,765	255,003
Stepan Co. (Chemicals)		1,768	179,187
Venator Materials PLC (Chemicals)	(a)	55,792	116,047
			4,880,880
Real Estate–1.6%
Braemar Hotels & Resorts, Inc. (Equity REIT)		51,306	220,103
Broadstone Net Lease, Inc. (Equity REIT)		2	41
Corporate Office Properties Trust (Equity REIT)		6,503	170,314
Cushman & Wakefield PLC (Real Estate Mgmt. & Development)	(a)	11,168	170,200
EastGroup Properties, Inc. (Equity REIT)		7,606	1,173,834
Marcus & Millichap, Inc. (Real Estate Mgmt. & Development)		10,682	395,127
Outfront Media, Inc. (Equity REIT)		5,507	93,344
Redfin Corp. (Real Estate Mgmt. & Development)	(a)	4,977	41,010
			2,263,973
Utilities–1.7%
Black Hills Corp. (Multi-Utilities)		5,648	411,005
Brookfield Infrastructure Corp. Class A (Gas Utilities)		20,753	882,002
Clearway Energy, Inc. Class A (Ind. Power & Renewable Elec.)		5,330	170,400
ONE Gas, Inc. (Gas Utilities)		2,872	233,178
Portland General Electric Co. (Electric Utilities)		6,714	324,487
Sunnova Energy International, Inc. (Ind. Power & Renewable Elec.)	(a)	18,441	339,868
			2,360,940
Total Common Stocks (Cost $167,555,782)			$129,516,161

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Rights –0.0%	Quantity	Value
Health Care–0.0%
Flexion Therapeutics, Inc. CVR (Biotechnology)	6,185	$ 3,835
Prevail Therapeutics, Inc. CVR (Biotechnology)	2,231	1,115
Total Rights (Cost $4,950)		$ 4,950

Money Market Funds–6.2%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.494%	(b)	8,843,194	$ 8,842,310
Total Money Market Funds (Cost $8,843,175)			$ 8,842,310
Total Investments – 97.2% (Cost $176,403,907)	(c)		$138,363,421
Other Assets in Excess of Liabilities – 2.8%	(d)		3,920,362
Net Assets – 100.0%			$142,283,783

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts
CVR:	Contingent Value Right

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2022.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $605,000 of cash pledged as collateral for the futures contracts outstanding at June 30, 2022. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2022 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Russell 2000 Index - Long	110	September 16, 2022	$9,756,174	$9,394,000	$(362,174)	$(73,700)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Unaudited)
Objective/Strategy
The ON S&P MidCap 400® Index Portfolio seeks total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its net assets in the common stocks and other securities included in the S& P MidCap 400® Index.
Performance as of June 30, 2022
Average Annual returns
One year	-15.03%
Five years	6.54%
Ten years	9.08%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.41% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the  Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -19.72% versus -19.54% for its benchmark, the S&P MidCap 400® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio intends to track the underlying return of the S&P MidCap 400® Index. There were no material market events or changes in strategy during the six-month period that materially impacted the Portfolio’s relative return. Sources of return variance were the Portfolio’s expenses and the cumulative impact of investing the day-to-day cash flows in the Portfolio.
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?
A.  There was no impact from either sector allocation or stock selection that caused any significant performance variance between the Portfolio and its benchmark for the six-month period. Consumer Discretionary, followed by Industrials and Information Technology, were the top detractors from performance. The only sector that contributed for the period was Energy.(1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Because the Portfolio weights its holdings to be similar to those utilized by the benchmark, there were no holdings that significantly contributed to, or detracted from, the Portfolio’s benchmark-relative performance. Benchmark constituents that contributed the most to Portfolio and benchmark returns for the six-month period were EQT Corp., First Horizon Corp. and Alleghany Corp. Trex Co., Inc., Masimo Corp., and Synaptics, Inc. were leading detractors. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  The Portfolio uses long CME E-mini S&P MidCap 400 Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures contracts detracted 16 basis points from the Portfolio’s absolute return for the six-month period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P MidCap 400® Index is a capitalization-weighted index of 400 common stocks representing all major industries in the mid-range of the U.S. stock market. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Prior to December 16, 2016, the Portfolio was known as the Target VIP Portfolio. The strategy of the Target VIP Portfolio was to seek above average total return by investing in common stocks of companies which were identified by a model that applied separate uniquely specialized strategies.
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P MidCap 400® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2022 (1)
% of Net Assets
Common Stocks (4)	97.2
U.S. Treasury Obligations	0.0
Money Market Funds and Other Net Assets	2.8
100.0
Top 10 Portfolio Holdings as of June 30, 2022 (1) (2) (3)
		% of Net Assets
1.	Targa Resources Corp.	0.7
2.	Carlisle Cos., Inc.	0.6
3.	Steel Dynamics, Inc.	0.6
4.	First Horizon Corp.	0.6
5.	Alleghany Corp.	0.6
6.	Service Corp. International	0.6
7.	United Therapeutics Corp.	0.5
8.	Essential Utilities, Inc.	0.5
9.	Reliance Steel & Aluminum Co.	0.5
10.	Fair Isaac Corp.	0.5

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):
% of Net Assets
Industrials	17.5
Financials	14.5
Consumer Discretionary	13.3
Information Technology	13.2
Health Care	9.7
Real Estate	9.0
Materials	6.7
Utilities	4.0
Consumer Staples	3.9
Energy	3.9
Communication Services	1.5
97.2

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks–97.2%		Shares	Value
Communication Services–1.5%
Cable One, Inc. (Media)		818	$ 1,054,664
Iridium Communications, Inc. (Diversified Telecom. Svs.)	(a)	21,310	800,403
John Wiley & Sons, Inc. Class A (Media)		7,226	345,114
New York Times Co. / The Class A (Media)		27,754	774,337
TEGNA, Inc. (Media)		36,841	772,556
TripAdvisor, Inc. (Interactive Media & Svs.)	(a)	16,680	296,904
World Wrestling Entertainment, Inc. Class A (Entertainment)		7,200	449,928
Ziff Davis, Inc. (Interactive Media & Svs.)	(a)	7,874	586,849
			5,080,755
Consumer Discretionary–13.3%
Adient PLC (Auto Components)	(a)	15,785	467,710
American Eagle Outfitters, Inc. (Specialty Retail)		25,645	286,711
AutoNation, Inc. (Specialty Retail)	(a)	5,923	661,954
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		13,319	662,620
Brunswick Corp. (Leisure Products)		12,608	824,311
Callaway Golf Co. (Leisure Products)	(a)	19,373	395,209
Capri Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a)	24,577	1,007,903
Carter's, Inc. (Textiles, Apparel & Luxury Goods)		6,708	472,780
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		5,478	611,509
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)		5,698	1,091,338
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)		5,548	397,126
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)		3,867	322,856
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a)	10,252	498,965
Dana, Inc. (Auto Components)		23,864	335,766
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	4,535	1,158,012
Dick's Sporting Goods, Inc. (Specialty Retail)		9,665	728,451
Five Below, Inc. (Specialty Retail)	(a)	9,242	1,048,320
Foot Locker, Inc. (Specialty Retail)		13,918	351,430
Fox Factory Holding Corp. (Auto Components)	(a)	7,017	565,149
GameStop Corp. Class A (Specialty Retail)	(a)	10,295	1,259,078
Gap, Inc. / The (Specialty Retail)		35,093	289,166
Gentex Corp. (Auto Components)		39,035	1,091,809
Goodyear Tire & Rubber Co. / The (Auto Components)	(a)	47,028	503,670
Graham Holdings Co. Class B (Diversified Consumer Svs.)		652	369,580
Grand Canyon Education, Inc. (Diversified Consumer Svs.)	(a)	5,381	506,836
H&R Block, Inc. (Diversified Consumer Svs.)		26,571	938,488
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		58,068	597,520
Harley-Davidson, Inc. (Automobiles)		24,537	776,841
Helen of Troy Ltd. (Household Durables)	(a)	3,970	644,768
KB Home (Household Durables)		14,443	411,048
Kohl's Corp. (Multiline Retail)		21,409	764,087
Lear Corp. (Auto Components)		9,953	1,252,983
Leggett & Platt, Inc. (Household Durables)		22,237	768,955
Light & Wonder, Inc. (Hotels, Restaurants & Leisure)	(a)	15,927	748,410
Lithia Motors, Inc. (Specialty Retail)		4,817	1,323,760
Macy's, Inc. (Multiline Retail)		47,427	868,863
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)		6,898	801,548
Mattel, Inc. (Leisure Products)	(a)	58,687	1,310,481
Murphy U.S.A., Inc. (Specialty Retail)		3,707	863,249
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Nordstrom, Inc. (Multiline Retail)		18,577	$ 392,532
Ollie's Bargain Outlet Holdings, Inc. (Multiline Retail)	(a)	9,713	570,639
Papa John's International, Inc. (Hotels, Restaurants & Leisure)		5,304	442,990
Polaris, Inc. (Leisure Products)		9,311	924,396
RH (Specialty Retail)	(a)	2,928	621,497
Service Corp. International (Diversified Consumer Svs.)		26,428	1,826,703
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	12,953	281,080
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	22,457	799,020
Taylor Morrison Home Corp. (Household Durables)	(a)	19,919	465,308
Tempur Sealy International, Inc. (Household Durables)		29,227	624,581
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		11,349	830,747
Thor Industries, Inc. (Automobiles)		9,162	684,676
Toll Brothers, Inc. (Household Durables)		18,358	818,767
TopBuild Corp. (Household Durables)	(a)	5,457	912,192
Travel + Leisure Co. (Hotels, Restaurants & Leisure)		14,221	552,059
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	31,412	261,662
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a)	33,751	255,833
Victoria's Secret & Co. (Specialty Retail)	(a)	11,308	316,285
Visteon Corp. (Auto Components)	(a)	4,680	484,754
Wendy's Co. / The (Hotels, Restaurants & Leisure)		28,536	538,760
Williams-Sonoma, Inc. (Specialty Retail)		11,660	1,293,677
Wingstop, Inc. (Hotels, Restaurants & Leisure)		4,974	371,906
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)		15,334	1,007,750
YETI Holdings, Inc. (Leisure Products)	(a)	14,345	620,708
			43,877,782
Consumer Staples–3.9%
BellRing Brands, Inc. (Personal Products)	(a)	18,162	452,052
BJ's Wholesale Club Holdings, Inc. (Food & Staples Retailing)	(a)	22,461	1,399,769
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	1,565	474,148
Casey's General Stores, Inc. (Food & Staples Retailing)		6,179	1,142,991
Coty, Inc. Class A (Personal Products)	(a)	57,284	458,845
Darling Ingredients, Inc. (Food Products)	(a)	26,891	1,608,082
Energizer Holdings, Inc. (Household Products)		10,914	309,412
Flowers Foods, Inc. (Food Products)		33,183	873,377
Grocery Outlet Holding Corp. (Food & Staples Retailing)	(a)	14,600	622,398
Hain Celestial Group, Inc. / The (Food Products)	(a)	14,950	354,913
Ingredion, Inc. (Food Products)		11,025	971,964
Lancaster Colony Corp. (Food Products)		3,299	424,845
Nu Skin Enterprises, Inc. Class A (Personal Products)		8,359	361,945
Performance Food Group Co. (Food & Staples Retailing)	(a)	25,807	1,186,606
Pilgrim's Pride Corp. (Food Products)	(a)	8,003	249,934
Post Holdings, Inc. (Food Products)	(a)	9,304	766,184
Sanderson Farms, Inc. (Food Products)		3,532	761,252
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a)	18,251	462,115
			12,880,832

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Energy–3.9%
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)		54,166	$ 490,202
ChampionX Corp. (Energy Equip. & Svs.)		33,865	672,220
CNX Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	32,475	534,539
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)		16,105	789,467
EQT Corp. (Oil, Gas & Consumable Fuels)		49,220	1,693,168
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)		67,728	430,750
HF Sinclair Corp. (Oil, Gas & Consumable Fuels)		24,901	1,124,529
Matador Resources Co. (Oil, Gas & Consumable Fuels)		18,487	861,309
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		24,316	734,100
NOV, Inc. (Energy Equip. & Svs.)		65,397	1,105,863
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		15,888	978,860
Range Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	43,154	1,068,062
Targa Resources Corp. (Oil, Gas & Consumable Fuels)		37,958	2,264,954
			12,748,023
Financials–14.5%
Affiliated Managers Group, Inc. (Capital Markets)		6,439	750,787
Alleghany Corp. (Insurance)	(a)	2,240	1,866,144
American Financial Group, Inc. (Insurance)		11,052	1,534,128
Associated Banc-Corp. (Banks)		24,981	456,153
Bank of Hawaii Corp. (Banks)		6,708	499,075
Bank OZK (Banks)		18,799	705,526
Brighthouse Financial, Inc. (Insurance)	(a)	12,469	511,478
Cadence Bank (Banks)		30,549	717,291
Cathay General Bancorp (Banks)		12,512	489,845
CNO Financial Group, Inc. (Insurance)		19,295	349,047
Commerce Bancshares, Inc. (Banks)		18,292	1,200,870
Cullen / Frost Bankers, Inc. (Banks)		9,498	1,106,042
East West Bancorp, Inc. (Banks)		23,626	1,530,965
Essent Group Ltd. (Thrifts & Mortgage Finance)		17,915	696,893
Evercore, Inc. Class A (Capital Markets)		6,759	632,710
Federated Hermes, Inc. (Capital Markets)		15,262	485,179
First American Financial Corp. (Insurance)		17,882	946,315
First Financial Bankshares, Inc. (Banks)		21,385	839,789
First Horizon Corp. (Banks)		89,052	1,946,677
FirstCash Holdings, Inc. (Consumer Finance)		6,559	455,916
FNB Corp. (Banks)		56,176	610,071
Fulton Financial Corp. (Banks)		26,764	386,740
Glacier Bancorp, Inc. (Banks)		18,072	856,974
Hancock Whitney Corp. (Banks)		14,380	637,465
Hanover Insurance Group, Inc. / The (Insurance)		5,925	866,531
Home BancShares, Inc. (Banks)		31,498	654,213
Interactive Brokers Group, Inc. Class A (Capital Markets)		14,560	800,946
International Bancshares Corp. (Banks)		8,835	354,107
Janus Henderson Group PLC (Capital Markets)		27,935	656,752
Jefferies Financial Group, Inc. (Capital Markets)		31,900	881,078
Kemper Corp. (Insurance)		9,985	478,282
Kinsale Capital Group, Inc. (Insurance)		3,585	823,259
Mercury General Corp. (Insurance)		4,425	196,028
MGIC Investment Corp. (Thrifts & Mortgage Finance)		51,546	649,480
Navient Corp. (Consumer Finance)		24,622	344,462
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		77,758	709,931
Old National Bancorp (Banks)		48,775	721,382
Common Stocks (Continued)		Shares	Value
Financials (continued)
Old Republic International Corp. (Insurance)		47,737	$ 1,067,399
PacWest Bancorp (Banks)		19,554	521,310
Pinnacle Financial Partners, Inc. (Banks)		12,717	919,566
Primerica, Inc. (Insurance)		6,407	766,854
Prosperity Bancshares, Inc. (Banks)		15,348	1,047,808
Reinsurance Group of America, Inc. (Insurance)		11,153	1,308,135
RenaissanceRe Holdings Ltd. (Insurance)		7,357	1,150,414
RLI Corp. (Insurance)		6,639	774,041
SEI Investments Co. (Capital Markets)		17,369	938,273
Selective Insurance Group, Inc. (Insurance)		10,048	873,573
SLM Corp. (Consumer Finance)		44,822	714,463
Stifel Financial Corp. (Capital Markets)		17,744	994,019
Synovus Financial Corp. (Banks)		24,198	872,338
Texas Capital Bancshares, Inc. (Banks)	(a)	8,445	444,545
UMB Financial Corp. (Banks)		7,172	617,509
Umpqua Holdings Corp. (Banks)		36,136	606,001
United Bankshares, Inc. (Banks)		22,596	792,442
Unum Group (Insurance)		33,481	1,139,024
Valley National Bancorp (Banks)		69,965	728,336
Voya Financial, Inc. (Diversified Financial Svs.)		17,011	1,012,665
Washington Federal, Inc. (Banks)		10,873	326,407
Webster Financial Corp. (Banks)		29,652	1,249,832
Wintrust Financial Corp. (Banks)		10,034	804,225
			48,017,710
Health Care–9.7%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	15,072	1,019,319
Amedisys, Inc. (Health Care Providers & Svs.)	(a)	5,423	570,066
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	17,604	619,837
Bruker Corp. (Life Sciences Tools & Svs.)		16,649	1,044,891
Chemed Corp. (Health Care Providers & Svs.)		2,492	1,169,720
Encompass Health Corp. (Health Care Providers & Svs.)		16,616	931,327
Enovis Corp. (Health Care Equip. & Supplies)	(a)	7,826	430,430
Envista Holdings Corp. (Health Care Equip. & Supplies)	(a)	27,075	1,043,471
Exelixis, Inc. (Biotechnology)	(a)	53,401	1,111,809
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	13,202	741,160
Haemonetics Corp. (Health Care Equip. & Supplies)	(a)	8,510	554,682
Halozyme Therapeutics, Inc. (Biotechnology)	(a)	22,967	1,010,548
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	14,046	862,284
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	3,342	549,391
Inari Medical, Inc. (Health Care Equip. & Supplies)	(a)	5,661	384,891
Integra LifeSciences Holdings Corp. (Health Care Equip. & Supplies)	(a)	11,903	643,119
Jazz Pharmaceuticals PLC (Pharmaceuticals)	(a)	10,376	1,618,760
LHC Group, Inc. (Health Care Providers & Svs.)	(a)	5,166	804,553
LivaNova PLC (Health Care Equip. & Supplies)	(a)	8,897	555,796
Masimo Corp. (Health Care Equip. & Supplies)	(a)	8,502	1,110,956
Medpace Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	4,482	670,821
Neogen Corp. (Health Care Equip. & Supplies)	(a)	17,951	432,440
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	15,913	1,551,199
NuVasive, Inc. (Health Care Equip. & Supplies)	(a)	8,664	425,922
Option Care Health, Inc. (Health Care Providers & Svs.)	(a)	23,082	641,449
Patterson Cos., Inc. (Health Care Providers & Svs.)		14,465	438,290
Penumbra, Inc. (Health Care Equip. & Supplies)	(a)	5,897	734,294
Perrigo Co. PLC (Pharmaceuticals)		22,402	908,849
Progyny, Inc. (Health Care Providers & Svs.)	(a)	11,787	342,412

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Health Care (continued)
QuidelOrtho Corp. (Health Care Equip. & Supplies)	(a)	8,328	$ 809,315
R1 RCM, Inc. (Health Care Providers & Svs.)	(a)	22,353	468,519
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	8,583	1,393,879
Shockwave Medical, Inc. (Health Care Equip. & Supplies)	(a)	5,959	1,139,182
Sotera Health Co. (Life Sciences Tools & Svs.)	(a)	16,480	322,843
STAAR Surgical Co. (Health Care Equip. & Supplies)	(a)	7,960	564,603
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	17,078	1,224,151
Tandem Diabetes Care, Inc. (Health Care Equip. & Supplies)	(a)	10,649	630,314
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	17,935	942,664
United Therapeutics Corp. (Biotechnology)	(a)	7,542	1,777,197
			32,195,353
Industrials–17.5%
Acuity Brands, Inc. (Electrical Equip.)		5,757	886,808
AECOM (Construction & Engineering)		23,532	1,534,757
AGCO Corp. (Machinery)		10,177	1,004,470
ASGN, Inc. (Professional Svs.)	(a)	8,508	767,847
Avis Budget Group, Inc. (Road & Rail)	(a)	5,708	839,533
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	11,823	1,101,549
Brink's Co. / The (Commercial Svs. & Supplies)		7,829	475,299
Builders FirstSource, Inc. (Building Products)	(a)	28,764	1,544,627
CACI International, Inc. Class A (Professional Svs.)	(a)	3,898	1,098,378
Carlisle Cos., Inc. (Building Products)		8,607	2,053,716
Chart Industries, Inc. (Machinery)	(a)	5,969	999,091
Clean Harbors, Inc. (Commercial Svs. & Supplies)	(a)	8,337	730,905
Crane Holdings Co. (Machinery)		7,933	694,613
Curtiss-Wright Corp. (Aerospace & Defense)		6,401	845,316
Donaldson Co., Inc. (Machinery)		20,571	990,288
Dycom Industries, Inc. (Construction & Engineering)	(a)	4,933	458,966
EMCOR Group, Inc. (Construction & Engineering)		8,515	876,704
EnerSys (Electrical Equip.)		6,868	404,937
Esab Corp. (Machinery)		7,596	332,325
Flowserve Corp. (Machinery)		21,751	622,731
Fluor Corp. (Construction & Engineering)	(a)	23,643	575,471
FTI Consulting, Inc. (Professional Svs.)	(a)	5,739	1,037,898
GATX Corp. (Trading Companies & Distributors)		5,927	558,086
Graco, Inc. (Machinery)		28,175	1,673,877
GXO Logistics, Inc. (Air Freight & Logistics)	(a)	16,942	733,080
Hexcel Corp. (Aerospace & Defense)		13,994	732,026
Hubbell, Inc. (Electrical Equip.)		8,934	1,595,434
IAA, Inc. (Commercial Svs. & Supplies)	(a)	22,311	731,131
Insperity, Inc. (Professional Svs.)		5,932	592,192
ITT, Inc. (Machinery)		13,902	934,771
JetBlue Airways Corp. (Airlines)	(a)	53,409	447,033
KBR, Inc. (Professional Svs.)		23,236	1,124,390
Kennametal, Inc. (Machinery)		13,759	319,622
Kirby Corp. (Marine)	(a)	10,039	610,773
Knight-Swift Transportation Holdings, Inc. (Road & Rail)		27,233	1,260,616
Landstar System, Inc. (Road & Rail)		6,181	898,841
Lennox International, Inc. (Building Products)		5,500	1,136,245
Lincoln Electric Holdings, Inc. (Machinery)		9,673	1,193,261
ManpowerGroup, Inc. (Professional Svs.)		8,781	670,956
MasTec, Inc. (Construction & Engineering)	(a)	9,514	681,773
MDU Resources Group, Inc. (Construction & Engineering)		33,856	913,773
Mercury Systems, Inc. (Aerospace & Defense)	(a)	9,602	617,697
Middleby Corp. / The (Machinery)	(a)	9,055	1,135,135
Common Stocks (Continued)		Shares	Value
Industrials (continued)
MillerKnoll, Inc. (Commercial Svs. & Supplies)		12,619	$ 331,501
MSA Safety, Inc. (Commercial Svs. & Supplies)		6,091	737,437
MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)		7,856	590,064
nVent Electric PLC (Electrical Equip.)		27,695	867,684
Oshkosh Corp. (Machinery)		10,954	899,762
Owens Corning (Building Products)		16,163	1,201,073
Regal Rexnord Corp. (Electrical Equip.)		11,156	1,266,429
Ryder System, Inc. (Road & Rail)		8,514	605,005
Saia, Inc. (Road & Rail)	(a)	4,397	826,636
Simpson Manufacturing Co., Inc. (Building Products)		7,186	722,983
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	15,332	672,308
Sunrun, Inc. (Electrical Equip.)	(a)	34,982	817,180
Terex Corp. (Machinery)		11,538	315,795
Tetra Tech, Inc. (Commercial Svs. & Supplies)		8,938	1,220,484
Timken Co. / The (Machinery)		11,231	595,805
Toro Co. / The (Machinery)		17,405	1,319,125
Trex Co., Inc. (Building Products)	(a)	18,847	1,025,654
Univar Solutions, Inc. (Trading Companies & Distributors)	(a)	28,176	700,737
Valmont Industries, Inc. (Construction & Engineering)		3,548	796,987
Vicor Corp. (Electrical Equip.)	(a)	3,593	196,645
Watsco, Inc. (Trading Companies & Distributors)		5,522	1,318,764
Watts Water Technologies, Inc. Class A (Machinery)		4,567	561,010
Werner Enterprises, Inc. (Road & Rail)		9,857	379,889
Woodward, Inc. (Aerospace & Defense)		10,097	933,872
XPO Logistics, Inc. (Road & Rail)	(a)	16,469	793,147
			58,132,917
Information Technology–13.2%
ACI Worldwide, Inc. (Software)	(a)	19,111	494,784
Amkor Technology, Inc. (Semiconductors & Equip.)		16,709	283,218
Arrow Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	10,995	1,232,430
Aspen Technology, Inc. (Software)	(a)	4,661	856,133
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		16,263	697,357
Azenta, Inc. (Semiconductors & Equip.)		12,484	900,096
Belden, Inc. (Electronic Equip., Instr. & Comp.)		7,368	392,493
Blackbaud, Inc. (Software)	(a)	7,581	440,229
Bread Financial Holdings, Inc. (IT Svs.)		8,287	307,116
Calix, Inc. (Communications Equip.)	(a)	9,251	315,829
CDK Global, Inc. (Software)		19,444	1,064,948
Ciena Corp. (Communications Equip.)	(a)	25,328	1,157,490
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	9,537	691,814
CMC Materials, Inc. (Semiconductors & Equip.)		4,764	831,270
Cognex Corp. (Electronic Equip., Instr. & Comp.)		28,926	1,229,934
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a)	4,131	1,099,755
CommVault Systems, Inc. (Software)	(a)	7,426	467,095
Concentrix Corp. (IT Svs.)		7,163	971,589
Envestnet, Inc. (Software)	(a)	9,188	484,851
Euronet Worldwide, Inc. (IT Svs.)	(a)	8,416	846,565
Fair Isaac Corp. (Software)	(a)	4,317	1,730,685
First Solar, Inc. (Semiconductors & Equip.)	(a)	16,503	1,124,349
Genpact Ltd. (IT Svs.)		28,360	1,201,330
II-VI, Inc. (Electronic Equip., Instr. & Comp.)	(a)	17,724	903,038
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	5,786	544,636
Jabil, Inc. (Electronic Equip., Instr. & Comp.)		23,511	1,203,998
Kyndryl Holdings, Inc. (IT Svs.)	(a)	29,909	292,510

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	22,911	$ 1,111,184
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)		4,119	1,046,391
Lumentum Holdings, Inc. (Communications Equip.)	(a)	11,488	912,377
Manhattan Associates, Inc. (Software)	(a)	10,508	1,204,217
Maximus, Inc. (IT Svs.)		10,225	639,165
MKS Instruments, Inc. (Semiconductors & Equip.)		9,267	951,072
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		21,839	682,032
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	22,743	707,535
Paylocity Holding Corp. (Software)	(a)	6,608	1,152,567
Power Integrations, Inc. (Semiconductors & Equip.)		9,708	728,197
Qualys, Inc. (Software)	(a)	5,560	701,338
Sabre Corp. (IT Svs.)	(a)	54,341	316,808
Sailpoint Technologies Holdings, Inc. (Software)	(a)	15,696	983,825
Science Applications International Corp. (IT Svs.)		9,293	865,178
Semtech Corp. (Semiconductors & Equip.)	(a)	10,567	580,868
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	6,090	853,940
SiTime Corp. (Semiconductors & Equip.)	(a)	2,592	422,574
SunPower Corp. (Semiconductors & Equip.)	(a)	13,894	219,664
Synaptics, Inc. (Semiconductors & Equip.)	(a)	6,594	778,422
TD SYNNEX Corp. (Electronic Equip., Instr. & Comp.)		6,880	626,768
Teradata Corp. (Software)	(a)	17,432	645,158
Universal Display Corp. (Semiconductors & Equip.)		7,232	731,445
Viasat, Inc. (Communications Equip.)	(a)	12,393	379,598
Vishay Intertechnology, Inc. (Electronic Equip., Instr. & Comp.)		21,965	391,416
Vontier Corp. (Electronic Equip., Instr. & Comp.)		26,806	616,270
Western Union Co. / The (IT Svs.)		64,271	1,058,543
WEX, Inc. (IT Svs.)	(a)	7,490	1,165,144
Wolfspeed, Inc. (Semiconductors & Equip.)	(a)	20,584	1,306,055
Xerox Holdings Corp. (Tech. Hardware, Storage & Periph.)		19,853	294,817
			43,838,110
Materials–6.7%
Alcoa Corp. (Metals & Mining)		30,709	1,399,716
AptarGroup, Inc. (Containers & Packaging)		10,917	1,126,744
Ashland Global Holdings, Inc. (Chemicals)		8,444	870,154
Avient Corp. (Chemicals)		15,222	610,098
Cabot Corp. (Chemicals)		9,396	599,371
Chemours Co. / The (Chemicals)		25,884	828,806
Cleveland-Cliffs, Inc. (Metals & Mining)	(a)	79,501	1,221,930
Commercial Metals Co. (Metals & Mining)		20,228	669,547
Eagle Materials, Inc. (Construction Materials)		6,577	723,075
Greif, Inc. Class A (Containers & Packaging)		4,429	276,281
Ingevity Corp. (Chemicals)	(a)	6,452	407,379
Louisiana-Pacific Corp. (Paper & Forest Products)		13,672	716,550
Minerals Technologies, Inc. (Chemicals)		5,489	336,695
NewMarket Corp. (Chemicals)		1,127	339,182
Olin Corp. (Chemicals)		23,107	1,069,392
Reliance Steel & Aluminum Co. (Metals & Mining)		10,314	1,751,936
Royal Gold, Inc. (Metals & Mining)		10,928	1,166,892
RPM International, Inc. (Chemicals)		21,560	1,697,203
Scotts Miracle-Gro Co. / The (Chemicals)		6,732	531,761
Sensient Technologies Corp. (Chemicals)		6,998	563,759
Common Stocks (Continued)		Shares	Value
Materials (continued)
Silgan Holdings, Inc. (Containers & Packaging)		14,020	$ 579,727
Sonoco Products Co. (Containers & Packaging)		16,232	925,873
Steel Dynamics, Inc. (Metals & Mining)		29,844	1,974,181
United States Steel Corp. (Metals & Mining)		43,393	777,169
Valvoline, Inc. (Chemicals)		29,668	855,328
Worthington Industries, Inc. (Metals & Mining)		5,342	235,582
			22,254,331
Real Estate–9.0%
American Campus Communities, Inc. (Equity REIT)		23,223	1,497,187
Apartment Income REIT Corp. (Equity REIT)		26,155	1,088,048
Brixmor Property Group, Inc. (Equity REIT)		49,870	1,007,873
Corporate Office Properties Trust (Equity REIT)		18,716	490,172
Cousins Properties, Inc. (Equity REIT)		24,768	723,969
Douglas Emmett, Inc. (Equity REIT)		29,267	654,995
EastGroup Properties, Inc. (Equity REIT)		6,939	1,070,896
EPR Properties (Equity REIT)		12,482	585,780
First Industrial Realty Trust, Inc. (Equity REIT)		21,977	1,043,468
Healthcare Realty Trust, Inc. (Equity REIT)		25,241	686,555
Highwoods Properties, Inc. (Equity REIT)		17,507	598,564
Hudson Pacific Properties, Inc. (Equity REIT)		24,079	357,332
Independence Realty Trust, Inc. (Equity REIT)		36,778	762,408
JBG SMITH Properties (Equity REIT)		18,101	427,908
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)	(a)	8,135	1,422,486
Kilroy Realty Corp. (Equity REIT)		17,489	915,199
Kite Realty Group Trust (Equity REIT)		36,468	630,532
Lamar Advertising Co. Class A (Equity REIT)		14,495	1,275,125
Life Storage, Inc. (Equity REIT)		14,046	1,568,376
Macerich Co. / The (Equity REIT)		35,737	311,269
Medical Properties Trust, Inc. (Equity REIT)		99,911	1,525,641
National Retail Properties, Inc. (Equity REIT)		29,288	1,259,384
National Storage Affiliates Trust (Equity REIT)		14,009	701,431
Omega Healthcare Investors, Inc. (Equity REIT)		39,162	1,103,977
Park Hotels & Resorts, Inc. (Equity REIT)		38,854	527,249
Pebblebrook Hotel Trust (Equity REIT)		21,869	362,369
Physicians Realty Trust (Equity REIT)		37,510	654,550
PotlatchDeltic Corp. (Equity REIT)		11,550	510,395
PS Business Parks, Inc. (Equity REIT)		3,358	628,450
Rayonier, Inc. (Equity REIT)		24,357	910,465
Rexford Industrial Realty, Inc. (Equity REIT)		27,475	1,582,285
Sabra Health Care REIT, Inc. (Equity REIT)		38,452	537,174
SL Green Realty Corp. (Equity REIT)		10,676	492,697
Spirit Realty Capital, Inc. (Equity REIT)		22,361	844,799
STORE Capital Corp. (Equity REIT)		42,041	1,096,429
			29,855,437
Utilities–4.0%
ALLETE, Inc. (Electric Utilities)		9,488	557,705
Black Hills Corp. (Multi-Utilities)		10,794	785,479
Essential Utilities, Inc. (Water Utilities)		38,333	1,757,568
Hawaiian Electric Industries, Inc. (Electric Utilities)		18,219	745,157
IDACORP, Inc. (Electric Utilities)		8,418	891,635
National Fuel Gas Co. (Gas Utilities)		15,227	1,005,743
New Jersey Resources Corp. (Gas Utilities)		16,009	712,881
NorthWestern Corp. (Multi-Utilities)		9,014	531,195
OGE Energy Corp. (Electric Utilities)		33,332	1,285,282
ONE Gas, Inc. (Gas Utilities)		9,006	731,197
PNM Resources, Inc. (Electric Utilities)		14,291	682,824
Portland General Electric Co. (Electric Utilities)		14,854	717,894
Southwest Gas Holdings, Inc. (Gas Utilities)		11,130	969,200

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)	Shares	Value
Utilities (continued)
Spire, Inc. (Gas Utilities)	8,678	$ 645,383
UGI Corp. (Gas Utilities)	34,962	1,349,883
		13,369,026
Total Common Stocks (Cost $298,339,531)		$322,250,276

U.S. Treasury Obligations–0.0%		Rate	Maturity	Face Amount	Value
U.S. Treasury Bill	(b)	0.000%	01/26/2023	$ 100,000	$ 98,586
Total U.S. Treasury Obligations (Cost $99,295)					$ 98,586

Money Market Funds–0.8%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.494%	(c)	2,712,757	$ 2,712,485
Total Money Market Funds (Cost $2,712,746)			$ 2,712,485
Total Investments – 98.0% (Cost $301,151,572)	(d)		$325,061,347
Other Assets in Excess of Liabilities – 2.0%	(b)		6,502,944
Net Assets – 100.0%			$331,564,291

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Security is fully pledged, in addition to $77,876 of the Portfolio’s cash holdings, as collateral for the futures contracts outstanding at June 30, 2022. See also the following Schedule of Open Futures Contracts.
(c)	Rate represents the seven-day yield at June 30, 2022.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2022 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P MidCap 400 Index - Long	13	September 16, 2022	$2,995,005	$2,948,400	$(46,605)	$(28,860)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Advantage Large Cap Growth Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Growth Index for the previous twelve months.
Performance as of June 30, 2022
Average Annual returns
One year	-20.20%
Five years	10.29%
Ten years	13.32%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.78% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the  Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -28.56% versus -28.07% for its benchmark, the Russell 1000® Growth Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Despite positive performance in the second quarter, weakness at the start of the year led to a slight underperformance for the six-month period. Underperformance was driven by non-traditional fundamental quality measures, particularly environmental, social, and governance (“ESG”) insights, while fundamental measures with a preference for attractively priced growth companies that evaluate securities across relative valuation measures helped performance.
Fundamental quality insights that look toward growth of forward-looking fundamentals detracted. Insights evaluating corporate culture, as well as measures favoring founder-led ownership structures, detracted across Information Technology stocks. Nontraditional fundamental quality measures, specifically ESG insights, struggled as markets continued to focus on macro dynamics over company results. Insights designed to track company controversies detracted, as it was incorrectly positioned around select consumer names that had sales exposure to Russia. Also, measures that evaluate carbon emissions intensity and track companies across green patent filings detracted, as those measures helped to motivate an underweight across Consumer Staples.
Additionally, trend-based sentiment stock selection insights incorrectly positioned the Portfolio amid the changeable market backdrop. Specifically, text analyses designed to capture both short-term results and long-term fundamentals struggled and helped motivate an unsuccessful underweight stance across Health Care. Additionally, positioning based on informed investor views detracted as the shared exposures ran against rising style volatility. Conversely, capturing sentiment from bond markets benefitted gains, given interest rate volatility.
Finally, fundamental insights with a preference for attractively priced growth companies provided ballast for the period, as those insights benefitted from the market style preference. Traditional valuation metrics measuring company ownership structures and sources of financing, cash usage efficiency, research expenditures across price, and other financial statement metrics all did well and motivated a successful overweight to Energy names, benefitting performance. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. During the six-month period, however, sector allocation decisions contributed to relative returns during the six-month period. An overweight position within Utilities names contributed to relative performance, as the market was more focused on defensive names and value styles. Security selection had a more meaningful impact to relative performance, leading the Portfolio’s slight underperformance. Selection within Industrials, Consumer Staples, and Health Care were key detractors, while security selection in Communication Services and Consumer Discretionary contributed. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  From a security standpoint, the Portfolio’s underweight position in Netflix, Inc. was a top contributor to relative performance for the six-month period, as the stock struggled amid a stagnant user base. An overweight to Visa, Inc. was also a top contributor. That stock benefitted from the broader inflationary themes.
In contrast, an underweight to biotech company AbbVie, Inc. was a key detractor from relative performance, as the stock benefitted from getting closer to approval in the European Union for a spinal condition treatment. Further hindering relative results was an underweight stance in The Coca-Cola Co., as the market exhibited preference for consumer durables. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to prevent a cash drag on performance. The futures contracts detracted 36 basis points from the Portfolio’s absolute return for the six-month period. The Portfolio did not participate in any IPOs during the period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 1000® Growth Index is a market-capitalization weighted index of those firms in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2022 (1)
% of Net Assets
Common Stocks (4)	96.3
Money Market Funds and Other Net Assets	3.7
100.0

Top 10 Portfolio Holdings as of June 30, 2022 (1) (2) (3)
		% of Net Assets
1.	Microsoft Corp.	9.7
2.	Apple, Inc.	9.7
3.	Amazon.com, Inc.	4.9
4.	Tesla, Inc.	3.4
5.	Alphabet, Inc. Class C	2.9
6.	Visa, Inc.	2.5
7.	NVIDIA Corp.	2.2
8.	Home Depot, Inc. / The	2.1
9.	UnitedHealth Group, Inc.	2.1
10.	Alphabet, Inc. Class A	1.8

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):
% of Net Assets
Information Technology	42.5
Consumer Discretionary	14.9
Health Care	12.4
Communication Services	7.4
Industrials	6.4
Consumer Staples	6.1
Financials	2.7
Materials	1.4
Real Estate	1.3
Energy	1.2
96.3

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks–96.3%		Shares	Value
Communication Services–7.4%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	400	$ 871,704
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	655	1,432,780
Charter Communications, Inc. Class A (Media)	(a)	397	186,006
Electronic Arts, Inc. (Entertainment)		724	88,075
Fox Corp. Class A (Media)		8,496	273,231
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	3,902	629,197
Spotify Technology SA (Entertainment)	(a)	1,291	121,135
Take-Two Interactive Software, Inc. (Entertainment)	(a)	50	6,127
			3,608,255
Consumer Discretionary–14.9%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	22,316	2,370,182
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	56	97,943
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		911	101,695
Dollar General Corp. (Multiline Retail)		527	129,347
eBay, Inc. (Internet & Direct Marketing Retail)		2,435	101,466
Home Depot, Inc. / The (Specialty Retail)		3,707	1,016,719
Lowe's Cos., Inc. (Specialty Retail)		1,849	322,965
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		865	117,649
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		2,492	254,682
Pool Corp. (Distributors)		43	15,103
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		650	58,273
Target Corp. (Multiline Retail)		1,171	165,380
Tesla, Inc. (Automobiles)	(a)	2,471	1,664,021
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		147	10,760
TJX Cos., Inc. / The (Specialty Retail)		3,328	185,869
Travel + Leisure Co. (Hotels, Restaurants & Leisure)		8,804	341,771
Whirlpool Corp. (Household Durables)		458	70,931
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		1,769	200,799
			7,225,555
Consumer Staples–6.1%
Altria Group, Inc. (Tobacco)		2,920	121,968
Brown-Forman Corp. Class B (Beverages)		4,869	341,609
Coca-Cola Co. / The (Beverages)		1,407	88,514
Colgate-Palmolive Co. (Household Products)		5,507	441,331
Costco Wholesale Corp. (Food & Staples Retailing)		1,543	739,529
Estee Lauder Cos., Inc. / The Class A (Personal Products)		974	248,049
PepsiCo, Inc. (Beverages)		3,355	559,144
Procter & Gamble Co. / The (Household Products)		3,026	435,109
			2,975,253
Energy–1.2%
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		1,588	87,515
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		2,957	326,571
Halliburton Co. (Energy Equip. & Svs.)		2,459	77,114
Schlumberger N.V. (Energy Equip. & Svs.)		2,326	83,178
			574,378
Financials–2.7%
American Express Co. (Consumer Finance)		3,010	417,246
Bank of America Corp. (Banks)		4,350	135,415
Common Stocks (Continued)		Shares	Value
Financials (continued)
Blackstone, Inc. (Capital Markets)		1,034	$ 94,332
Charles Schwab Corp. / The (Capital Markets)		942	59,516
Discover Financial Services (Consumer Finance)		918	86,824
Moody's Corp. (Capital Markets)		715	194,459
Voya Financial, Inc. (Diversified Financial Svs.)		5,104	303,841
			1,291,633
Health Care–12.4%
Abbott Laboratories (Health Care Equip. & Supplies)		2,604	282,925
AbbVie, Inc. (Biotechnology)		3,416	523,195
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		3,581	425,315
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	416	98,455
AmerisourceBergen Corp. (Health Care Providers & Svs.)		583	82,483
Amgen, Inc. (Biotechnology)		1,358	330,401
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	3,941	146,881
Bruker Corp. (Life Sciences Tools & Svs.)		1,264	79,329
Cigna Corp. (Health Care Providers & Svs.)		659	173,660
Danaher Corp. (Life Sciences Tools & Svs.)		574	145,520
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	1,515	144,061
Elevance Health, Inc. (Health Care Providers & Svs.)		193	93,138
Eli Lilly & Co. (Pharmaceuticals)		2,113	685,098
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	541	189,745
McKesson Corp. (Health Care Providers & Svs.)		415	135,377
Merck & Co., Inc. (Pharmaceuticals)		2,917	265,943
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	213	244,688
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	136	38,027
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	2,931	210,094
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		304	165,157
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		1,977	1,015,447
Zoetis, Inc. (Pharmaceuticals)		3,216	552,798
			6,027,737
Industrials–6.4%
Caterpillar, Inc. (Machinery)		942	168,392
Deere & Co. (Machinery)		618	185,072
Eaton Corp. PLC (Electrical Equip.)		1,317	165,929
Expeditors International of Washington, Inc. (Air Freight & Logistics)		325	31,675
General Dynamics Corp. (Aerospace & Defense)		2,202	487,192
HEICO Corp. (Aerospace & Defense)		333	43,663
HEICO Corp. Class A (Aerospace & Defense)		1,534	161,653
Illinois Tool Works, Inc. (Machinery)		1,605	292,511
Lockheed Martin Corp. (Aerospace & Defense)		708	304,412
Old Dominion Freight Line, Inc. (Road & Rail)		417	106,869
Owens Corning (Building Products)		920	68,365
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	1,748	207,785
Tetra Tech, Inc. (Commercial Svs. & Supplies)		864	117,979
Uber Technologies, Inc. (Road & Rail)	(a)	2,716	55,569
Union Pacific Corp. (Road & Rail)		471	100,455
United Parcel Service, Inc. Class B (Air Freight & Logistics)		3,170	578,652
			3,076,173

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Information Technology–42.5%
Accenture PLC Class A (IT Svs.)		1,146	$ 318,187
Adobe, Inc. (Software)	(a)	1,559	570,687
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	5,842	446,738
Analog Devices, Inc. (Semiconductors & Equip.)		577	84,294
Apple, Inc. (Tech. Hardware, Storage & Periph.)		34,273	4,685,804
Applied Materials, Inc. (Semiconductors & Equip.)		3,605	327,983
Autodesk, Inc. (Software)	(a)	922	158,547
Automatic Data Processing, Inc. (IT Svs.)		945	198,488
Broadcom, Inc. (Semiconductors & Equip.)		812	394,478
Cadence Design Systems, Inc. (Software)	(a)	2,056	308,462
CDW Corp. (Electronic Equip., Instr. & Comp.)		584	92,015
Ciena Corp. (Communications Equip.)	(a)	737	33,681
Cognizant Technology Solutions Corp. Class A (IT Svs.)		1,822	122,967
Crowdstrike Holdings, Inc. Class A (Software)	(a)	522	87,988
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)		4,897	226,290
Fortinet, Inc. (Software)	(a)	2,895	163,799
Gartner, Inc. (IT Svs.)	(a)	422	102,052
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		8,373	111,026
HP, Inc. (Tech. Hardware, Storage & Periph.)		10,453	342,649
HubSpot, Inc. (Software)	(a)	360	108,234
Intel Corp. (Semiconductors & Equip.)		4,820	180,316
Intuit, Inc. (Software)		1,031	397,389
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,107	152,600
KLA Corp. (Semiconductors & Equip.)		698	222,718
Lam Research Corp. (Semiconductors & Equip.)		454	193,472
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	1,172	56,842
Manhattan Associates, Inc. (Software)	(a)	172	19,711
Mastercard, Inc. Class A (IT Svs.)		1,928	608,245
MaxLinear, Inc. (Semiconductors & Equip.)	(a)	1,049	35,645
Microsoft Corp. (Software)		18,360	4,715,399
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		339	130,190
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		3,032	197,808
NVIDIA Corp. (Semiconductors & Equip.)		7,082	1,073,560
Oracle Corp. (Software)		1,132	79,093
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Palo Alto Networks, Inc. (Software)	(a)	472	$ 233,140
Paycom Software, Inc. (Software)	(a)	572	160,229
PayPal Holdings, Inc. (IT Svs.)	(a)	1,086	75,846
Pure Storage, Inc. Class A (Tech. Hardware, Storage & Periph.)	(a)	3,737	96,078
QUALCOMM, Inc. (Semiconductors & Equip.)		4,212	538,041
Salesforce, Inc. (Software)	(a)	840	138,634
ServiceNow, Inc. (Software)	(a)	1,370	651,462
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	925	129,703
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		1,312	148,453
Teradyne, Inc. (Semiconductors & Equip.)		327	29,283
Visa, Inc. (IT Svs.)		6,070	1,195,122
Workday, Inc. Class A (Software)	(a)	1,853	258,642
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	146	42,917
			20,644,907
Materials–1.4%
Ecolab, Inc. (Chemicals)		2,741	421,456
Freeport-McMoRan, Inc. (Metals & Mining)		1,261	36,897
Linde PLC (Chemicals)		773	222,261
			680,614
Real Estate–1.3%
American Tower Corp. (Equity REIT)		456	116,549
Crown Castle International Corp. (Equity REIT)		1,466	246,845
Extra Space Storage, Inc. (Equity REIT)		487	82,849
Mid-America Apartment Communities, Inc. (Equity REIT)		123	21,484
Prologis, Inc. (Equity REIT)		1,368	160,945
Zillow Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	152	4,835
			633,507
Total Common Stocks (Cost $52,563,517)			$46,738,012

Money Market Funds–1.5%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.494%	(b)	732,783	$ 732,709
Total Money Market Funds (Cost $732,775)			$ 732,709
Total Investments – 97.8% (Cost $53,296,292)	(c)		$47,470,721
Other Assets in Excess of Liabilities – 2.2%	(d)		1,068,363
Net Assets – 100.0%			$48,539,084

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2022.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $45,000 of cash pledged as collateral for the futures contracts outstanding at June 30, 2022. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2022 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Nasdaq-100 Index - Long	3	September 16, 2022	$700,992	$691,770	$(9,222)	$(9,690)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited)
Objective/Strategy
The ON Risk Managed Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Management Component”).
Performance as of June 30, 2022
Average Annual returns
One year	-14.06%
Five years	8.68%
Since inception (5/1/14)	7.56%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.96% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the  Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Advisers
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -20.34% versus -19.96% for its benchmark, the S&P 500® Index. The Portfolio’s secondary benchmark, which is comprised of 55% S&P 500® Index/ 45% ICE BofA U.S. Broad Market Index, returned -15.62% for the period.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio's underperformance was limited, due mainly to the Portfolio’s allocation to bonds in a period when equities experienced significant underperformance. The Portfolio ended the period with roughly 40% allocated to fixed income and 60% to equities and cash. The asset allocation may vary based on market conditions, and positioning reflects the portfolio managers’ belief that equities offered greater risk-adjusted opportunities versus fixed income over the period.
The equity sleeve of the Balanced Component underperformed the primary benchmark for the six-month period. The underperformance was driven primarily by the U.S. Large Cap Growth sleeve that returned -28.41% versus -19.96% for the benchmark. The U.S. Systematic Value sleeve, which was incepted on May 23, 2022, also was a detractor, returning -5.70% relative to -2.77% for the primary benchmark for that time period. The Strategic Core Equity sleeve helped offset some of the underperformance from those sleeves, generating 6.85% of outperformance during the period
The fixed income sleeve of the Balanced Component underperformed the fixed income portion of the secondary benchmark, but outperformed the primary benchmark. Markets have been buoyed by volatility and a risk-off tone thus far in 2022. As such, the sleeve’s overweight to spread sectors, including allocations to investment grade and high-yield corporates and securitized assets detracted. Overweight allocations to emerging markets sovereigns and corporates detracted, while security selection in emerging markets was positive.
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?
A.  In the equity sleeves, security selection was the main driver to underperformance for the six-month period, specifically selection within Health Care and Materials were the largest laggards. Sector positioning also detracted from performance, led by an underweight to Energy and an overweight to Information Technology.
In the fixed income sleeve, an underweight to Treasuries, excluding derivatives, detracted. Off-benchmark exposure to collateralized loan obligations and credit risk transfers detracted, as risk assets underperformed. An underweight to agency mortgage backed-securities and the lack of exposure to developed market sovereign bonds were contributors. Security selection in investment grade corporates also detracted for the period. (1)
Q.  How did the Risk Management Component impact the Portfolio’s performance during the period?
A.  The Portfolio’s Risk Management Component is a sleeve of derivatives and cash equivalents that seeks to enhance the risk-adjusted return of the Portfolio. The Portfolio’s performance is enhanced on a risk-adjusted basis when the aggregate Portfolio achieves lower volatility with similar returns, or higher returns at similar volatility compared to a benchmark. For the period, the Portfolio’s return was 1.5% lower than the Balanced Component, while the Portfolio’s annualized volatility was lower than the Balanced Component by approximately 3%. The Risk Management Component did not enhance the risk-adjusted return after reflecting those offsetting impacts.
The Risk Management Component’s relative performance was attributable to losses in the Treasury futures position due to the significant rise in interest rates during the period and losses in options value associated with premium decay and lower implied volatilities. These losses were materially offset by the Portfolio having lower average equity exposure (when compared to the Balanced Component), as the equity markets declined significantly during the period. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Within the equity sleeves, an overweight to Health Care names Vertex Pharmaceuticals, Inc. and UnitedHealth Group, Inc. were the leading contributors to relative performance for the six-month period, while an underweight to Exxon Mobil Corp. and an overweight to Align Technology, Inc. were the largest detractors to performance for the period.
In the fixed income sleeve, selections in Carvana Co., Wells Fargo & Co. and The Boeing Co. were the main contributors to relative performance for period, while Charter Communications Operating LLC / LCharter Communications Operating Capital Corp., Echostar Dish Network and Comision Federal de Electricidad were the main detractors. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact overall Portfolio performance?
A.  The Risk Management Component detracted 1.5% to the absolute return of the aggregate Portfolio during the six-month period, primarily due to the use of derivative instruments. Long Treasury futures positions detracted from the aggregate Portfolio as interest rates rose significantly

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited) (Continued)
during the period. Options positions also detracted due to premium decay and lower implied volatility rates. Those losses were materially offset by the Component’s short positions in equity index futures. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the effects of reinvested dividends.
The ICE BofA U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2022 (1)
% of Net Assets
Common Stocks (4)	43.7
U.S. Treasury Obligations	17.0
Corporate Bonds (4)	14.5
Purchased Options	6.4
Exchange Traded Funds	5.0
Asset-Backed / Mortgage-Backed Securities (4)	4.8
U.S. Government Agency Mortgage-Backed Securities	4.4
Preferred Securities (4)	0.2
Sovereign Debt Issues	0.1
Taxable Municipal Bonds	0.0
Money Market Funds Less Net Liabilities	3.9
100.0

Top 10 Portfolio Holdings as of June 30, 2022 (1) (2) (3)
		% of Net Assets
1.	U.S. Treasury Note 1.875%, 02/15/2032	4.1
2.	U.S. Treasury Note 2.500%, 04/30/2024	4.1
3.	Microsoft Corp.	3.1
4.	Vanguard S&P 500 ETF	2.5
5.	SPDR S&P 500 ETF Trust	2.5
6.	Alphabet, Inc. Class C	2.3
7.	U.S. Treasury Note 2.750%, 04/30/2027	2.2
8.	U.S. Treasury Note 3.250%, 05/15/2042	1.8
9.	U.S. Treasury Inflation Indexed Bond 0.375%, 07/15/2027	1.8
10.	UnitedHealth Group, Inc.	1.4

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Securities, Asset-Backed / Mortgage Backed Securities):
% of Net Assets
Information Technology	16.5
Financials	12.6
Health Care	9.1
Consumer Discretionary	5.4
Consumer Staples	4.9
Communication Services	4.9
Industrials	3.4
Energy	2.9
Utilities	1.9
Real Estate	0.9
Materials	0.7
63.2

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks–43.7%		Shares	Value
Communication Services–3.9%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	191	$ 416,239
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	13,036	28,515,598
AT&T, Inc. (Diversified Telecom. Svs.)		82,950	1,738,632
Comcast Corp. Class A (Media)		59,423	2,331,758
Electronic Arts, Inc. (Entertainment)		26,034	3,167,036
Lumen Technologies, Inc. (Diversified Telecom. Svs.)		95,044	1,036,930
Meta Platforms, Inc. Class A (Interactive Media & Svs.)	(a)	29,274	4,720,432
Netflix, Inc. (Entertainment)	(a)	5,472	956,889
Paramount Global Class B (Media)		33,961	838,157
Pinterest, Inc. Class A (Interactive Media & Svs.)	(a)	45,092	818,871
Verizon Communications, Inc. (Diversified Telecom. Svs.)		47,932	2,432,549
Warner Bros Discovery, Inc. (Entertainment)	(a)	60,711	814,742
			47,787,833
Consumer Discretionary–3.9%
Advance Auto Parts, Inc. (Specialty Retail)		2,135	369,547
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	102,592	10,896,296
Aptiv PLC (Auto Components)	(a)	4,594	409,188
AutoZone, Inc. (Specialty Retail)	(a)	2,539	5,456,616
Best Buy Co., Inc. (Specialty Retail)		5,059	329,796
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	488	853,507
BorgWarner, Inc. (Auto Components)		11,095	370,240
Burlington Stores, Inc. (Specialty Retail)	(a)	3,266	444,927
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	1,715	2,241,951
D.R. Horton, Inc. (Household Durables)		6,439	426,197
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		3,116	352,482
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		1,179	459,468
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	25,809	1,889,477
Home Depot, Inc. / The (Specialty Retail)		30,973	8,494,965
Lennar Corp. Class A (Household Durables)		6,035	425,890
LKQ Corp. (Distributors)		8,694	426,788
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		68,194	6,969,427
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	5,539	3,499,319
PulteGroup, Inc. (Household Durables)		9,730	385,600
Service Corp. International (Diversified Consumer Svs.)		16,948	1,171,446
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		12,309	375,671
Target Corp. (Multiline Retail)		3,244	458,150
Whirlpool Corp. (Household Durables)		2,294	355,272
Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)		10,729	520,356
			47,582,576
Consumer Staples–3.6%
Altria Group, Inc. (Tobacco)		50,694	2,117,488
Coca-Cola Co. / The (Beverages)		69,635	4,380,738
Conagra Brands, Inc. (Food Products)		30,019	1,027,851
Costco Wholesale Corp. (Food & Staples Retailing)		19,878	9,527,128
General Mills, Inc. (Food Products)		18,884	1,424,798
Keurig Dr Pepper, Inc. (Beverages)		68,522	2,424,994
Koninklijke Ahold Delhaize N.V. – ADR (Food & Staples Retailing)		81,210	2,122,829
Kroger Co. / The (Food & Staples Retailing)		21,521	1,018,589
Molson Coors Beverage Co. Class B (Beverages)		18,763	1,022,771
Monster Beverage Corp. (Beverages)	(a)	77,813	7,213,265
Philip Morris International, Inc. (Tobacco)		29,844	2,946,797
Procter & Gamble Co. / The (Household Products)		26,685	3,837,036
Tyson Foods, Inc. Class A (Food Products)		11,800	1,015,508
U.S. Foods Holding Corp. (Food & Staples Retailing)	(a)	26,827	823,052
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		26,350	998,665
Walmart, Inc. (Food & Staples Retailing)		22,392	2,722,419
			44,623,928
Energy–1.1%
APA Corp. (Oil, Gas & Consumable Fuels)		22,683	791,637
Baker Hughes Co. (Energy Equip. & Svs.)		31,193	900,542
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		7,566	916,621
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		9,956	1,099,541
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		30,737	2,632,317
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		56,667	949,739
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		12,812	1,053,274
Phillips 66 (Oil, Gas & Consumable Fuels)		12,148	996,014

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Energy (continued)
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		4,425	$ 987,129
Schlumberger N.V. (Energy Equip. & Svs.)		28,777	1,029,065
Shell PLC – ADR (Oil, Gas & Consumable Fuels)		50,028	2,615,964
			13,971,843
Financials–3.8%
Ally Financial, Inc. (Consumer Finance)		21,821	731,222
American International Group, Inc. (Insurance)		17,835	911,904
Annaly Capital Management, Inc. (Mortgage REIT)		132,454	782,803
Aon PLC Class A (Insurance)		3,450	930,396
Arthur J. Gallagher & Co. (Insurance)		5,784	943,023
Bank of New York Mellon Corp. / The (Capital Markets)		22,763	949,445
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	3,069	837,898
Brown & Brown, Inc. (Insurance)		14,131	824,403
Capital One Financial Corp. (Consumer Finance)		8,476	883,114
Chubb Ltd. (Insurance)		6,000	1,179,480
Cincinnati Financial Corp. (Insurance)		7,303	868,911
Citigroup, Inc. (Banks)		26,416	1,214,872
Citizens Financial Group, Inc. (Banks)		22,764	812,447
CME Group, Inc. (Capital Markets)		7,574	1,550,398
Everest Re Group Ltd. (Insurance)		6,464	1,811,730
Fidelity National Financial, Inc. (Insurance)		21,575	797,412
Globe Life, Inc. (Insurance)		8,707	848,671
Goldman Sachs Group, Inc. / The (Capital Markets)		4,175	1,240,059
Houlihan Lokey, Inc. (Capital Markets)		22,711	1,792,579
Intercontinental Exchange, Inc. (Capital Markets)		20,574	1,934,779
JPMorgan Chase & Co. (Banks)		46,627	5,250,667
KeyCorp (Banks)		46,275	797,318
Markel Corp. (Insurance)	(a)	654	845,786
Marsh & McLennan Cos., Inc. (Insurance)		20,557	3,191,474
Morgan Stanley (Capital Markets)		16,464	1,252,252
Progressive Corp. / The (Insurance)		32,457	3,773,775
S&P Global, Inc. (Capital Markets)		2,848	959,947
Selective Insurance Group, Inc. (Insurance)		12,714	1,105,355
Synchrony Financial (Consumer Finance)		24,123	666,277
T. Rowe Price Group, Inc. (Capital Markets)		7,419	842,873
Truist Financial Corp. (Banks)		23,152	1,098,099
U.S. Bancorp (Banks)		28,259	1,300,479
Willis Towers Watson PLC (Insurance)		16,293	3,216,075
			46,145,923
Health Care–8.5%
AbbVie, Inc. (Biotechnology)		28,469	4,360,312
ABIOMED, Inc. (Health Care Equip. & Supplies)	(a)	4,767	1,179,880
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	7,025	1,662,607
AmerisourceBergen Corp. (Health Care Providers & Svs.)		6,746	954,424
Avantor, Inc. (Life Sciences Tools & Svs.)	(a)	29,567	919,534
Biogen, Inc. (Biotechnology)	(a)	5,106	1,041,318
Centene Corp. (Health Care Providers & Svs.)	(a)	28,228	2,388,371
Cigna Corp. (Health Care Providers & Svs.)		5,282	1,391,913
CVS Health Corp. (Health Care Providers & Svs.)		39,955	3,702,230
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	61,645	5,861,823
Eli Lilly & Co. (Pharmaceuticals)		7,950	2,577,628
Gilead Sciences, Inc. (Biotechnology)		21,487	1,328,111
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	13,862	960,637
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	11,440	4,012,351
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	3,480	641,573
Incyte Corp. (Biotechnology)	(a)	12,543	952,892
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	29,316	5,884,014
Johnson & Johnson (Pharmaceuticals)		17,967	3,189,322
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		4,246	995,093
McKesson Corp. (Health Care Providers & Svs.)		10,121	3,301,571
Merck & Co., Inc. (Pharmaceuticals)		51,969	4,738,014
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	1,284	1,475,021
Moderna, Inc. (Biotechnology)	(a)	7,335	1,047,805
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	3,159	883,288
Organon & Co. (Pharmaceuticals)		29,416	992,790
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		7,402	984,318
Roche Holding AG – ADR (Pharmaceuticals)		63,927	2,666,395
Royalty Pharma PLC Class A (Pharmaceuticals)		22,359	939,972

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		2,674	$ 1,452,731
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		32,678	16,784,401
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		7,782	783,725
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	19,668	3,895,051
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	33,786	9,520,557
Viatris, Inc. (Pharmaceuticals)		94,089	985,112
Zoetis, Inc. (Pharmaceuticals)		57,852	9,944,180
			104,398,964
Industrials–2.3%
3M Co. (Industrial Conglomerates)		5,368	694,673
AECOM (Construction & Engineering)		18,383	1,198,939
Allegion PLC (Building Products)		7,473	731,607
AMETEK, Inc. (Electrical Equip.)		18,630	2,047,251
Builders FirstSource, Inc. (Building Products)	(a)	7,606	408,442
Carrier Global Corp. (Building Products)		13,633	486,153
Copart, Inc. (Commercial Svs. & Supplies)	(a)	43,131	4,686,615
Cummins, Inc. (Machinery)		2,875	556,399
Expeditors International of Washington, Inc. (Air Freight & Logistics)		4,577	446,074
FedEx Corp. (Air Freight & Logistics)		2,923	662,673
Fortune Brands Home & Security, Inc. (Building Products)		6,323	378,621
General Dynamics Corp. (Aerospace & Defense)		2,955	653,794
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		2,126	463,085
IDEX Corp. (Machinery)		11,100	2,016,093
J.B. Hunt Transport Services, Inc. (Road & Rail)		2,577	405,800
L3Harris Technologies, Inc. (Aerospace & Defense)		2,727	659,116
Leidos Holdings, Inc. (Professional Svs.)		4,664	469,712
Lockheed Martin Corp. (Aerospace & Defense)		5,900	2,536,764
Masco Corp. (Building Products)		8,975	454,135
Northrop Grumman Corp. (Aerospace & Defense)		5,620	2,689,563
Oshkosh Corp. (Machinery)		9,373	769,898
Otis Worldwide Corp. (Machinery)		7,725	545,926
Owens Corning (Building Products)		5,014	372,590
Pentair PLC (Machinery)		8,913	407,948
RELX PLC – ADR (Professional Svs.)		36,505	983,445
Robert Half International, Inc. (Professional Svs.)		4,406	329,965
Stanley Black & Decker, Inc. (Machinery)		4,212	441,670
Textron, Inc. (Aerospace & Defense)		7,016	428,467
Trex Co., Inc. (Building Products)	(a)	20,843	1,134,276
Watsco, Inc. (Trading Companies & Distributors)		1,701	406,233
			28,465,927
Information Technology–14.8%
Adobe, Inc. (Software)	(a)	22,671	8,298,946
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	47,132	3,604,184
Amdocs Ltd. (IT Svs.)		24,485	2,039,845
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		44,308	2,852,549
Analog Devices, Inc. (Semiconductors & Equip.)		7,795	1,138,772
Apple, Inc. (Tech. Hardware, Storage & Periph.)		60,001	8,203,337
Arista Networks, Inc. (Communications Equip.)	(a)	47,541	4,456,493
ASML Holding N.V. (Semiconductors & Equip.)		3,610	1,717,927
Atlassian Corp. PLC Class A (Software)	(a)	5,433	1,018,144
Autodesk, Inc. (Software)	(a)	16,038	2,757,895
Automatic Data Processing, Inc. (IT Svs.)		11,708	2,459,148
Booz Allen Hamilton Holding Corp. (IT Svs.)		26,783	2,420,112
Broadcom, Inc. (Semiconductors & Equip.)		7,968	3,870,934
CDW Corp. (Electronic Equip., Instr. & Comp.)		9,066	1,428,439
Citrix Systems, Inc. (Software)		4,721	458,740
Cognex Corp. (Electronic Equip., Instr. & Comp.)		19,530	830,416
Corning, Inc. (Electronic Equip., Instr. & Comp.)		14,998	472,587
Dell Technologies, Inc. Class C (Tech. Hardware, Storage & Periph.)		9,965	460,483
DocuSign, Inc. (Software)	(a)	5,581	320,238
Entegris, Inc. (Semiconductors & Equip.)		29,424	2,710,833
EPAM Systems, Inc. (IT Svs.)	(a)	11,953	3,523,505
Fair Isaac Corp. (Software)	(a)	1,183	474,265
Fidelity National Information Services, Inc. (IT Svs.)		36,037	3,303,512
Fortinet, Inc. (Software)	(a)	84,300	4,769,694
Genpact Ltd. (IT Svs.)		79,533	3,369,018
Global Payments, Inc. (IT Svs.)		4,494	497,216
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		34,012	450,999

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
HP, Inc. (Tech. Hardware, Storage & Periph.)		15,712	$ 515,039
Intel Corp. (Semiconductors & Equip.)		29,776	1,113,920
KLA Corp. (Semiconductors & Equip.)		5,984	1,909,375
Manhattan Associates, Inc. (Software)	(a)	8,773	1,005,386
Mastercard, Inc. Class A (IT Svs.)		5,369	1,693,812
Micron Technology, Inc. (Semiconductors & Equip.)		11,226	620,573
Microsoft Corp. (Software)		150,047	38,536,571
Motorola Solutions, Inc. (Communications Equip.)		14,137	2,963,115
NortonLifeLock, Inc. (Software)		145,788	3,201,505
NVIDIA Corp. (Semiconductors & Equip.)		36,034	5,462,394
Oracle Corp. (Software)		61,251	4,279,607
Paychex, Inc. (IT Svs.)		27,324	3,111,384
PayPal Holdings, Inc. (IT Svs.)	(a)	10,130	707,479
PTC, Inc. (Software)	(a)	26,145	2,780,259
Qorvo, Inc. (Semiconductors & Equip.)	(a)	4,275	403,218
QUALCOMM, Inc. (Semiconductors & Equip.)		85,705	10,947,957
Roper Technologies, Inc. (Software)		11,765	4,643,057
Salesforce, Inc. (Software)	(a)	6,412	1,058,237
ServiceNow, Inc. (Software)	(a)	6,585	3,131,299
Skyworks Solutions, Inc. (Semiconductors & Equip.)		4,316	399,834
Texas Instruments, Inc. (Semiconductors & Equip.)		4,673	718,006
Tyler Technologies, Inc. (Software)	(a)	6,548	2,177,079
VeriSign, Inc. (IT Svs.)	(a)	13,230	2,213,776
Visa, Inc. (IT Svs.)		82,036	16,152,068
VMware, Inc. Class A (Software)		10,966	1,249,905
Workday, Inc. Class A (Software)	(a)	2,378	331,921
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	10,043	2,952,140
Zoom Video Communications, Inc. Class A (Software)	(a)	4,640	500,981
			182,688,128
Materials–0.4%
Amcor PLC (Containers & Packaging)		39,881	495,721
Celanese Corp. (Chemicals)		3,026	355,888
Corteva, Inc. (Chemicals)		10,244	554,610
Dow, Inc. (Chemicals)		9,221	475,896
DuPont de Nemours, Inc. (Chemicals)		8,354	464,315
International Paper Co. (Containers & Packaging)		10,216	427,335
LyondellBasell Industries N.V. Class A (Chemicals)		4,800	419,808
Sherwin-Williams Co. / The (Chemicals)		8,160	1,827,106
Westrock Co. (Containers & Packaging)		9,095	362,345
			5,383,024
Real Estate–0.4%
American Tower Corp. (Equity REIT)		2,498	638,464
Boston Properties, Inc. (Equity REIT)		4,357	387,686
Digital Realty Trust, Inc. (Equity REIT)		4,263	553,465
Gaming and Leisure Properties, Inc. (Equity REIT)		10,662	488,959
Kilroy Realty Corp. (Equity REIT)		6,605	345,640
Medical Properties Trust, Inc. (Equity REIT)		25,871	395,050
Regency Centers Corp. (Equity REIT)		6,966	413,153
Simon Property Group, Inc. (Equity REIT)		4,258	404,169
Sun Communities, Inc. (Equity REIT)		2,947	469,634
VICI Properties, Inc. (Equity REIT)		18,292	544,919
Weyerhaeuser Co. (Equity REIT)		13,913	460,799
			5,101,938
Utilities–1.0%
Alliant Energy Corp. (Electric Utilities)		13,598	796,979
Ameren Corp. (Multi-Utilities)		28,238	2,551,586
American Electric Power Co., Inc. (Electric Utilities)		27,067	2,596,808
CenterPoint Energy, Inc. (Multi-Utilities)		35,096	1,038,140
Consolidated Edison, Inc. (Multi-Utilities)		9,964	947,576
Constellation Energy Corp. (Electric Utilities)		14,489	829,640
Evergy, Inc. (Electric Utilities)		12,373	807,338
NiSource, Inc. (Multi-Utilities)		28,140	829,849
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		22,105	843,748
PPL Corp. (Electric Utilities)		30,650	831,534
			12,073,198
Total Common Stocks (Cost $532,682,466)			$ 538,223,282

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
U.S. Treasury Obligations–17.0%		Rate	Maturity	Face Amount	Value
U.S. Treasury Inflation Indexed Bond		0.375%	07/15/2027	$21,791,228	$ 21,712,065
U.S. Treasury Note		2.500%	04/30/2024	50,726,000	50,284,129
U.S. Treasury Note	(b)	2.250%	11/15/2024	1,865,000	1,833,382
U.S. Treasury Note	(b)	0.500%	03/31/2025	6,986,200	6,520,089
U.S. Treasury Note		1.625%	05/15/2026	1,662,900	1,575,923
U.S. Treasury Note		1.875%	02/28/2027	300,700	285,430
U.S. Treasury Note	(b)	2.750%	04/30/2027	27,279,100	26,910,406
U.S. Treasury Note		1.500%	11/30/2028	1,149,800	1,044,072
U.S. Treasury Note		1.875%	02/15/2032	56,236,100	50,946,392
U.S. Treasury Note		1.750%	08/15/2041	6,115,200	4,651,613
U.S. Treasury Note		2.000%	11/15/2041	656,500	521,405
U.S. Treasury Note		2.375%	02/15/2042	268,200	227,425
U.S. Treasury Note		3.250%	05/15/2042	23,351,600	22,789,702
U.S. Treasury Note		2.750%	08/15/2042	2,036,600	1,827,292
U.S. Treasury Note		2.250%	08/15/2049	1,246,800	1,023,009
U.S. Treasury Note		2.375%	11/15/2049	338,600	285,985
U.S. Treasury Note		1.875%	02/15/2051	1,425,500	1,069,292
U.S. Treasury Note		2.375%	05/15/2051	338,200	285,502
U.S. Treasury Note		2.000%	08/15/2051	866,300	669,521
U.S. Treasury Note		1.875%	11/15/2051	345,500	259,233
U.S. Treasury Note		2.250%	02/15/2052	16,994,700	13,986,107
U.S. Treasury Note		2.875%	05/15/2052	242,100	228,671
Total U.S. Treasury Obligations (Cost $215,426,197)					$ 208,936,645

Corporate Bonds–14.5%		Rate	Maturity	Face Amount	Value
Communication Services–1.0%
AT&T, Inc. (Diversified Telecom. Svs.)		3.800%	12/01/2057	$ 949,000	$ 732,934
AT&T, Inc. (Diversified Telecom. Svs.)		3.650%	09/15/2059	33,000	24,715
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(c)	4.500%	08/15/2030	59,000	48,986
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(c)	4.750%	02/01/2032	102,000	83,518
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(c)	4.500%	06/01/2033	209,000	164,696
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		5.050%	03/30/2029	519,000	499,517
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		6.484%	10/23/2045	62,000	60,275
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		5.375%	05/01/2047	49,000	41,722
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		4.800%	03/01/2050	762,000	603,778
Discovery Communications LLC (Media)		5.200%	09/20/2047	75,000	64,334
Discovery Communications LLC (Media)		5.300%	05/15/2049	35,000	29,967
Discovery Communications LLC (Media)		4.650%	05/15/2050	27,000	21,232
DISH DBS Corp. (Media)	(c)	5.250%	12/01/2026	1,021,000	800,301
DISH DBS Corp. (Media)	(c)	5.750%	12/01/2028	158,000	116,985
Entegris Escrow Corp. (Media)	(c)	4.750%	04/15/2029	209,000	194,627
Fox Corp. (Media)		5.576%	01/25/2049	1,068,000	1,041,793
Globo Comunicacao e Participacoes SA (Media)		4.875%	01/22/2030	794,000	620,813
Level 3 Financing, Inc. (Diversified Telecom. Svs.)	(c)	3.875%	11/15/2029	309,000	255,202
Magallanes, Inc. (Media)	(c)	4.279%	03/15/2032	1,122,000	1,002,779
Netflix, Inc. (Entertainment)		5.875%	11/15/2028	310,000	303,090
Tencent Holdings Ltd. (Interactive Media & Svs.)	(c)	1.810%	01/26/2026	201,000	185,800
Tencent Holdings Ltd. (Interactive Media & Svs.)		2.390%	06/03/2030	674,000	564,159
Tencent Holdings Ltd. (Interactive Media & Svs.)	(c)	3.240%	06/03/2050	201,000	138,619
Time Warner Cable LLC (Media)		7.300%	07/01/2038	811,000	846,813
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		2.625%	04/15/2026	70,000	63,525
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		2.625%	02/15/2029	46,000	38,722
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.375%	04/15/2029	28,000	24,500
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.875%	04/15/2030	1,293,000	1,206,700
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		2.550%	02/15/2031	94,000	79,096
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		2.875%	02/15/2031	143,000	118,723
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.150%	03/22/2030	1,458,000	1,325,607
Weibo Corp. (Interactive Media & Svs.)		3.375%	07/08/2030	742,000	602,748
					11,906,276
Consumer Discretionary–1.4%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(c)	3.500%	02/15/2029	1,088,000	921,014
Advance Auto Parts, Inc. (Specialty Retail)		3.900%	04/15/2030	1,335,000	1,213,883
Advance Auto Parts, Inc. (Specialty Retail)		3.500%	03/15/2032	3,000	2,573
AutoZone, Inc. (Specialty Retail)		3.750%	04/18/2029	303,000	286,257
AutoZone, Inc. (Specialty Retail)		1.650%	01/15/2031	1,010,000	791,953

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Discretionary (continued)
Bath & Body Works, Inc. (Specialty Retail)	(c)	6.625%	10/01/2030	$ 995,000	$ 859,421
Booking Holdings, Inc. (Hotels, Restaurants & Leisure)		4.625%	04/13/2030	1,302,000	1,294,556
Carnival Corp. (Hotels, Restaurants & Leisure)	(c)	4.000%	08/01/2028	237,000	194,340
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op (Hotels, Restaurants & Leisure)		5.375%	04/15/2027	1,000,000	947,680
Expedia Group, Inc. (Hotels, Restaurants & Leisure)		4.625%	08/01/2027	1,257,000	1,207,667
General Motors Co. (Automobiles)		6.125%	10/01/2025	79,000	81,665
General Motors Co. (Automobiles)		4.200%	10/01/2027	94,000	89,185
General Motors Co. (Automobiles)		6.800%	10/01/2027	107,000	112,656
General Motors Co. (Automobiles)		5.000%	10/01/2028	269,000	260,636
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		3.250%	01/15/2032	2,123,000	1,701,521
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		3.900%	08/08/2029	1,829,000	1,494,469
Marriott International, Inc. (Hotels, Restaurants & Leisure)		5.750%	05/01/2025	1,264,000	1,311,291
Mattel, Inc. (Leisure Products)	(c)	3.375%	04/01/2026	128,000	117,430
McDonald's Corp. (Hotels, Restaurants & Leisure)		3.500%	07/01/2027	272,000	266,512
McDonald's Corp. (Hotels, Restaurants & Leisure)		2.625%	09/01/2029	1,700,000	1,523,356
McDonald's Corp. (Hotels, Restaurants & Leisure)		3.625%	09/01/2049	90,000	74,310
MDC Holdings, Inc. (Household Durables)		6.000%	01/15/2043	1,150,000	939,379
Nissan Motor Co. Ltd. (Automobiles)	(c)	4.345%	09/17/2027	430,000	394,633
O'Reilly Automotive, Inc. (Specialty Retail)		3.600%	09/01/2027	6,000	5,794
O'Reilly Automotive, Inc. (Specialty Retail)		4.350%	06/01/2028	47,000	46,840
O'Reilly Automotive, Inc. (Specialty Retail)		3.900%	06/01/2029	232,000	219,690
Prosus N.V. (Internet & Direct Marketing Retail)	(c)	3.257%	01/19/2027	629,000	546,651
Prosus N.V. (Internet & Direct Marketing Retail)	(c)	3.680%	01/21/2030	216,000	172,084
Ross Stores, Inc. (Specialty Retail)		4.700%	04/15/2027	280,000	281,477
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(c)	10.875%	06/01/2023	136,000	136,454
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(c)	11.500%	06/01/2025	143,000	146,933
Wynn Macau Ltd. (Hotels, Restaurants & Leisure)	(c)	5.625%	08/26/2028	292,000	179,872
					17,822,182
Consumer Staples–1.3%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(c)	3.500%	03/15/2029	156,000	126,253
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(c)	4.875%	02/15/2030	971,000	832,963
Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	(c)	2.950%	01/25/2030	77,000	66,337
Altria Group, Inc. (Tobacco)		4.800%	02/14/2029	106,000	100,718
Altria Group, Inc. (Tobacco)		3.400%	05/06/2030	1,934,000	1,640,541
B.A.T. Capital Corp. (Tobacco)		4.700%	04/02/2027	180,000	175,826
B.A.T. Capital Corp. (Tobacco)		2.259%	03/25/2028	1,460,000	1,223,095
Campbell Soup Co. (Food Products)		3.950%	03/15/2025	113,000	112,714
Cargill, Inc. (Food Products)	(c)	1.375%	07/23/2023	77,000	75,477
Cargill, Inc. (Food Products)	(c)	2.125%	04/23/2030	1,301,000	1,114,780
Coca-Cola Co. / The (Beverages)		3.375%	03/25/2027	1,376,000	1,364,290
Coca-Cola Co. / The (Beverages)		3.450%	03/25/2030	182,000	177,031
Estee Lauder Cos., Inc. / The (Personal Products)		2.600%	04/15/2030	412,000	369,860
Fomento Economico Mexicano S.A.B de C.V. (Beverages)		3.500%	01/16/2050	182,000	141,985
Indofood CBP Sukses Makmur Tbk PT (Food Products)		3.398%	06/09/2031	840,000	648,926
J.M. Smucker Co. / The (Food Products)		2.375%	03/15/2030	165,000	139,959
Lamb Weston Holdings, Inc. (Food Products)	(c)	4.875%	05/15/2028	1,000,000	941,110
MARB BondCo PLC (Food Products)		3.950%	01/29/2031	1,483,000	1,138,603
Mars, Inc. (Food Products)	(c)	2.700%	04/01/2025	113,000	110,383
Mars, Inc. (Food Products)	(c)	3.200%	04/01/2030	28,000	26,001
Mondelez International Holdings Netherlands B.V. (Food Products)	(c)	2.250%	09/19/2024	249,000	241,095
Mondelez International, Inc. (Food Products)		2.750%	04/13/2030	19,000	16,686
Natura Cosmeticos SA (Personal Products)		4.125%	05/03/2028	563,000	463,574
Natura Cosmeticos SA (Personal Products)	(c)	4.125%	05/03/2028	230,000	189,382
PepsiCo, Inc. (Beverages)		2.250%	03/19/2025	1,412,000	1,375,168
PepsiCo, Inc. (Beverages)		2.625%	03/19/2027	58,000	55,654
Pilgrim's Pride Corp. (Food Products)	(c)	5.875%	09/30/2027	347,000	332,253
Pilgrim's Pride Corp. (Food Products)	(c)	4.250%	04/15/2031	1,000,000	834,480
Procter & Gamble Co. / The (Household Products)		3.000%	03/25/2030	68,000	64,157
Sysco Corp. (Food & Staples Retailing)		2.400%	02/15/2030	72,000	61,402
Sysco Corp. (Food & Staples Retailing)		5.950%	04/01/2030	1,279,000	1,363,619
					15,524,322
Energy–1.8%
Apache Corp. (Oil, Gas & Consumable Fuels)		4.250%	01/15/2030	1,000,000	886,250
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		2.939%	06/04/2051	2,874,000	2,054,909
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		5.850%	02/01/2035	860,000	872,417

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Energy (continued)
Cheniere Corpus Christi Holdings LLC (Oil, Gas & Consumable Fuels)		3.700%	11/15/2029	$ 557,000	$ 509,489
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	(c)	5.750%	01/15/2031	1,582,000	1,529,699
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	(c)	2.875%	04/01/2032	218,000	170,240
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		4.500%	01/15/2030	1,733,000	1,636,993
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		5.600%	07/15/2041	195,000	193,696
Enbridge Energy Partners LP (Oil, Gas & Consumable Fuels)		7.375%	10/15/2045	1,014,000	1,207,852
Energy Transfer LP (Oil, Gas & Consumable Fuels)		6.250%	04/15/2049	931,000	902,433
EQT Corp. (Oil, Gas & Consumable Fuels)		7.500%	02/01/2030	1,013,000	1,087,344
GNL Quintero SA (Oil, Gas & Consumable Fuels)		4.634%	07/31/2029	792,395	760,144
Hess Corp. (Oil, Gas & Consumable Fuels)		4.300%	04/01/2027	1,806,000	1,760,467
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		4.300%	03/01/2028	1,449,000	1,409,610
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		6.800%	03/15/2032	1,193,000	1,284,644
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.500%	03/01/2041	1,072,000	1,170,081
Oleoducto Central SA (Oil, Gas & Consumable Fuels)	(c)	4.000%	07/14/2027	410,000	342,057
Oleoducto Central SA (Oil, Gas & Consumable Fuels)		4.000%	07/14/2027	356,000	297,006
ONEOK Partners LP (Oil, Gas & Consumable Fuels)		6.125%	02/01/2041	975,000	928,305
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		6.350%	01/15/2031	127,000	132,664
Ovintiv, Inc. (Oil, Gas & Consumable Fuels)		7.375%	11/01/2031	985,000	1,082,841
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		3.550%	12/15/2029	136,000	119,824
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)		6.800%	05/15/2038	1,561,000	1,752,011
Tengizchevroil Finance Co. International Ltd. (Oil, Gas & Consumable Fuels)	(c)	3.250%	08/15/2030	487,000	370,393
					22,461,369
Financials–4.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		6.500%	07/15/2025	271,000	277,281
Alleghany Corp. (Insurance)		3.625%	05/15/2030	291,000	272,278
Argentum Netherlands B.V. for Swiss Re Ltd. (Rate is fixed until 08/15/2025, at which point, the rate becomes QL + 359) (Insurance)	(d)	5.750%	08/15/2050	1,500,000	1,449,945
Aviation Capital Group LLC (Diversified Financial Svs.)	(c)	4.375%	01/30/2024	50,000	49,102
Aviation Capital Group LLC (Diversified Financial Svs.)	(c)	5.500%	12/15/2024	148,000	146,699
Aviation Capital Group LLC (Diversified Financial Svs.)	(c)	4.125%	08/01/2025	3,000	2,851
Aviation Capital Group LLC (Diversified Financial Svs.)	(c)	4.875%	10/01/2025	57,000	55,247
Aviation Capital Group LLC (Diversified Financial Svs.)	(c)	1.950%	01/30/2026	181,000	157,435
Aviation Capital Group LLC (Diversified Financial Svs.)	(c)	1.950%	09/20/2026	2,008,000	1,706,185
Aviation Capital Group LLC (Diversified Financial Svs.)	(c)	3.500%	11/01/2027	50,000	44,088
Banco de Credito del Peru SA (Rate is fixed until 07/01/2025, at which point, the rate becomes H15T5Y + 300) (Banks)	(c)(d)	3.125%	07/01/2030	244,000	222,966
Banco Santander SA (Rate is fixed until 03/24/2027, at which point, the rate becomes H15T1Y + 200) (Banks)	(d)	4.175%	03/24/2028	1,800,000	1,717,524
Bank of America Corp. (Rate is fixed until 04/24/2027, at which point, the rate becomes QL + 151) (Banks)	(d)	3.705%	04/24/2028	501,000	477,579
Bank of America Corp. (Rate is fixed until 04/27/2027, at which point, the rate becomes SOFR + 158) (Banks)	(d)	4.376%	04/27/2028	271,000	266,792
Bank of America Corp. (Rate is fixed until 03/05/2028, at which point, the rate becomes QL + 107) (Banks)	(d)	3.970%	03/05/2029	177,000	168,777
Bank of America Corp. (Rate is fixed until 04/29/2030, at which point, the rate becomes SOFR + 215) (Banks)	(d)	2.592%	04/29/2031	1,441,000	1,222,174
BNP Paribas SA (Rate is fixed until 11/19/2024, at which point, the rate becomes QL + 111) (Banks)	(c)(d)	2.819%	11/19/2025	2,170,000	2,072,950
BNP Paribas SA (Rate is fixed until 01/13/2030, at which point, the rate becomes SOFR + 151) (Banks)	(c)(d)	3.052%	01/13/2031	333,000	287,290
Capital One Financial Corp. (Rate is fixed until 05/10/2027, at which point, the rate becomes SOFR + 206) (Consumer Finance)	(d)	4.927%	05/10/2028	197,000	195,105
Capital One Financial Corp. (Rate is fixed until 03/01/2029, at which point, the rate becomes SOFR + 179) (Consumer Finance)	(d)	3.273%	03/01/2030	1,651,000	1,461,061
Citigroup, Inc. (Rate is fixed until 01/10/2027, at which point, the rate becomes QL + 156) (Banks)	(d)	3.887%	01/10/2028	1,538,000	1,478,715
Citigroup, Inc. (Rate is fixed until 04/23/2028, at which point, the rate becomes QL + 119) (Banks)	(d)	4.075%	04/23/2029	212,000	201,506
Citigroup, Inc. (Rate is fixed until 03/20/2029, at which point, the rate becomes QL + 134) (Banks)	(d)	3.980%	03/20/2030	145,000	135,613
Citigroup, Inc. (Rate is fixed until 03/31/2030, at which point, the rate becomes SOFR + 391) (Banks)	(d)	4.412%	03/31/2031	380,000	362,926
Cloverie PLC for Zurich Insurance Co. Ltd. (Rate is fixed until 06/24/2026, at which point, the rate becomes QL + 492) (Insurance)	(d)	5.625%	06/24/2046	1,116,000	1,110,420
Cooperatieve Rabobank UA (Rate is fixed until 04/10/2024, at which point, the rate becomes USSW5 + 189) (Banks)	(d)	4.000%	04/10/2029	1,000,000	978,652
Credit Suisse AG (Diversified Financial Svs.)	(c)	6.500%	08/08/2023	346,000	346,000
Credit Suisse Group AG (Rate is fixed until 12/23/2027, at which point, the rate becomes H15T5Y + 638) (Capital Markets)	(c)(d)	9.750%	Perpetual	641,000	654,621
Credit Suisse Group AG (Rate is fixed until 06/05/2025, at which point, the rate becomes SOFR + 204) (Capital Markets)	(c)(d)	2.193%	06/05/2026	1,445,000	1,309,669

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Credit Suisse Group AG (Rate is fixed until 05/14/2031, at which point, the rate becomes SOFR + 173) (Capital Markets)	(c)(d)	3.091%	05/14/2032	$ 280,000	$ 222,822
Danske Bank A/S (Rate is fixed until 04/01/2027, at which point, the rate becomes H15T1Y + 175) (Banks)	(c)(d)	4.298%	04/01/2028	1,829,000	1,734,698
Deutsche Bank AG (Rate is fixed until 01/07/2027, at which point, the rate becomes SOFR + 132) (Banks)	(d)	2.552%	01/07/2028	1,993,000	1,725,159
Ford Motor Credit Co. LLC (Consumer Finance)		2.700%	08/10/2026	862,000	734,553
Ford Motor Credit Co. LLC (Consumer Finance)		4.950%	05/28/2027	209,000	194,109
General Motors Financial Co., Inc. (Consumer Finance)		4.350%	01/17/2027	99,000	94,971
General Motors Financial Co., Inc. (Consumer Finance)		2.400%	10/15/2028	1,366,000	1,134,492
General Motors Financial Co., Inc. (Consumer Finance)		4.300%	04/06/2029	126,000	115,635
Goldman Sachs Group, Inc. / The (Rate is fixed until 04/22/2031, at which point, the rate becomes SOFR + 128) (Capital Markets)	(d)	2.615%	04/22/2032	2,059,000	1,709,454
Goldman Sachs Group, Inc. / The (Rate is fixed until 07/21/2031, at which point, the rate becomes SOFR + 125) (Capital Markets)	(d)	2.383%	07/21/2032	103,000	83,292
Harley-Davidson Financial Services, Inc. (Consumer Finance)	(c)	3.350%	06/08/2025	187,000	179,674
Harley-Davidson Financial Services, Inc. (Consumer Finance)	(c)	3.050%	02/14/2027	118,000	106,868
HSBC Holdings PLC (Rate is fixed until 03/30/2025, at which point, the rate becomes USISDA05 + 437) (Banks)	(d)	6.375%	Perpetual	212,000	204,993
HSBC Holdings PLC (Rate is fixed until 03/10/2025, at which point, the rate becomes SOFR + 143) (Banks)	(d)	2.999%	03/10/2026	289,000	275,082
HSBC Holdings PLC (Rate is fixed until 03/13/2027, at which point, the rate becomes QL + 155) (Banks)	(d)	4.041%	03/13/2028	1,423,000	1,351,327
HSBC Holdings PLC (Rate is fixed until 03/29/2032, at which point, the rate becomes SOFR + 253) (Banks)	(d)	4.762%	03/29/2033	280,000	258,263
ING Bank N.V. (Banks)	(c)	5.800%	09/25/2023	1,306,000	1,327,919
ING Groep N.V. (Rate is fixed until 03/28/2027, at which point, the rate becomes SOFR + 183) (Banks)	(d)	4.017%	03/28/2028	209,000	199,053
JPMorgan Chase & Co. (Rate is fixed until 12/05/2028, at which point, the rate becomes QL + 133) (Banks)	(d)	4.452%	12/05/2029	1,465,000	1,426,773
JPMorgan Chase & Co. (Rate is fixed until 10/15/2029, at which point, the rate becomes SOFR + 151) (Banks)	(d)	2.739%	10/15/2030	218,000	190,206
JPMorgan Chase & Co. (Rate is fixed until 03/24/2030, at which point, the rate becomes SOFR + 379) (Banks)	(d)	4.493%	03/24/2031	171,000	167,001
JPMorgan Chase & Co. (Rate is fixed until 04/22/2031, at which point, the rate becomes SOFR + 125) (Banks)	(d)	2.580%	04/22/2032	458,000	385,363
Mizuho Financial Group, Inc. (Rate is fixed until 09/13/2029, at which point, the rate becomes SOFR + 157) (Banks)	(d)	2.869%	09/13/2030	1,261,000	1,095,115
Morgan Stanley (Rate is fixed until 04/20/2027, at which point, the rate becomes SOFR + 161) (Capital Markets)	(d)	4.210%	04/20/2028	1,992,000	1,947,491
Nationwide Building Society (Thrifts & Mortgage Finance)	(c)	4.000%	09/14/2026	1,299,000	1,251,100
Nationwide Building Society (Rate is fixed until 02/16/2027, at which point, the rate becomes SOFR + 129) (Thrifts & Mortgage Finance)	(c)(d)	2.972%	02/16/2028	368,000	335,855
Nomura Holdings, Inc. (Capital Markets)		2.999%	01/22/2032	1,330,000	1,080,221
S&P Global, Inc. (Capital Markets)	(c)	4.750%	08/01/2028	16,000	16,256
S&P Global, Inc. (Capital Markets)	(c)	4.250%	05/01/2029	66,000	65,267
Santander Holdings U.S.A., Inc. (Rate is fixed until 01/06/2027, at which point, the rate becomes SOFR + 125) (Banks)	(d)	2.490%	01/06/2028	1,365,000	1,204,736
Santander U.K. Group Holdings PLC (Rate is fixed until 01/11/2027, at which point, the rate becomes SOFR + 122) (Banks)	(d)	2.469%	01/11/2028	1,374,000	1,214,040
Societe Generale SA (Rate is fixed until 12/14/2025, at which point, the rate becomes H15T1Y + 110) (Banks)	(c)(d)	1.488%	12/14/2026	1,629,000	1,436,823
Societe Generale SA (Rate is fixed until 01/19/2027, at which point, the rate becomes H15T1Y + 130) (Banks)	(c)(d)	2.797%	01/19/2028	380,000	339,328
Standard Chartered PLC (Rate is fixed until 03/30/2025, at which point, the rate becomes H15T1Y + 165) (Banks)	(c)(d)	3.971%	03/30/2026	1,839,000	1,796,574
Swedbank AB (Rate is fixed until 09/17/2024, at which point, the rate becomes H15T5Y + 413) (Banks)	(d)	5.625%	Perpetual	200,000	190,500
Swiss Re Finance Luxembourg SA (Rate is fixed until 04/02/2029, at which point, the rate becomes H15T5Y + 358) (Insurance)	(d)	5.000%	04/02/2049	200,000	189,250
Synchrony Financial (Consumer Finance)		4.875%	06/13/2025	1,340,000	1,325,002
UBS Group AG (Rate is fixed until 05/12/2025, at which point, the rate becomes H15T1Y + 155) (Capital Markets)	(c)(d)	4.488%	05/12/2026	267,000	265,980
UniCredit SpA (Rate is fixed until 06/03/2031, at which point, the rate becomes H15T1Y + 155) (Banks)	(c)(d)	3.127%	06/03/2032	200,000	156,035

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Wells Fargo & Co. (Rate is fixed until 10/30/2029, at which point, the rate becomes SOFR + 143) (Banks)	(d)	2.879%	10/30/2030	$ 298,000	$ 262,054
Wells Fargo & Co. (Rate is fixed until 04/04/2030, at which point, the rate becomes SOFR + 403) (Banks)	(d)	4.478%	04/04/2031	2,033,000	1,988,176
					48,812,961
Health Care–0.6%
AbbVie, Inc. (Biotechnology)		3.250%	10/01/2022	175,000	175,000
AbbVie, Inc. (Biotechnology)		2.800%	03/15/2023	14,000	13,959
AbbVie, Inc. (Biotechnology)		2.600%	11/21/2024	165,000	159,713
AbbVie, Inc. (Biotechnology)		3.800%	03/15/2025	1,235,000	1,225,114
Amgen, Inc. (Biotechnology)		3.350%	02/22/2032	159,000	145,551
Bayer U.S. Finance II LLC (Pharmaceuticals)	(c)	5.500%	07/30/2035	879,000	875,437
Bristol-Myers Squibb Co. (Pharmaceuticals)		3.400%	07/26/2029	624,000	602,335
Centene Corp. (Health Care Providers & Svs.)		4.625%	12/15/2029	376,000	350,620
Centene Corp. (Health Care Providers & Svs.)		3.375%	02/15/2030	212,000	179,787
Cigna Corp. (Health Care Providers & Svs.)		2.400%	03/15/2030	1,334,000	1,148,766
Cigna Corp. (Health Care Providers & Svs.)		3.200%	03/15/2040	52,000	41,047
Cigna Corp. (Health Care Providers & Svs.)		3.400%	03/15/2050	78,000	59,534
CVS Health Corp. (Health Care Providers & Svs.)		3.000%	08/15/2026	33,000	31,561
CVS Health Corp. (Health Care Providers & Svs.)		4.300%	03/25/2028	682,000	674,784
CVS Health Corp. (Health Care Providers & Svs.)		4.125%	04/01/2040	141,000	123,072
DH Europe Finance II SARL (Health Care Equip. & Supplies)		2.200%	11/15/2024	129,000	123,745
DH Europe Finance II SARL (Health Care Equip. & Supplies)		2.600%	11/15/2029	71,000	63,665
Jaguar Land Rover Automotive PLC (Health Care Providers & Svs.)	(c)	5.500%	07/15/2029	1,227,000	889,575
Medline Borrower LP (Health Care Equip. & Supplies)	(c)	3.875%	04/01/2029	240,000	204,410
Pfizer, Inc. (Pharmaceuticals)		2.625%	04/01/2030	1,080,000	986,124
					8,073,799
Industrials–1.0%
Air Lease Corp. (Trading Companies & Distributors)		2.875%	01/15/2026	28,000	25,701
Air Lease Corp. (Trading Companies & Distributors)		3.625%	04/01/2027	15,000	13,889
Air Lease Corp. (Trading Companies & Distributors)		2.100%	09/01/2028	107,000	85,778
Air Lease Corp. (Trading Companies & Distributors)		4.625%	10/01/2028	883,000	816,537
Aircastle Ltd. (Trading Companies & Distributors)		4.125%	05/01/2024	58,000	56,358
Aircastle Ltd. (Trading Companies & Distributors)	(c)	5.250%	08/11/2025	1,269,000	1,225,208
Aircastle Ltd. (Trading Companies & Distributors)		4.250%	06/15/2026	21,000	19,428
Aircastle Ltd. (Trading Companies & Distributors)	(c)	2.850%	01/26/2028	332,000	274,453
BAE Systems PLC (Aerospace & Defense)	(c)	3.400%	04/15/2030	200,000	182,570
Carrier Global Corp. (Building Products)		2.242%	02/15/2025	21,000	19,955
Carrier Global Corp. (Building Products)		2.493%	02/15/2027	26,000	23,654
CITIC Ltd. (Industrial Conglomerates)		2.850%	02/25/2030	230,000	202,143
CNH Industrial Capital LLC (Machinery)		3.950%	05/23/2025	205,000	202,830
Delta Air Lines, Inc. / SkyMiles IP Ltd. (Airlines)	(c)	4.500%	10/20/2025	859,058	834,715
Delta Air Lines, Inc. / SkyMiles IP Ltd. (Airlines)	(c)	4.750%	10/20/2028	156,000	147,354
Embraer Netherlands Finance B.V. (Aerospace & Defense)	(c)	6.950%	01/17/2028	647,000	626,296
ENA Master Trust	(c)	4.000%	05/19/2048	203,000	157,585
Equifax, Inc. (Professional Svs.)		2.600%	12/01/2024	1,138,000	1,097,895
Equifax, Inc. (Professional Svs.)		2.600%	12/15/2025	147,000	138,572
Equifax, Inc. (Professional Svs.)		3.100%	05/15/2030	240,000	210,805
Flowserve Corp. (Machinery)		2.800%	01/15/2032	1,801,000	1,418,502
General Dynamics Corp. (Aerospace & Defense)		3.625%	04/01/2030	1,205,000	1,168,131
General Electric Co. (Industrial Conglomerates)		6.750%	03/15/2032	1,085,000	1,213,812
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		3.844%	05/01/2025	205,000	201,845
Parker-Hannifin Corp. (Machinery)		4.500%	09/15/2029	868,000	863,701
RELX Capital, Inc. (Professional Svs.)		4.750%	05/20/2032	65,000	66,017
Westinghouse Air Brake Technologies Corp. (Machinery)		4.400%	03/15/2024	1,125,000	1,126,922
Westinghouse Air Brake Technologies Corp. (Machinery)		3.200%	06/15/2025	45,000	42,906
					12,463,562
Information Technology–1.7%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		1.250%	08/20/2030	1,070,000	877,626
Broadcom, Inc. (Semiconductors & Equip.)	(c)	4.000%	04/15/2029	36,000	33,357
Broadcom, Inc. (Semiconductors & Equip.)		4.150%	11/15/2030	1,143,000	1,047,232
Broadcom, Inc. (Semiconductors & Equip.)	(c)	4.150%	04/15/2032	123,000	111,045
Broadcom, Inc. (Semiconductors & Equip.)	(c)	4.926%	05/15/2037	180,000	161,378
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		4.250%	04/01/2028	1,196,000	1,079,390
Global Payments, Inc. (IT Svs.)		4.800%	04/01/2026	185,000	184,992
Global Payments, Inc. (IT Svs.)		3.200%	08/15/2029	75,000	65,541
HP, Inc. (Tech. Hardware, Storage & Periph.)		5.500%	01/15/2033	1,119,000	1,091,519

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Information Technology (continued)
Infor, Inc. (Software)	(c)	1.750%	07/15/2025	$ 1,696,000	$ 1,568,697
Kyndryl Holdings, Inc. (IT Svs.)	(c)	2.050%	10/15/2026	2,046,000	1,722,264
Lam Research Corp. (Semiconductors & Equip.)		4.000%	03/15/2029	816,000	801,694
Mastercard, Inc. (IT Svs.)		3.350%	03/26/2030	1,713,000	1,634,934
Micron Technology, Inc. (Semiconductors & Equip.)		4.185%	02/15/2027	207,000	202,039
NXP B.V. / NXP Funding LLC (Semiconductors & Equip.)		5.550%	12/01/2028	125,000	126,764
Oracle Corp. (Software)		2.950%	04/01/2030	1,796,000	1,533,780
Oracle Corp. (Software)		2.875%	03/25/2031	225,000	185,380
Oracle Corp. (Software)		3.900%	05/15/2035	1,039,000	856,898
Oracle Corp. (Software)		3.600%	04/01/2040	134,000	100,138
Oracle Corp. (Software)		5.375%	07/15/2040	43,000	39,163
Oracle Corp. (Software)		3.650%	03/25/2041	77,000	57,382
PayPal Holdings, Inc. (IT Svs.)		2.850%	10/01/2029	1,440,000	1,302,975
SK Hynix, Inc. (Semiconductors & Equip.)	(c)	2.375%	01/19/2031	304,000	239,428
Skyworks Solutions, Inc. (Semiconductors & Equip.)		3.000%	06/01/2031	1,331,000	1,093,229
VeriSign, Inc. (IT Svs.)		2.700%	06/15/2031	1,408,000	1,133,077
Visa, Inc. (IT Svs.)		1.900%	04/15/2027	452,000	416,920
Visa, Inc. (IT Svs.)		2.050%	04/15/2030	220,000	192,988
VMware, Inc. (Software)		4.500%	05/15/2025	954,000	956,584
VMware, Inc. (Software)		4.650%	05/15/2027	293,000	291,486
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		2.850%	02/01/2029	1,595,000	1,298,641
Workday, Inc. (Software)		3.700%	04/01/2029	42,000	39,286
Workday, Inc. (Software)		3.800%	04/01/2032	1,100,000	1,005,043
					21,450,870
Materials–0.3%
Anglo American Capital PLC (Metals & Mining)	(c)	3.875%	03/16/2029	355,000	326,487
Cemex S.A.B de C.V. (Construction Materials)	(c)	3.875%	07/11/2031	380,000	285,000
CSN Resources SA (Metals & Mining)		5.875%	04/08/2032	787,000	598,120
Freeport Indonesia PT (Metals & Mining)	(c)	4.763%	04/14/2027	749,000	716,793
Nucor Corp. (Metals & Mining)		4.300%	05/23/2027	685,000	682,404
Stillwater Mining Co. (Metals & Mining)	(c)	4.000%	11/16/2026	300,000	249,600
Suzano Austria GmbH (Paper & Forest Products)		2.500%	09/15/2028	374,000	303,875
Suzano Austria GmbH (Paper & Forest Products)		3.750%	01/15/2031	56,000	45,220
Volcan Cia Minera S.A.A. (Metals & Mining)	(c)	4.375%	02/11/2026	31,000	26,986
W.R. Grace Holdings LLC (Chemicals)	(c)	4.875%	06/15/2027	551,000	479,502
					3,713,987
Real Estate–0.5%
American Tower Corp. (Equity REIT)		3.650%	03/15/2027	138,000	131,049
American Tower Corp. (Equity REIT)		3.800%	08/15/2029	1,455,000	1,335,521
American Tower Corp. (Equity REIT)		4.050%	03/15/2032	70,000	63,791
Camden Property Trust (Equity REIT)		2.800%	05/15/2030	1,197,000	1,056,615
Crown Castle International Corp. (Equity REIT)		3.650%	09/01/2027	133,000	125,957
Crown Castle International Corp. (Equity REIT)		4.300%	02/15/2029	154,000	147,857
Crown Castle International Corp. (Equity REIT)		3.100%	11/15/2029	279,000	246,298
Crown Castle International Corp. (Equity REIT)		3.300%	07/01/2030	67,000	59,088
Equinix, Inc. (Equity REIT)		3.200%	11/18/2029	1,689,000	1,500,403
Vornado Realty LP (Equity REIT)		3.400%	06/01/2031	1,326,000	1,112,839
					5,779,418
Utilities–0.9%
AES Panama Generation Holdings SRL (Electric Utilities)	(c)	4.375%	05/31/2030	285,000	243,486
AES Panama Generation Holdings SRL (Electric Utilities)		4.375%	05/31/2030	241,000	205,895
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	669,000	612,811
American Water Capital Corp. (Water Utilities)		2.800%	05/01/2030	1,002,000	898,389
Chile Electricity PEC SpA (Electric Utilities)	(c)	0.000%	01/25/2028	460,000	337,308
Comision Federal de Electricidad (Electric Utilities)	(c)	4.688%	05/15/2029	221,000	197,506
Comision Federal de Electricidad (Electric Utilities)		3.348%	02/09/2031	1,177,000	898,063
Comision Federal de Electricidad (Electric Utilities)	(c)	3.348%	02/09/2031	236,000	180,070
Dominion Energy, Inc. (Multi-Utilities)		3.375%	04/01/2030	1,554,000	1,420,571
Duke Energy Carolinas NC Storm Funding LLC (Electric Utilities)		2.617%	07/01/2041	200,000	166,714
Enel Chile SA (Electric Utilities)		4.875%	06/12/2028	688,000	657,040
Engie Energia Chile SA (Electric Utilities)		3.400%	01/28/2030	673,000	571,209
NRG Energy, Inc. (Electric Utilities)	(c)	3.750%	06/15/2024	308,000	302,142
Oncor Electric Delivery Co. LLC (Electric Utilities)		3.700%	11/15/2028	1,164,000	1,132,566
Pacific Gas and Electric Co. (Electric Utilities)		4.400%	03/01/2032	985,000	854,919

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Utilities (continued)
Southern Co. / The (Electric Utilities)		3.700%	04/30/2030	$ 2,032,000	$ 1,885,468
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(c)	4.375%	05/01/2029	231,000	193,262
					10,757,419
Total Corporate Bonds (Cost $188,056,841)					$178,766,165

Purchased Options–6.4%	Notional Amount	Expiration	Exercise Price	Contracts (e)	Value
S&P 500 Index Call Option	$ 7,570,760	December 2023	$3,700	20	$ 1,040,000
S&P 500 Index Call Option	17,034,210	December 2023	4,000	45	1,598,805
S&P 500 Index Call Option	14,005,906	December 2023	4,100	37	1,118,140
S&P 500 Index Call Option	75,707,600	December 2023	4,150	200	6,112,200
S&P 500 Index Call Option	90,470,582	December 2023	4,200	239	6,180,540
S&P 500 Index Call Option	83,278,360	December 2023	4,250	220	5,244,800
S&P 500 Index Call Option	7,949,298	December 2023	4,300	21	460,530
S&P 500 Index Call Option	16,277,134	December 2023	4,400	43	873,330
S&P 500 Index Call Option	17,791,286	December 2023	4,500	47	740,250
S&P 500 Index Call Option	9,084,912	December 2023	4,600	24	344,832
S&P 500 Index Call Option	9,463,450	December 2023	4,700	25	268,650
S&P 500 Index Call Option	8,706,374	December 2024	4,000	23	1,124,240
S&P 500 Index Put Option	5,678,070	December 2023	3,700	15	521,700
S&P 500 Index Put Option	17,034,210	December 2023	4,000	45	2,077,515
S&P 500 Index Put Option	14,005,906	December 2023	4,100	37	1,904,020
S&P 500 Index Put Option	75,707,600	December 2023	4,150	200	10,652,000
S&P 500 Index Put Option	90,470,582	December 2023	4,200	239	13,866,302
S&P 500 Index Put Option	83,278,360	December 2023	4,250	220	13,041,600
S&P 500 Index Put Option	7,949,298	December 2023	4,300	21	1,303,680
S&P 500 Index Put Option	16,277,134	December 2023	4,400	43	2,922,710
S&P 500 Index Put Option	17,791,286	December 2023	4,500	47	3,494,920
S&P 500 Index Put Option	9,084,912	December 2023	4,600	24	1,918,968
S&P 500 Index Put Option	3,785,380	December 2023	4,700	10	883,300
S&P 500 Index Put Option	8,706,374	December 2024	4,000	23	1,232,501
Total Purchased Options (Cost $86,283,584)					$ 78,925,533

Exchange Traded Funds–5.0%	Shares	Value
SPDR S&P 500 ETF Trust	81,054	$ 30,577,621
Vanguard S&P 500 ETF	88,208	30,597,591
Total Exchange Traded Funds (Cost $63,437,890)		$ 61,175,212

Asset-Backed / Mortgage-Backed Securities–4.8%		Rate	Maturity	Face Amount	Value
Consumer Discretionary–0.1%
Domino's Pizza Master Issuer LLC 2021-1A A2I	(c)	2.662%	04/25/2051	$ 174,240	$ 151,874
Great Wolf Trust 2019-WOLF C	(c)	ML + 163	12/15/2036	79,000	76,020
Hardee's Funding LLC 2018-1A A23	(c)	5.710%	06/20/2048	128,617	124,149
Hardee's Funding LLC 2020-1A A2	(c)	3.981%	12/20/2050	133,015	120,793
					472,836
Financials–4.6%
AB Issuer LLC 2021-1 A2	(c)	3.734%	07/30/2051	317,600	281,868
ACM Auto Trust 2022-1A A	(c)	3.230%	04/20/2029	323,994	322,898
Affirm Asset Securitization Trust 2021-A C	(c)	1.660%	08/15/2025	200,000	191,258
Affirm Asset Securitization Trust 2021-Z1 A	(c)	1.070%	08/15/2025	127,745	124,655
Affirm Asset Securitization Trust 2021-Z2 A	(c)	1.170%	11/16/2026	79,701	77,602
AGL CLO 2021-12A D	(c)	QL + 285	07/20/2034	250,000	227,790
AREIT 2022-CRE6 A	(c)	SOFR30A + 125	01/16/2037	517,500	496,912
Atalaya Equipment Leasing Trust 2021-1A C	(c)	2.690%	06/15/2028	300,000	282,643
Avant Loans Funding Trust 2021-REV1 A	(c)	1.210%	07/15/2030	441,000	415,688
Bain Capital Credit CLO 2021-4A D	(c)	QL + 310	10/20/2034	250,000	231,270
Balboa Bay Loan Funding 2020-1A AR	(c)	QL + 112	01/20/2032	1,500,000	1,468,450
Balboa Bay Loan Funding 2021-1A D	(c)	QL + 305	07/20/2034	307,948	284,236
Ballyrock CLO 15 Ltd. 2021-1A C	(c)	QL + 310	04/15/2034	250,000	231,975
Ballyrock CLO 16 Ltd. 2021-16A C	(c)	QL + 290	07/20/2034	250,000	228,298
Ballyrock CLO 17 Ltd. 2021-17A A1A	(c)	QL + 115	10/20/2034	1,000,000	969,310
Ballyrock CLO 17 Ltd. 2021-17A C	(c)	QL + 305	10/20/2034	250,000	232,680
BBCMS 2020-BID A	(c)	ML + 214	10/15/2037	301,000	296,980
Bellemeade Re 2021-3A A2	(c)	SOFR30A + 100	09/25/2031	286,223	278,788
Bellemeade Re 2022-1 M1C	(c)	SOFR30A + 370	01/26/2032	327,948	313,345

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Bellemeade Re Ltd. 2021-1A M1C	(c)	SOFR30A + 295	03/25/2031	$ 167,482	$ 164,409
BFLD Trust 2021-FPM A	(c)	ML + 160	06/15/2038	462,000	445,616
Brex Commercial Charge Card Master Trust 2021-1 A	(c)	2.090%	07/15/2024	167,000	163,780
BX Commercial Mortgage Trust 2019-IMC E	(c)	ML + 215	04/15/2034	320,787	298,166
Cajun Global LLC 2021-1 A2	(c)	3.931%	11/20/2051	61,535	55,742
Carvana Auto Receivables Trust 2021-N3 C		1.020%	06/12/2028	141,000	135,474
Carvana Auto Receivables Trust 2021-N4 D		2.300%	09/11/2028	128,000	119,509
Carvana Auto Receivables Trust 2021-P4 N	(c)	2.150%	09/11/2028	521,650	518,831
College Ave Student Loans 2021-C C	(c)	3.060%	07/26/2055	136,800	120,699
COMM 2015-LC23 C		4.758%	10/10/2048	100,000	95,227
Connecticut Avenue Securities Trust 2019-R02 1M2	(c)	ML + 230	08/25/2031	9,569	9,569
Connecticut Avenue Securities Trust 2019-R03 1M2	(c)	ML + 215	09/25/2031	26,252	26,205
Connecticut Avenue Securities Trust 2019-R04 2B1	(c)	ML + 525	06/25/2039	937,518	949,958
Connecticut Avenue Securities Trust 2019-R06 2B1	(c)	ML + 375	09/25/2039	1,000,000	945,727
Connecticut Avenue Securities Trust 2019-R07 1M2	(c)	ML + 210	10/25/2039	36,220	35,955
Connecticut Avenue Securities Trust 2020-R02 2M2	(c)	ML + 200	01/25/2040	128,043	126,122
Connecticut Avenue Securities Trust 2020-SBT1 1M2	(c)	ML + 365	02/25/2040	255,000	243,994
Connecticut Avenue Securities Trust 2020-SBT1 2M2	(c)	ML + 365	02/25/2040	270,000	257,586
Connecticut Avenue Securities Trust 2021-R01 1M2	(c)	SOFR30A + 155	10/25/2041	462,831	429,287
Connecticut Avenue Securities Trust 2021-R03 1M2	(c)	SOFR30A + 165	12/25/2041	117,550	104,675
Connecticut Avenue Securities Trust 2022-R01 1B1	(c)	SOFR30A + 315	12/25/2041	305,277	260,444
Connecticut Avenue Securities Trust 2022-R02 2M1	(c)	SOFR30A + 120	01/25/2042	354,790	345,346
Connecticut Avenue Securities Trust 2022-R02 2M2	(c)	SOFR30A + 300	01/25/2042	960,000	884,954
Connecticut Avenue Securities Trust 2022-R03 1M1	(c)	SOFR30A + 210	03/25/2042	1,380,688	1,356,303
Connecticut Avenue Securities Trust 2022-R03 1M2	(c)	SOFR30A + 350	03/25/2042	253,631	241,292
Connecticut Avenue Securities Trust 2022-R04 1M2	(c)	SOFR30A + 310	03/25/2042	63,262	59,156
Connecticut Avenue Securities Trust 2022-R05 2M2	(c)	SOFR30A + 300	04/25/2042	599,367	569,668
Connecticut Avenue Securities Trust 2022-R06 1M1	(c)	SOFR30A + 275	05/25/2042	1,528,785	1,524,933
Connecticut Avenue Securities Trust 2022-R07 1M1	(c)	SOFR30A + 295	06/25/2042	1,298,674	1,301,718
CPS Auto Receivables Trust 2021-B C	(c)	1.230%	03/15/2027	234,000	224,749
CPS Auto Receivables Trust 2021-C D	(c)	1.690%	06/15/2027	210,000	193,930
Dext ABS 2021-1 C	(c)	2.290%	09/15/2028	264,000	236,503
Dext ABS 2021-1 D	(c)	2.810%	03/15/2029	133,000	117,514
Diamond Issuer 2021-1A B	(c)	2.701%	11/20/2051	271,624	235,697
Donlen Fleet Lease Funding 2021-2 C	(c)	1.200%	12/11/2034	460,000	432,976
Dryden 78 CLO Ltd. 2020-78A A	(c)	QL + 118	04/17/2033	1,500,000	1,463,065
Eagle Re 2021-2 M1B	(c)	SOFR30A + 205	04/25/2034	152,272	147,020
Elmwood CLO IX Ltd. 2021-2A D	(c)	QL + 295	07/20/2034	250,000	228,995
Fannie Mae Connecticut Avenue Securities 2014-C04 1M2		ML + 490	11/25/2024	174,706	179,637
Fannie Mae Connecticut Avenue Securities 2015-C02 1M2		ML + 400	05/25/2025	18,403	18,496
Fannie Mae Connecticut Avenue Securities 2015-C03 1M2		ML + 500	07/25/2025	100,885	102,022
Fannie Mae Connecticut Avenue Securities 2015-C04 1M2		ML + 570	04/25/2028	59,358	61,969
Fannie Mae Connecticut Avenue Securities 2016-C01 1M2		ML + 675	08/25/2028	75,535	79,340
Fannie Mae Connecticut Avenue Securities 2016-C07 2M2		ML + 435	05/25/2029	87,358	90,326
Fannie Mae Connecticut Avenue Securities 2017-C01 1M2		ML + 355	07/25/2029	213,017	217,556
Fannie Mae Connecticut Avenue Securities 2017-C07 1B1		ML + 400	05/25/2030	300,000	302,636
Fannie Mae Connecticut Avenue Securities 2018-C05 1M2		ML + 235	01/25/2031	807,855	802,552
Fannie Mae Connecticut Avenue Securities 2018-C06 1M2		ML + 200	03/25/2031	182,850	180,831
Fannie Mae Connecticut Avenue Securities 2021-R02 2B1	(c)	SOFR30A + 330	11/25/2041	211,036	180,495
Fannie Mae Connecticut Avenue Securities 2021-R02 2M2	(c)	SOFR30A + 200	11/25/2041	1,000,000	892,481
FHF Trust 2021-2A A	(c)	0.830%	12/15/2026	107,250	102,802
First Investors Auto Owner Trust 2018-1A E	(c)	5.350%	07/15/2024	350,000	351,195
Flatiron CLO 2021-1A D	(c)	QL + 290	07/19/2034	250,000	226,192
Ford Credit Auto Owner Trust 2021-1 D	(c)	2.310%	10/17/2033	230,000	205,219
Freddie Mac Multifamily Structured Credit Risk 2021-MN1 M1	(c)	SOFR30A + 200	01/25/2051	41,234	38,355
Freddie Mac REMICS FHR 4981 HS	(f)	ML + 610	06/25/2050	802,403	99,897
Freddie Mac REMICS FHR 5015 BI	(f)	4.000%	09/25/2050	558,088	104,529
Freddie Mac STACR REMIC Trust 2020-DNA1 M2	(c)	ML + 170	01/25/2050	58,513	57,854
Freddie Mac STACR REMIC Trust 2020-DNA5 M2	(c)	SOFR30A + 280	10/25/2050	118,212	118,396
Freddie Mac STACR REMIC Trust 2020-DNA6 M2	(c)	SOFR30A + 200	12/25/2050	1,500,000	1,475,805
Freddie Mac STACR REMIC Trust 2021-DNA3 B1	(c)	SOFR30A + 350	10/25/2033	278,276	239,700
Freddie Mac STACR REMIC Trust 2021-DNA5 B1	(c)	SOFR30A + 305	01/25/2034	1,000,000	858,274
Freddie Mac STACR REMIC Trust 2021-DNA6 M2	(c)	SOFR30A + 150	10/25/2041	393,665	359,377
Freddie Mac STACR REMIC Trust 2021-HQA2 M1	(c)	SOFR30A + 70	12/25/2033	796,693	788,169
Freddie Mac STACR REMIC Trust 2021-HQA3 M2	(c)	SOFR30A + 210	09/25/2041	1,000,000	874,021
Freddie Mac STACR REMIC Trust 2021-HQA4 M2	(c)	SOFR30A + 235	12/25/2041	1,046,349	902,883
Freddie Mac STACR REMIC Trust 2022-DNA1 M1B	(c)	SOFR30A + 185	01/25/2042	1,600,000	1,435,541
Freddie Mac STACR REMIC Trust 2022-DNA1 M2	(c)	SOFR30A + 250	01/25/2042	394,327	333,868

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Freddie Mac STACR REMIC Trust 2022-DNA3 M1A	(c)	SOFR30A + 200	04/25/2042	$ 1,322,437	$ 1,301,673
Freddie Mac STACR REMIC Trust 2022-DNA3 M1B	(c)	SOFR30A + 290	04/25/2042	1,600,000	1,504,044
Freddie Mac STACR REMIC Trust 2022-DNA3 M2	(c)	SOFR30A + 435	04/25/2042	200,000	181,610
Freddie Mac STACR REMIC Trust 2022-DNA4 M1B	(c)	SOFR30A + 335	05/25/2042	1,621,038	1,541,112
Freddie Mac STACR REMIC Trust 2022-HQA1 M1B	(c)	SOFR30A + 350	03/25/2042	65,368	62,422
Freddie Mac STACR Trust 2018-DNA2 B1	(c)	ML + 370	12/25/2030	1,000,000	977,597
Freddie Mac STACR Trust 2019-DNA4 M2	(c)	ML + 195	10/25/2049	13,808	13,685
Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2B		ML + 265	12/25/2029	458,126	455,320
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 M2	(c)	SOFR30A + 180	11/25/2041	986,480	888,410
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 M2	(c)	SOFR30A + 375	02/25/2042	295,064	264,904
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA5 M1B	(c)	SOFR30A + 450	06/25/2042	1,331,433	1,338,202
FREED ABS Trust 2021-2 C	(c)	1.940%	06/19/2028	460,000	446,141
Galaxy 30 CLO Ltd. 2022-30A D	(c)	TSFR3M + 335	04/15/2035	400,000	362,069
GCI Funding I LLC 2021-1 A	(c)	2.380%	06/18/2046	152,395	134,756
Goldentree Loan Management U.S. CLO 7 Ltd. 2020-7A AR	(c)	QL + 107	04/20/2034	250,000	241,751
Hertz Vehicle Financing III LLC 2022-1A C	(c)	2.630%	06/25/2026	220,000	203,584
HFX Funding Issuer 2017-1		3.622%	03/15/2035	280,000	262,062
Home Re 2020-1 M1B	(c)	ML + 325	10/25/2030	13,962	13,960
Home Re 2021-2 M1B	(c)	SOFR30A + 160	01/25/2034	222,490	217,275
JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 B		3.674%	12/15/2047	300,000	296,941
JPMBB Commercial Mortgage Securities Trust 2013-C15 AS		4.420%	11/15/2045	250,000	249,581
JPMBB Commercial Mortgage Securities Trust 2014-C21 C		4.797%	08/15/2047	295,000	277,871
JPMBB Commercial Mortgage Securities Trust 2015-C27 AS		3.634%	02/15/2048	130,694	127,417
LAD Auto Receivables Trust 2021-1A C	(c)	2.350%	04/15/2027	406,000	378,496
Morgan Stanley Capital I Trust 2018-H3 AS		4.429%	07/15/2051	270,000	265,707
MVW 2021-2A C	(c)	2.230%	05/20/2039	386,875	352,973
Neighborly Issuer 2022-1A A2	(c)	3.695%	01/30/2052	227,430	195,886
Neighborly Issuer LLC 2021-1A A2	(c)	3.584%	04/30/2051	125,361	108,797
Nelnet Student Loan Trust 2021-BA B	(c)	2.680%	04/20/2062	100,000	84,821
Nelnet Student Loan Trust 2021-DA C	(c)	3.500%	04/20/2062	100,000	87,273
Neuberger Berman Loan Advisers CLO 2021-42A D	(c)	QL + 280	07/16/2035	301,613	273,566
Neuberger Berman Loan Advisers CLO 43 Ltd. 2021-43A D	(c)	QL + 310	07/17/2035	250,000	233,781
Oaktown Re VII Ltd. 2021-2 M1A	(c)	SOFR30A + 160	04/25/2034	272,026	266,985
OCP CLO 2020-18A AR	(c)	QL + 109	07/20/2032	322,000	314,497
Octane Receivables Trust 2021-2A C	(c)	2.530%	05/21/2029	209,000	184,679
OneMain Direct Auto Receivables Trust 2022-1A C	(c)	5.310%	06/14/2029	1,100,000	1,095,859
PMT Credit Risk Transfer Trust 2019-2R A	(c)	ML + 275	05/27/2023	120,062	117,199
Rad CLO 11 Ltd. 2021-11A D	(c)	QL + 290	04/15/2034	250,000	230,997
Regatta XX Funding Ltd. 2021-2A A	(c)	QL + 116	10/15/2034	450,431	435,335
Regatta XXIV Funding Ltd. 2021-5A D	(c)	QL + 310	01/20/2035	450,000	422,856
Rockford Tower CLO 2021-1A D	(c)	QL + 300	07/20/2034	306,626	285,048
Rockford Tower CLO 2021-2A A1	(c)	QL + 116	07/20/2034	250,000	241,956
Santander Bank Auto Credit-Linked Notes Series 2022-A B	(c)	5.281%	05/15/2032	840,178	832,919
Santander Bank N.A. - SBCLN 2021-1A C	(c)	3.268%	12/15/2031	548,932	533,571
Santander Consumer Auto Receivables Trust 2021-CA B	(c)	1.440%	04/17/2028	55,749	55,468
SEB Funding LLC 2021-1A A2	(c)	4.969%	01/30/2052	331,170	302,066
SG Commercial Mortgage Securities Trust 2016-C5 A4		3.055%	10/10/2048	250,000	237,964
Signal Peak CLO 2022-12A C	(c)	TSFR3M + 345	07/18/2034	1,115,000	1,096,968
TICP CLO XV Ltd. 2020-15A A	(c)	QL + 128	04/20/2033	1,600,000	1,568,199
Triangle Re 2021-3 M1B	(c)	SOFR30A + 290	02/25/2034	240,000	228,669
UBS-Barclays Commercial Mortgage Trust 2012-C4 C	(c)	4.455%	12/10/2045	390,000	384,425
Upstart Securitization Trust 2020-3 A	(c)	1.702%	11/20/2030	19,532	19,474
Upstart Securitization Trust 2021-3 B	(c)	1.660%	07/20/2031	210,000	193,484
VASA Trust 2021-VASA A	(c)	ML + 90	07/15/2039	460,000	439,218
Wells Fargo Commercial Mortgage Trust 2016-C35 B		3.438%	07/15/2048	270,000	247,965
WFRBS Commercial Mortgage Trust 2014-C24 AS		3.931%	11/15/2047	270,000	264,486
					57,051,832
Industrials–0.1%
Avis Budget Rental Car Funding AESOP LLC 2017-2A D	(c)	4.560%	03/20/2024	1,185,000	1,184,999
Total Asset-Backed / Mortgage-Backed Securities (Cost $60,675,000)					$ 58,709,667

U.S. Government Agency Mortgage-Backed Securities–4.4%	Rate	Maturity	Face Amount	Value
Fannie Mae or Freddie Mac UMBS TBA	2.000%	07/15/2052	$ 1,523,097	$ 1,321,525
Fannie Mae or Freddie Mac UMBS TBA	2.500%	07/15/2052	15,030,022	13,514,103
Fannie Mae or Freddie Mac UMBS TBA	3.000%	07/15/2052	4,172,412	3,885,233
Fannie Mae or Freddie Mac UMBS TBA	3.500%	07/15/2052	6,605,359	6,351,982

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Fannie Mae or Freddie Mac UMBS TBA	4.000%	07/15/2052	$ 2,881,017	$ 2,840,897
Fannie Mae or Freddie Mac UMBS TBA	4.500%	07/15/2052	2,854,498	2,865,314
Fannie Mae Pool FN AL5310	3.500%	04/01/2044	2,288	2,254
Fannie Mae Pool FN AL5887	4.500%	10/01/2044	14,396	14,824
Fannie Mae Pool FN AL6542	4.500%	03/01/2045	20,960	21,582
Fannie Mae Pool FN AL6620	4.500%	08/01/2042	130,262	133,166
Fannie Mae Pool FN AL6997	4.500%	11/01/2042	9,534	9,840
Fannie Mae Pool FN AL8855	3.500%	07/01/2046	8,229	8,047
Fannie Mae Pool FN AS7168	3.500%	05/01/2046	16,898	16,524
Fannie Mae Pool FN AS7587	3.500%	07/01/2046	96,131	93,997
Fannie Mae Pool FN AS7822	3.500%	08/01/2046	195,213	190,890
Fannie Mae Pool FN AZ9203	3.000%	10/01/2045	21,091	20,088
Fannie Mae Pool FN BA2885	3.000%	10/01/2045	39,862	37,630
Fannie Mae Pool FN BA4752	3.000%	01/01/2046	5,114	4,841
Fannie Mae Pool FN BC1520	3.500%	08/01/2046	149,121	145,816
Fannie Mae Pool FN BC2468	3.000%	03/01/2046	97,638	92,083
Fannie Mae Pool FN BC2488	3.000%	03/01/2046	109,786	103,617
Fannie Mae Pool FN BC9077	3.500%	12/01/2046	10,834	10,594
Fannie Mae Pool FN BH1902	3.500%	12/01/2047	9,769	9,575
Fannie Mae Pool FN BH3892	3.500%	08/01/2047	21,764	21,283
Fannie Mae Pool FN BH6940	3.500%	08/01/2047	19,279	18,852
Fannie Mae Pool FN BJ1692	3.500%	12/01/2047	48,479	47,404
Fannie Mae Pool FN BJ1695	3.500%	12/01/2047	6,907	6,754
Fannie Mae Pool FN BJ4558	3.500%	01/01/2048	35,685	34,894
Fannie Mae Pool FN BJ4559	3.500%	01/01/2048	13,031	12,739
Fannie Mae Pool FN BJ4566	4.000%	01/01/2048	113,872	114,392
Fannie Mae Pool FN BJ4567	4.000%	01/01/2048	164,487	164,965
Fannie Mae Pool FN BJ5170	3.500%	03/01/2048	8,727	8,554
Fannie Mae Pool FN BK1964	4.000%	03/01/2048	33,699	33,766
Fannie Mae Pool FN BK1975	3.500%	03/01/2048	20,312	19,862
Fannie Mae Pool FN BK3211	4.500%	03/01/2048	35,825	36,282
Fannie Mae Pool FN BK4157	4.000%	05/01/2048	46,578	46,733
Fannie Mae Pool FN BM3282	3.500%	12/01/2047	5,898	5,831
Fannie Mae Pool FN BM3511	4.500%	02/01/2046	75,388	77,802
Fannie Mae Pool FN BM3912	3.000%	03/01/2047	118,733	112,526
Fannie Mae Pool FN BM4427	3.500%	04/01/2048	68,343	66,831
Fannie Mae Pool FN BM4735	3.500%	04/01/2048	89,541	87,561
Fannie Mae Pool FN BM4896	3.000%	02/01/2047	775,878	741,296
Fannie Mae Pool FN BM5138	3.500%	11/01/2048	154,498	151,463
Fannie Mae Pool FN BM5334	3.500%	01/01/2049	38,165	37,324
Fannie Mae Pool FN BN0012	4.500%	08/01/2048	20,527	20,681
Fannie Mae Pool FN BO3223	3.000%	10/01/2034	31,967	31,585
Fannie Mae Pool FN BO4725	2.500%	11/01/2034	49,681	47,744
Fannie Mae Pool FN BO5957	3.000%	12/01/2034	5,949	5,873
Fannie Mae Pool FN BO7717	3.000%	11/01/2034	5,816	5,746
Fannie Mae Pool FN BU1240	3.000%	03/01/2052	1,080,365	1,011,166
Fannie Mae Pool FN BU1349	3.000%	02/01/2052	840,945	787,816
Fannie Mae Pool FN BU8919	2.500%	04/01/2052	693,325	625,880
Fannie Mae Pool FN BU8922	2.500%	04/01/2052	691,105	623,553
Fannie Mae Pool FN CA0108	3.500%	08/01/2047	20,410	20,181
Fannie Mae Pool FN CB1113	2.000%	07/01/2051	1,124,856	976,832
Fannie Mae Pool FN CB2538	2.500%	01/01/2052	725,862	655,514
Fannie Mae Pool FN CB3564	2.500%	05/01/2052	589,735	532,372
Fannie Mae Pool FN CB3565	2.500%	05/01/2052	474,231	427,515
Fannie Mae Pool FN FM0029	3.000%	09/01/2046	194,666	186,018
Fannie Mae Pool FN FM1036	3.000%	05/01/2043	98,662	94,071
Fannie Mae Pool FN FS0967	2.500%	03/01/2052	788,584	712,062
Fannie Mae Pool FN MA3211	4.000%	12/01/2047	46,542	46,740
Fannie Mae Pool FN MA3239	4.000%	01/01/2048	7,432	7,486
Freddie Mac Gold Pool FG G60658	3.500%	07/01/2046	193,365	190,693
Freddie Mac Gold Pool FG G61360	3.500%	03/01/2048	40,434	39,570
Freddie Mac Gold Pool FG G61737	3.500%	11/01/2048	165,768	162,234
Freddie Mac Gold Pool FG Q54793	4.500%	03/01/2048	31,653	32,038
Freddie Mac Gold Pool FG Q55394	3.500%	04/01/2048	13,238	12,956
Freddie Mac Pool FR QD8682	3.000%	03/01/2052	701,604	656,667
Freddie Mac Pool FR QE0805	2.500%	04/01/2052	645,937	582,800
Freddie Mac Pool FR QE0808	2.500%	04/01/2052	697,382	629,541
Freddie Mac Pool FR QN0783	3.000%	10/01/2034	31,523	31,146
Freddie Mac Pool FR QN0786	3.000%	10/01/2034	68,529	67,711
Freddie Mac Pool FR QN0951	2.500%	11/01/2034	47,839	45,974

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Freddie Mac Pool FR RA6963	2.000%	03/01/2052	$ 1,087,030	$ 947,614
Freddie Mac Pool FR SB0040	2.500%	12/01/2033	229,004	224,614
Freddie Mac Pool FR SB0116	2.500%	11/01/2034	59,453	57,107
Freddie Mac Pool FR SD0932	2.500%	04/01/2052	724,622	656,345
Freddie Mac Pool FR ZA4718	3.000%	10/01/2046	142,233	134,621
Freddie Mac Pool FR ZK8962	3.000%	09/01/2032	53,654	53,179
Freddie Mac Pool FR ZK9009	3.000%	10/01/2032	20,624	20,441
Freddie Mac Pool FR ZK9163	3.000%	01/01/2033	32,175	31,791
Freddie Mac Pool FR ZM1434	3.500%	07/01/2046	25,001	24,476
Freddie Mac Pool FR ZM4821	3.500%	11/01/2047	26,484	25,894
Freddie Mac Pool FR ZM4939	3.500%	11/01/2047	48,115	47,046
Freddie Mac Pool FR ZM5102	3.500%	12/01/2047	57,853	56,564
Freddie Mac Pool FR ZM5228	3.500%	12/01/2047	34,825	34,020
Freddie Mac Pool FR ZM5705	3.500%	02/01/2048	16,573	16,205
Freddie Mac Pool FR ZM5707	3.500%	02/01/2048	11,031	10,785
Freddie Mac Pool FR ZM5945	4.000%	03/01/2048	33,609	33,764
Freddie Mac Pool FR ZM6220	4.000%	04/01/2048	14,547	14,540
Freddie Mac Pool FR ZM6276	4.000%	04/01/2048	40,800	40,919
Freddie Mac Pool FR ZM6427	4.000%	05/01/2048	93,491	93,661
Freddie Mac Pool FR ZN2165	4.500%	12/01/2048	47,164	48,627
Freddie Mac Pool FR ZS4598	3.000%	01/01/2045	18,058	17,181
Freddie Mac Pool FR ZS7403	3.000%	05/01/2031	170,137	169,994
Freddie Mac Pool FR ZS9830	3.500%	10/01/2046	192,770	188,478
Freddie Mac Pool FR ZT0272	3.500%	02/01/2047	108,862	106,446
Freddie Mac Pool FR ZT0337	3.500%	12/01/2044	19,052	18,723
Freddie Mac Pool FR ZT0537	3.500%	03/01/2048	150,422	147,069
Freddie Mac Pool FR ZT1633	4.000%	03/01/2047	9,634	9,702
Ginnie Mae II Jumbo TBA	3.000%	07/15/2052	1,154,251	1,087,972
Ginnie Mae II Jumbo TBA	4.000%	07/15/2052	2,802,682	2,790,365
Ginnie Mae II Jumbo TBA	4.500%	09/15/2052	4,324,000	4,352,714
Total U.S. Government Agency Mortgage-Backed Securities (Cost $55,064,355)				$ 54,272,558

Preferred Securities–0.2%		Rate	Quantity	Value
Financials–0.2%
Bank of America Corp. DR (Rate is fixed until 09/05/2024, at which point, the rate becomes QL + 371) (Banks)	(d)	6.250%	286,000	$ 277,992
Bank of America Corp. DR (Rate is fixed until 03/17/2025, at which point, the rate becomes QL + 390) (Banks)	(d)	6.100%	124,000	122,100
Bank of New York Mellon Corp. / The DR (Rate is fixed until 09/20/2025, at which point, the rate becomes H15T5Y + 436) (Capital Markets)	(d)	4.700%	61,000	59,597
Charles Schwab Corp. / The DR (Rate is fixed until 06/01/2026, at which point, the rate becomes H15T5Y + 317) (Capital Markets)	(d)	4.000%	455,000	385,685
Citigroup, Inc. DR (Rate is fixed until 01/30/2023, at which point, the rate becomes QL + 407) (Banks)	(d)	5.950%	217,000	212,617
Citigroup, Inc. DR (Rate is fixed until 05/15/2025, at which point, the rate becomes QL + 391) (Banks)	(d)	5.950%	142,000	131,826
Citigroup, Inc. (Rate is fixed until 12/10/2025, at which point, the rate becomes H15T5Y + 360) (Banks)	(d)	4.000%	101,000	87,365
Citigroup, Inc. DR (Rate is fixed until 02/15/2023, at which point, the rate becomes QL + 423) (Banks)	(d)	5.900%	27,000	26,454
Discover Financial Services (Rate is fixed until 09/23/2025, at which point, the rate becomes H15T5Y + 578) (Consumer Finance)	(d)	6.125%	404,000	403,959
Fifth Third Bancorp DR (Rate is fixed until 09/30/2025, at which point, the rate becomes H15T5Y + 422) (Banks)	(d)	4.500%	76,000	70,773
Goldman Sachs Group, Inc. / The DR (Rate is fixed until 11/10/2026, at which point, the rate becomes H15T5Y + 295) (Capital Markets)	(d)	4.125%	120,000	98,100
JPMorgan Chase & Co. DR (Banks)		QL + 347	131,000	124,188
JPMorgan Chase & Co. DR (Banks)		QL + 332	65,000	60,775
Truist Financial Corp. DR (Rate is fixed until 09/01/2030, at which point, the rate becomes H15T10Y + 435) (Banks)	(d)	5.100%	256,000	231,680
Wells Fargo & Co. DR (Rate is fixed until 06/15/2025, at which point, the rate becomes QL + 399) (Banks)	(d)	5.875%	292,000	284,671
				2,577,782
Industrials–0.0%
General Electric Co. (Industrial Conglomerates)		QL + 333	336,000	294,403
Utilities–0.0%
Vistra Corp. (Rate is fixed until 12/15/2026, at which point, the rate becomes H15T5Y + 574) (Ind. Power & Renewable Elec.)	(c)(d)	7.000%	107,000	97,103
Total Preferred Securities (Cost $3,286,024)				$ 2,969,288

Sovereign Debt Issues–0.1%	Rate	Maturity	Face Amount	Value
CDBL Funding 1	3.500%	10/24/2027	$ 230,000	$ 218,725

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Sovereign Debt Issues (Continued)		Rate	Maturity	Face Amount	Value
Colombia Government International Bond		3.125%	04/15/2031	$ 1,176,000	$ 867,057
Dominican Republic International Bond	(c)	4.875%	09/23/2032	250,000	192,359
Total Sovereign Debt Issues (Cost $1,533,203)					$ 1,278,141

Taxable Municipal Bonds–0.0%	Rate	Maturity	Face Amount	Value
Ochsner LSU Health System of North Louisiana	2.510%	05/15/2031	$ 230,000	$ 186,097
Tobacco Settlement Finance Authority	3.000%	06/01/2035	73,548	70,191
University of California	3.071%	05/15/2051	310,000	234,090
Total Taxable Municipal Bonds (Cost $612,575)				$ 490,378

Money Market Funds–6.6%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.494%	(g)	26,722,345	$ 26,719,673
State Street Institutional U.S. Government Money Market Fund, 1.434%	(g)	53,828,706	53,828,706
Total Money Market Funds (Cost $80,549,457)			$ 80,548,379
Total Investments – 102.7% (Cost $1,287,607,592)	(h)		$1,264,295,248
Liabilities in Excess of Other Assets – (2.7)%	(b)		(33,780,384)
Net Assets – 100.0%			$1,230,514,864

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts
CLO:	Collaterized Loan Obligation
DR:	Depositary Receipt
H15T10Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 10 Year, 2.980% at 06/30/2022
H15T1Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year, 2.800% at 06/30/2022
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 3.010% at 06/30/2022
ML:	Monthly U.S. LIBOR Rate, 1.787% at 06/30/2022
QL:	Quarterly U.S. LIBOR Rate, 2.285% at 06/30/2022
SOFR:	Secured Overnight Financing Rate, 1.500% at 06/30/2022
SOFR30A:	30 Day Average Secured Overnight Financing Rate, 1.089% at 06/30/2022
TSFR3M:	Quarterly CME Term SOFR, 2.117% at 06/30/2022
UMBS TBA:	Uniform Mortgage-Backed Security; the securities actually delivered on settlement of the To Be Announced ("TBA") could be issued by Fannie Mae, Freddie Mac, or any combination thereof
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 3.091% at 06/30/2022
USSW5:	USD Swap Semi 30/360 5 Year, 3.075% at 06/30/2022

Footnotes:
(a)	Non-income producing security.
(b)	Security is partially pledged as collateral for the futures contracts outstanding at June 30, 2022. The market value pledged totaled $24,798,496. See also the following Schedule of Open Futures Contracts.
(c)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2022, the value of these securities totaled $96,769,278, or 7.9% of the Portfolio’s net assets.
(d)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2022.
(e)	100 shares per contract.
(f)	Interest-only security
(g)	Rate represents the seven-day yield at June 30, 2022.
(h)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2022 (Unaudited)
  Long Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT U.S. Ultra Bond - Long	17	September 21, 2022	$ 2,671,954	$ 2,623,844	$ (48,110)	$ 39,843
CBT 10-Year U.S. Ultra Bond - Long	20	September 21, 2022	2,543,465	2,547,500	4,035	4,062
CBT U.S. Long Bond - Long	280	September 21, 2022	39,137,638	38,815,000	(322,638)	472,500
CBT 10-Year U.S. Treasury Note - Long	3,109	September 21, 2022	371,159,825	368,513,656	(2,646,169)	3,157,578

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Open Futures Contracts	June 30, 2022 (Unaudited)
  Long Futures Contracts (Continued)
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT 5-Year U.S. Treasury Note - Long	9	September 30, 2022	$ 1,015,887	$ 1,010,250	$ (5,637)	$ 6,328
CBT 2-Year U.S. Treasury Note - Long	31	September 30, 2022	6,487,757	6,510,484	22,727	17,438
			$423,016,526	$420,020,734	$(2,995,792)	$3,697,749
  Short Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Short	1,117	September 16, 2022	$(217,310,024)	(211,643,575)	$5,666,449	$1,773,238
Total Futures Contracts			$ 205,706,502	$ 208,377,159	$2,670,657	$5,470,987
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Unaudited)
Objective/Strategy
The ON Federated Core Plus Bond Portfolio seeks to provide total return by investing at least 80% of its net assets in fixed-income investments, primarily U.S. dollar denominated, investment-grade, fixed income securities. Investment-grade, fixed income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (“NRSRO”).
Performance as of June 30, 2022
Average Annual returns
One year	-10.41%
Since inception (5/1/20)	-3.42%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.58% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the  Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -10.29% versus -10.33% for its benchmark, the ICE BofA U.S. Broad Market Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  U.S. Treasury rates increased for all maturities of a month and longer. The magnitude of the rate increases was greatest in the front end of the yield curve with the one year rate up 236 basis points, while the thirty year rate was up 128 basis points during the period. This reshaping of the yield curve is known as a “bear flattener” and reflects the impact of the decision by the U.S. Federal Reserve (“Fed”) to increase the Federal Funds Rate by 150 basis points during the first six months of 2022. The Fed is raising the Fed Funds rate in an attempt to slow economic growth, in order to hopefully reduce inflation to the Fed’s inflation goal. Inflation has been running above the Fed’s goal due to continued strong consumer demand, supply chain disruptions, a tight labor market, and the Ukrainian war.
In anticipation of persistent inflation and a more aggressive Fed monetary policy, the Portfolio’s average duration position was less than that of the benchmark’s duration over the six-month period. In addition, the Portfolio was positioned for shorter term rates to increase more than longer term rates. As a result, the Portfolio generated positive returns relative to the benchmark from its duration and yield curve positioning in a rising interest rate environment. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio was negatively affected by its sector allocation. During the six-month reporting period, credit spreads widened and the Portfolio’s allocation to the out of index emerging markets and bank loan sectors detracted from the Portfolio’s performance relative to the benchmark. In addition, the resulting underweight to U.S. Treasuries also detracted. These detractors more than offset the positive contribution from an underweight to the foreign sovereign sector.
The Portfolio’s security selection during the reporting period detracted from relative returns. Specifically, the Portfolio had negative security selection in U.S. Treasuries, consumer goods, and mortgage-backed securities. The Portfolio was positively impacted by security selection in energy, basic industries, and foreign sovereign securities. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The following holdings contributed the most to the Portfolio’s performance during the six-month period:
•	The Portfolio held a short position in the June CBT U.S. Ultra Bond interest rate futures contract. This position was used to help manage the Portfolio’s interest rate risk and was a positive contributor in a rising rate environment.
•	The Portfolio held a short position in the March CBT U.S. Ultra Bond interest rate futures contract. This position was used to help manage the Portfolio’s interest rate risk and was a positive contributor in a rising rate environment.
•	The Portfolio held a short position in the June CBT 10-Year U.S. Treasury Note interest rate futures contract. This position was used to help manage the Portfolio’s interest rate risk and was a positive contributor in a rising rate environment.
The following holdings detracted the most from the Portfolio’s performance during the period:
•	U.S. Treasury Note 2.250% due 2/15/2052: This long U.S. Treasury Note was the worst contributor to performance due to the material increase in U.S. interest rates.
•	The Portfolio held an approximately 2.8% out of index position in the Federated Hermes Core Trust - Emerging Markets Core Fund. This exposure to credit sensitive emerging market bonds in a risk-off environment under-performed the higher quality benchmark.
•	U.S. Treasury Note 2.375% due 2/15/2042: This long U.S. Treasury Note was a negative contributor to performance due to the material increase in U.S. interest rates. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  U.S. interest rate futures were utilized to calibrate the Portfolio’s duration and yield curve positioning. The Portfolio’s average duration, which was less than the average duration of the benchmark, was a large positive contributor during the six-month period, while the Portfolio’s yield curve positioning was also a positive contributor. In aggregate, futures contracts contributed approximately 64 basis points to the Portfolio’s absolute return for the period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The ICE BofA U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2022 (1)
% of Net Assets
U.S. Treasury Obligations	38.6
U.S. Government Agency Mortgage-Backed Securities	27.2
Corporate Bonds (4)	23.0
Investment Companies	7.3
Asset-Backed / Mortgage-Backed Securities (4)	3.8
Sovereign Debt Issues	0.3
Common Stocks (4)	0.0
Money Market Funds Less Net Liabilities	(0.2)
100.0

Top 10 Portfolio Holdings as of June 30, 2022 (1) (2) (3)
		% of Net Assets
1.	U.S. Treasury Note 2.875%, 05/15/2052	5.9
2.	U.S. Treasury Note 0.125%, 06/30/2023	3.9
3.	Federated Hermes Core Trust III - Federated Project and Trade Finance Core Fund	3.3
4.	U.S. Treasury Note 0.875%, 06/30/2026	2.9
5.	U.S. Treasury Note 2.500%, 03/31/2027	2.8
6.	U.S. Treasury Note 1.875%, 02/15/2032	2.4
7.	U.S. Treasury Note 2.250%, 03/31/2024	2.4
8.	Federated Hermes Core Trust - Emerging Markets Core Fund	2.3
9.	U.S. Treasury Note 2.750%, 04/30/2027	2.2
10.	U.S. Treasury Note 2.375%, 02/15/2042	1.8

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Asset-Backed / Mortgage Backed Securities):
% of Net Assets
Financials	9.1
Industrials	2.9
Communication Services	2.5
Utilities	2.1
Health Care	2.0
Energy	1.8
Information Technology	1.5
Consumer Staples	1.5
Consumer Discretionary	1.2
Real Estate	1.1
Materials	1.1
26.8

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio
Schedule of Investments	June 30, 2022 (Unaudited)
U.S. Treasury Obligations–38.6%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		0.125%	04/30/2023	$ 3,000,000	$ 2,932,500
U.S. Treasury Note		0.125%	06/30/2023	22,500,000	21,885,644
U.S. Treasury Note		0.750%	12/31/2023	7,250,000	7,013,809
U.S. Treasury Note		2.250%	03/31/2024	14,000,000	13,823,906
U.S. Treasury Note		2.500%	04/30/2024	8,400,000	8,326,828
U.S. Treasury Note		0.250%	05/15/2024	7,500,000	7,128,223
U.S. Treasury Note		3.000%	06/30/2024	5,000,000	5,002,539
U.S. Treasury Note		0.375%	09/15/2024	6,000,000	5,662,969
U.S. Treasury Note		0.375%	12/31/2025	3,000,000	2,734,101
U.S. Treasury Note		0.875%	06/30/2026	18,000,000	16,524,141
U.S. Treasury Note		0.625%	07/31/2026	2,400,000	2,176,500
U.S. Treasury Note		1.500%	01/31/2027	3,500,000	3,267,852
U.S. Treasury Note		2.500%	03/31/2027	16,400,000	16,000,891
U.S. Treasury Note	(a)	0.500%	04/30/2027	3,200,000	2,832,250
U.S. Treasury Note		2.750%	04/30/2027	12,600,000	12,429,703
U.S. Treasury Note		2.625%	05/31/2027	3,000,000	2,943,281
U.S. Treasury Note		1.250%	03/31/2028	575,000	519,476
U.S. Treasury Note		1.500%	11/30/2028	4,200,000	3,813,797
U.S. Treasury Note		1.375%	12/31/2028	3,650,000	3,289,990
U.S. Treasury Note		2.375%	03/31/2029	6,500,000	6,221,973
U.S. Treasury Note		2.875%	04/30/2029	7,800,000	7,708,594
U.S. Treasury Note		1.125%	02/15/2031	405,000	348,015
U.S. Treasury Note		1.875%	02/15/2032	15,300,000	13,860,844
U.S. Treasury Note		2.875%	05/15/2032	2,500,000	2,471,875
U.S. Treasury Note		1.375%	11/15/2040	525,000	378,102
U.S. Treasury Note		1.875%	02/15/2041	180,000	141,166
U.S. Treasury Note		2.375%	02/15/2042	11,850,000	10,048,430
U.S. Treasury Note		2.000%	02/15/2050	3,750,000	2,905,957
U.S. Treasury Note		1.875%	02/15/2051	3,940,000	2,955,462
U.S. Treasury Note		2.875%	05/15/2052	35,300,000	33,341,953
Total U.S. Treasury Obligations (Cost $228,333,075)					$218,690,771

U.S. Government Agency Mortgage-Backed Securities–27.2%	Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN BM4333	3.500%	12/01/2047	$ 1,078,745	$ 1,052,469
Fannie Mae Pool FN BN6715	4.000%	06/01/2049	3,077,176	3,074,462
Fannie Mae Pool FN BP2797	2.500%	05/01/2050	1,586,169	1,432,322
Fannie Mae Pool FN BP6700	2.500%	09/01/2050	4,389,059	3,986,916
Fannie Mae Pool FN BP8188	2.000%	09/01/2050	6,278,936	5,477,063
Fannie Mae Pool FN BQ4558	2.000%	03/01/2051	2,193,698	1,912,411
Fannie Mae Pool FN BR1844	2.500%	01/01/2051	1,264,485	1,139,804
Fannie Mae Pool FN BR2231	2.000%	08/01/2051	1,882,964	1,641,634
Fannie Mae Pool FN BR4390	2.000%	03/01/2051	3,750,880	3,270,476
Fannie Mae Pool FN BR4694	2.000%	03/01/2051	5,892,785	5,136,732
Fannie Mae Pool FN BR9750	2.000%	04/01/2051	3,767,646	3,277,302
Fannie Mae Pool FN BT6901	2.500%	09/01/2051	2,577,968	2,323,626
Fannie Mae Pool FN BT7183	2.500%	08/01/2051	1,741,600	1,569,236
Fannie Mae Pool FN CA4574	4.000%	08/01/2049	1,743,039	1,737,888
Fannie Mae Pool FN CA4819	4.000%	12/01/2049	1,069,699	1,066,203
Fannie Mae Pool FN CA5348	3.500%	03/01/2050	1,667,595	1,617,049
Fannie Mae Pool FN CA5706	2.500%	05/01/2050	2,053,415	1,854,325
Fannie Mae Pool FN CA6998	3.000%	09/01/2050	3,170,971	2,963,696
Fannie Mae Pool FN CA7231	2.500%	10/01/2050	765,325	690,318
Fannie Mae Pool FN CA8118	2.000%	12/01/2050	1,880,759	1,639,665
Fannie Mae Pool FN CA9290	2.500%	02/01/2051	2,701,100	2,437,361
Fannie Mae Pool FN CA9293	2.500%	02/01/2051	2,529,295	2,279,868
Fannie Mae Pool FN CB1131	2.500%	07/01/2051	1,813,044	1,633,688
Fannie Mae Pool FN CB3335	4.500%	04/01/2052	4,865,564	5,001,372
Fannie Mae Pool FN FM2778	3.000%	03/01/2050	2,275,800	2,134,856
Fannie Mae Pool FN FM3734	3.500%	09/01/2049	1,230,784	1,203,676
Fannie Mae Pool FN FM3919	4.000%	05/01/2049	786,185	793,648
Fannie Mae Pool FN FM4122	2.000%	08/01/2050	6,445,096	5,619,481
Fannie Mae Pool FN FM4317	3.000%	09/01/2050	3,056,266	2,850,472
Fannie Mae Pool FN FM4532	3.000%	09/01/2050	3,443,424	3,218,284
Fannie Mae Pool FN FM5815	2.500%	12/01/2035	4,003,747	3,834,118
Fannie Mae Pool FN FM6708	2.500%	01/01/2051	3,823,576	3,446,838
Fannie Mae Pool FN FM7293	2.500%	05/01/2051	1,325,058	1,193,888
Fannie Mae Pool FN FM7502	3.500%	06/01/2050	2,849,135	2,760,380
Fannie Mae Pool FN FM7510	3.000%	06/01/2051	1,607,192	1,500,928
Fannie Mae Pool FN FM7706	3.500%	08/01/2050	3,419,460	3,322,003

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN FM8421	2.500%	08/01/2051	$ 2,280,217	$ 2,054,469
Fannie Mae Pool FN MA4119	2.000%	09/01/2050	934,888	815,141
Fannie Mae Pool FN MA4138	1.500%	09/01/2050	4,418,657	3,678,438
Fannie Mae Pool FN MA4255	2.000%	02/01/2051	1,702,487	1,484,654
Fannie Mae Pool FN MA4415	3.000%	09/01/2051	2,040,652	1,905,363
Fannie Mae Pool FN MA4593	4.000%	03/01/2052	969,989	957,650
Freddie Mac Pool FR QC8475	2.000%	10/01/2051	2,918,268	2,544,050
Freddie Mac Pool FR QC8887	3.000%	10/01/2051	2,304,295	2,150,805
Freddie Mac Pool FR QD7126	2.500%	02/01/2052	2,448,584	2,210,612
Freddie Mac Pool FR RA3357	2.000%	08/01/2050	1,234,151	1,075,253
Freddie Mac Pool FR RA3575	2.000%	09/01/2050	6,186,934	5,392,226
Freddie Mac Pool FR RA3611	2.500%	09/01/2050	4,215,198	3,803,328
Freddie Mac Pool FR RA5257	2.000%	05/01/2051	3,805,741	3,318,157
Freddie Mac Pool FR RA5258	2.000%	05/01/2051	7,389,500	6,441,905
Freddie Mac Pool FR RA5761	2.000%	06/01/2051	2,422,615	2,111,968
Freddie Mac Pool FR SB8122	1.500%	10/01/2036	1,848,542	1,683,394
Freddie Mac Pool FR SD0451	3.000%	10/01/2050	1,739,884	1,628,807
Freddie Mac Pool FR SD0625	2.500%	05/01/2051	2,211,689	1,992,737
Freddie Mac Pool FR SD0977	3.500%	02/01/2052	5,972,047	5,783,810
Freddie Mac Pool FR SD7505	4.500%	08/01/2049	832,699	850,931
Freddie Mac Pool FR SD8104	1.500%	11/01/2050	2,160,968	1,796,360
Freddie Mac Pool FR SD8121	2.000%	01/01/2051	1,682,087	1,466,026
Freddie Mac Pool FR SD8135	2.500%	03/01/2051	563,825	508,359
Freddie Mac Pool FR SD8148	3.000%	05/01/2051	3,244,776	3,028,418
Freddie Mac Pool FR SD8204	2.000%	04/01/2052	2,966,090	2,577,428
Freddie Mac Pool FR SD8210	4.000%	03/01/2052	950,639	939,715
Freddie Mac Pool FR ZT1257	3.000%	01/01/2046	793,938	758,700
Ginnie Mae II Pool G2 MA6866	3.000%	09/20/2050	1,529,443	1,448,346
Total U.S. Government Agency Mortgage-Backed Securities (Cost $171,565,696)				$154,501,508

Corporate Bonds–23.0%		Rate	Maturity	Face Amount	Value
Communication Services–2.5%
Alphabet, Inc. (Interactive Media & Svs.)		1.900%	08/15/2040	$ 650,000	$ 465,956
America Movil S.A.B de C.V. (Wireless Telecom. Svs.)		2.875%	05/07/2030	275,000	246,106
AT&T, Inc. (Diversified Telecom. Svs.)		0.900%	03/25/2024	550,000	524,403
AT&T, Inc. (Diversified Telecom. Svs.)		1.700%	03/25/2026	550,000	502,523
AT&T, Inc. (Diversified Telecom. Svs.)		4.300%	02/15/2030	175,000	170,783
AT&T, Inc. (Diversified Telecom. Svs.)		3.500%	06/01/2041	875,000	698,667
AT&T, Inc. (Diversified Telecom. Svs.)		3.800%	12/01/2057	1,870,000	1,444,244
Audacy Capital Corp. (Media)	(b)	6.500%	05/01/2027	75,000	44,633
Audacy Capital Corp. (Media)	(b)	6.750%	03/31/2029	75,000	39,938
Cars.com, Inc. (Interactive Media & Svs.)	(b)	6.375%	11/01/2028	50,000	42,124
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	5.000%	02/01/2028	100,000	92,270
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	4.500%	08/15/2030	225,000	186,813
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	4.250%	02/01/2031	125,000	101,875
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	4.500%	06/01/2033	75,000	59,101
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (Media)		6.484%	10/23/2045	550,000	534,693
CMG Media Corp. (Media)	(b)	8.875%	12/15/2027	125,000	98,751
Comcast Corp. (Media)		3.450%	02/01/2050	950,000	755,669
CSC Holdings LLC (Media)	(b)	5.500%	04/15/2027	200,000	181,242
CSC Holdings LLC (Media)	(b)	7.500%	04/01/2028	250,000	208,750
Cumulus Media New Holdings, Inc. (Media)	(b)	6.750%	07/01/2026	73,000	67,251
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. (Media)	(b)	5.875%	08/15/2027	75,000	63,980
DISH DBS Corp. (Media)	(b)	5.250%	12/01/2026	50,000	39,192
DISH DBS Corp. (Media)		7.375%	07/01/2028	50,000	34,010
DISH DBS Corp. (Media)		5.125%	06/01/2029	75,000	45,573
Entegris Escrow Corp. (Media)	(b)	5.950%	06/15/2030	25,000	23,784
Gray Escrow II, Inc. (Media)	(b)	5.375%	11/15/2031	100,000	80,123
Gray Television, Inc. (Media)	(b)	4.750%	10/15/2030	75,000	58,687
Grupo Televisa S.A.B. (Media)		5.000%	05/13/2045	350,000	325,071
iHeartCommunications, Inc. (Media)		6.375%	05/01/2026	25,000	23,156
iHeartCommunications, Inc. (Media)		8.375%	05/01/2027	100,000	79,468
iHeartCommunications, Inc. (Media)	(b)	5.250%	08/15/2027	100,000	85,583
Lamar Media Corp. (Media)		4.875%	01/15/2029	50,000	45,006
Magallanes, Inc. (Media)	(b)	4.279%	03/15/2032	450,000	402,184
Magallanes, Inc. (Media)	(b)	5.050%	03/15/2042	470,000	399,871
Match Group Holdings II LLC (Interactive Media & Svs.)	(b)	5.000%	12/15/2027	125,000	115,872
Midas OpCo Holdings LLC (Media)	(b)	5.625%	08/15/2029	150,000	120,529
Millennium Escrow Corp. (Interactive Media & Svs.)	(b)	6.625%	08/01/2026	50,000	40,353

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Communication Services (continued)
Netflix, Inc. (Entertainment)		4.875%	04/15/2028	$ 325,000	$ 305,841
News Corp. (Media)	(b)	5.125%	02/15/2032	25,000	22,138
Nexstar Media, Inc. (Media)	(b)	5.625%	07/15/2027	150,000	136,875
Paramount Global (Media)		4.200%	05/19/2032	525,000	463,057
Paramount Global (Media)		4.900%	08/15/2044	300,000	243,219
Rackspace Technology Global, Inc. (Interactive Media & Svs.)	(b)	3.500%	02/15/2028	50,000	39,174
Rackspace Technology Global, Inc. (Interactive Media & Svs.)	(b)	5.375%	12/01/2028	100,000	65,347
ROBLOX Corp. (Entertainment)	(b)	3.875%	05/01/2030	50,000	40,526
Rogers Communications, Inc. (Wireless Telecom. Svs.)	(b)	4.500%	03/15/2042	465,000	413,077
Scripps Escrow, Inc. (Media)	(b)	5.875%	07/15/2027	100,000	87,546
Sinclair Television Group, Inc. (Media)	(b)	5.125%	02/15/2027	25,000	21,078
Sinclair Television Group, Inc. (Media)	(b)	5.500%	03/01/2030	50,000	36,816
Sirius XM Radio, Inc. (Media)	(b)	4.125%	07/01/2030	50,000	41,760
Sirius XM Radio, Inc. (Media)	(b)	3.875%	09/01/2031	200,000	159,250
Sky Ltd. (Media)	(b)	3.750%	09/16/2024	375,000	373,776
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	03/01/2026	50,000	52,681
TEGNA, Inc. (Media)	(b)	4.750%	03/15/2026	75,000	71,982
TEGNA, Inc. (Media)		4.625%	03/15/2028	25,000	23,375
TEGNA, Inc. (Media)		5.000%	09/15/2029	25,000	23,646
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		4.750%	02/01/2028	100,000	96,921
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.375%	04/15/2029	125,000	109,375
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		3.300%	02/15/2051	500,000	364,092
Twitter, Inc. (Interactive Media & Svs.)	(b)	5.000%	03/01/2030	50,000	47,437
Univision Communications, Inc. (Media)	(b)	4.500%	05/01/2029	25,000	20,926
Univision Communications, Inc. (Media)	(b)	7.375%	06/30/2030	25,000	24,438
UPC Broadband Finco B.V. (Media)	(b)	4.875%	07/15/2031	200,000	163,000
Urban One, Inc. (Media)	(b)	7.375%	02/01/2028	50,000	42,813
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.000%	03/22/2050	950,000	820,971
Virgin Media Finance PLC (Media)	(b)	5.000%	07/15/2030	200,000	158,500
Vodafone Group PLC (Wireless Telecom. Svs.)		4.125%	05/30/2025	275,000	276,028
Vodafone Group PLC (Wireless Telecom. Svs.)		5.250%	05/30/2048	300,000	285,410
Walt Disney Co. / The (Entertainment)		3.800%	03/22/2030	125,000	120,857
Walt Disney Co. / The (Entertainment)		4.700%	03/23/2050	325,000	320,538
Walt Disney Co. / The (Entertainment)		3.600%	01/13/2051	350,000	292,125
					14,212,829
Consumer Discretionary–1.2%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	4.000%	10/15/2030	225,000	180,562
Advance Auto Parts, Inc. (Specialty Retail)		3.900%	04/15/2030	675,000	613,761
Affinity Gaming (Hotels, Restaurants & Leisure)	(b)	6.875%	12/15/2027	125,000	105,005
Amazon.com, Inc. (Internet & Direct Marketing Retail)		3.875%	08/22/2037	425,000	402,864
Amazon.com, Inc. (Internet & Direct Marketing Retail)		2.500%	06/03/2050	725,000	510,974
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(b)	5.000%	04/01/2025	50,000	47,907
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(b)	5.000%	02/01/2028	50,000	45,311
Asbury Automotive Group, Inc. (Specialty Retail)	(b)	4.625%	11/15/2029	25,000	20,656
Asbury Automotive Group, Inc. (Specialty Retail)	(b)	5.000%	02/15/2032	50,000	40,875
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		4.750%	12/01/2027	50,000	45,250
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	8.125%	07/01/2027	75,000	72,469
Caesars Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	4.625%	10/15/2029	100,000	77,750
Clarios Global LP (Automobiles)	(b)	6.750%	05/15/2025	22,000	21,790
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(b)	8.500%	05/15/2027	200,000	193,295
Daimler Finance North America LLC (Automobiles)	(b)	3.350%	02/22/2023	700,000	700,907
Daimler Trucks Finance North America LLC (Automobiles)	(b)	2.000%	12/14/2026	340,000	305,499
Daimler Trucks Finance North America LLC (Automobiles)	(b)	2.375%	12/14/2028	180,000	154,961
Dana Financing Luxembourg SARL (Auto Components)	(b)	5.750%	04/15/2025	50,000	47,742
Dana, Inc. (Auto Components)		4.500%	02/15/2032	50,000	36,939
Dollar General Corp. (Multiline Retail)		3.875%	04/15/2027	575,000	564,575
Dornoch Debt Merger Sub, Inc. (Auto Components)	(b)	6.625%	10/15/2029	175,000	129,237
Gap, Inc. / The (Specialty Retail)	(b)	3.625%	10/01/2029	25,000	17,555
Gap, Inc. / The (Specialty Retail)	(b)	3.875%	10/01/2031	25,000	17,438
Garda World Security Corp. (Diversified Consumer Svs.)	(b)	9.500%	11/01/2027	175,000	160,051
Gates Global LLC / Gates Corp. (Auto Components)	(b)	6.250%	01/15/2026	150,000	139,125
General Motors Co. (Automobiles)		6.125%	10/01/2025	575,000	594,400
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(b)	3.625%	02/15/2032	50,000	39,719
Home Depot, Inc. / The (Specialty Retail)		3.300%	04/15/2040	950,000	806,500
MGM Resorts International (Hotels, Restaurants & Leisure)		6.750%	05/01/2025	50,000	49,062
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(b)	4.875%	05/01/2029	50,000	40,750
Mohegan Gaming & Entertainment (Hotels, Restaurants & Leisure)	(b)	8.000%	02/01/2026	150,000	127,500

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Discretionary (continued)
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(b)	5.625%	01/15/2027	$ 25,000	$ 21,938
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(b)	4.125%	07/01/2029	25,000	18,970
Raptor Acquisition Corp. / Raptor Co-Issuer LLC (Hotels, Restaurants & Leisure)	(b)	4.875%	11/01/2026	25,000	21,875
Real Hero Merger Sub 2, Inc. (Auto Components)	(b)	6.250%	02/01/2029	175,000	132,718
Scientific Games Holdings LP / Scientific Games U.S. FinCo, Inc. (Hotels, Restaurants & Leisure)	(b)	6.625%	03/01/2030	100,000	85,000
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(b)	8.625%	07/01/2025	50,000	51,255
Scientific Games International, Inc. (Hotels, Restaurants & Leisure)	(b)	7.250%	11/15/2029	50,000	46,890
SeaWorld Parks & Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	5.250%	08/15/2029	50,000	42,310
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(b)	5.500%	04/15/2027	100,000	90,752
Station Casinos LLC (Hotels, Restaurants & Leisure)	(b)	4.500%	02/15/2028	50,000	42,231
Station Casinos LLC (Hotels, Restaurants & Leisure)	(b)	4.625%	12/01/2031	50,000	39,000
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		4.625%	01/31/2032	100,000	88,350
					6,991,718
Consumer Staples–1.5%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(b)	5.875%	02/15/2028	75,000	70,097
Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	(b)	3.800%	01/25/2050	625,000	471,583
Altria Group, Inc. (Tobacco)		3.875%	09/16/2046	800,000	538,174
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.350%	06/01/2040	300,000	268,453
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.500%	06/01/2050	1,050,000	943,925
B.A.T. Capital Corp. (Tobacco)		4.540%	08/15/2047	725,000	531,574
BellRing Brands, Inc. (Personal Products)	(b)	7.000%	03/15/2030	100,000	94,250
Coca-Cola Europacific Partners PLC (Beverages)	(b)	1.500%	01/15/2027	600,000	532,382
Coca-Cola Femsa S.A.B de C.V. (Beverages)		2.750%	01/22/2030	750,000	670,020
Constellation Brands, Inc. (Beverages)		3.750%	05/01/2050	400,000	319,505
Edgewell Personal Care Co. (Personal Products)	(b)	5.500%	06/01/2028	50,000	45,495
Edgewell Personal Care Co. (Personal Products)	(b)	4.125%	04/01/2029	25,000	20,634
Energizer Holdings, Inc. (Household Products)	(b)	6.500%	12/31/2027	25,000	21,906
Energizer Holdings, Inc. (Household Products)	(b)	4.375%	03/31/2029	100,000	76,773
Flowers Foods, Inc. (Food Products)		3.500%	10/01/2026	675,000	647,031
Flowers Foods, Inc. (Food Products)		2.400%	03/15/2031	185,000	152,587
Grupo Bimbo S.A.B de C.V. (Food Products)	(b)	4.875%	06/27/2044	925,000	849,463
Keurig Dr Pepper, Inc. (Beverages)		4.417%	05/25/2025	36,000	36,282
Kraft Heinz Foods Co. (Food Products)		4.375%	06/01/2046	425,000	354,197
Kroger Co. / The (Food & Staples Retailing)		3.950%	01/15/2050	325,000	274,183
Performance Food Group, Inc. (Food & Staples Retailing)	(b)	5.500%	10/15/2027	50,000	46,287
Performance Food Group, Inc. (Food & Staples Retailing)	(b)	4.250%	08/01/2029	50,000	41,750
Philip Morris International, Inc. (Tobacco)		3.875%	08/21/2042	615,000	480,975
Post Holdings, Inc. (Food Products)	(b)	5.750%	03/01/2027	150,000	145,312
Post Holdings, Inc. (Food Products)	(b)	4.625%	04/15/2030	25,000	21,094
Sysco Corp. (Food & Staples Retailing)		4.450%	03/15/2048	525,000	460,855
U.S. Foods, Inc. (Food & Staples Retailing)	(b)	4.750%	02/15/2029	75,000	65,564
U.S. Foods, Inc. (Food & Staples Retailing)	(b)	4.625%	06/01/2030	75,000	63,228
Unilever Capital Corp. (Personal Products)		0.375%	09/14/2023	100,000	96,852
					8,340,431
Energy–1.8%
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	7.875%	05/15/2026	50,000	49,944
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.750%	03/01/2027	75,000	69,750
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.750%	01/15/2028	50,000	45,521
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.375%	06/15/2029	75,000	67,167
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(b)	5.375%	03/01/2030	50,000	45,591
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.875%	04/01/2027	75,000	68,390
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.250%	04/01/2028	50,000	44,265
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	7.000%	11/01/2026	25,000	23,250
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.875%	06/30/2029	100,000	88,000
Boardwalk Pipelines LP (Oil, Gas & Consumable Fuels)		3.400%	02/15/2031	450,000	383,683
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.194%	04/06/2025	350,000	345,525
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.588%	04/14/2027	725,000	706,650
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)	(b)	7.500%	06/15/2030	25,000	23,004
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		2.050%	07/15/2025	525,000	491,180
Centennial Resource Production LLC (Oil, Gas & Consumable Fuels)	(b)	6.875%	04/01/2027	75,000	71,223
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		4.500%	10/01/2029	75,000	66,952
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)		4.625%	10/15/2028	25,000	22,514

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Energy (continued)
Chevron Corp. (Oil, Gas & Consumable Fuels)		3.078%	05/11/2050	$ 475,000	$ 377,700
CNX Midstream Partners LP (Oil, Gas & Consumable Fuels)	(b)	4.750%	04/15/2030	50,000	42,000
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)	(b)	6.750%	03/01/2029	100,000	89,543
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	8.000%	04/01/2029	25,000	23,219
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	5.625%	10/15/2025	75,000	70,500
DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	(b)	4.375%	06/15/2031	50,000	41,875
Eastern Gas Transmission & Storage, Inc. (Oil, Gas & Consumable Fuels)	(b)	3.900%	11/15/2049	150,000	120,293
Enbridge Energy Partners LP (Oil, Gas & Consumable Fuels)		5.500%	09/15/2040	700,000	695,934
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	5.750%	01/30/2028	50,000	47,632
Energy Transfer LP (Oil, Gas & Consumable Fuels)		3.750%	05/15/2030	500,000	450,609
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.500%	07/15/2028	125,000	107,921
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(b)	4.500%	01/15/2029	75,000	60,891
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(b)	4.750%	01/15/2031	50,000	39,875
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.500%	07/15/2048	75,000	57,187
EQT Corp. (Oil, Gas & Consumable Fuels)	(b)	3.625%	05/15/2031	25,000	21,602
Hess Corp. (Oil, Gas & Consumable Fuels)		5.600%	02/15/2041	580,000	565,090
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(b)	5.125%	06/15/2028	25,000	22,438
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(b)	4.250%	02/15/2030	25,000	20,937
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.000%	02/01/2028	75,000	64,233
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		3.250%	08/01/2050	320,000	222,757
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.750%	09/15/2044	525,000	462,514
MPLX LP (Oil, Gas & Consumable Fuels)		4.950%	03/14/2052	525,000	453,683
Nabors Industries Ltd. (Energy Equip. & Svs.)	(b)	7.250%	01/15/2026	50,000	44,343
Nabors Industries Ltd. (Energy Equip. & Svs.)	(b)	7.500%	01/15/2028	25,000	21,500
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		6.000%	06/01/2026	25,000	23,375
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		6.375%	10/01/2030	25,000	21,721
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.000%	07/15/2025	75,000	78,937
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.875%	07/15/2030	25,000	28,702
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.450%	09/15/2036	125,000	128,125
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		2.200%	09/15/2025	150,000	139,606
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		4.500%	03/15/2050	625,000	500,580
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	05/15/2026	50,000	46,641
Phillips 66 (Oil, Gas & Consumable Fuels)		0.900%	02/15/2024	150,000	142,835
Phillips 66 (Oil, Gas & Consumable Fuels)		3.850%	04/09/2025	300,000	298,144
Phillips 66 (Oil, Gas & Consumable Fuels)		4.875%	11/15/2044	375,000	363,696
Precision Drilling Corp. (Energy Equip. & Svs.)	(b)	6.875%	01/15/2029	50,000	44,750
Range Resources Corp. (Oil, Gas & Consumable Fuels)		8.250%	01/15/2029	50,000	50,976
Rockcliff Energy II LLC (Oil, Gas & Consumable Fuels)	(b)	5.500%	10/15/2029	50,000	45,499
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)		0.375%	09/15/2023	480,000	464,701
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.750%	09/15/2026	50,000	47,168
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.500%	07/15/2028	50,000	45,985
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		5.375%	03/15/2030	25,000	23,000
Tap Rock Resources LLC (Oil, Gas & Consumable Fuels)	(b)	7.000%	10/01/2026	50,000	47,211
Targa Resources Corp. (Oil, Gas & Consumable Fuels)		4.200%	02/01/2033	180,000	163,052
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	04/01/2026	150,000	136,455
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		4.350%	06/01/2028	350,000	340,347
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.300%	03/01/2048	75,000	60,461
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.500%	08/15/2048	25,000	20,375
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	525,000	501,322
					10,500,549
Financials–5.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.000%	10/29/2028	165,000	138,983
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.400%	10/29/2033	350,000	276,363
American Express Co. (Consumer Finance)		3.300%	05/03/2027	825,000	793,512
AmWINS Group, Inc. (Insurance)	(b)	4.875%	06/30/2029	100,000	81,892
AssuredPartners, Inc. (Insurance)	(b)	7.000%	08/15/2025	25,000	23,482
AssuredPartners, Inc. (Insurance)	(b)	5.625%	01/15/2029	100,000	80,053
Bank of America Corp. (Rate is fixed until 02/13/2025, at which point, the rate becomes QL + 64) (Banks)	(c)	2.015%	02/13/2026	2,475,000	2,319,645
Bank of America Corp. (Rate is fixed until 04/29/2030, at which point, the rate becomes SOFR + 215) (Banks)	(c)	2.592%	04/29/2031	1,900,000	1,611,472
Bank of New York Mellon Corp. / The (Capital Markets)		2.200%	08/16/2023	1,350,000	1,335,750
Bank of New York Mellon Corp. / The (Rate is fixed until 06/13/2027, at which point, the rate becomes SOFR + 115) (Capital Markets)	(c)	3.992%	06/13/2028	300,000	296,490
BlackRock, Inc. (Capital Markets)		1.900%	01/28/2031	425,000	352,523
BroadStreet Partners, Inc. (Insurance)	(b)	5.875%	04/15/2029	175,000	136,922
Capital One Financial Corp. (Consumer Finance)		3.900%	01/29/2024	725,000	723,813

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Chubb INA Holdings, Inc. (Insurance)		3.350%	05/03/2026	$ 425,000	$ 415,633
Citigroup, Inc. (Rate is fixed until 04/24/2024, at which point, the rate becomes QL + 90) (Banks)	(c)	3.352%	04/24/2025	725,000	710,101
Citigroup, Inc. (Rate is fixed until 01/29/2030, at which point, the rate becomes SOFR + 115) (Banks)	(c)	2.666%	01/29/2031	1,600,000	1,358,552
Citizens Bank N.A. (Banks)		3.750%	02/18/2026	475,000	466,437
Comerica, Inc. (Banks)		3.800%	07/22/2026	475,000	466,384
Ford Motor Credit Co. LLC (Consumer Finance)		2.700%	08/10/2026	225,000	191,734
Ford Motor Credit Co. LLC (Consumer Finance)		5.113%	05/03/2029	200,000	179,295
General Motors Financial Co., Inc. (Consumer Finance)		2.900%	02/26/2025	675,000	644,184
General Motors Financial Co., Inc. (Consumer Finance)		5.000%	04/09/2027	260,000	255,049
Goldman Sachs Group, Inc. / The (Capital Markets)		3.500%	04/01/2025	775,000	759,697
Goldman Sachs Group, Inc. / The (Capital Markets)		3.800%	03/15/2030	1,400,000	1,298,178
Goldman Sachs Group, Inc. / The (Rate is fixed until 01/27/2031, at which point, the rate becomes SOFR + 109) (Capital Markets)	(c)	1.992%	01/27/2032	500,000	394,970
GTCR AP Finance, Inc. (Insurance)	(b)	8.000%	05/15/2027	75,000	70,211
GYP Holdings III Corp. (Building Products)	(b)	4.625%	05/01/2029	100,000	77,973
HSBC Holdings PLC (Banks)		3.900%	05/25/2026	975,000	952,915
HUB International Ltd. (Insurance)	(b)	7.000%	05/01/2026	50,000	47,020
HUB International Ltd. (Insurance)	(b)	5.625%	12/01/2029	525,000	433,678
Jefferies Group LLC (Diversified Financial Svs.)		2.750%	10/15/2032	305,000	231,581
John Deere Capital Corp. (Consumer Finance)		3.450%	03/07/2029	800,000	772,740
JPMorgan Chase & Co. (Banks)		3.125%	01/23/2025	525,000	517,303
JPMorgan Chase & Co. (Rate is fixed until 04/22/2030, at which point, the rate becomes SOFR + 204) (Banks)	(c)	2.522%	04/22/2031	900,000	766,547
JPMorgan Chase & Co. (Rate is fixed until 11/19/2030, at which point, the rate becomes TSFR3M + 111) (Banks)	(c)	1.764%	11/19/2031	100,000	79,076
JPMorgan Chase & Co. (Rate is fixed until 04/22/2031, at which point, the rate becomes SOFR + 125) (Banks)	(c)	2.580%	04/22/2032	100,000	84,140
JPMorgan Chase & Co. (Rate is fixed until 01/25/2032, at which point, the rate becomes SOFR + 126) (Banks)	(c)	2.963%	01/25/2033	1,200,000	1,030,033
Lincoln National Corp. (Insurance)		4.000%	09/01/2023	300,000	301,567
M&T Bank Corp. (Banks)		3.550%	07/26/2023	575,000	573,531
Morgan Stanley (Capital Markets)		4.100%	05/22/2023	325,000	326,267
Morgan Stanley (Capital Markets)		6.250%	08/09/2026	475,000	505,011
Morgan Stanley (Rate is fixed until 01/24/2028, at which point, the rate becomes QL + 114) (Capital Markets)	(c)	3.772%	01/24/2029	750,000	711,634
Morgan Stanley (Rate is fixed until 02/13/2031, at which point, the rate becomes SOFR + 103) (Capital Markets)	(c)	1.794%	02/13/2032	295,000	232,046
Morgan Stanley (Rate is fixed until 04/28/2031, at which point, the rate becomes SOFR + 102) (Capital Markets)	(c)	1.928%	04/28/2032	250,000	198,242
Navient Corp. (Consumer Finance)		4.875%	03/15/2028	75,000	58,594
Navient Corp. (Consumer Finance)		5.500%	03/15/2029	50,000	38,546
NFP Corp. (Insurance)	(b)	6.875%	08/15/2028	225,000	185,634
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)	(b)	4.250%	01/15/2029	50,000	39,831
PNC Bank N.A. (Banks)		3.875%	04/10/2025	475,000	470,980
PNC Financial Services Group, Inc. / The (Rate is fixed until 06/06/2032, at which point, the rate becomes SOFRINDX + 185) (Banks)	(c)	4.626%	06/06/2033	630,000	608,434
Prudential Financial, Inc. (Insurance)		3.700%	03/13/2051	575,000	480,057
Raymond James Financial, Inc. (Capital Markets)		4.650%	04/01/2030	100,000	98,917
Regions Financial Corp. (Banks)		2.250%	05/18/2025	345,000	329,135
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(b)	2.875%	10/15/2026	50,000	41,320
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(b)	3.625%	03/01/2029	75,000	58,974
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. (Thrifts & Mortgage Finance)	(b)	4.000%	10/15/2033	50,000	35,500
Ryan Specialty Group LLC (Insurance)	(b)	4.375%	02/01/2030	75,000	65,250
S&P Global, Inc. (Capital Markets)	(b)	2.900%	03/01/2032	240,000	213,892
Stifel Financial Corp. (Capital Markets)		4.000%	05/15/2030	200,000	185,646
Toyota Motor Credit Corp. (Consumer Finance)		3.950%	06/30/2025	600,000	602,152
United Wholesale Mortgage LLC (Thrifts & Mortgage Finance)	(b)	5.500%	11/15/2025	175,000	149,903
USI, Inc. (Insurance)	(b)	6.875%	05/01/2025	200,000	193,000
Volkswagen Group of America Finance LLC (Consumer Finance)	(b)	4.250%	11/13/2023	700,000	699,922
Wells Fargo & Co. (Banks)		3.750%	01/24/2024	750,000	751,776
Wells Fargo & Co. (Rate is fixed until 02/11/2030, at which point, the rate becomes SOFR + 126) (Banks)	(c)	2.572%	02/11/2031	1,550,000	1,332,422
					29,862,514
Health Care–2.0%
Abbott Laboratories (Health Care Equip. & Supplies)		3.750%	11/30/2026	475,000	477,468
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(b)	5.500%	07/01/2028	25,000	23,357

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Health Care (continued)
AdaptHealth LLC (Health Care Providers & Svs.)	(b)	4.625%	08/01/2029	$ 25,000	$ 20,563
AdaptHealth LLC (Health Care Providers & Svs.)	(b)	5.125%	03/01/2030	100,000	84,291
AHP Health Partners, Inc. (Health Care Providers & Svs.)	(b)	5.750%	07/15/2029	75,000	55,102
Alcon Finance Corp. (Health Care Equip. & Supplies)	(b)	2.600%	05/27/2030	400,000	340,111
Amgen, Inc. (Biotechnology)		3.375%	02/21/2050	500,000	382,051
Astrazeneca Finance LLC (Pharmaceuticals)		2.250%	05/28/2031	225,000	195,862
AstraZeneca PLC (Pharmaceuticals)		3.125%	06/12/2027	610,000	586,583
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(b)	4.625%	07/15/2028	100,000	91,670
Avantor Funding, Inc. (Health Care Equip. & Supplies)	(b)	3.875%	11/01/2029	25,000	21,866
Bausch Health Americas, Inc. (Pharmaceuticals)	(b)	8.500%	01/31/2027	75,000	52,594
Bausch Health Cos., Inc. (Pharmaceuticals)	(b)	6.125%	02/01/2027	75,000	63,750
Bausch Health Cos., Inc. (Pharmaceuticals)	(b)	5.000%	02/15/2029	100,000	52,000
Bausch Health Cos., Inc. (Pharmaceuticals)	(b)	6.250%	02/15/2029	50,000	26,610
Bausch Health Cos., Inc. (Pharmaceuticals)	(b)	5.250%	02/15/2031	100,000	51,177
Bayer U.S. Finance LLC (Pharmaceuticals)	(b)	3.375%	10/08/2024	775,000	756,191
Becton Dickinson and Co. (Health Care Equip. & Supplies)		4.685%	12/15/2044	300,000	277,168
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3.794%	05/20/2050	150,000	123,767
Biogen, Inc. (Biotechnology)		3.150%	05/01/2050	725,000	497,230
Bristol-Myers Squibb Co. (Pharmaceuticals)		0.750%	11/13/2025	245,000	223,288
Bristol-Myers Squibb Co. (Pharmaceuticals)		3.900%	02/20/2028	800,000	800,980
Bristol-Myers Squibb Co. (Pharmaceuticals)		4.250%	10/26/2049	200,000	187,817
Catalent Pharma Solutions, Inc. (Pharmaceuticals)	(b)	3.500%	04/01/2030	25,000	20,398
Centene Corp. (Health Care Providers & Svs.)		4.250%	12/15/2027	200,000	186,694
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(b)	3.750%	03/15/2029	75,000	65,089
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(b)	5.625%	03/15/2027	50,000	42,319
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(b)	6.125%	04/01/2030	50,000	30,500
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(b)	5.250%	05/15/2030	75,000	56,992
CVS Health Corp. (Health Care Providers & Svs.)		2.875%	06/01/2026	425,000	404,452
CVS Health Corp. (Health Care Providers & Svs.)		4.250%	04/01/2050	450,000	387,420
Danaher Corp. (Life Sciences Tools & Svs.)		2.600%	10/01/2050	645,000	454,132
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		3.250%	06/01/2030	510,000	430,460
Embecta Corp. (Health Care Equip. & Supplies)	(b)	6.750%	02/15/2030	50,000	45,016
Global Medical Response, Inc. (Health Care Providers & Svs.)	(b)	6.500%	10/01/2025	100,000	89,098
HCA, Inc. (Health Care Providers & Svs.)		5.375%	09/01/2026	100,000	99,158
HCA, Inc. (Health Care Providers & Svs.)		3.500%	09/01/2030	25,000	21,268
HCA, Inc. (Health Care Providers & Svs.)		3.500%	07/15/2051	475,000	324,395
HealthEquity, Inc. (Health Care Providers & Svs.)	(b)	4.500%	10/01/2029	75,000	65,625
Legacy LifePoint Health LLC (Health Care Providers & Svs.)	(b)	6.750%	04/15/2025	50,000	48,330
LifePoint Health, Inc. (Health Care Providers & Svs.)	(b)	5.375%	01/15/2029	75,000	55,125
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(b)	10.000%	06/15/2029	12,481	8,737
Medline Borrower LP (Health Care Equip. & Supplies)	(b)	3.875%	04/01/2029	25,000	21,293
Medline Borrower LP (Health Care Equip. & Supplies)	(b)	5.250%	10/01/2029	175,000	143,727
MEDNAX, Inc. (Health Care Providers & Svs.)	(b)	5.375%	02/15/2030	50,000	42,838
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(b)	5.500%	09/01/2028	25,000	22,250
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(b)	5.750%	11/01/2028	150,000	124,305
Prestige Brands, Inc. (Pharmaceuticals)	(b)	5.125%	01/15/2028	75,000	69,763
Regeneron Pharmaceuticals, Inc. (Biotechnology)		2.800%	09/15/2050	702,000	476,424
Stryker Corp. (Health Care Equip. & Supplies)		3.500%	03/15/2026	450,000	441,616
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(b)	3.625%	01/15/2029	75,000	63,512
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)		2.050%	03/31/2030	350,000	292,745
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)		3.025%	07/09/2040	400,000	307,857
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(b)	6.375%	02/01/2025	75,000	52,371
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.625%	07/15/2024	21,000	20,154
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(b)	4.875%	01/01/2026	75,000	69,000
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(b)	6.125%	10/01/2028	75,000	64,183
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(b)	4.250%	06/01/2029	75,000	63,166
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		1.215%	10/18/2024	350,000	331,586
Zoetis, Inc. (Pharmaceuticals)		3.000%	05/15/2050	625,000	462,018
					11,295,512
Industrials–2.9%
Airbus SE (Aerospace & Defense)	(b)	3.150%	04/10/2027	800,000	770,529
Allegion PLC (Building Products)		3.500%	10/01/2029	750,000	663,331
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(b)	6.625%	07/15/2026	25,000	22,941
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(b)	6.000%	06/01/2029	200,000	145,234
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. (Airlines)	(b)	5.750%	04/20/2029	75,000	64,032
BAE Systems PLC (Aerospace & Defense)	(b)	3.000%	09/15/2050	500,000	355,079
BCPE Empire Holdings, Inc. (Commercial Svs. & Supplies)	(b)	7.625%	05/01/2027	125,000	101,761
Boeing Co. / The (Aerospace & Defense)		2.196%	02/04/2026	1,025,000	923,900

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Industrials (continued)
Boeing Co. / The (Aerospace & Defense)		2.950%	02/01/2030	$ 225,000	$ 187,224
Boeing Co. / The (Aerospace & Defense)		5.805%	05/01/2050	225,000	206,656
Burlington Northern Santa Fe LLC (Road & Rail)		3.000%	04/01/2025	475,000	467,944
Canadian Pacific Railway Co. (Road & Rail)		1.750%	12/02/2026	90,000	81,448
Canadian Pacific Railway Co. (Road & Rail)		2.050%	03/05/2030	175,000	148,090
Canadian Pacific Railway Co. (Road & Rail)		3.000%	12/02/2041	75,000	58,665
Clarivate Science Holdings Corp. (Professional Svs.)	(b)	4.875%	07/01/2029	75,000	61,575
CNH Industrial N.V. (Machinery)		3.850%	11/15/2027	525,000	494,312
Cornerstone Building Brands, Inc. (Building Products)	(b)	6.125%	01/15/2029	50,000	32,122
CP Atlas Buyer, Inc. (Building Products)	(b)	7.000%	12/01/2028	125,000	90,272
Dun & Bradstreet Corp. / The (Professional Svs.)	(b)	5.000%	12/15/2029	75,000	64,781
Equifax, Inc. (Professional Svs.)		2.600%	12/15/2025	750,000	707,002
ERAC U.S.A. Finance LLC (Road & Rail)	(b)	3.850%	11/15/2024	650,000	641,141
Experian Finance PLC (Professional Svs.)	(b)	4.250%	02/01/2029	350,000	343,299
Foundation Building Materials, Inc. (Trading Companies & Distributors)	(b)	6.000%	03/01/2029	100,000	73,250
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	4.625%	02/15/2027	50,000	43,000
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	6.000%	06/01/2029	50,000	38,437
GE Capital International Funding Co. Unlimited Co. (Industrial Conglomerates)		4.418%	11/15/2035	287,000	268,057
General Dynamics Corp. (Aerospace & Defense)		1.150%	06/01/2026	670,000	608,098
GXO Logistics, Inc. (Air Freight & Logistics)		1.650%	07/15/2026	685,000	597,711
GXO Logistics, Inc. (Air Freight & Logistics)		2.650%	07/15/2031	670,000	528,572
H&E Equipment Services, Inc. (Trading Companies & Distributors)	(b)	3.875%	12/15/2028	75,000	60,656
Honeywell International, Inc. (Industrial Conglomerates)		1.350%	06/01/2025	390,000	367,072
Honeywell International, Inc. (Industrial Conglomerates)		2.800%	06/01/2050	270,000	207,782
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		3.483%	12/01/2027	775,000	724,649
Kansas City Southern (Road & Rail)		3.500%	05/01/2050	675,000	526,560
Madison IAQ LLC (Commercial Svs. & Supplies)	(b)	4.125%	06/30/2028	25,000	20,649
Madison IAQ LLC (Commercial Svs. & Supplies)	(b)	5.875%	06/30/2029	125,000	95,790
Masco Corp. (Building Products)		3.500%	11/15/2027	350,000	332,921
MIWD Holdco II LLC / MIWD Finance Corp. (Building Products)	(b)	5.500%	02/01/2030	25,000	20,119
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(b)	5.875%	10/01/2030	100,000	91,816
Northrop Grumman Corp. (Aerospace & Defense)		3.250%	01/15/2028	825,000	784,180
Penske Truck Leasing Co. LP / PTL Finance Corp (Road & Rail)	(b)	3.450%	07/01/2024	500,000	489,395
Ryder System, Inc. (Road & Rail)		3.400%	03/01/2023	1,050,000	1,047,406
Solaris Midstream Holdings LLC (Commercial Svs. & Supplies)	(b)	7.625%	04/01/2026	50,000	47,283
SPX FLOW, Inc. (Machinery)	(b)	8.750%	04/01/2030	75,000	62,812
Textron, Inc. (Aerospace & Defense)		3.650%	03/15/2027	600,000	578,371
TransDigm, Inc. (Aerospace & Defense)	(b)	6.250%	03/15/2026	125,000	120,469
TransDigm, Inc. (Aerospace & Defense)		5.500%	11/15/2027	200,000	169,676
Trident TPI Holdings, Inc. (Machinery)	(b)	9.250%	08/01/2024	125,000	114,355
Union Pacific Corp. (Road & Rail)		2.375%	05/20/2031	385,000	332,668
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	75,000	70,911
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	25,000	23,187
United Rentals North America, Inc. (Trading Companies & Distributors)		3.875%	02/15/2031	25,000	21,090
Valmont Industries, Inc. (Construction & Engineering)		5.000%	10/01/2044	40,000	36,522
Verisk Analytics, Inc. (Professional Svs.)		4.125%	03/15/2029	600,000	578,123
Watco Cos. LLC / Watco Finance Corp. (Road & Rail)	(b)	6.500%	06/15/2027	50,000	45,796
WESCO Distribution, Inc. (Trading Companies & Distributors)	(b)	7.250%	06/15/2028	100,000	98,900
White Cap Buyer LLC (Building Products)	(b)	6.875%	10/15/2028	75,000	60,000
White Cap Parent LLC (Building Products)	(b)(d)	8.250%, 9.000% PIK	03/15/2026	50,000	41,625
Xylem, Inc. (Machinery)		2.250%	01/30/2031	455,000	379,097
					16,338,343
Information Technology–1.5%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.900%	09/12/2027	600,000	579,129
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.375%	02/08/2041	375,000	286,841
Broadcom, Inc. (Semiconductors & Equip.)		4.150%	11/15/2030	285,000	261,121
Broadcom, Inc. (Semiconductors & Equip.)	(b)	3.419%	04/15/2033	160,000	132,279
Broadcom, Inc. (Semiconductors & Equip.)	(b)	3.187%	11/15/2036	15,000	11,403
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		2.670%	12/01/2026	480,000	427,648
Central Parent, Inc. / Central Merger Sub, Inc. (Software)	(b)	7.250%	06/15/2029	75,000	72,187
Condor Merger Sub, Inc. (Software)	(b)	7.375%	02/15/2030	150,000	121,915
Elastic N.V. (Software)	(b)	4.125%	07/15/2029	50,000	41,739
Fidelity National Information Services, Inc. (IT Svs.)		3.100%	03/01/2041	305,000	222,559
Fiserv, Inc. (IT Svs.)		3.800%	10/01/2023	450,000	450,218
Fiserv, Inc. (IT Svs.)		3.500%	07/01/2029	425,000	387,680
Fortinet, Inc. (Software)		1.000%	03/15/2026	670,000	589,047
Go Daddy Operating Co. LLC / GD Finance Co., Inc. (IT Svs.)	(b)	5.250%	12/01/2027	50,000	45,750
II-VI, Inc. (Electronic Equip., Instr. & Comp.)	(b)	5.000%	12/15/2029	50,000	43,625

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Information Technology (continued)
Leidos, Inc. (IT Svs.)		3.625%	05/15/2025	$ 220,000	$ 215,352
Leidos, Inc. (IT Svs.)		4.375%	05/15/2030	525,000	485,609
LogMeIn, Inc. (Software)	(b)	5.500%	09/01/2027	100,000	69,627
Microsoft Corp. (Software)		2.375%	05/01/2023	1,200,000	1,196,087
Minerva Merger Sub, Inc. (Software)	(b)	6.500%	02/15/2030	150,000	124,738
NCR Corp. (Tech. Hardware, Storage & Periph.)	(b)	5.000%	10/01/2028	25,000	21,197
NCR Corp. (Tech. Hardware, Storage & Periph.)	(b)	5.125%	04/15/2029	25,000	21,144
NCR Corp. (Tech. Hardware, Storage & Periph.)	(b)	5.250%	10/01/2030	75,000	64,688
Open Text Corp. (Software)	(b)	3.875%	12/01/2029	50,000	42,083
Oracle Corp. (Software)		3.600%	04/01/2050	500,000	347,329
Rocket Software, Inc. (Software)	(b)	6.500%	02/15/2029	125,000	90,352
Roper Technologies, Inc. (Software)		1.000%	09/15/2025	525,000	474,662
Science Applications International Corp. (IT Svs.)	(b)	4.875%	04/01/2028	25,000	23,313
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		3.125%	07/15/2029	75,000	58,853
Skyworks Solutions, Inc. (Semiconductors & Equip.)		1.800%	06/01/2026	50,000	44,350
SS&C Technologies, Inc. (Software)	(b)	5.500%	09/30/2027	125,000	116,570
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(b)	4.000%	03/01/2029	75,000	63,071
VeriSign, Inc. (IT Svs.)		2.700%	06/15/2031	660,000	531,130
Veritas U.S., Inc. / Veritas Bermuda Ltd. (Software)	(b)	7.500%	09/01/2025	50,000	37,522
VMware, Inc. (Software)		1.400%	08/15/2026	240,000	212,331
VMware, Inc. (Software)		2.200%	08/15/2031	190,000	149,611
Vontier Corp. (Electronic Equip., Instr. & Comp.)		1.800%	04/01/2026	465,000	405,699
					8,468,459
Materials–1.1%
Albemarle Corp. (Chemicals)		5.450%	12/01/2044	275,000	269,119
Anglo American Capital PLC (Metals & Mining)	(b)	2.875%	03/17/2031	775,000	644,854
Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance PLC (Containers & Packaging)	(b)	4.000%	09/01/2029	250,000	200,625
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(b)	5.250%	08/15/2027	200,000	142,612
Ball Corp. (Containers & Packaging)		3.125%	09/15/2031	25,000	20,166
Berry Global, Inc. (Containers & Packaging)	(b)	5.625%	07/15/2027	50,000	47,847
Clearwater Paper Corp. (Paper & Forest Products)	(b)	4.750%	08/15/2028	125,000	107,792
Cleveland-Cliffs, Inc. (Metals & Mining)	(b)	4.625%	03/01/2029	25,000	22,063
Cleveland-Cliffs, Inc. (Metals & Mining)	(b)	4.875%	03/01/2031	50,000	44,083
Clydesdale Acquisition Holdings, Inc. (Containers & Packaging)	(b)	8.750%	04/15/2030	275,000	237,207
Coeur Mining, Inc. (Metals & Mining)	(b)	5.125%	02/15/2029	50,000	34,637
Compass Minerals International, Inc. (Metals & Mining)	(b)	4.875%	07/15/2024	25,000	23,196
Compass Minerals International, Inc. (Metals & Mining)	(b)	6.750%	12/01/2027	50,000	45,250
Diamond B.C. B.V. (Chemicals)	(b)	4.625%	10/01/2029	125,000	99,962
Glencore Funding LLC (Metals & Mining)	(b)	1.625%	04/27/2026	400,000	353,827
Glencore Funding LLC (Metals & Mining)	(b)	3.375%	09/23/2051	200,000	136,346
Graphic Packaging International LLC (Containers & Packaging)	(b)	3.500%	03/01/2029	75,000	62,977
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. (Chemicals)	(b)	9.000%	07/01/2028	50,000	39,500
International Flavors & Fragrances, Inc. (Chemicals)	(b)	1.832%	10/15/2027	450,000	387,682
Koppers, Inc. (Chemicals)	(b)	6.000%	02/15/2025	100,000	92,866
OI European Group B.V. (Containers & Packaging)	(b)	4.750%	02/15/2030	50,000	41,875
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(b)	5.375%	01/15/2025	50,000	47,000
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(b)	6.625%	05/13/2027	38,000	35,465
Packaging Corp. of America (Containers & Packaging)		3.650%	09/15/2024	675,000	671,940
Polar U.S. Borrower LLC / Schenectady International Group, Inc. (Chemicals)	(b)	6.750%	05/15/2026	100,000	69,826
Reliance Steel & Aluminum Co. (Metals & Mining)		4.500%	04/15/2023	760,000	762,335
RPM International, Inc. (Chemicals)		4.550%	03/01/2029	425,000	410,041
SRS Distribution, Inc. (Construction Materials)	(b)	6.125%	07/01/2029	25,000	19,724
SRS Distribution, Inc. (Construction Materials)	(b)	6.000%	12/01/2029	100,000	78,523
Standard Industries, Inc. (Construction Materials)	(b)	5.000%	02/15/2027	200,000	178,511
Trivium Packaging Finance B.V. (Containers & Packaging)	(b)	8.500%	08/15/2027	225,000	210,961
W.R. Grace Holdings LLC (Chemicals)	(b)	4.875%	06/15/2027	25,000	21,756
W.R. Grace Holdings LLC (Chemicals)	(b)	5.625%	08/15/2029	50,000	36,813
WRKCo, Inc. (Containers & Packaging)		4.000%	03/15/2028	525,000	512,148
					6,109,529
Real Estate–1.1%
Alexandria Real Estate Equities, Inc. (Equity REIT)		1.875%	02/01/2033	930,000	699,266
AvalonBay Communities, Inc. (Equity REIT)		3.350%	05/15/2027	725,000	693,978
Boston Properties LP (Equity REIT)		3.650%	02/01/2026	650,000	631,035
Crown Castle International Corp. (Equity REIT)		3.250%	01/15/2051	450,000	322,800
Healthcare Trust of America Holdings LP (Equity REIT)		2.000%	03/15/2031	525,000	406,956
Kimco Realty Corp. (Equity REIT)		2.700%	10/01/2030	450,000	387,235
Mid-America Apartments LP (Equity REIT)		4.000%	11/15/2025	725,000	719,847

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Real Estate (continued)
Piedmont Operating Partnership LP (Equity REIT)		2.750%	04/01/2032	$ 300,000	$ 231,763
Regency Centers LP (Equity REIT)		2.950%	09/15/2029	700,000	615,054
UDR, Inc. (Equity REIT)		3.500%	01/15/2028	725,000	684,823
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(b)	4.625%	06/15/2025	75,000	71,344
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(b)	4.500%	01/15/2028	75,000	68,347
W.P. Carey, Inc. (Equity REIT)		3.850%	07/15/2029	350,000	325,828
Welltower, Inc. (Equity REIT)		4.250%	04/01/2026	475,000	469,850
					6,328,126
Utilities–2.1%
Ameren Corp. (Multi-Utilities)		1.750%	03/15/2028	1,000,000	861,572
American Electric Power Co., Inc. (Electric Utilities)		2.031%	03/15/2024	335,000	324,075
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.500%	05/20/2025	50,000	47,059
Black Hills Corp. (Multi-Utilities)		2.500%	06/15/2030	370,000	309,036
Calpine Corp. (Ind. Power & Renewable Elec.)	(b)	5.000%	02/01/2031	75,000	60,632
Calpine Corp. (Ind. Power & Renewable Elec.)	(b)	3.750%	03/01/2031	25,000	20,335
Dominion Energy, Inc. (Multi-Utilities)		1.450%	04/15/2026	670,000	605,868
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	650,000	511,872
Duke Energy Corp. (Electric Utilities)		4.200%	06/15/2049	725,000	604,910
Emera U.S. Finance LP (Electric Utilities)		3.550%	06/15/2026	400,000	382,831
Emera U.S. Finance LP (Electric Utilities)		4.750%	06/15/2046	400,000	352,059
Enel Finance International N.V. (Electric Utilities)	(b)	2.250%	07/12/2031	750,000	588,696
Eversource Energy (Electric Utilities)		3.350%	03/15/2026	670,000	650,601
Exelon Corp. (Electric Utilities)		4.050%	04/15/2030	1,175,000	1,127,513
Exelon Corp. (Electric Utilities)	(b)	4.100%	03/15/2052	55,000	47,414
FirstEnergy Corp. (Electric Utilities)		2.650%	03/01/2030	250,000	206,250
National Fuel Gas Co. (Gas Utilities)		5.500%	01/15/2026	450,000	451,648
National Fuel Gas Co. (Gas Utilities)		2.950%	03/01/2031	270,000	219,149
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		3.550%	05/01/2027	600,000	579,258
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		2.250%	06/01/2030	600,000	503,840
NRG Energy, Inc. (Electric Utilities)		5.750%	01/15/2028	75,000	68,170
NRG Energy, Inc. (Electric Utilities)	(b)	3.875%	02/15/2032	50,000	39,714
PPL Capital Funding, Inc. (Electric Utilities)		3.100%	05/15/2026	200,000	190,263
Puget Energy, Inc. (Electric Utilities)		2.379%	06/15/2028	685,000	598,854
Sempra Energy (Multi-Utilities)		3.700%	04/01/2029	590,000	554,068
Southern Co. / The (Rate is fixed until 01/15/2026, at which point, the rate becomes H15T5Y + 373) (Electric Utilities)	(c)	4.000%	01/15/2051	1,350,000	1,210,248
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.875%	03/01/2027	75,000	70,741
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(b)	5.000%	01/31/2028	100,000	90,574
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(b)	5.500%	09/01/2026	75,000	70,825
WEC Energy Group, Inc. (Multi-Utilities)		0.800%	03/15/2024	220,000	208,910
WEC Energy Group, Inc. (Multi-Utilities)		2.200%	12/15/2028	190,000	166,213
					11,723,198
Total Corporate Bonds (Cost $153,791,511)					$130,171,208

Investment Companies–7.3%		Shares	Value
Federated Hermes Core Trust - Bank Loan Core Fund (Acquired 05/01/2020 through 06/28/2021, Cost $10,519,079)	(e)(f)	1,099,730	$ 9,688,618
Federated Hermes Core Trust - Emerging Markets Core Fund (Acquired 05/01/2020 through 06/28/2021, Cost $17,267,059)	(e)(f)	1,684,692	13,191,139
Federated Hermes Core Trust III - Federated Project and Trade Finance Core Fund (Acquired 05/01/2020 through 06/28/2021, Cost $19,222,113)	(f)(g)	2,176,961	18,765,407
Total Investment Companies (Cost $47,008,251)			$ 41,645,164

Asset-Backed / Mortgage-Backed Securities–3.8%		Rate	Maturity	Face Amount	Value
Financials–3.8%
AmeriCredit Automobile Receivables Trust 2020-2 D		2.130%	03/18/2026	$ 180,000	$ 173,269
AmeriCredit Automobile Receivables Trust 2020-3 D		1.490%	09/18/2026	175,000	164,258
BANK 2022-BNK40 A4		3.507%	03/15/2064	660,000	615,050
Benchmark 2020-B19 A5		1.850%	09/15/2053	1,150,000	962,524
Benchmark 2021-B26 A2		1.957%	06/15/2054	520,000	479,658
Carmax Auto Owner Trust 2021-1 D		1.280%	07/15/2027	100,000	91,217
Chesapeake Funding II LLC 2020-1A D	(b)	2.830%	08/15/2032	150,000	143,939
Ford Credit Auto Lease Trust 2020-B C		1.700%	02/15/2025	335,000	331,757
Ford Credit Floorplan Master Owner Trust A 2020-1 D		2.120%	09/15/2025	395,000	381,274
Freddie Mac Multifamily Structured Pass Through Certificates K108 A2		1.517%	03/25/2030	400,000	346,337
Freddie Mac Multifamily Structured Pass Through Certificates K109 A2		1.558%	04/25/2030	400,000	346,382
GM Financial Consumer Automobile Receivables Trust 2020-3 D		1.910%	09/16/2027	400,000	381,500
GS Mortgage-Backed Securities Trust 2022-PJ3 A4	(b)	2.500%	08/25/2052	1,962,308	1,671,467
Home Partners of America 2022-1 B	(b)	4.330%	04/17/2039	758,064	745,612

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
HPEFS Equipment Trust 2020-2A D	(b)	2.790%	07/22/2030	$ 750,000	$ 738,631
Invitation Homes 2018-SFR4 B	(b)	ML + 125	01/17/2038	2,999,862	2,969,630
J.P. Morgan Mortgage Trust 2022-1 A2	(b)	3.000%	07/25/2052	1,443,433	1,284,035
JP Morgan Mortgage Trust 2022-2 A3	(b)	2.500%	08/25/2052	1,940,356	1,652,768
JP Morgan Mortgage Trust 2022-3 A3	(b)	2.500%	08/25/2052	1,956,529	1,688,653
MMAF Equipment Finance LLC 2020-A A5	(b)	1.560%	10/09/2042	750,000	658,727
Navient Private Education Refi Loan Trust 2020-FA A	(b)	1.220%	07/15/2069	186,059	177,614
Navistar Financial Dealer Note Master Trust 2020-1 D	(b)	ML + 290	07/25/2025	275,000	275,007
PFS Financing Corp. 2020-G B	(b)	1.570%	02/15/2026	310,000	294,748
Progress Residential 2022-SFR1 E1	(b)	3.930%	02/17/2041	900,000	793,118
Progress Residential 2022-SFR2 D		3.945%	04/17/2027	1,000,000	926,793
Progress Residential 2022-SFR4 B	(b)	4.788%	05/17/2041	800,000	779,168
Santander Consumer Auto Receivables Trust 2020-BA D	(b)	2.140%	12/15/2026	530,000	506,693
Santander Drive Auto Receivables Trust 2020-3 D		1.640%	11/16/2026	750,000	731,423
Sierra Timeshare 2020-2A A	(b)	1.330%	07/20/2037	276,607	261,631
SMB Private Education Loan Trust 2020-B A1A	(b)	1.290%	07/15/2053	470,984	426,899
Tesla Auto Lease Trust 2020-A C	(b)	1.680%	02/20/2024	330,000	323,919
Tesla Auto Lease Trust 2020-A D	(b)	2.330%	02/20/2024	100,000	97,689
World Omni Select Auto Trust 2020-A D		1.700%	10/15/2026	250,000	238,956
Total Asset-Backed / Mortgage-Backed Securities (Cost $23,284,570)					$ 21,660,346

Sovereign Debt Issues–0.3%	Rate	Maturity	Face Amount	Value
Mexico Government International Bond	3.750%	01/11/2028	$ 625,000	$ 598,461
Mexico Government International Bond	4.500%	01/31/2050	775,000	603,286
Republic of Poland Government International Bond	4.000%	01/22/2024	600,000	599,393
Total Sovereign Debt Issues (Cost $2,123,492)				$ 1,801,140

Common Stocks–0.0%		Shares	Value
Health Care–0.0%
Mallinckrodt PLC (Pharmaceuticals)	(h)	438	$ 10,878
Total Common Stocks (Cost $8,110)			$ 10,878

Money Market Funds–1.5%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.494%	(i)	8,546,189	$ 8,545,334
Total Money Market Funds (Cost $8,546,189)			$ 8,545,334
Total Investments – 101.7% (Cost $634,660,894)	(j)		$577,026,349
Liabilities in Excess of Other Assets – (1.7)%			(9,761,188)
Net Assets – 100.0%			$567,265,161

Percentages are stated as a percent of net assets.

Abbreviations:
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 3.010% at 06/30/2022
ML:	Monthly U.S. LIBOR Rate, 1.787% at 06/30/2022
PIK:	Payment-in-Kind
QL:	Quarterly U.S. LIBOR Rate, 2.285% at 06/30/2022
SOFR:	Secured Overnight Financing Rate, 1.500% at 06/30/2022
TSFR3M:	Quarterly CME Term SOFR, 2.117% at 06/30/2022

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Footnotes:
(a)	Security is partially pledged as collateral for the futures contracts outstanding at June 30, 2022. The market value of securities pledged totaled $669,119. See also the following Schedule of Open Futures Contracts.
(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2022, the value of these securities totaled $42,737,978, or 7.5% of the Portfolio’s net assets.
(c)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2022.
(d)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).
(e)	Shares of this fund have not been registered and are issued in reliance on Section 4(a)(2) and Regulation D of the Securities Act of 1933. Investments in this fund may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act.
(f)	Represents a security deemed to be restricted. At June 30, 2022, the value of restricted securities in the Portfolio totaled $41,645,164, or 7.3% of the Portfolio’s net assets.
(g)	Open-end extended payment fund. Beneficial interests in this fund are issued solely in private placement transactions which do not involve any “public offering” within the meaning of Section 4(a)(2) and Regulation D of the Securities Act of 1933. Investments in this fund may only be made by organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act and that are also “qualified purchasers” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (“Eligible Investors”). This fund has adopted policies to limit the transfer of its shares, which may occur only pursuant to authorization by this fund's Board of Directors, and only to Eligible Investors.When a redeeming shareholder of this fund presents shares to the fund's transfer agent in proper order for redemption, the fund will have up to 31 days to make payment to the redeeming shareholder. The price of redeemed shares will be determined as of the closing net asset value of the fund 24 days after receipt of a shareholder redemption request or, if such date is a weekend or holiday, on the preceding business day. The fund's NAV is calculated each day the NYSE is open.
(h)	Non-income producing security.
(i)	Rate represents the seven-day yield at June 30, 2022.
(j)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2022 (Unaudited)
  Long Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT 10-Year U.S. Ultra Bond - Long	150	September 21, 2022	$19,184,869	$19,106,250	$ (78,619)	$199,219
CBT U.S. Long Bond - Long	20	September 21, 2022	2,653,171	2,772,500	119,329	33,750
CBT 10-Year U.S. Treasury Note - Long	40	September 21, 2022	4,628,685	4,741,250	112,565	40,625
CBT 5-Year U.S. Treasury Note - Long	60	September 30, 2022	6,588,138	6,735,000	146,862	42,188
CBT 2-Year U.S. Treasury Note - Long	200	September 30, 2022	42,270,281	42,003,125	(267,156)	112,500
			$75,325,144	$75,358,125	$ 32,981	$428,282
  Short Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT U.S. Ultra Bond - Short	144	September 21, 2022	$(22,507,123)	(22,225,500)	$281,623	$(337,501)
Total Futures Contracts			$ 52,818,021	$ 53,132,625	$314,604	$ 90,781
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Janus Henderson U.S. Low Volatility Portfolio (Unaudited)
Objective/Strategy
The ON Janus Henderson U.S. Low Volatility Portfolio seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in U.S. common stocks of companies included in the S&P 500® Index. Those stocks are selected by a mathematical investment process which seeks to achieve returns similar to those of the S&P 500® Index over the long-term with lower absolute volatility.
Performance as of June 30, 2022
Average Annual returns
One year	-0.30%
Since inception (6/25/21)	-0.10%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.62% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the  Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -10.16% versus -19.96% for its benchmark, the S&P 500® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  U.S. equity markets have been volatile amidst inflationary concerns and geopolitical tensions. The heightened volatility culminated in a sharp decline during the second quarter, as investors grew concerned that rising interest rates might not be enough to tamp down inflation without causing a recession. Many equity markets reached bear market territory (a loss of 20% of more from a recent high). The Portfolio benefited from its overall defensive positioning amidst the heightened volatility experienced during the period. Specifically, an overweight to lower beta stocks, which strongly outperformed during the period, contributed to relative performance. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?
A.  For the six-month period, the benchmark was led by the strong performance of the Energy sector, which was the only benchmark sector to finish the period in positive territory. Defensive sectors, like Consumer Staples, Utilities and Health Care, were also significantly less negative than the overall market. While a lack of allocation to Energy was a headwind for the Portfolio during the period, the Portfolio outperformed and benefited from average overweights to Consumer Staples, Health Care and Utilities. While both allocation and security selection had meaningful impacts to relative returns, security selection led the Portfolio’s outperformance, especially within the Information Technology and Communication Services sectors. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The three biggest contributors to the Portfolio’s relative performance for the six-month period were overweight positions in T-Mobile U.S., Inc. (“T-Mobile”), Eli Lilly & Co. (“Eli Lilly”) and The Hershey Co. (“Hershey”). T-Mobile posted returns of 16% for the period, aided by improved demand for subscribers and cost savings from the combination with Sprint Corp. Eli Lilly posted returns of 18%, largely benefiting from Federal Drug Administration approvals of new drugs in its pipeline, as well as continued solid operating results. Hershey gained 12% during the period, continuing to benefit from favorable pricing increases and synergies from buyouts.
The three biggest detractors from the Portfolio’s relative performance for the period were not holding benchmark names Exxon Mobil Corp. (“Exxon Mobil”) and Chevron Corp.(“Chevron”), as well as an overweight to The Estee Lauder Cos., Inc. Class A (“Estee Lauder”). Exxon Mobil and Chevron posted returns of 43% and 26%, respectively, and outperformed the benchmark by a wide margin. Both companies continue to benefit from rising oil prices. Estee Lauder declined by 31% over concerns related to current valuations, despite strong earnings results. (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?
A.  In January 2022, Dr. Jian Tang was promoted to Portfolio Manager. He has full access to the Portfolio’s proprietary optimization methodology and is actively involved in identification and testing of ideas leading to enhancements, as well as new product development.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON Janus Henderson U.S. Low Volatility Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2022 (1)
% of Net Assets
Common Stocks (4)	99.4
Money Market Funds Less Net Liabilities	0.6
100.0

Top 10 Portfolio Holdings as of June 30, 2022 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	5.3
2.	Microsoft Corp.	4.5
3.	Johnson & Johnson	3.6
4.	Eli Lilly & Co.	3.4
5.	Procter & Gamble Co. / The	3.4
6.	T-Mobile U.S., Inc.	3.0
7.	Gilead Sciences, Inc.	2.9
8.	Oracle Corp.	2.9
9.	Mondelez International, Inc. Class A	2.8
10.	Costco Wholesale Corp.	2.8

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):
% of Net Assets
Consumer Staples	26.2
Health Care	22.6
Information Technology	18.3
Consumer Discretionary	7.7
Utilities	7.6
Financials	6.7
Communication Services	6.4
Industrials	3.5
Materials	0.4
99.4

Ohio National Fund, Inc.	ON Janus Henderson U.S. Low Volatility Portfolio
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks–99.4%		Shares	Value
Communication Services–6.4%
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	2,835	$ 6,178,202
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	2,397	5,243,318
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	175,888	23,663,971
Verizon Communications, Inc. (Diversified Telecom. Svs.)		285,532	14,490,749
			49,576,240
Consumer Discretionary–7.7%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	111,813	11,875,658
Dollar General Corp. (Multiline Retail)		21,436	5,261,252
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		34,273	13,356,531
Garmin Ltd. (Household Durables)		59,299	5,826,127
McDonald's Corp. (Hotels, Restaurants & Leisure)		45,438	11,217,733
Target Corp. (Multiline Retail)		72,799	10,281,403
Tesla, Inc. (Automobiles)	(a)	3,807	2,563,710
			60,382,414
Consumer Staples–26.2%
Archer-Daniels-Midland Co. (Food Products)		25,165	1,952,804
Campbell Soup Co. (Food Products)		123,350	5,926,968
Church & Dwight Co., Inc. (Household Products)		28,357	2,627,560
Colgate-Palmolive Co. (Household Products)		270,645	21,689,490
Conagra Brands, Inc. (Food Products)		179,392	6,142,382
Costco Wholesale Corp. (Food & Staples Retailing)		45,458	21,787,110
Hershey Co. / The (Food Products)		99,115	21,325,583
Hormel Foods Corp. (Food Products)		275,300	13,038,208
J.M. Smucker Co. / The (Food Products)		52,506	6,721,293
Kellogg Co. (Food Products)		134,049	9,563,056
Kimberly-Clark Corp. (Household Products)		6,652	899,018
Kroger Co. / The (Food & Staples Retailing)		395,298	18,709,454
Mondelez International, Inc. Class A (Food Products)		354,812	22,030,277
Procter & Gamble Co. / The (Household Products)		185,539	26,678,653
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		101,207	3,835,745
Walmart, Inc. (Food & Staples Retailing)		175,874	21,382,761
			204,310,362
Financials–6.7%
Aon PLC Class A (Insurance)		26,009	7,014,107
Arthur J. Gallagher & Co. (Insurance)		16,936	2,761,246
Assurant, Inc. (Insurance)		52,852	9,135,468
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	4,942	1,349,265
Marsh & McLennan Cos., Inc. (Insurance)		102,997	15,990,284
Progressive Corp. / The (Insurance)		81,297	9,452,402
Willis Towers Watson PLC (Insurance)		34,839	6,876,870
			52,579,642
Health Care–22.6%
AbbVie, Inc. (Biotechnology)		24,755	3,791,476
Amgen, Inc. (Biotechnology)		26,048	6,337,478
Biogen, Inc. (Biotechnology)	(a)	88,774	18,104,569
Bristol-Myers Squibb Co. (Pharmaceuticals)		65,382	5,034,414
Centene Corp. (Health Care Providers & Svs.)	(a)	8,719	737,715
CVS Health Corp. (Health Care Providers & Svs.)		7,006	649,176
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Danaher Corp. (Life Sciences Tools & Svs.)		46,051	$ 11,674,849
Eli Lilly & Co. (Pharmaceuticals)		82,599	26,781,074
Gilead Sciences, Inc. (Biotechnology)		366,311	22,641,683
Johnson & Johnson (Pharmaceuticals)		159,564	28,324,206
Organon & Co. (Pharmaceuticals)		68,340	2,306,475
ResMed, Inc. (Health Care Equip. & Supplies)		79,281	16,619,676
STERIS PLC (Health Care Equip. & Supplies)		81,391	16,778,755
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		14,877	7,641,273
Waters Corp. (Life Sciences Tools & Svs.)	(a)	27,165	8,991,072
			176,413,891
Industrials–3.5%
Jacobs Engineering Group, Inc. (Construction & Engineering)		6,541	831,557
Leidos Holdings, Inc. (Professional Svs.)		67,894	6,837,605
PACCAR, Inc. (Machinery)		41,772	3,439,507
Republic Services, Inc. (Commercial Svs. & Supplies)		118,185	15,466,871
United Parcel Service, Inc. Class B (Air Freight & Logistics)		5,659	1,032,994
			27,608,534
Information Technology–18.3%
Akamai Technologies, Inc. (IT Svs.)	(a)	79,585	7,268,498
Apple, Inc. (Tech. Hardware, Storage & Periph.)		299,934	41,006,977
Automatic Data Processing, Inc. (IT Svs.)		5,652	1,187,146
Citrix Systems, Inc. (Software)		99,408	9,659,476
International Business Machines Corp. (IT Svs.)		80,022	11,298,306
Microsoft Corp. (Software)		137,141	35,221,923
Motorola Solutions, Inc. (Communications Equip.)		13,142	2,754,563
NortonLifeLock, Inc. (Software)		565,973	12,428,767
Oracle Corp. (Software)		320,337	22,381,946
			143,207,602
Materials–0.4%
Avery Dennison Corp. (Containers & Packaging)		5,498	889,961
Ball Corp. (Containers & Packaging)		33,957	2,335,223
			3,225,184
Utilities–7.6%
Consolidated Edison, Inc. (Multi-Utilities)		113,054	10,751,435
Dominion Energy, Inc. (Multi-Utilities)		10,542	841,357
Duke Energy Corp. (Electric Utilities)		177,629	19,043,605
Eversource Energy (Electric Utilities)		49,767	4,203,819
FirstEnergy Corp. (Electric Utilities)		495,182	19,010,037
WEC Energy Group, Inc. (Multi-Utilities)		11,839	1,191,477
Xcel Energy, Inc. (Electric Utilities)		54,350	3,845,806
			58,887,536
Total Common Stocks (Cost $807,752,993)			$776,191,405

Money Market Funds–0.7%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.494%	(b)	5,373,313	$ 5,372,776
Total Money Market Funds (Cost $5,372,922)			$ 5,372,776
Total Investments – 100.1% (Cost $813,125,915)	(c)		$781,564,181
Liabilities in Excess of Other Assets – (0.1)%			(715,877)
Net Assets – 100.0%			$780,848,304

Percentages are stated as a percent of net assets.

Ohio National Fund, Inc.	ON Janus Henderson U.S. Low Volatility Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2022.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON iShares Managed Risk Balanced Portfolio (Unaudited)
Objective/Strategy
The ON iShares Managed Risk Balanced Portfolio seeks income and capital appreciation by investing in underlying exchange traded funds (“ETFs”) and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio invests a minimum of 25% of its assets in equity investments and a minimum of 25% of its assets in fixed income investments.
Performance as of June 30, 2022
Average Annual returns
One year	-12.71%
Since inception (6/25/21)	-12.61%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.72% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the  Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -14.76% versus -19.96% for its benchmark, the S&P 500® Index. The Portfolio’s secondary benchmark, which is comprised of 50% MSCI All Country World Index/50% ICE BofA U.S. Broad Market Index, returned -15.28% for the period.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The year began with uncertainty around global supply chains and worries about ongoing levels of inflation. China’s Zero COVID policies have caused issues in supply chains. In March, headlines were dominated by geopolitical tension in Europe. The Ukraine war exacerbated issues with global supply chains and drove up commodity prices, further supporting growing inflation. The Consumer Price Index (“CPI”) has continued to see increases over the period, not just on the commodity side, but widespread across the basket of goods. Measures of core inflation have increased month over month as CPI reads have failed to define a peak. Labor market strength and wage inflation has also had some impact on the CPI. Investors became concerned about increasing odds of a recession with elevated macro volatility throughout the second quarter and both bond yields and stocks around the world slumped. The Treasury curve rose across all maturities, most noticeably in the front end, leading to a flatter curve. Except for gold, commodity prices remained elevated, as Russia’s invasion of Ukraine and supply-chain disruptions continued but stumbled somewhat at the end of the period. Elevated commodity prices benefited the portfolio’s emerging market positioning, which outperformed relative to the benchmark.
Against this backdrop, several major central banks were forced to pursue the most aggressive series of policy rate hikes in decades. In the U.S., the Federal Reserve raised rates twice: first, in May with the first 50 basis point hike since 2000, and then in June with their biggest rate hike (75 basis points) since 1994. The Fed also signaled further increases could push the Federal Funds Rate above 3% before the end of 2022. The European Central Bank (“ECB”) ended a long-running stimulus scheme and is expected to deliver its first interest rate hike since 2011 in July and a potentially larger move in September if inflation warrants a tougher stance. In contrast, Japan maintained an accommodative policy, holding onto its ultra-loose stance to the detriment of its currency. In comparison to equities in other developed markets, Japanese companies derive substantial portions of their revenues from overseas and tend to outperform in periods of rising real rates. The Japanese equity position in the Portfolio added to performance in relative terms versus the benchmark. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio follows a top-down asset allocation process and is highly diversified, investing across a wide opportunity set of global equities, bonds, and currencies. As such, the Portfolio takes positions across multiple geographies, asset classes and time horizons. Over the six-month period, the Portfolio was invested roughly 50% in equities and 50% in fixed income. Given the weak performance of equities in the first half of the year, the Portfolio’s fixed income exposure was a large contributor to relative performance. Other contributors included the Portfolio’s exposure to international developed equities and to emerging markets, as these markets outperformed relative to the U.S. (1)
Q.  How did country selection impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio seeks diversification by investing across equities in developed and emerging markets. During the six-month period, U.S. equities underperformed all other regions, with the primary benchmark declining 19.96%, while the MSCI EAFE declined 19.57% and MSCI Emerging Markets declining 17.63%. Some of the country exposures that contributed to relevant performance include Canada, U.K., and Japan while positioning in Sweden detracted over the period. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance? ?
A.  Relative to the primary benchmark, the best performing securities within the Portfolio for the six-month period were iShares Core U.S. Aggregate Bond ETF, CBT 5-year U.S. Treasury Note – Short expiring in June and the OSE TOPIX Index Future expiring in June. Both fixed income markets and Japanese equities delivered strong returns for the period, outpacing U.S. equities. An exposure to MSCI Emerging Markets Index – Long future expiring in March detracted from returns over the period. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  During the six-month period, futures contracts detracted 91 basis points of absolute return for the Portfolio in aggregate. The Portfolio did not participate in any IPOs during the period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.

(continued)

Ohio National Fund, Inc.	ON iShares Managed Risk Balanced Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
The MSCI All Country World Index is a global free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of large-cap and mid-cap stocks across many developed and emerging markets, and all eleven recognized GICS sectors. The index currently consists of 23 developed markets, including the United States, along with 27 emerging country markets. The returns presented for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.
The ICE BofA U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2022 (1)
% of Net Assets
Exchange Traded Funds	92.0
Money Market Funds and Other Net Assets	8.0
100.0

Top 10 Portfolio Holdings as of June 30, 2022 (1) (2) (3)
		% of Net Assets
1.	iShares Core U.S. Aggregate Bond ETF	51.3
2.	iShares Core S&P 500 ETF	15.3
3.	iShares Russell 1000 ETF	10.9
4.	iShares Core MSCI EAFE ETF	4.9
5.	iShares MSCI Canada ETF	1.9
6.	iShares MSCI Japan ETF	1.5
7.	iShares MSCI Sweden ETF	1.0
8.	iShares MSCI Singapore ETF	1.0
9.	iShares MSCI Taiwan ETF	0.9
10.	iShares MSCI Germany ETF	0.8

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON iShares Managed Risk Balanced Portfolio
Schedule of Investments	June 30, 2022 (Unaudited)
Exchange Traded Funds–92.0%		Shares	Value
iShares Core MSCI EAFE ETF		278,219	$ 16,373,188
iShares Core S&P 500 ETF		135,892	51,523,452
iShares Core U.S. Aggregate Bond ETF		1,696,366	172,486,495
iShares MSCI Australia ETF		125,481	2,662,707
iShares MSCI Canada ETF		188,521	6,349,387
iShares MSCI China ETF		29,484	1,645,502
iShares MSCI France ETF		31,648	949,757
iShares MSCI Germany ETF		122,084	2,809,153
iShares MSCI India ETF	(a)	3,357	132,165
iShares MSCI Japan ETF		96,807	5,114,314
iShares MSCI Malaysia ETF		27,138	595,679
iShares MSCI Netherlands ETF		8,834	309,720
iShares MSCI Poland ETF		48,037	702,781
iShares MSCI Singapore ETF		180,484	3,190,957
iShares MSCI South Africa ETF		27,690	1,176,548
iShares MSCI Sweden ETF		109,428	3,332,083
iShares MSCI Taiwan ETF		62,400	3,146,208
iShares MSCI United Kingdom ETF		17,514	524,719
iShares Russell 1000 ETF		175,563	36,474,969
Total Exchange Traded Funds (Cost $354,577,280)			$309,499,784

Money Market Funds–4.4%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.494%	(b)	14,679,565	$ 14,678,097
Total Money Market Funds (Cost $14,679,726)			$ 14,678,097
Total Investments – 96.4% (Cost $369,257,006)	(c)		$324,177,881
Other Assets in Excess of Liabilities – 3.6%	(d)		12,033,428
Net Assets – 100.0%			$336,211,309

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2022.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(d)	Includes $3,529,236 of cash pledged as collateral for the futures contracts outstanding at June 30, 2022. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2022 (Unaudited)
  Long Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
MRV IBEX 35 Index - Long	21	July 15, 2022	$ 1,798,412	$ 1,769,271	$ (29,141)	$ (18,679)
OSE TOPIX Index - Long	73	September 8, 2022	10,473,309	10,063,864	(409,445)	(80,259)
MOD S&P TSX 60 Index - Long	16	September 15, 2022	3,072,579	2,840,273	(232,306)	(34,458)
MSCI Emerging Markets Index - Long	182	September 16, 2022	9,351,655	9,124,570	(227,085)	(42,770)
IFLL FTSE 100 Index - Long	44	September 16, 2022	3,888,717	3,814,094	(74,623)	(74,184)
DMI FTSE MIB Index - Long	13	September 16, 2022	1,489,662	1,444,620	(45,042)	(35,932)
			$30,074,334	$29,056,692	$(1,017,642)	$(286,282)
  Short Futures Contracts
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
MSCI EAFE Index - Short	251	September 16, 2022	$(23,388,727)	(23,300,330)	$88,397	$130,652
CME E-mini S&P 500 Index - Short	95	September 16, 2022	(18,074,124)	(18,000,125)	73,999	181,956
EUR Currency Future - Short	3	September 19, 2022	(403,661)	(395,175)	8,486	(1,388)
JPY Currency Future - Short	13	September 19, 2022	(1,232,431)	(1,205,019)	27,412	(8,206)

(continued)

Ohio National Fund, Inc.	ON iShares Managed Risk Balanced Portfolio (Continued)
Schedule of Open Futures Contracts	June 30, 2022 (Unaudited)
  Short Futures Contracts (Continued)
Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT U.S. Ultra Bond - Short	41	September 21, 2022	$ (6,432,119)	$ (6,328,094)	$ 104,025	$ (96,092)
CBT 5-Year U.S. Treasury Note - Short	244	September 30, 2022	(27,586,386)	(27,389,000)	197,386	(171,563)
			$(77,117,448)	$(76,617,743)	$ 499,705	$ 35,359
Total Futures Contracts			$(47,043,114)	$(47,561,051)	$(517,937)	$(250,923)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON AB Relative Value Portfolio (Unaudited)
Objective/Strategy
The ON AB Relative Value Portfolio seeks long-term growth of capital by investing primarily in the equity securities of U.S. companies that the Portfolio's sub-adviser believes are trading at attractive valuations and that have strong or improving business models.
Performance as of June 30, 2022
Average Annual returns
Since inception (12/2/21)	-7.80%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts, or as an underlying investment by the ON Model Portfolios.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.78% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the  Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -12.36% versus -12.86% for its benchmark, the Russell 1000® Value Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  U.S. stocks declined during the six-month period. Equity markets experienced an increase in volatility early in the period, as persistent inflationary pressures prompted the U.S. Federal Reserve (“Fed”) to pivot towards more aggressive tightening of monetary policy, including balance-sheet reduction, which triggered periods of sharp volatility. Inflation worsened after Russia’s invasion of Ukraine caused energy and agricultural prices to surge and China’s pledge to enforce its zero-COVID policy prompted new supply-chain concerns. The Fed raised interest rates three times during the period, including a 0.75% increase in June - its largest since 1994. The growing fear of recession led to sharp declines and periods of widespread volatility across equity markets. Fed Chair Powell’s acknowledgement that the path to a soft landing had narrowed weighed on global equity market sentiment. Against a backdrop of rising rates, growth stocks came under pressure, triggering a rotation into value-oriented stocks. Within large-cap markets, both growth and value stocks declined in absolute terms, but value stocks outperformed growth stocks by a wide margin. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.
During the period, the strategy’s overexposure to the earnings yield factor and underexposures to the idiosyncratic volatility and momentum factors contributed to relative performance, while the strategy’s overexposure to the beta factor and underexposures to dividend yield and leverage factors detracted from relative performance. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark?
A.  For the six-month period, security selection contributed to the Portfolio’s relative returns, while sector selection detracted. From a security selection perspective, selection within Industrials, Materials, and Consumer Discretionary were the largest contributors to relative returns, while selection within Health Care and Real Estate detracted. From a sector selection perspective, the Portfolio’s underweights to Financials, Materials, and Real Estate were the largest contributors to relative returns, but were more than offset by detraction resulting from an overweight to Consumer Discretionary and underweights to Energy and Utilities. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Philip Morris International, Inc., a leading international tobacco company, was the top relative contributor for the six-month period. The stock performed well due to its defensive business model, high profitability and low fundamental risk. Elevance Health, Inc. (formerly Anthem, Inc.), a managed care company, contributed to relative performance after delivering better-than-expected first-quarter sales, earnings, and medical loss ratio. Amgen, Inc., a biotechnology company, contributed to relative performance on the back of their lower fundamental business volatility, strong competitive position, and strong balance sheet.
ExxonMobil Corp., a leading integrated oil company which was not held in the Portfolio, detracted from relative performance for the six-month period. The stock benefitted from favorable supply and demand dynamics, which supported a sharp increase in commodity prices. Additionally, the Russian invasion of Ukraine and subsequent sanctions drove further commodity price increases. As a result, the Energy sector significantly outperformed the benchmark and was the only positively performing sector during the period. D.R. Horton, Inc., a homebuilder, detracted from relative performance as the stock underperformed amid concerns that rising interest rates may slow growth for home builders. Target Corp., a retailer, detracted from relative performance as the broader Consumer Discretionary sector continued to underperform due to higher costs. Target Corp. has had to cope with high inventory issues, forcing the company to sell products at considerable discounts. (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?
A.   During the performance period, there were four additions to the portfolio management team:
•	Jerald Gooden joined the team as a generalist research associate.
•	Alex Pizzirani, CFA rejoined AllianceBernstein L.P. and the portfolio management team as a research analyst focused on research and development, leveraging machine learning and data science.
•	Ewa Przybylko, CFA joined the team as a research associate supporting co-CIO, Vinay Thapar, in covering the healthcare sector.
•	Pradeep Ramani joined the team as a research analyst covering the technology sector. He joined shortly after the close of the performance period, on July 11, 2022.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.

(continued)

Ohio National Fund, Inc.	ON AB Relative Value Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected and historical growth rates.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2022 (1)
% of Net Assets
Common Stocks (4)	96.0
Money Market Funds Less Net Liabilities	4.0
100.0

Top 10 Portfolio Holdings as of June 30, 2022 (1) (2) (3)
		% of Net Assets
1.	Elevance Health, Inc.	4.4
2.	Wells Fargo & Co.	4.2
3.	Philip Morris International, Inc.	3.9
4.	Berkshire Hathaway, Inc. Class B	3.7
5.	Roche Holding AG – ADR	3.2
6.	Amgen, Inc.	2.8
7.	Comcast Corp. Class A	2.8
8.	JPMorgan Chase & Co.	2.5
9.	Cigna Corp.	2.4
10.	PerkinElmer, Inc.	2.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):
% of Net Assets
Health Care	19.5
Industrials	18.4
Financials	17.4
Consumer Discretionary	10.7
Information Technology	9.3
Energy	5.0
Consumer Staples	4.8
Communication Services	4.7
Real Estate	3.7
Materials	1.6
Utilities	0.9
96.0

Ohio National Fund, Inc.	ON AB Relative Value Portfolio
Schedule of Investments	June 30, 2022 (Unaudited)
Common Stocks–96.0%		Shares	Value
Communication Services–4.7%
Comcast Corp. Class A (Media)		61,481	$ 2,412,514
Netflix, Inc. (Entertainment)	(a)	1,835	320,887
Verizon Communications, Inc. (Diversified Telecom. Svs.)		25,788	1,308,741
			4,042,142
Consumer Discretionary–10.7%
AutoZone, Inc. (Specialty Retail)	(a)	503	1,081,007
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	261	456,486
BorgWarner, Inc. (Auto Components)		9,423	314,445
D.R. Horton, Inc. (Household Durables)		20,353	1,347,165
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	1,242	317,145
LKQ Corp. (Distributors)		36,474	1,790,509
Lowe's Cos., Inc. (Specialty Retail)		8,743	1,527,140
Murphy U.S.A., Inc. (Specialty Retail)		2,100	489,027
Target Corp. (Multiline Retail)		9,403	1,327,986
Ulta Beauty, Inc. (Specialty Retail)	(a)	1,396	538,130
			9,189,040
Consumer Staples–4.8%
Philip Morris International, Inc. (Tobacco)		34,173	3,374,242
Walmart, Inc. (Food & Staples Retailing)		6,220	756,228
			4,130,470
Energy–5.0%
Chevron Corp. (Oil, Gas & Consumable Fuels)		4,238	613,578
ConocoPhillips (Oil, Gas & Consumable Fuels)		6,793	610,079
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		10,271	1,134,329
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		15,945	686,592
Phillips 66 (Oil, Gas & Consumable Fuels)		13,851	1,135,644
Woodside Energy Group Ltd. – ADR (Oil, Gas & Consumable Fuels)		4,290	92,492
			4,272,714
Financials–17.4%
Aflac, Inc. (Insurance)		4,235	234,323
Allstate Corp. / The (Insurance)		10,981	1,391,622
Bank OZK (Banks)		18,110	679,668
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	11,573	3,159,660
Capital One Financial Corp. (Consumer Finance)		7,237	754,023
Goldman Sachs Group, Inc. / The (Capital Markets)		6,216	1,846,276
JPMorgan Chase & Co. (Banks)		19,185	2,160,423
Northern Trust Corp. (Capital Markets)		12,685	1,223,849
Wells Fargo & Co. (Banks)		91,041	3,566,076
			15,015,920
Health Care–19.5%
Amgen, Inc. (Biotechnology)		10,000	2,433,000
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	1,584	784,080
Cigna Corp. (Health Care Providers & Svs.)		7,938	2,091,822
Elevance Health, Inc. (Health Care Providers & Svs.)		7,899	3,811,898
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		13,490	1,918,548
Pfizer, Inc. (Pharmaceuticals)		12,466	653,592
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		6,861	912,376
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	2,519	1,489,057
Roche Holding AG – ADR (Pharmaceuticals)		65,076	2,714,320
			16,808,693
Industrials–18.4%
Acuity Brands, Inc. (Electrical Equip.)		4,050	623,862
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Alaska Air Group, Inc. (Airlines)	(a)	18,705	$ 749,135
Altra Industrial Motion Corp. (Machinery)		11,206	395,012
Builders FirstSource, Inc. (Building Products)	(a)	12,133	651,542
Curtiss-Wright Corp. (Aerospace & Defense)		5,046	666,375
EMCOR Group, Inc. (Construction & Engineering)		7,593	781,775
Emerson Electric Co. (Electrical Equip.)		19,507	1,551,587
Expeditors International of Washington, Inc. (Air Freight & Logistics)		6,025	587,196
FedEx Corp. (Air Freight & Logistics)		2,886	654,285
Hexcel Corp. (Aerospace & Defense)		9,990	522,577
Knight-Swift Transportation Holdings, Inc. (Road & Rail)		34,905	1,615,752
Middleby Corp. / The (Machinery)	(a)	2,500	313,400
MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)		9,723	730,295
Raytheon Technologies Corp. (Aerospace & Defense)		19,248	1,849,925
Robert Half International, Inc. (Professional Svs.)		10,634	796,380
Southwest Airlines Co. (Airlines)	(a)	17,890	646,187
Textron, Inc. (Aerospace & Defense)		22,816	1,393,373
Toro Co. / The (Machinery)		8,161	618,522
Westinghouse Air Brake Technologies Corp. (Machinery)		9,057	743,399
			15,890,579
Information Technology–9.3%
Ciena Corp. (Communications Equip.)	(a)	7,096	324,287
Cisco Systems, Inc. (Communications Equip.)		17,865	761,764
Cognizant Technology Solutions Corp. Class A (IT Svs.)		12,210	824,053
FleetCor Technologies, Inc. (IT Svs.)	(a)	6,482	1,361,933
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	8,696	818,555
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	10,515	1,449,493
Mastercard, Inc. Class A (IT Svs.)		4,565	1,440,166
MKS Instruments, Inc. (Semiconductors & Equip.)		5,126	526,081
NXP Semiconductors N.V. (Semiconductors & Equip.)		3,344	495,012
			8,001,344
Materials–1.6%
BHP Group Ltd. – ADR (Metals & Mining)		11,871	666,913
Mosaic Co. / The (Chemicals)		8,785	414,915
Steel Dynamics, Inc. (Metals & Mining)		4,593	303,827
			1,385,655
Real Estate–3.7%
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	21,569	1,587,694
Weyerhaeuser Co. (Equity REIT)		47,585	1,576,015
			3,163,709
Utilities–0.9%
IDACORP, Inc. (Electric Utilities)		7,644	809,653
Total Common Stocks (Cost $92,262,109)			$82,709,919

Money Market Funds–4.9%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 1.494%	(b)	4,269,457	$ 4,269,030
Total Money Market Funds (Cost $4,269,314)			$ 4,269,030
Total Investments – 100.9% (Cost $96,531,423)	(c)		$86,978,949
Liabilities in Excess of Other Assets – (0.9)%			(811,678)
Net Assets – 100.0%			$86,167,271

(continued)

Ohio National Fund, Inc.	ON AB Relative Value Portfolio (Continued)
Schedule of Investments	June 30, 2022 (Unaudited)
Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2022.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited)
Objective/Strategy
The ON Moderately Conservative Model Portfolio is a fund of funds that seeks current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.
Performance as of June 30, 2022
Average Annual returns
One year	-13.10%
Five years	3.13%
Since inception (3/1/17)	3.42%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is estimated to be 1.02% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus.  The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.00% through April 30, 2023.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -15.39% versus -13.96% for its benchmark, the Morningstar® Moderately Conservative Target Risk Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.   During the first half of the year, equity markets declined substantially. Domestic indices generally underperformed international and emerging market indices. Within the domestic market, value stocks outperformed growth stocks by a wide margin, although both value and growth indices were negative for the period. The Portfolio’s exposure to international and emerging market funds enhanced relative performance, while its exposure to growth funds detracted from relative performance.
Fixed income markets also registered negative returns during the first half of 2022. The Federal Reserve has raised the Fed Funds rate aggressively in 2022 in an attempt to curb inflation, and has indicated that it will continue to raise the Fed Funds rate until inflation is under control. Interest rates increased across the entire yield curve, but short-term interest rates increased at a faster rate. Even so, shorter duration bonds outperformed longer duration bonds during the period. The yield curve has become inverted between the 2 year and 10 year Treasury rate, which can be a harbinger of a recession. Credit spreads widened during the period, and lower quality bonds generally underperformed higher quality bonds. The Portfolio’s exposure to shorter duration bond funds enhanced relative performance, while its exposure to funds with credit exposure detracted from relative performance. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio invests in affiliated and unaffiliated mutual funds, comprised mostly of fixed income funds, but also some equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the exposure to value funds, international funds, and emerging market funds benefited relative performance. The exposure to growth funds detracted from performance. On the fixed income side, the overweight allocation to funds with credit exposure detracted from relative performance, while the allocation to shorter duration bond funds enhanced relative performance. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three performing funds in the Portfolio were PIMCO Low Duration Institutional, the ON Federated Core Plus Bond Portfolio, and PIMCO Total Return Institutional. Each of these funds benefited from exposure to shorter duration bonds. The top three funds that detracted from performance were ON Janus Henderson Forty Portfolio, Vanguard International Growth Fund Admiral Class, and ON AB Small Cap Portfolio. Each of these funds detracted from performance due to exposure to growth stocks. (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?
A.  The asset allocation team was disbanded after the departure of Tara York. The ON Model Portfolios are now being managed by Gary Rodmaker, who was previously the leader of the asset allocation team. There were no changes to the investment strategy or selection process during the period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.

(continued)

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Conservative Target Risk Index exposure is set at 40%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2022
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0

Top 10 Portfolio Holdings as of June 30, 2022
		% of Net Assets
1.	ON Federated Core Plus Bond Portfolio	15.0
2.	ON S&P 500® Index Portfolio	13.0
3.	Western Asset Core Plus Bond IS	12.0
4.	PIMCO Total Return Institutional	12.0
5.	PIMCO Low Duration Institutional	8.0
6.	ON Bond Portfolio	7.0
7.	ON Federated High Income Bond Portfolio	5.0
8.	ON S&P MidCap 400® Index Portfolio	5.0
9.	ON BlackRock Advantage International Equity Portfolio	4.5
10.	ON BlackRock Advantage Large Cap Value Portfolio	4.0

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio
Schedule of Investments in Unaffiliated Issuers	June 30, 2022 (Unaudited)
Open-End Mutual Funds–37.6%	Shares	Value
DFA Emerging Markets Portfolio Institutional	129,876	$ 3,465,103
DFA International Core Equity Portfolio Institutional	533,691	6,953,989
PIMCO Low Duration Institutional	1,968,216	18,343,770
PIMCO Total Return Institutional	3,059,548	27,535,929
Vanguard International Growth Fund Admiral Class	24,029	2,289,485
Western Asset Core Plus Bond IS	2,788,383	27,549,230
Total Open-End Mutual Funds		$ 86,137,506
Total Investments in Securities of Unaffiliated Issuers – 37.6% (Cost $96,810,836)		$ 86,137,506
Total Investments in Affiliates – 62.4% (Cost $142,957,690) (see schedule below)		143,092,836
Liabilities in Excess of Other Assets – 0.0%		(99,990)
Net Assets – 100.0%		$229,130,352

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	June 30, 2022 (Unaudited)

Affiliate		Value at January 1, 2022	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Shares at June 30, 2022	Value at June 30, 2022
Open-End Mutual Funds – 62.4%
Fidelity Advisor® Real Estate I	(a)	$ 2,815,609	$ 323,176	$ 294,579	$ 20,175	$ (574,896)	111,791	$ 2,289,485
ON AB Mid Cap Core Portfolio	(a)	2,815,609	402,275	172,367	44,520	(800,552)	50,000	2,289,485
ON AB Relative Value Portfolio	(a)	2,815,609	183,093	400,737	18,755	(327,235)	248,317	2,289,485
ON AB Small Cap Portfolio	(a)	2,815,609	494,285	158,873	445	(861,981)	76,316	2,289,485
ON BlackRock Advantage International Equity Portfolio	(a)	12,670,241	870,492	856,652	107,623	(2,489,020)	692,385	10,302,684
ON BlackRock Advantage Large Cap Core Portfolio	(a)	5,631,218	437,859	347,212	67,787	(1,210,681)	128,804	4,578,971
ON BlackRock Advantage Large Cap Value Portfolio	(a)	11,262,436	571,693	1,246,678	330,879	(1,760,388)	448,919	9,157,942
ON Bond Portfolio	(a)	19,709,263	623,943	1,556,955	12,694	(2,762,547)	937,764	16,026,398
ON Federated Core Plus Bond Portfolio	(a)	36,602,917	5,947,617	4,410,774	(230,781)	(3,566,698)	3,716,697	34,342,281
ON Federated High Income Bond Portfolio	(a)	14,078,045	267,598	1,051,629	93,494	(1,940,081)	614,462	11,447,427
ON Janus Henderson Forty Portfolio	(a)	2,815,609	583,116	76,280	21,014	(1,053,974)	96,318	2,289,485
ON Nasdaq-100® Index Portfolio	(a)	5,631,218	928,089	284,400	108,409	(1,804,345)	226,794	4,578,971
ON S&P 500® Index Portfolio	(a)	36,602,917	2,806,638	2,487,943	734,094	(7,892,396)	806,375	29,763,310
ON S&P MidCap 400® Index Portfolio	(a)	14,078,045	1,430,540	1,414,885	405,304	(3,051,577)	543,821	11,447,427
Total Open-End Mutual Funds					$1,734,412	$(30,096,371)		$143,092,836

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2022.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited)
Objective/Strategy
The ON Balanced Model Portfolio is a fund of funds that seeks a balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.
Performance as of June 30, 2022
Average Annual returns
One year	-14.51%
Five years	3.95%
Since inception (3/1/17)	4.21%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is estimated to be 1.00% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus.  The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.00% through April 30, 2023.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -17.16% versus -15.94% for its benchmark, the Morningstar® Moderate Target Risk Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.   During the first half of the year, equity markets declined substantially. Domestic indices generally underperformed international and emerging market indices. Within the domestic market, value stocks outperformed growth stocks by a wide margin, although both value and growth indices were negative for the period. The Portfolio’s exposure to international and emerging market funds enhanced relative performance, while its exposure to growth funds detracted from relative performance.
Fixed income markets also registered negative returns during the first half of 2022. The Federal Reserve has raised the Fed Funds rate aggressively in 2022 in an attempt to curb inflation, and has indicated that it will continue to raise the Fed Funds rate until inflation is under control. Interest rates increased across the entire yield curve, but short-term interest rates increased at a faster rate. Even so, shorter duration bonds outperformed longer duration bonds during the period. The yield curve has become inverted between the 2 year and 10 year Treasury rate, which can be a harbinger of a recession. Credit spreads widened during the period, and lower quality bonds generally underperformed higher quality bonds. The Portfolio’s exposure to shorter duration bond funds enhanced relative performance, while its exposure to funds with credit exposure detracted from relative performance. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.   The Portfolio invests in affiliated and unaffiliated mutual funds, comprised of fixed income and equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the exposure to value funds, international funds, and emerging market funds benefited relative performance. The exposure to growth funds detracted from performance. On the fixed income side, the overweight allocation to funds with credit exposure detracted from relative performance, while the allocation to shorter duration bond funds enhanced relative performance. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.   The top three performing funds in the Portfolio were PIMCO Low Duration Institutional, the ON Federated Core Plus Bond Portfolio, and PIMCO Total Return Institutional. Each of these funds benefited from exposure to shorter duration bonds. The top three funds that detracted from performance were ON Janus Henderson Forty Portfolio, Vanguard International Growth Fund Admiral Class, and ON AB Small Cap Portfolio. Each of these funds detracted from performance due to exposure to growth stocks. (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?
A.   The asset allocation team was disbanded after the departure of Tara York. The ON Model Portfolios are now being managed by Gary Rodmaker, who was previously the leader of the asset allocation team. There were no changes to the investment strategy or selection process during the period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.

(continued)

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderate Target Risk Index exposure is set at 60%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2022
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0

Top 10 Portfolio Holdings as of June 30, 2022
		% of Net Assets
1.	ON S&P 500® Index Portfolio	15.0
2.	ON Federated Core Plus Bond Portfolio	9.0
3.	ON S&P MidCap 400® Index Portfolio	9.0
4.	Western Asset Core Plus Bond IS	8.0
5.	PIMCO Total Return Institutional	8.0
6.	ON BlackRock Advantage International Equity Portfolio	8.0
7.	PIMCO Low Duration Institutional	6.0
8.	ON BlackRock Advantage Large Cap Value Portfolio	5.0
9.	ON Bond Portfolio	5.0
10.	DFA International Core Equity Portfolio Institutional	4.0

Ohio National Fund, Inc.	ON Balanced Model Portfolio
Schedule of Investments in Unaffiliated Issuers	June 30, 2022 (Unaudited)
Open-End Mutual Funds–33.1%	Shares	Value
DFA Emerging Markets Portfolio Institutional	1,267,628	$ 33,820,323
DFA International Core Equity Portfolio Institutional	2,604,860	33,941,332
PIMCO Low Duration Institutional	5,402,273	50,349,179
PIMCO Total Return Institutional	7,464,726	67,182,531
Vanguard International Growth Fund Admiral Class	263,809	25,135,689
Western Asset Core Plus Bond IS	6,803,206	67,215,677
Total Open-End Mutual Funds		$277,644,731
Total Investments in Securities of Unaffiliated Issuers – 33.1% (Cost $307,587,713)		$277,644,731
Total Investments in Affiliates – 66.9% (Cost $543,899,743) (see schedule below)		561,363,721
Liabilities in Excess of Other Assets – 0.0%		(333,277)
Net Assets – 100.0%		$838,675,175

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	June 30, 2022 (Unaudited)

Affiliate		Value at January 1, 2022	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Shares at June 30, 2022	Value at June 30, 2022
Open-End Mutual Funds – 66.9%
Fidelity Advisor® Real Estate I	(a)	$ 10,924,811	$ 530,349	$ 966,367	$ 147,418	$ (2,257,648)	409,110	$ 8,378,563
ON AB Mid Cap Core Portfolio	(a)	10,924,811	525,595	176,911	43,872	(2,938,804)	182,978	8,378,563
ON AB Relative Value Portfolio	(a)	21,849,621	9,487,971	2,536,880	99,745	(3,764,768)	2,726,214	25,135,689
ON AB Small Cap Portfolio	(a)	10,924,811	871,843	104,233	26,086	(3,339,944)	279,285	8,378,563
ON BlackRock Advantage International Equity Portfolio	(a)	87,398,485	774,032	4,891,727	539,318	(16,791,604)	4,504,604	67,028,504
ON BlackRock Advantage Large Cap Core Portfolio	(a)	21,849,621	404,202	1,139,962	296,381	(4,653,116)	471,368	16,757,126
ON BlackRock Advantage Large Cap Growth Portfolio	(a)	10,924,811	435,510	4,820,291	502,985	(2,853,733)	174,263	4,189,282
ON BlackRock Advantage Large Cap Value Portfolio	(a)	54,624,053	388,274	6,313,941	1,757,580	(8,563,151)	2,053,569	41,892,815
ON BlackRock Advantage Small Cap Growth Portfolio	(a)	21,849,621	1,546,080	228,054	44,242	(6,454,763)	620,864	16,757,126
ON Bond Portfolio	(a)	54,624,053	1,220,630	6,442,302	63,908	(7,573,474)	2,451,306	41,892,815
ON Federated Core Plus Bond Portfolio	(a)	87,398,485	10,628,936	13,725,768	(740,910)	(8,153,676)	8,160,938	75,407,067
ON Federated High Income Bond Portfolio	(a)	32,774,432	95,790	3,524,604	318,059	(4,527,988)	1,349,205	25,135,689
ON Janus Henderson Forty Portfolio	(a)	10,924,811	865,548	4,701,839	1,491,876	(4,391,115)	176,242	4,189,281
ON Nasdaq-100® Index Portfolio	(a)	21,849,621	1,675,733	295,812	92,227	(6,564,643)	829,972	16,757,126
ON S&P 500® Index Portfolio	(a)	163,872,158	3,113,701	9,885,641	3,101,074	(34,522,847)	3,404,997	125,678,445
ON S&P MidCap 400® Index Portfolio	(a)	98,323,295	2,534,044	7,168,106	2,293,675	(20,575,841)	3,582,283	75,407,067
Total Open-End Mutual Funds					$10,077,536	$(137,927,115)		$561,363,721

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2022.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited)
Objective/Strategy
The ON Moderate Growth Model Portfolio is a fund of funds that seeks growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.
Performance as of June 30, 2022
Average Annual returns
One year	-15.87%
Five years	4.95%
Since inception (3/1/17)	5.31%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is estimated to be 0.99% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus.  The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.07% through April 30, 2023.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -19.33% versus -17.76% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.   During the first half of the year, equity markets declined substantially. Domestic indices generally underperformed international and emerging market indices. Within the domestic market, value stocks outperformed growth stocks by a wide margin, although both value and growth indices were negative for the period. The Portfolio’s exposure to international and emerging market funds enhanced relative performance, while its exposure to growth funds detracted from relative performance.
Fixed income markets also registered negative returns during the first half of 2022. The Federal Reserve has raised the Fed Funds rate aggressively in 2022 in an attempt to curb inflation, and has indicated that it will continue to raise the Fed Funds rate until inflation is under control. Interest rates increased across the entire yield curve, but short-term interest rates increased at a faster rate. Even so, shorter duration bonds outperformed longer duration bonds during the period. The yield curve has become inverted between the 2 year and 10 year Treasury rate, which can be a harbinger of a recession. Credit spreads widened during the period, and lower quality bonds generally underperformed higher quality bonds. The Portfolio’s exposure to shorter duration bond funds enhanced relative performance, while its exposure to funds with credit exposure detracted from relative performance.  (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.   The Portfolio invests in affiliated and unaffiliated mutual funds, comprised mostly of equity funds, but also some fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the exposure to value funds, international funds, and emerging market funds benefited relative performance. The exposure to growth funds detracted from performance. On the fixed income side, the overweight allocation to funds with credit exposure detracted from relative performance, while the allocation to shorter duration bond funds enhanced relative performance. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.   The top three performing funds in the Portfolio were PIMCO Low Duration Institutional, the ON Federated Core Plus Bond Portfolio, and PIMCO Total Return Institutional. Each of these funds benefited from exposure to shorter duration bonds. The top three funds that detracted from performance were ON Janus Henderson Forty Portfolio, Vanguard International Growth Fund Admiral Class, and ON AB Small Cap Portfolio. Each of these funds detracted from performance due to exposure to growth stocks. (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?
A.   The asset allocation team was disbanded after the departure of Tara York. The ON Model Portfolios are now being managed by Gary Rodmaker, who was previously the leader of the asset allocation team. There were no changes to the investment strategy or selection process during the period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.

(continued)

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Aggressive Target Risk Index exposure is set at 80%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2022
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0

Top 10 Portfolio Holdings as of June 30, 2022
		% of Net Assets
1.	ON S&P 500® Index Portfolio	18.0
2.	ON S&P MidCap 400® Index Portfolio	10.0
3.	ON BlackRock Advantage International Equity Portfolio	9.0
4.	ON BlackRock Advantage Large Cap Value Portfolio	8.0
5.	DFA International Core Equity Portfolio Institutional	6.1
6.	ON Federated Core Plus Bond Portfolio	6.0
7.	DFA Emerging Markets Portfolio Institutional	4.0
8.	Western Asset Core Plus Bond IS	4.0
9.	PIMCO Total Return Institutional	4.0
10.	ON BlackRock Advantage Large Cap Core Portfolio	4.0

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio
Schedule of Investments in Unaffiliated Issuers	June 30, 2022 (Unaudited)
Open-End Mutual Funds–23.6%	Shares	Value
DFA Emerging Markets Portfolio Institutional	2,286,593	$ 61,006,303
DFA International Core Equity Portfolio Institutional	7,048,630	91,843,646
PIMCO Low Duration Institutional	2,435,921	22,702,783
PIMCO Total Return Institutional	6,731,842	60,586,574
Vanguard International Growth Fund Admiral Class	634,401	60,445,759
Western Asset Core Plus Bond IS	6,135,301	60,616,778
Total Open-End Mutual Funds		$ 357,201,843
Total Investments in Securities of Unaffiliated Issuers – 23.6% (Cost $391,925,147)		$ 357,201,843
Total Investments in Affiliates – 76.4% (Cost $1,121,580,608) (see schedule below)		1,156,025,136
Liabilities in Excess of Other Assets – 0.0%		(520,034)
Net Assets – 100.0%		$1,512,706,945

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	June 30, 2022 (Unaudited)

Affiliate		Value at January 1, 2022	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Shares at June 30, 2022	Value at June 30, 2022
Open-End Mutual Funds – 76.4%
Fidelity Advisor® Real Estate I	(a)	$ 19,776,234	$ 779,610	$ 1,600,512	$ 294,272	$ (4,138,164)	737,863	$ 15,111,440
ON AB Mid Cap Core Portfolio	(a)	19,776,234	824,980	212,816	52,488	(5,329,446)	330,016	15,111,440
ON AB Relative Value Portfolio	(a)	39,552,467	16,479,178	3,995,211	137,363	(6,839,478)	4,916,954	45,334,319
ON AB Small Cap Portfolio	(a)	39,552,467	2,946,030	198,052	51,603	(12,129,169)	1,007,429	30,222,879
ON BlackRock Advantage International Equity Portfolio	(a)	177,986,103	957,652	9,549,441	917,201	(34,308,558)	9,139,984	136,002,957
ON BlackRock Advantage Large Cap Core Portfolio	(a)	79,104,935	540,209	3,292,531	1,272,204	(17,179,058)	1,700,303	60,445,759
ON BlackRock Advantage Large Cap Growth Portfolio	(a)	39,552,467	1,697,444	8,545,590	2,558,722	(12,595,883)	942,893	22,667,160
ON BlackRock Advantage Large Cap Value Portfolio	(a)	158,209,869	4,310	17,414,021	4,768,607	(24,677,248)	5,926,055	120,891,517
ON BlackRock Advantage Small Cap Growth Portfolio	(a)	59,328,701	4,004,229	480,326	96,127	(17,614,412)	1,679,671	45,334,319
ON Bond Portfolio	(a)	69,216,818	2,548,383	9,335,243	90,008	(9,629,927)	3,094,795	52,890,039
ON Federated Core Plus Bond Portfolio	(a)	118,657,402	2,717,820	18,901,530	(999,059)	(10,805,995)	9,812,623	90,668,638
ON Federated High Income Bond Portfolio	(a)	39,552,467	205,310	4,423,960	352,226	(5,463,164)	1,622,269	30,222,879
ON Janus Henderson Forty Portfolio	(a)	39,552,467	3,673,360	8,120,401	2,672,282	(15,110,548)	953,604	22,667,160
ON Nasdaq-100® Index Portfolio	(a)	59,328,701	4,291,559	578,699	180,368	(17,887,610)	2,245,385	45,334,319
ON S&P 500® Index Portfolio	(a)	355,972,206	2,422,147	17,484,285	5,868,803	(74,772,957)	7,369,437	272,005,914
ON S&P MidCap 400® Index Portfolio	(a)	197,762,337	3,345,583	12,916,285	3,892,514	(40,969,752)	7,178,831	151,114,397
Total Open-End Mutual Funds					$22,205,729	$(309,451,369)		$1,156,025,136

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2022.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited)
Objective/Strategy
The ON Growth Model Portfolio is a fund of funds that seeks growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.
Performance as of June 30, 2022
Average Annual returns
One year	-17.24%
Five years	5.80%
Since inception (3/1/17)	6.13%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in the Portfolio’s shares is obtained either through an allocation to the Portfolio as an investment vehicle within variable life insurance policies or annuity contracts.  Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is estimated to be 1.03% per the Fund’s prospectus dated April 29, 2022. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2022 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus.  The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.14% through April 30, 2023.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2022, the Portfolio returned -21.07% versus -19.03% for its benchmark, the Morningstar® Aggressive Target Risk Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.   During the first half of the year, equity markets declined substantially. Domestic indices generally underperformed international and emerging market indices. Within the domestic market, value stocks outperformed growth stocks by a wide margin, although both value and growth indices were negative for the period. The Portfolio’s exposure to international and emerging market funds enhanced relative performance, while its exposure to growth funds detracted from relative performance.
Fixed income markets also registered negative returns during the first half of 2022. The Federal Reserve has raised the Fed Funds rate aggressively in 2022 in an attempt to curb inflation, and has indicated that it will continue to raise the Fed Funds rate until inflation is under control. Interest rates increased across the entire yield curve, but short-term interest rates increased at a faster rate. Even so, shorter duration bonds outperformed longer duration bonds during the period. The yield curve has become inverted between the 2 year and 10 year Treasury rate, which can be a harbinger of a recession. Credit spreads widened during the period, and lower quality bonds generally underperformed higher quality bonds. The Portfolio’s exposure to shorter duration bond funds enhanced relative performance, while its exposure to funds with credit exposure detracted from relative performance. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.   The Portfolio invests in affiliated and unaffiliated mutual funds, comprised mostly of equity funds, but also a small amount of fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the exposure to value funds, international funds, and emerging market funds benefited relative performance. The exposure to growth funds detracted from performance. On the fixed income side, the overweight allocation to funds with credit exposure detracted from relative performance. (1)
Q.  Which securities contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.   The top three performing funds in the Portfolio were PIMCO Total Return Institutional, ON AB Relative Value Portfolio, and ON Federated High Income Bond Portfolio. PIMCO Total Return Institutional and the ON Federated High Income Bond Portfolio benefited from exposure to shorter duration bonds, while the ON AB Relative Value Portfolio benefited from its exposure to value stocks. The top three funds that detracted from performance were ON Janus Henderson Forty Portfolio, Vanguard International Growth Fund Admiral Class, and ON AB Small Cap Portfolio. Each of these funds detracted from performance due to exposure to growth stocks. (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?
A.  The asset allocation team was disbanded after the departure of Tara York. The ON Model Portfolios are now being managed by Gary Rodmaker, who was previously the leader of the asset allocation team. There were no changes to the investment strategy or selection process during the period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2022.

(continued)

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Aggressive Target Risk Index exposure is set at 95%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2022
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0

Top 10 Portfolio Holdings as of June 30, 2022
		% of Net Assets
1.	ON S&P 500® Index Portfolio	18.0
2.	ON BlackRock Advantage International Equity Portfolio	12.0
3.	ON S&P MidCap 400® Index Portfolio	11.5
4.	ON BlackRock Advantage Large Cap Value Portfolio	8.0
5.	DFA International Core Equity Portfolio Institutional	7.1
6.	ON BlackRock Advantage Large Cap Core Portfolio	6.0
7.	DFA Emerging Markets Portfolio Institutional	5.0
8.	Vanguard International Growth Fund Admiral Class	5.0
9.	ON BlackRock Advantage Small Cap Growth Portfolio	4.5
10.	ON AB Small Cap Portfolio	4.0

Ohio National Fund, Inc.	ON Growth Model Portfolio
Schedule of Investments in Unaffiliated Issuers	June 30, 2022 (Unaudited)
Open-End Mutual Funds–20.1%	Shares	Value
DFA Emerging Markets Portfolio Institutional	635,851	$ 16,964,488
DFA International Core Equity Portfolio Institutional	1,829,562	23,839,196
PIMCO Total Return Institutional	374,413	3,369,719
Vanguard International Growth Fund Admiral Class	176,421	16,809,426
Western Asset Core Plus Bond IS	682,472	6,742,819
Total Open-End Mutual Funds		$ 67,725,648
Total Investments in Securities of Unaffiliated Issuers – 20.1% (Cost $75,087,931)		$ 67,725,648
Total Investments in Affiliates – 79.9% (Cost $263,093,626) (see schedule below)		268,950,812
Liabilities in Excess of Other Assets – 0.0%		(135,991)
Net Assets – 100.0%		$336,540,469

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	June 30, 2022 (Unaudited)

Affiliate		Value at January 1, 2022	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Shares at June 30, 2022	Value at June 30, 2022
Open-End Mutual Funds – 79.9%
Fidelity Advisor® Real Estate I	(a)	$ 4,483,285	$ 132,608	$ 386,270	$ 67,222	$ (934,960)	164,155	$ 3,361,885
ON AB Mid Cap Core Portfolio	(a)	4,483,285	114,403	37,525	9,233	(1,207,511)	73,420	3,361,885
ON AB Relative Value Portfolio	(a)	13,449,855	3,617,487	1,615,094	28,086	(2,032,793)	1,458,518	13,447,541
ON AB Small Cap Portfolio	(a)	17,933,140	1,102,068	104,327	19,190	(5,502,530)	448,251	13,447,541
ON BlackRock Advantage International Equity Portfolio	(a)	53,799,420	273,501	3,648,482	270,501	(10,352,318)	2,711,198	40,342,622
ON BlackRock Advantage Large Cap Core Portfolio	(a)	26,899,710	31,565	1,355,818	496,223	(5,900,369)	567,407	20,171,311
ON BlackRock Advantage Large Cap Growth Portfolio	(a)	8,966,570	425,254	55,880	17,352	(2,629,526)	279,691	6,723,770
ON BlackRock Advantage Large Cap Value Portfolio	(a)	35,866,280	—	4,464,143	1,168,590	(5,675,646)	1,318,386	26,895,081
ON BlackRock Advantage Small Cap Growth Portfolio	(a)	20,174,782	1,060,984	133,609	26,036	(5,999,710)	560,522	15,128,483
ON Bond Portfolio	(a)	4,483,285	172,011	675,993	21,303	(638,721)	196,716	3,361,885
ON Federated High Income Bond Portfolio	(a)	4,483,285	27,774	573,133	19,318	(595,359)	180,455	3,361,885
ON Janus Henderson Forty Portfolio	(a)	13,449,855	1,000,324	3,702,352	1,216,646	(5,240,703)	282,868	6,723,770
ON Nasdaq-100® Index Portfolio	(a)	17,933,140	1,022,440	150,779	43,442	(5,400,702)	666,050	13,447,541
ON S&P 500® Index Portfolio	(a)	80,699,130	65,929	4,634,576	1,464,773	(17,081,323)	1,639,500	60,513,933
ON S&P MidCap 400® Index Portfolio	(a)	51,557,777	186,135	3,412,390	1,012,383	(10,682,226)	1,836,659	38,661,679
Total Open-End Mutual Funds					$5,880,298	$(79,874,397)		$268,950,812

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2022.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Assets and Liabilities	June 30, 2022 (Unaudited)
	ON Bond Portfolio	ON BlackRock Balanced Allocation Portfolio	ON BlackRock Advantage International Equity Portfolio	ON Janus Henderson Forty Portfolio	ON AB Small Cap Portfolio	ON AB Mid Cap Core Portfolio	ON S&P 500® Index Portfolio	ON BlackRock Advantage Large Cap Value Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$218,037,595	$431,351,395	$386,917,268	$78,081,344	$118,618,644	$75,866,314	$1,005,441,597	$250,050,329
Cash	—	14,603	37,078	—	608	—	—	2,430
Cash subject to usage restrictions	—	273,000	456,981	—	—	13,500	445,252	242,550
Foreign currencies, at value	—	—	316,125	—	—	—	—	435,284
Receivable for securities sold	—	3,329,540	11,166,016	880,623	674,602	174,273	—	3,984,537
Receivable for fund shares sold	75,227	1,587,885	1,714,790	3,026,373	1,374,799	1,348,388	5,756,548	662,859
Dividends and accrued interest receivable	2,174,040	1,368,869	503,864	31,045	78,150	70,439	793,821	262,492
Foreign tax reclaim receivable	—	—	1,585,646	4,261	—	2,335	—	121,522
Prepaid expenses and other assets	2,879	5,765	5,332	1,308	1,693	1,081	15,732	3,540
Total assets	220,289,741	437,931,057	402,703,100	82,024,954	120,748,496	77,476,330	1,012,452,950	255,765,543
Liabilities:
Cash overdraft	—	—	—	—	—	99,313	79,877	—
Payable for securities purchased	—	3,681,118	11,400,987	—	903,499	551,257	—	3,347,565
Payable for fund shares redeemed	5,566,857	150,257	1,047,155	16,896	17,946	18,488	895,548	754,029
Payable for investment management services	100,616	180,710	236,834	49,681	73,626	46,202	289,746	143,492
Payable for variation margin on futures contracts	—	41,275	39,308	—	—	1,080	80,424	33,338
Accrued custody expense	1,199	6,557	76,571	3,571	5,760	6,104	12,789	6,054
Accrued professional fees	9,173	9,297	9,307	9,613	9,191	9,028	10,058	9,443
Accrued accounting fees	7,969	15,355	28,632	3,125	4,877	4,358	25,055	7,179
Accrued printing and filing fees	1,281	915	725	1,151	1,098	1,309	965	877
Other liabilities	10,529	9,937	20,321	9,815	10,277	10,316	11,453	10,980
Withholding tax payable	—	—	53,230	—	—	137	1,054	61
Total liabilities	5,697,624	4,095,421	12,913,070	93,852	1,026,274	747,592	1,406,969	4,313,018
Net assets	$214,592,117	$433,835,636	$389,790,030	$81,931,102	$119,722,222	$76,728,738	$1,011,045,981	$251,452,525
Net assets consist of:
Paid in capital	227,296,333	371,771,591	401,004,043	15,312,742	79,229,232	57,596,338	556,325,035	207,073,612
Total distributable earnings	(12,704,216)	62,064,045	(11,214,013)	66,618,360	40,492,990	19,132,400	454,720,946	44,378,913
Net assets	$214,592,117	$433,835,636	$389,790,030	$81,931,102	$119,722,222	$76,728,738	$1,011,045,981	$251,452,525
*Investments in securities of unaffiliated issuers, at cost	$242,622,323	$468,242,042	$442,089,529	$76,647,271	$148,278,012	$93,736,470	$ 721,547,005	$273,852,550
Foreign currencies, at cost	$ —	$ —	$ 316,274	$ —	$ —	$ —	$ —	$ 463,792
Shares outstanding, par value, $1 per share	12,556,707	12,606,901	26,190,207	3,446,523	3,990,294	1,675,538	27,392,543	12,327,065
Authorized Fund shares allocated to Portfolio	22,000,000	22,000,000	50,000,000	9,000,000	7,000,000	4,000,000	50,000,000	26,000,000
Net asset value per share	$ 17.09	$ 34.41	$ 14.88	$ 23.77	$ 30.00	$ 45.79	$ 36.91	$ 20.40
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Assets and Liabilities	June 30, 2022 (Unaudited)
	ON Federated High Income Bond Portfolio	ON Nasdaq-100® Index Portfolio	ON BlackRock Advantage Large Cap Core Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio	ON S&P MidCap 400® Index Portfolio	ON BlackRock Advantage Large Cap Growth Portfolio	ON Risk Managed Balanced Portfolio	ON Federated Core Plus Bond Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$130,764,858	$243,548,349	$325,305,655	$138,363,421	$325,061,347	$47,470,721	$1,264,295,248	$577,026,349
Cash	—	2,536	2,989	3,385	7	966	601,515	47
Cash subject to usage restrictions	—	37,377	273,000	605,000	77,876	45,000	—	—
Foreign currencies, at value	—	—	—	—	—	—	—	7
Receivable for securities sold	—	—	4,452,932	—	—	955,611	8,966,314	—
Receivable for fund shares sold	111,985	4,450,114	3,816,593	3,517,650	6,295,166	1,074,812	59,606	28,359
Receivable for variation margin on futures contracts	—	—	—	—	—	—	5,470,987	90,781
Dividends and accrued interest receivable	2,368,215	46,095	244,211	44,826	341,666	22,332	4,159,585	2,866,719
Foreign tax reclaim receivable	—	—	—	—	—	—	7,178	—
Prepaid expenses and other assets	1,829	3,494	4,555	1,976	4,553	837	4,553	7,712
Total assets	133,246,887	248,087,965	334,099,935	142,536,258	331,780,615	49,570,279	1,283,564,986	580,019,974
Liabilities:
Payable for securities purchased	—	—	3,654,372	—	—	967,316	50,401,855	—
Payable for fund shares redeemed	850,304	135,424	182,890	58,947	46,179	1,081	1,782,494	12,454,755
Payable for investment management services	83,314	77,071	177,994	90,313	100,379	26,666	814,947	243,530
Payable for variation margin on futures contracts	—	29,070	41,275	73,700	28,860	9,690	—	—
Accrued custody expense	1,111	4,485	5,849	3,504	10,581	3,678	9,666	5,774
Accrued professional fees	9,027	9,578	9,267	9,231	9,315	9,248	9,834	13,596
Accrued accounting fees	13,106	6,667	8,648	5,651	9,795	2,579	18,960	25,741
Accrued printing and filing fees	1,648	735	703	1,129	707	1,265	1,117	795
Other liabilities	10,554	10,035	10,619	10,000	10,508	9,672	10,688	10,622
Withholding tax payable	—	761	—	—	—	—	561	—
Total liabilities	969,064	273,826	4,091,617	252,475	216,324	1,031,195	53,050,122	12,754,813
Net assets	$132,277,823	$247,814,139	$330,008,318	$142,283,783	$331,564,291	$48,539,084	$1,230,514,864	$567,265,161
Net assets consist of:
Paid in capital	151,371,370	98,235,198	248,899,239	135,234,109	248,202,490	19,507,278	1,202,017,192	633,760,813
Total distributable earnings	(19,093,547)	149,578,941	81,109,079	7,049,674	83,361,801	29,031,806	28,497,672	(66,495,652)
Net assets	$132,277,823	$247,814,139	$330,008,318	$142,283,783	$331,564,291	$48,539,084	$1,230,514,864	$567,265,161
*Investments in securities of unaffiliated issuers, at cost	$152,935,333	$179,926,178	$346,348,006	$176,403,907	$301,151,572	$53,296,292	$1,287,607,592	$634,660,894
Foreign currencies, at cost	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 7
Shares outstanding, par value, $1 per share	7,102,152	12,274,966	9,283,222	5,271,276	15,751,156	2,019,362	90,011,053	61,380,949
Authorized Fund shares allocated to Portfolio	13,000,000	22,000,000	17,000,000	8,000,000	31,000,000	42,000,000	170,000,000	115,000,000
Net asset value per share	$ 18.63	$ 20.19	$ 35.55	$ 26.99	$ 21.05	$ 24.04	$ 13.67	$ 9.24
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Assets and Liabilities	June 30, 2022 (Unaudited)
	ON Janus Henderson U.S. Low Volatility Portfolio	ON iShares Managed Risk Balanced Portfolio	ON AB Relative Value Portfolio	ON Moderately Conservative Model Portfolio	ON Balanced Model Portfolio	ON Moderate Growth Model Portfolio	ON Growth Model Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$781,564,181	$324,177,881	$86,978,949	$ 86,137,506	$277,644,731	$ 357,201,843	$ 67,725,648
Investments in affiliates, at value**	—	—	—	143,092,836	561,363,721	1,156,025,136	268,950,812
Cash	—	—	—	4,611	4,655	4,696	4,577
Cash subject to usage restrictions	—	3,529,236	—	—	—	—	—
Foreign currencies, at value	—	5,751,931	—	—	—	—	—
Receivable for securities sold	—	3,451,516	603,131	3,684,114	12,276,630	15,621,910	1,890,600
Receivable for fund shares sold	27,167	114,538	378,184	209	6,600	700	2,769
Dividends and accrued interest receivable	311,985	15,482	74,928	282,727	1,158,068	2,096,861	491,629
Foreign tax reclaim receivable	—	—	9,599	—	—	—	—
Prepaid expenses and other assets	11,710	4,302	1,406	2,964	13,019	23,936	4,686
Total assets	781,915,043	337,044,886	88,046,197	233,204,967	852,467,424	1,530,975,082	339,070,721
Liabilities:
Cash overdraft	—	248,650	—	—	—	—	—
Payable for securities purchased	—	—	1,662,108	3,950,216	13,250,140	16,767,729	2,326,000
Payable for fund shares redeemed	643,605	143,878	147,112	21,446	195,813	956,438	62,958
Payable for investment management services	381,979	163,281	47,431	80,551	318,055	514,110	114,861
Payable for variation margin on futures contracts	—	250,923	—	—	—	—	—
Accrued custody expense	3,650	3,745	1,679	2,605	2,850	2,815	2,558
Accrued professional fees	8,860	8,422	7,224	4,296	9,242	9,926	8,441
Accrued accounting fees	17,685	4,213	2,251	3,852	3,860	3,860	3,852
Accrued printing and filing fees	864	892	599	897	902	1,161	708
Other liabilities	10,096	9,573	10,522	10,752	11,387	12,098	10,874
Total liabilities	1,066,739	833,577	1,878,926	4,074,615	13,792,249	18,268,137	2,530,252
Net assets	$780,848,304	$336,211,309	$86,167,271	$229,130,352	$838,675,175	$1,512,706,945	$336,540,469
Net assets consist of:
Paid in capital	771,378,582	386,302,211	94,957,117	224,346,197	774,296,551	1,359,445,710	293,115,664
Total distributable earnings	9,469,722	(50,090,902)	(8,789,846)	4,784,155	64,378,624	153,261,235	43,424,805
Net assets	$780,848,304	$336,211,309	$86,167,271	$229,130,352	$838,675,175	$1,512,706,945	$336,540,469
*Investments in securities of unaffiliated issuers, at cost	$813,125,915	$369,257,006	$96,531,423	$ 96,810,836	$307,587,713	$ 391,925,147	$ 75,087,931
**Investments in affiliates, at cost	$ —	$ —	$ —	$142,957,690	$543,899,743	$1,121,580,608	$263,093,626
Foreign currencies, at cost	$ —	$ 5,915,172	$ —	$ —	$ —	$ —	$ —
Shares outstanding, par value, $1 per share	78,143,232	38,560,710	9,350,104	20,327,783	71,216,725	122,837,043	25,897,689
Authorized Fund shares allocated to Portfolio	155,000,000	133,000,000	50,000,000	36,000,000	120,000,000	210,000,000	43,000,000
Net asset value per share	$ 9.99	$ 8.72	$ 9.22	$ 11.27	$ 11.78	$ 12.31	$ 13.00
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Operations	For the Six-Month Period Ended June 30, 2022 (Unaudited)
	ON Bond Portfolio	ON BlackRock Balanced Allocation Portfolio	ON BlackRock Advantage International Equity Portfolio	ON Janus Henderson Forty Portfolio	ON AB Small Cap Portfolio	ON AB Mid Cap Core Portfolio	ON S&P 500® Index Portfolio	ON BlackRock Advantage Large Cap Value Portfolio
Investment income:
Interest	$ 4,294,005	$ 2,116,125	$ 746	$ 363	$ —	$ 8	$ 950	$ 116
Dividends from unaffiliated issuers, net of taxes withheld*	13,442	2,686,592	9,472,999	304,518	480,353	570,900	8,915,495	3,113,606
Total investment income	4,307,447	4,802,717	9,473,745	304,881	480,353	570,908	8,916,445	3,113,722
Expenses:
Management fees	658,523	1,189,323	1,579,832	388,922	502,030	313,699	1,952,566	970,980
Custodian fees	3,611	19,508	215,142	11,338	16,205	17,774	40,207	18,234
Directors' fees	10,184	20,750	18,951	5,167	6,106	3,867	50,112	12,444
Professional fees	11,734	13,969	13,647	10,922	10,813	10,218	20,584	12,465
Accounting fees	24,461	46,812	78,811	9,538	14,765	13,208	76,736	21,676
Administration fees	13,492	15,392	37,490	10,986	12,182	12,166	16,357	13,009
Printing and filing fees	6,052	7,878	6,049	4,419	4,296	4,270	9,871	5,253
Compliance expense	4,848	4,848	4,848	4,848	4,848	4,848	4,848	4,848
Other	3,256	7,808	8,531	2,434	2,426	1,509	18,447	5,540
Total expenses	736,161	1,326,288	1,963,301	448,574	573,671	381,559	2,189,728	1,064,449
Net investment income (loss)	3,571,286	3,476,429	7,510,444	(143,693)	(93,318)	189,349	6,726,717	2,049,273
Realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	(240,363)	6,126,054	(20,883,263)	6,193,879	(6,471,344)	(1,422,653)	35,628,007	6,433,358
Futures contracts	—	(912,512)	(1,491,598)	—	—	(35,945)	(1,507,866)	(634,655)
Foreign currency related transactions	—	1	(157,690)	(626)	—	—	—	8
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	(41,179,483)	(110,776,229)	(79,913,684)	(51,580,240)	(43,439,480)	(26,222,321)	(297,679,988)	(49,056,476)
Futures contracts	—	(156,382)	(144,894)	—	—	(1,082)	(156,380)	(106,204)
Foreign currency related transactions	—	—	(116,160)	(368)	—	(202)	—	(55,630)
Net realized/unrealized loss on investments, futures contracts, and foreign currency related transactions	(41,419,846)	(105,719,068)	(102,707,289)	(45,387,355)	(49,910,824)	(27,682,203)	(263,716,227)	(43,419,599)
Change in net assets from operations	$(37,848,560)	$(102,242,639)	$ (95,196,845)	$(45,531,048)	$(50,004,142)	$(27,492,854)	$(256,989,510)	$(41,370,326)
*Taxes withheld	$ —	$ 200	$ 990,442	$ 5,938	$ 426	$ 565	$ 2,140	$ 311
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Operations	For the Six-Month Period Ended June 30, 2022 (Unaudited)
	ON Federated High Income Bond Portfolio	ON Nasdaq-100® Index Portfolio	ON BlackRock Advantage Large Cap Core Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio	ON S&P MidCap 400® Index Portfolio	ON BlackRock Advantage Large Cap Growth Portfolio	ON Risk Managed Balanced Portfolio	ON Federated Core Plus Bond Portfolio
Investment income:
Interest	$ 4,321,258	$ 452	$ 5	$ 4	$ 462	$ —	$ 3,467,449	$ 6,802,493
Dividends from unaffiliated issuers, net of taxes withheld*	5,912	1,205,171	2,913,012	559,187	2,960,879	283,025	2,179,609	1,369,751
Total investment income	4,327,170	1,205,623	2,913,017	559,191	2,961,341	283,025	5,647,058	8,172,244
Expenses:
Management fees	550,660	530,031	1,210,470	616,411	674,887	209,213	2,404,227	1,595,699
Custodian fees	2,781	9,663	17,245	9,686	34,587	10,866	22,297	17,997
Directors' fees	6,389	13,184	16,526	7,156	16,533	3,016	16,541	26,559
Professional fees	10,791	12,531	13,004	11,052	13,062	10,196	16,154	15,844
Accounting fees	40,177	20,425	26,570	17,074	29,819	7,991	57,984	82,323
Administration fees	12,914	11,724	13,696	11,551	12,517	10,506	18,272	16,536
Printing and filing fees	5,933	5,260	5,499	4,645	5,896	3,902	7,182	8,365
Compliance expense	4,848	4,848	4,848	4,848	4,848	4,848	4,848	4,848
Other	2,038	5,106	6,075	2,869	6,159	1,337	10,244	7,429
Total expenses	636,531	612,772	1,313,933	685,292	798,308	261,875	2,557,749	1,775,600
Net investment income (loss)	3,690,639	592,851	1,599,084	(126,101)	2,163,033	21,150	3,089,309	6,396,644
Realized/unrealized gain (loss) on investments and futures contracts:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	(528,873)	6,318,687	8,473,676	(3,327,814)	11,061,255	515,644	9,744,359	(27,682,308)
Futures contracts	—	(1,076,240)	(913,454)	(785,156)	(560,905)	(247,318)	(6,111,832)	3,845,684
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	(25,373,598)	(108,771,639)	(96,755,276)	(52,260,640)	(94,254,553)	(21,424,031)	(116,310,882)	(54,417,421)
Futures contracts	—	(64,786)	(166,421)	(416,126)	(84,540)	(18,738)	1,214,669	586,382
Net realized/unrealized loss on investments and futures contracts	(25,902,471)	(103,593,978)	(89,361,475)	(56,789,736)	(83,838,743)	(21,174,443)	(111,463,686)	(77,667,663)
Change in net assets from operations	$(22,211,832)	$(103,001,127)	$(87,762,391)	$(56,915,837)	$(81,675,710)	$(21,153,293)	$(108,374,377)	$(71,271,019)
*Taxes withheld	$ —	$ 2,638	$ 212	$ 671	$ —	$ 150	$ 9,703	$ —
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Operations	For the Six-Month Period Ended June 30, 2022 (Unaudited)
	ON Janus Henderson U.S. Low Volatility Portfolio	ON iShares Managed Risk Balanced Portfolio	ON AB Relative Value Portfolio	ON Moderately Conservative Model Portfolio	ON Balanced Model Portfolio	ON Moderate Growth Model Portfolio	ON Growth Model Portfolio
Investment income:
Interest	$ —	$ 1,274	$ —	$ —	$ —	$ —	$ —
Dividends from unaffiliated issuers, net of taxes withheld*	7,022,522	3,024,288	902,057	1,081,468	3,248,946	3,957,044	674,546
Total investment income	7,022,522	3,025,562	902,057	1,081,468	3,248,946	3,957,044	674,546
Expenses:
Management fees	2,562,693	1,071,616	258,891	504,380	1,910,016	3,452,256	777,776
Custodian fees	9,781	11,104	4,459	7,679	8,393	8,393	7,598
Directors' fees	37,178	15,552	2,922	10,623	40,784	74,057	16,782
Professional fees	20,233	12,098	12,696	10,936	18,026	25,494	12,271
Accounting fees	53,471	12,519	6,359	11,527	11,547	11,547	11,527
Administration fees	13,165	10,948	11,122	9,689	12,559	15,454	10,971
Printing and filing fees	7,797	5,949	3,734	4,972	8,589	12,528	5,671
Compliance expense	4,848	4,848	4,848	4,848	4,848	4,848	4,848
Recoupment of previously reimbursed expenses	—	—	—	14,700	86,500	—	—
Other	11,892	11,193	292	3,383	13,122	23,335	5,228
Total expenses	2,721,058	1,155,827	305,323	582,737	2,114,384	3,627,912	852,672
Net investment income (loss)	4,301,464	1,869,735	596,734	498,731	1,134,562	329,132	(178,126)
Realized/unrealized gain (loss) on investments, futures contracts, foreign currency related transactions, and capital gain distributions received from underlying mutual funds:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	12,507,576	(6,416,246)	73,303	(879,770)	(2,109,659)	(7,294,447)	196,504
Investments in affiliates	—	—	—	1,734,412	10,077,536	22,205,729	5,880,298
Futures contracts	—	(2,808,612)	—	—	—	—	—
Foreign currency related transactions	—	(242,716)	—	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	(111,108,922)	(50,975,774)	(13,366,678)	(13,801,847)	(52,428,085)	(78,143,878)	(18,577,638)
Investments in affiliates	—	—	—	(30,096,371)	(137,927,115)	(309,451,369)	(79,874,397)
Futures contracts	—	(846,756)	—	—	—	—	—
Foreign currency related transactions	—	(87,476)	—	—	—	—	—
Net realized/unrealized loss on investments, futures contracts, foreign currency related transactions, and capital gain distributions received from underlying mutual funds	(98,601,346)	(61,377,580)	(13,293,375)	(43,043,576)	(182,387,323)	(372,683,965)	(92,375,233)
Change in net assets from operations	$ (94,299,882)	$(59,507,845)	$(12,696,641)	$(42,544,845)	$(181,252,761)	$(372,354,833)	$(92,553,359)
*Taxes withheld	$ —	$ —	$ 7,199	$ —	$ —	$ —	$ —
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON Bond Portfolio		ON BlackRock Balanced Allocation Portfolio		ON BlackRock Advantage International Equity Portfolio		ON Janus Henderson Forty Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30, 2022 (Unaudited)	December 31, 2021	Ended June 30, 2022 (Unaudited)	December 31, 2021	Ended June 30, 2022 (Unaudited)	December 31, 2021	Ended June 30, 2022 (Unaudited)	December 31, 2021
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ 3,571,286	$ 7,245,279	$ 3,476,429	$ 6,662,551	$ 7,510,444	$ 9,363,843	$ (143,693)	$ (627,331)
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	(240,363)	1,323,993	5,213,543	86,640,246	(22,532,551)	75,022,858	6,193,253	60,189,730
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	(41,179,483)	(12,997,451)	(110,932,611)	1,540,664	(80,174,738)	(19,502,105)	(51,580,608)	(23,114,367)
Change in net assets from operations	(37,848,560)	(4,428,179)	(102,242,639)	94,843,461	(95,196,845)	64,884,596	(45,531,048)	36,448,032
Distributions:
Distributions to shareholders	—	(8,269,842)	—	(51,715,211)	—	(6,864,821)	—	(22,460,454)
Capital transactions:
Received from shares sold	9,228,439	32,994,619	22,183,537	29,168,030	10,535,320	26,665,740	8,992,960	8,289,653
Received from dividends reinvested	—	8,269,842	—	51,715,211	—	6,864,821	—	22,460,454
Paid for shares redeemed	(34,219,938)	(46,195,857)	(37,915,327)	(105,891,073)	(33,015,681)	(88,499,287)	(23,703,679)	(106,202,973)
Change in net assets from capital transactions	(24,991,499)	(4,931,396)	(15,731,790)	(25,007,832)	(22,480,361)	(54,968,726)	(14,710,719)	(75,452,866)
Change in net assets	(62,840,059)	(17,629,417)	(117,974,429)	18,120,418	(117,677,206)	3,051,049	(60,241,767)	(61,465,288)
Net assets:
Beginning of period	277,432,176	295,061,593	551,810,065	533,689,647	507,467,236	504,416,187	142,172,869	203,638,157
End of period	$214,592,117	$277,432,176	$ 433,835,636	$ 551,810,065	$ 389,790,030	$507,467,236	$ 81,931,102	$ 142,172,869
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON AB Small Cap Portfolio		ON AB Mid Cap Core Portfolio		ON S&P 500® Index Portfolio		ON BlackRock Advantage Large Cap Value Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30, 2022 (Unaudited)	December 31, 2021	Ended June 30, 2022 (Unaudited)	December 31, 2021	Ended June 30, 2022 (Unaudited)	December 31, 2021	Ended June 30, 2022 (Unaudited)	December 31, 2021
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ (93,318)	$ (47,782)	$ 189,349	$ 321,060	$ 6,726,717	$ 13,473,248	$ 2,049,273	$ 4,273,372
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	(6,471,344)	76,999,076	(1,458,598)	38,338,872	34,120,141	127,464,857	5,798,711	71,892,256
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	(43,439,480)	(62,498,852)	(26,223,605)	(21,875,140)	(297,836,368)	178,003,338	(49,218,310)	(2,635,835)
Change in net assets from operations	(50,004,142)	14,452,442	(27,492,854)	16,784,792	(256,989,510)	318,941,443	(41,370,326)	73,529,793
Distributions:
Distributions to shareholders	—	(19,402,876)	—	(6,373,298)	—	(89,305,542)	—	(4,834,870)
Capital transactions:
Received from shares sold	9,174,729	12,452,142	4,995,874	2,999,897	43,498,875	100,967,405	3,589,587	69,417,380
Received from dividends reinvested	—	19,402,876	—	6,373,298	—	89,305,542	—	4,834,870
Paid for shares redeemed	(8,744,723)	(40,059,599)	(5,425,756)	(24,326,313)	(100,497,200)	(323,659,964)	(36,671,657)	(133,570,359)
Change in net assets from capital transactions	430,006	(8,204,581)	(429,882)	(14,953,118)	(56,998,325)	(133,387,017)	(33,082,070)	(59,318,109)
Change in net assets	(49,574,136)	(13,155,015)	(27,922,736)	(4,541,624)	(313,987,835)	96,248,884	(74,452,396)	9,376,814
Net assets:
Beginning of period	169,296,358	182,451,373	104,651,474	109,193,098	1,325,033,816	1,228,784,932	325,904,921	316,528,107
End of period	$119,722,222	$169,296,358	$ 76,728,738	$104,651,474	$1,011,045,981	$1,325,033,816	$251,452,525	$ 325,904,921
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON Federated High Income Bond Portfolio		ON Nasdaq-100® Index Portfolio		ON BlackRock Advantage Large Cap Core Portfolio		ON BlackRock Advantage Small Cap Growth Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30, 2022 (Unaudited)	December 31, 2021	Ended June 30, 2022 (Unaudited)	December 31, 2021	Ended June 30, 2022 (Unaudited)	December 31, 2021	Ended June 30, 2022 (Unaudited)	December 31, 2021
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ 3,690,639	$ 7,809,473	$ 592,851	$ 1,057,844	$ 1,599,084	$ 2,854,069	$ (126,101)	$ (681,084)
Net realized gain (loss) on investments and futures contracts	(528,873)	395,209	5,242,447	79,939,850	7,560,222	93,508,162	(4,112,970)	51,984,886
Change in unrealized appreciation/depreciation on investments and futures contracts	(25,373,598)	215,689	(108,836,425)	10,383,620	(96,921,697)	11,678,282	(52,676,766)	(41,385,911)
Change in net assets from operations	(22,211,832)	8,420,371	(103,001,127)	91,381,314	(87,762,391)	108,040,513	(56,915,837)	9,917,891
Distributions:
Distributions to shareholders	—	(8,796,067)	—	(70,926,683)	—	(41,514,387)	—	(24,631,925)
Capital transactions:
Received from shares sold	2,882,118	12,534,773	20,820,519	44,655,215	9,683,455	13,853,155	12,888,067	21,802,409
Received from dividends reinvested	—	8,796,067	—	70,926,683	—	41,514,387	—	24,631,925
Paid for shares redeemed	(18,578,334)	(26,379,122)	(26,538,007)	(162,516,446)	(29,167,121)	(103,093,056)	(9,917,690)	(45,272,916)
Change in net assets from capital transactions	(15,696,216)	(5,048,282)	(5,717,488)	(46,934,548)	(19,483,666)	(47,725,514)	2,970,377	1,161,418
Change in net assets	(37,908,048)	(5,423,978)	(108,718,615)	(26,479,917)	(107,246,057)	18,800,612	(53,945,460)	(13,552,616)
Net assets:
Beginning of period	170,185,871	175,609,849	356,532,754	383,012,671	437,254,375	418,453,763	196,229,243	209,781,859
End of period	$132,277,823	$170,185,871	$ 247,814,139	$ 356,532,754	$ 330,008,318	$ 437,254,375	$142,283,783	$196,229,243
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON S&P MidCap 400® Index Portfolio		ON BlackRock Advantage Large Cap Growth Portfolio		ON Risk Managed Balanced Portfolio		ON Federated Core Plus Bond Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30, 2022 (Unaudited)	December 31, 2021	Ended June 30, 2022 (Unaudited)	December 31, 2021	Ended June 30, 2022 (Unaudited)	December 31, 2021	Ended June 30, 2022 (Unaudited)	December 31, 2021
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ 2,163,033	$ 4,345,697	$ 21,150	$ (92,248)	$ 3,089,309	$ 2,153,197	$ 6,396,644	$ 8,936,477
Net realized gain (loss) on investments and futures contracts	10,500,350	56,712,630	268,326	34,961,398	3,632,527	48,012,120	(23,836,624)	(508,542)
Change in unrealized appreciation/depreciation on investments and futures contracts	(94,339,093)	34,882,504	(21,442,769)	(9,425,747)	(115,096,213)	12,672,602	(53,831,039)	(11,035,630)
Change in net assets from operations	(81,675,710)	95,940,831	(21,153,293)	25,443,403	(108,374,377)	62,837,919	(71,271,019)	(2,607,695)
Distributions:
Distributions to shareholders	—	(11,549,364)	—	(21,732,994)	—	(68,983,730)	—	(2,534,969)
Capital transactions:
Received from shares sold	9,963,370	29,235,131	3,576,735	2,965,665	944,408,910	38,341,268	28,869,735	544,419,024
Received from dividends reinvested	—	11,549,364	—	21,732,994	—	68,983,730	—	2,534,969
Paid for shares redeemed	(34,276,206)	(115,866,274)	(15,344,535)	(63,791,521)	(52,478,508)	(98,038,236)	(106,823,629)	(65,192,656)
Change in net assets from capital transactions	(24,312,836)	(75,081,779)	(11,767,800)	(39,092,862)	891,930,402	9,286,762	(77,953,894)	481,761,337
Change in net assets	(105,988,546)	9,309,688	(32,921,093)	(35,382,453)	783,556,025	3,140,951	(149,224,913)	476,618,673
Net assets:
Beginning of period	437,552,837	428,243,149	81,460,177	116,842,630	446,958,839	443,817,888	716,490,074	239,871,401
End of period	$ 331,564,291	$ 437,552,837	$ 48,539,084	$ 81,460,177	$1,230,514,864	$446,958,839	$ 567,265,161	$716,490,074
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON Janus Henderson U.S. Low Volatility Portfolio		ON iShares Managed Risk Balanced Portfolio		ON AB Relative Value Portfolio		ON Moderately Conservative Model Portfolio
	Six-Month Period	Period from June 25, 2021 (inception) to	Six-Month Period	Period from June 25, 2021 (inception) to	Six-Month Period	Period from December 2, 2021 (inception) to	Six-Month Period	Year Ended
	Ended June 30, 2022 (Unaudited)	December 31, 2021	Ended June 30, 2022 (Unaudited)	December 31, 2021	Ended June 30, 2022 (Unaudited)	December 31, 2021	Ended June 30, 2022 (Unaudited)	December 31, 2021
Increase (Decrease) in net assets:
Operations:
Net investment income	$ 4,301,464	$ 4,437,604	$ 1,869,735	$ 2,599,006	$ 596,734	$ 22,424	$ 498,731	$ 3,783,470
Net realized gain (loss) on investments, futures contracts, foreign currency related transactions, and capital gain distributions received from underlying mutual funds	12,507,576	19,784,812	(9,467,574)	668,234	73,303	70,167	854,642	18,920,001
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	(111,108,922)	79,547,188	(51,910,006)	6,149,703	(13,366,678)	3,814,204	(43,898,218)	(506,059)
Change in net assets from operations	(94,299,882)	103,769,604	(59,507,845)	9,416,943	(12,696,641)	3,906,795	(42,544,845)	22,197,412
Distributions:
Distributions to shareholders	—	—	—	—	—	—	—	(7,363,545)
Capital transactions:
Received from shares sold	5,711,716	9,586,656	11,763,923	437,083,431	29,767,729	76,337,586	12,947,673	15,673,436
Received from in-kind transfer (see Note 3 of Notes to Financial Statements)	—	983,714,079	—	—	—	—	—	—
Received from dividends reinvested	—	—	—	—	—	—	—	7,363,545
Paid for shares redeemed	(114,123,629)	(113,510,240)	(28,032,684)	(34,512,459)	(8,547,923)	(2,600,275)	(22,885,534)	(59,739,637)
Change in net assets from capital transactions	(108,411,913)	879,790,495	(16,268,761)	402,570,972	21,219,806	73,737,311	(9,937,861)	(36,702,656)
Change in net assets	(202,711,795)	983,560,099	(75,776,606)	411,987,915	8,523,165	77,644,106	(52,482,706)	(21,868,789)
Net assets:
Beginning of period	983,560,099	—	411,987,915	—	77,644,106	—	281,613,058	303,481,847
End of period	$ 780,848,304	$ 983,560,099	$336,211,309	$411,987,915	$ 86,167,271	$77,644,106	$229,130,352	$281,613,058
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON Balanced Model Portfolio		ON Moderate Growth Model Portfolio		ON Growth Model Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30, 2022 (Unaudited)	December 31, 2021	Ended June 30, 2022 (Unaudited)	December 31, 2021	Ended June 30, 2022 (Unaudited)	December 31, 2021
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ 1,134,562	$ 12,794,426	$ 329,132	$ 19,494,611	$ (178,126)	$ 3,524,848
Net realized gain on investments and capital gain distributions received from underlying mutual funds	7,967,877	97,084,171	14,911,282	230,571,672	6,076,802	64,402,129
Change in unrealized appreciation/depreciation on investments	(190,355,200)	7,337,016	(387,595,247)	26,359,312	(98,452,035)	4,869,139
Change in net assets from operations	(181,252,761)	117,215,613	(372,354,833)	276,425,595	(92,553,359)	72,796,116
Distributions:
Distributions to shareholders	—	(21,389,350)	—	(24,866,116)	—	(5,099,763)
Capital transactions:
Received from shares sold	11,395,571	22,314,492	23,808,279	27,130,316	2,390,453	5,488,152
Received from dividends reinvested	—	21,389,350	—	24,866,116	—	5,099,763
Paid for shares redeemed	(83,991,698)	(174,831,433)	(116,070,924)	(313,641,966)	(21,483,600)	(73,160,937)
Change in net assets from capital transactions	(72,596,127)	(131,127,591)	(92,262,645)	(261,645,534)	(19,093,147)	(62,573,022)
Change in net assets	(253,848,888)	(35,301,328)	(464,617,478)	(10,086,055)	(111,646,506)	5,123,331
Net assets:
Beginning of period	1,092,524,063	1,127,825,391	1,977,324,423	1,987,410,478	448,186,975	443,063,644
End of period	$ 838,675,175	$1,092,524,063	$1,512,706,945	$1,977,324,423	$ 336,540,469	$448,186,975
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year or period	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year or period (millions)	Portfolio turnover rate
ON Bond Portfolio
Six-Month Period Ended June 30, 2022+	$19.88	0.34	(3.13)	(2.79)	—	$17.09	(14.03)%*	0.60%**	2.93%**	0.60%**	$214.6	5%*
Year Ended December 31, 2021	$20.79	0.54	(0.85)	(0.31)	(0.60)	$19.88	(1.52)%	0.59%	2.56%	0.59%	$277.4	13%
Year Ended December 31, 2020	$19.10	0.55	1.28	1.83	(0.14)	$20.79	9.59%	0.60%	2.72%	0.60%	$295.1	69%
Year Ended December 31, 2019	$17.02	0.55	1.96	2.51	(0.43)	$19.10	14.73%	0.60%	3.19%	0.60%	$290.5	60%
Year Ended December 31, 2018	$17.56	0.64	(1.18)	(0.54)	—	$17.02	(3.08)%	0.59%	3.27%	0.59%	$257.7	40%
ON BlackRock Balanced Allocation Portfolio
Six-Month Period Ended June 30, 2022+	$42.43	0.29	(8.31)	(8.02)	—	$34.41	(18.90)%*	0.55%**	1.44%**	0.55%**	$433.8	41%*
Year Ended December 31, 2021	$39.40	0.58	6.66	7.24	(4.21)	$42.43	19.06%	0.54%	1.22%	0.54%	$551.8	105%
Year Ended December 31, 2020	$34.30	0.60	4.75	5.35	(0.25)	$39.40	15.65%	0.55%	1.57%	0.55%	$533.7	121%
Year Ended December 31, 2019	$27.85	0.26	7.85	8.11	(1.66)	$34.30	29.29%	0.59%	1.77%	0.59%	$545.2	97% (a)
Year Ended December 31, 2018	$32.60	0.40	(5.15)	(4.75)	—	$27.85	(14.57)%	0.77%	1.16%	0.77%	$ 53.6	225%
ON BlackRock Advantage International Equity Portfolio
Six-Month Period Ended June 30, 2022+	$18.44	0.31	(3.87)	(3.56)	—	$14.88	(19.31)%*	0.88%**	3.37%**	0.88%**	$389.8	67%*
Year Ended December 31, 2021	$16.47	0.36	1.86	2.22	(0.25)	$18.44	13.49%	0.89%	1.84%	0.89%	$507.5	196%
Year Ended December 31, 2020	$15.52	0.20	0.83	1.03	(0.08)	$16.47	6.74%	0.91%	1.40%	0.91%	$504.4	238%
Year Ended December 31, 2019	$13.07	0.34	2.37	2.71	(0.26)	$15.52	20.72%	0.87%	2.15%	0.87%	$474.2	105% (b)
Year Ended December 31, 2018	$15.08	0.23	(2.24)	(2.01)	—	$13.07	(13.33)%	0.86%	1.93%	0.86%	$518.8	44%
ON Janus Henderson Forty Portfolio
Six-Month Period Ended June 30, 2022+	$36.43	(0.05)	(12.61)	(12.66)	—	$23.77	(34.75)%*	0.83%**	(0.27)%**	0.83%**	$ 81.9	21%*
Year Ended December 31, 2021	$35.13	(0.17)	7.07	6.90	(5.60)	$36.43	19.70%	0.78%	(0.33)%	0.78%	$142.2	31%
Year Ended December 31, 2020	$26.06	(0.08)	9.87	9.79	(0.72)	$35.13	37.87%	0.79%	(0.24)%	0.79%	$203.6	36%
Year Ended December 31, 2019	$20.97	(—) (c)	7.25	7.25	(2.16)	$26.06	34.89%	0.81%	(—)% (c)	0.81%	$196.9	53%
Year Ended December 31, 2018	$19.93	(0.03)	1.07	1.04	—	$20.97	5.22%	0.87%	(0.15)%	0.87%	$149.3	48%

+	Unaudited
*	Not annualized
**	Annualized
(a)	The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolio’s holdings subsequent to the August 23, 2019 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 261%. Effective February 1, 2019, the sub-adviser for the equity portion of the ON BlackRock Balanced Allocation Portfolio changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC.
(b)	Effective December 7, 2019, the sub-adviser to the ON BlackRock Advantage International Equity Portfolio changed from Lazard Asset Management LLC to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in sub-advisers contributed to a higher portfolio turnover rate for the year ended December 31, 2019 as compared to prior years.
(c)	The absolute value of per share or ratio data is less than $0.005 per share, or 0.005%, respectively.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year or period	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year or period (millions)	Portfolio turnover rate
ON AB Small Cap Portfolio
Six-Month Period Ended June 30, 2022+	$42.63	(0.02)	(12.61)	(12.63)	—	$30.00	(29.63)%*	0.83%**	(0.14)%**	0.83%**	$ 119.7	29%*
Year Ended December 31, 2021	$44.52	(0.01)	3.43	3.42	(5.31)	$42.63	8.17%	0.85%	(0.03)%	0.85%	$ 169.3	136% (a)
Year Ended December 31, 2020	$33.89	(0.22)	11.55	11.33	(0.70)	$44.52	34.04%	0.89%	(0.48)%	0.89%	$ 182.5	26%
Year Ended December 31, 2019	$30.89	(0.15)	8.87	8.72	(5.72)	$33.89	28.61%	0.88%	(0.35)%	0.88%	$ 170.7	17%
Year Ended December 31, 2018	$32.99	(0.10)	(2.00)	(2.10)	—	$30.89	(6.37)%	0.85%	(0.23)%	0.85%	$ 207.4	33%
ON AB Mid Cap Core Portfolio
Six-Month Period Ended June 30, 2022+	$62.45	0.11	(16.77)	(16.66)	—	$45.79	(26.68)%*	0.87%**	0.43%**	0.87%**	$ 76.7	22%*
Year Ended December 31, 2021	$56.98	0.18	9.18	9.36	(3.89)	$62.45	16.79%	0.89%	0.30%	0.89%	$ 104.7	125% (a)
Year Ended December 31, 2020	$48.53	(0.06)	9.21	9.15	(0.70)	$56.98	19.15%	0.98%	(0.12)%	0.98%	$ 109.2	14%
Year Ended December 31, 2019	$37.36	0.05	13.54	13.59	(2.42)	$48.53	36.57%	0.96%	0.10%	0.96%	$ 110.0	10%
Year Ended December 31, 2018	$38.60	0.02	(1.26)	(1.24)	—	$37.36	(3.21)%	0.96%	0.06%	0.96%	$ 102.6	103% (b)
ON S&P 500® Index Portfolio
Six-Month Period Ended June 30, 2022+	$46.20	0.27	(9.56)	(9.29)	—	$36.91	(20.11)%*	0.38%**	1.17%**	0.38%**	$1,011.0	1%*
Year Ended December 31, 2021	$38.72	0.54	10.09	10.63	(3.15)	$46.20	28.25%	0.37%	1.05%	0.37%	$1,325.0	5%
Year Ended December 31, 2020	$33.29	0.54	5.40	5.94	(0.51)	$38.72	17.99%	0.39%	1.49%	0.39%	$1,228.8	6%
Year Ended December 31, 2019	$28.11	0.57	8.00	8.57	(3.39)	$33.29	30.97%	0.39%	1.64%	0.39%	$1,202.6	7%
Year Ended December 31, 2018	$29.52	0.48	(1.89)	(1.41)	—	$28.11	(4.78)%	0.38%	1.58%	0.38%	$1,111.5	18%
ON BlackRock Advantage Large Cap Value Portfolio
Six-Month Period Ended June 30, 2022+	$23.67	0.20	(3.47)	(3.27)	—	$20.40	(13.81)%*	0.73%**	1.41%**	0.73%**	$ 251.5	57%*
Year Ended December 31, 2021	$19.13	0.31	4.52	4.83	(0.29)	$23.67	25.39%	0.73%	1.25%	0.73%	$ 325.9	153%
Year Ended December 31, 2020	$18.75	0.30	0.35	0.65	(0.27)	$19.13	3.66%	0.74%	1.70%	0.74%	$ 316.5	150%
Year Ended December 31, 2019	$16.37	0.76	2.38	3.14	(0.76)	$18.75	19.21%	0.77%	3.94%	0.77%	$ 320.7	127% (c)
Year Ended December 31, 2018	$17.88	0.87	(2.38)	(1.51)	—	$16.37	(8.45)%	0.76%	3.88%	0.76%	$ 321.8	18%

+	Unaudited
*	Not annualized
**	Annualized
(a)	Effective May 1, 2021, the sub-adviser to the ON AB Small Cap Portfolio and ON AB Mid Cap Core Portfolio changed from Janus Capital Management LLC to AllianceBernstein, L.P. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2021 as compared to prior years.
(b)	Effective May 1, 2018, the sub-adviser changed from Goldman Sachs Asset Management, L.P. to Janus Capital Management LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2018 as compared to prior years.
(c)	Effective December 7, 2019, the sub-adviser changed from Federated Equity Management Company of Pennsylvania to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2019 as compared to prior years.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year or period	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year or period (millions)	Portfolio turnover rate
ON Federated High Income Bond Portfolio
Six-Month Period Ended June 30, 2022+	$21.58	0.63	(3.58)	(2.95)	—	$18.63	(13.67)%*	0.83%**	4.84%**	0.83%**	$132.3	8%*
Year Ended December 31, 2021	$21.65	1.05	0.02	1.07	(1.14)	$21.58	4.97%	0.82%	4.50%	0.82%	$170.2	36%
Year Ended December 31, 2020	$20.69	1.12	0.16	1.28	(0.32)	$21.65	6.26%	0.83%	4.97%	0.83%	$175.6	33%
Year Ended December 31, 2019	$18.73	1.14	1.70	2.84	(0.88)	$20.69	15.29%	0.80%	5.34%	0.80%	$198.7	23%
Year Ended December 31, 2018	$19.36	1.41	(2.04)	(0.63)	—	$18.73	(3.25)%	0.75%	5.39%	0.75%	$202.1	14%
ON Nasdaq-100® Index Portfolio
Six-Month Period Ended June 30, 2022+	$28.58	0.05	(8.44)	(8.39)	—	$20.19	(29.36)%*	0.42%**	0.41%**	0.42%**	$247.8	2%*
Year Ended December 31, 2021	$28.08	0.12	6.89	7.01	(6.51)	$28.58	26.99%	0.41%	0.28%	0.41%	$356.5	7%
Year Ended December 31, 2020	$19.83	0.13	9.30	9.43	(1.18)	$28.08	48.32%	0.42%	0.49%	0.42%	$383.0	10%
Year Ended December 31, 2019	$16.60	0.14	6.15	6.29	(3.06)	$19.83	38.86%	0.42%	0.66%	0.42%	$353.0	8%
Year Ended December 31, 2018	$16.67	0.12	(0.19)	(0.07)	—	$16.60	(0.42)%	0.41%	0.67%	0.41%	$327.6	22%
ON BlackRock Advantage Large Cap Core Portfolio
Six-Month Period Ended June 30, 2022+	$44.84	0.19	(9.48)	(9.29)	—	$35.55	(20.72)%*	0.69%**	0.85%**	0.69%**	$330.0	54%*
Year Ended December 31, 2021	$38.66	0.35	10.24	10.59	(4.41)	$44.84	28.49%	0.69%	0.66%	0.69%	$437.3	135%
Year Ended December 31, 2020	$32.95	0.38	5.39	5.77	(0.06)	$38.66	17.55%	0.70%	1.04%	0.70%	$418.5	137%
Year Ended December 31, 2019	$24.79	0.22	8.10	8.32	(0.16)	$32.95	33.60%	0.74%	1.28%	0.74%	$430.6	152% (a)
Year Ended December 31, 2018	$30.22	0.20	(5.63)	(5.43)	—	$24.79	(17.97)%	0.82%	0.63%	0.82%	$155.3	272%
ON BlackRock Advantage Small Cap Growth Portfolio
Six-Month Period Ended June 30, 2022+	$37.99	(0.02)	(10.98)	(11.00)	—	$26.99	(28.95)%*	0.85%**	(0.16)%**	0.85%**	$142.3	31%*
Year Ended December 31, 2021	$41.69	(0.13)	1.88	1.75	(5.45)	$37.99	4.05%	0.85%	(0.33)%	0.85%	$196.2	87%
Year Ended December 31, 2020	$31.42	(0.06)	10.73	10.67	(0.40)	$41.69	34.34%	0.86%	(0.17)%	0.86%	$209.8	87%
Year Ended December 31, 2019	$23.62	0.02	8.02	8.04	(0.24)	$31.42	34.07%	0.91%	0.11%	0.91%	$204.8	114% (a)
Year Ended December 31, 2018	$24.91	(0.26)	(1.03)	(1.29)	—	$23.62	(5.18)%	1.05%	(0.55)%	1.05%	$ 25.5	201%

+	Unaudited
*	Not annualized
**	Annualized
(a)	The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolios holdings subsequent to the August 23, 2019 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rates would have been 211% for the ON BlackRock Advantage Large Cap Core Portfolio and and 177% for the ON BlackRock Advantage Small Cap Growth Portfolio. Effective February 1, 2019, the sub-adviser to the Portfolios changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year or period	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year or period (millions)	Portfolio turnover rate
ON S&P MidCap 400® Index Portfolio
Six-Month Period Ended June 30, 2022+	$26.22	0.15	(5.32)	(5.17)	—	$21.05	(19.72)%*	0.42%**	1.14%**	0.42%**	$ 331.6	4%*
Year Ended December 31, 2021	$21.70	0.29	4.90	5.19	(0.67)	$26.22	24.18%	0.41%	0.99%	0.41%	$ 437.6	21%
Year Ended December 31, 2020	$19.25	0.27	2.27	2.54	(0.09)	$21.70	13.33%	0.42%	1.31%	0.42%	$ 428.2	28%
Year Ended December 31, 2019	$15.46	0.21	3.74	3.95	(0.16)	$19.25	25.58%	0.44%	1.37%	0.44%	$ 450.9	39%
Year Ended December 31, 2018	$17.46	0.10	(2.10)	(2.00)	—	$15.46	(11.45)%	0.51%	1.32%	0.51%	$ 306.6	28%
ON BlackRock Advantage Large Cap Growth Portfolio
Six-Month Period Ended June 30, 2022+	$33.65	0.01	(9.62)	(9.61)	—	$24.04	(28.56)%*	0.83%**	0.07%**	0.83%**	$ 48.5	62%*
Year Ended December 31, 2021	$36.36	0.01	8.69	8.70	(11.41)	$33.65	26.69%	0.78%	(0.09)%	0.78%	$ 81.5	138%
Year Ended December 31, 2020	$27.54	0.08	9.22	9.30	(0.48)	$36.36	33.97%	0.79%	0.21%	0.79%	$ 116.8	143%
Year Ended December 31, 2019	$20.59	0.16	7.77	7.93	(0.98)	$27.54	38.68%	0.80%	0.62%	0.80%	$ 113.2	214%
Year Ended December 31, 2018	$24.19	0.12	(3.72)	(3.60)	—	$20.59	(14.88)%	0.88%	0.43%	0.88%	$ 87.5	269%
ON Risk Managed Balanced Portfolio
Six-Month Period Ended June 30, 2022+	$17.16	(0.03)	(3.46)	(3.49)	—	$13.67	(20.34)%*	0.90%**	1.08%**	0.90%**	$1,230.5	37%*
Year Ended December 31, 2021	$17.63	0.09	2.43	2.52	(2.99)	$17.16	15.04%	0.95%	0.48%	0.95%	$ 447.0	51%
Year Ended December 31, 2020	$14.81	0.13	3.12	3.25	(0.43)	$17.63	22.15%	0.98%	0.76%	0.98%	$ 443.8	114% (a), (b)
Year Ended December 31, 2019	$12.91	0.21	3.01	3.22	(1.32)	$14.81	25.16%	0.99%	1.39%	0.99%	$ 403.6	105% (b)
Year Ended December 31, 2018	$13.01	0.17	(0.27)	(0.10)	—	$12.91	(0.77)%	0.99%	1.27%	0.99%	$ 347.1	131% (b)
ON Federated Core Plus Bond Portfolio
Six-Month Period Ended June 30, 2022+	$10.30	0.12	(1.18)	(1.06)	—	$ 9.24	(10.29)%*	0.56%**	2.00%**	0.56%**	$ 567.3	45%*
Year Ended December 31, 2021	$10.47	0.06	(0.19)	(0.13)	(0.04)	$10.30	(1.27)%	0.57%	1.85%	0.57%	$ 716.5	40%
Period From May 1, 2020 (inception) to December 31, 2020	$10.00	0.11	0.36	0.47	—	$10.47	4.70%*	0.65%**	1.65%**	0.65%**	$ 239.9	30%*

+	Unaudited
*	Not annualized
**	Annualized
(a)	Effective May 1, 2020, the sub-adviser(s) to the ON Risk Managed Balanced Portfolio changed from Janus Capital Management LLC and AnchorPath Financial, LLC to AllianceBernstein, L.P. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2020 as compared to prior years.
(b)	The portfolio turnover calculation in previous years includes purchases and sales from mortgage dollar roll transactions. Without the effect of mortgage dollar roll transactions, the portfolio turnover rate would have been 102% for the year ended December 31, 2020, 84% for the year ended December 31, 2019, 102% for the year ended December 31, 2018, and 63% for the year ended December 31, 2017 (see Note 2 of the Notes to Financial Statements).
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data									Ratios and supplemental data
		Operations			Distributions					Ratios to average net assets
										Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Return of capital	Total distributions	Net asset value, end of year or period	Total Return#	Expenses	Net investment income	Expenses	Net assets, end of year or period (millions)	Portfolio turnover rate
ON Janus Henderson U.S. Low Volatility Portfolio
Six-Month Period Ended June 30, 2022+	$11.12	0.06	(1.19)	(1.13)	—	—	—	$ 9.99	(10.16)%*	0.63%**	0.99%**	0.63%**	$780.8	15%*
Period from June 25, 2021 (inception) to December 31, 2021	$10.00	0.05	1.07	1.12	—	—	—	$11.12	11.20%*	0.62%**	0.89%**	0.62%**	$983.6	32%*
ON iShares Managed Risk Balanced Portfolio
Six-Month Period Ended June 30, 2022+	$10.23	0.05	(1.56)	(1.51)	—	—	—	$ 8.72	(14.76)%*	0.63%**** , †	1.01%** , †	0.63%** , †	$336.2	18%*
Period from June 25, 2021 (inception) to December 31, 2021	$10.00	0.06	0.17	0.23	—	—	—	$10.23	2.30%*	0.62%** , †	1.22%** , †	0.62%** , †	$412.0	15%*
ON AB Relative Value Portfolio
Six-Month Period Ended June 30, 2022+	$10.52	0.06	(1.36)	(1.30)	—	—	—	$ 9.22	(12.36)%*	0.77%**	1.50%**	0.77%**	$ 86.2	41%*
Period from December 2, 2021 (inception) to December 31, 2021	$10.00	— (a)	0.52	0.52	—	—	—	$10.52	5.20%*	1.19%**	0.38%**	1.19%**	$ 77.6	5%*
ON Moderately Conservative Model Portfolio
Six-Month Period Ended June 30, 2022+	$13.32	0.03	(2.08)	(2.05)	—	—	—	$11.27	(15.39)%*	0.46%**** , †	0.40%** , †	0.46%** , †	$229.1	8%*
Year Ended December 31, 2021	$12.67	0.20	0.79	0.99	(0.34)	—	(0.34)	$13.32	7.90%	0.43% †	1.29% †	0.45% †	$281.6	13%
Year Ended December 31, 2020	$11.37	0.09	1.21	1.30	—	—	—	$12.67	11.43%	0.40% †	0.97% †	0.47% †	$303.5	23% (b)
Year Ended December 31, 2019	$10.09	0.26	1.41	1.67	(0.37)	(0.02)	(0.39)	$11.37	16.58%	0.35% †	2.22% †	0.46% †	$223.2	18%
Year Ended December 31, 2018	$10.69	0.15	(0.75)	(0.60)	—	—	—	$10.09	(5.61)%	0.28% †	1.26% †	0.45% †	$237.2	38%

+	Unaudited
*	Not annualized
**	Annualized
†	The ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.
(a)	The absolute value of per share or ratio data is less than $0.005 per share, or 0.005%, respectively.
(b)	The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolio’s holdings subsequent to the December 4, 2020 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 28%.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data									Ratios and supplemental data
		Operations			Distributions					Ratios to average net assets
										Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Return of capital	Total distributions	Net asset value, end of year or period	Total Return#	Expenses †	Net investment income (loss)†	Expenses †	Net assets, end of year or period (millions)	Portfolio turnover rate
ON Balanced Model Portfolio
Six-Month Period Ended June 30, 2022+	$14.22	0.04	(2.48)	(2.44)	—	—	—	$11.78	(17.16)%*	0.44%**	0.24%**	0.44%**	$ 838.7	5%*
Year Ended December 31, 2021	$13.06	0.18	1.25	1.43	(0.27)	—	(0.27)	$14.22	11.03%	0.42%	1.14%	0.43%	$1,092.5	12%
Year Ended December 31, 2020	$11.48	0.08	1.50	1.58	—	—	—	$13.06	13.76%	0.39%	0.67%	0.43%	$1,127.8	22%
Year Ended December 31, 2019	$ 9.97	0.21	1.73	1.94	(0.24)	(0.19)	(0.43)	$11.48	19.46%	0.36%	1.82%	0.43%	$1,109.5	22%
Year Ended December 31, 2018	$10.81	0.09	(0.93)	(0.84)	—	—	—	$ 9.97	(7.77)%	0.31%	0.77%	0.42%	$1,146.9	37%
ON Moderate Growth Model Portfolio
Six-Month Period Ended June 30, 2022+	$15.26	0.02	(2.97)	(2.95)	—	—	—	$12.31	(19.33)%*	0.42%**	0.04%**	0.42%**	$1,512.7	7%*
Year Ended December 31, 2021	$13.46	0.16	1.83	1.99	(0.19)	—	(0.19)	$15.26	14.83%	0.42%	0.98%	0.42%	$1,977.3	15%
Year Ended December 31, 2020	$11.63	0.04	1.79	1.83	—	—	—	$13.46	15.74%	0.44%	0.35%	0.45%	$1,987.4	16%
Year Ended December 31, 2019	$ 9.93	0.16	2.20	2.36	(0.30)	(0.36)	(0.66)	$11.63	23.81%	0.43%	1.31%	0.44%	$1,961.4	20%
Year Ended December 31, 2018	$11.05	0.05	(1.17)	(1.12)	—	—	—	$ 9.93	(10.14)%	0.35%	0.42%	0.42%	$1,945.0	49%
ON Growth Model Portfolio
Six-Month Period Ended June 30, 2022+	$16.47	0.01	(3.48)	(3.47)	—	—	—	$13.00	(21.07)%*	0.44%**	(0.09)%**	0.44%**	$ 336.5	4%*
Year Ended December 31, 2021	$14.17	0.13	2.35	2.48	(0.18)	—	(0.18)	$16.47	17.58%	0.49%	0.78%	0.49%	$ 448.2	18%
Year Ended December 31, 2020	$11.94	0.02	2.21	2.23	—	—	—	$14.17	18.68%	0.46%	0.16%	0.47%	$ 443.1	11%
Year Ended December 31, 2019	$ 9.86	0.11	2.50	2.61	(0.35)	(0.18)	(0.53)	$11.94	26.47%	0.45%	0.92%	0.47%	$ 433.6	18%
Year Ended December 31, 2018	$11.15	0.02	(1.31)	(1.29)	—	—	—	$ 9.86	(11.57)%	0.31%	0.17%	0.43%	$ 424.2	62%

+	Unaudited
*	Not annualized
**	Annualized
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
† Ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Notes to Financial Statements	June 30, 2022 (Unaudited)
(1)Organization
Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "40 Act"). The Fund is an open-end investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Fund consists of twenty-three separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:
■	ON Bond Portfolio – High level of income and opportunity for capital appreciation consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in corporate debt securities.

■	ON BlackRock Balanced Allocation Portfolio – High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.
■	ON BlackRock Advantage International Equity Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net - USD).

■	ON Janus Henderson Forty Portfolio – Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.
■	ON AB Small Cap Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of smaller capitalization companies with market capitalizations at the time of investment that fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million).

■	ON AB Mid Cap Core Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-capitalization companies with public stock market capitalization at the time of investment that are within the range of market capitalizations of the companies constituting the Russell Midcap® Index.

■	ON S&P 500® Index Portfolio – Total return approximating that of the Standard & Poor's 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its net assets in common stock and other securities of companies that are included in the S&P 500® Index.

■	ON BlackRock Advantage Large Cap Value Portfolio – Growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Value Index for the previous twelve months.

■	ON Federated High Income Bond Portfolio – High current income by investing, under normal circumstances, at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as "junk bonds". The Portfolio's investments are generally rated BB or lower by Standard & Poor’s or Fitch, or Ba or lower by Moody's.

■	ON Nasdaq-100® Index Portfolio – Long-term growth of capital by investing, under normal circumstances, more than 80% of its net assets in the common stocks of companies that are included in the Nasdaq-100® Index.
■	ON BlackRock Advantage Large Cap Core Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

■	ON BlackRock Advantage Small Cap Growth Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of small capitalization companies with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Index for the previous twelve months.

■	ON S&P MidCap 400® Index Portfolio – Total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its net assets in the common stock and other securities included in the S& P MidCap 400® Index.

■	ON BlackRock Advantage Large Cap Growth Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Growth Index for the previous twelve months.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
■	ON Risk Managed Balanced Portfolio – Long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio.
■	ON Federated Core Plus Bond Portfolio - Total return by investing, under normal circumstances, at least 80% of its net assets in fixed-income investments, primarily U.S. dollar denominated, investment-grade, fixed income securities. Investment-grade, fixed income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (“NRSRO”).

■	ON Janus Henderson U.S. Low Volatility Portfolio - Capital appreciation by investing, under normal circumstances, at least 80% of its net assets in U.S. common stocks of companies included in the S& P 500® Index. Those stocks are selected by a mathematical investment process which seeks to achieve returns similar to those of the S&P 500® Index over the long-term with lower absolute volatility.
■	ON iShares Managed Risk Balanced Portfolio - Income and capital appreciation by investing in underlying exchange traded funds ("ETFs") and futures. Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio invests a minimum of 25% of its assets in equity investments and a minimum of 25% of its assets in fixed income investments.

■	ON AB Relative Value Portfolio - Long-term growth of capital by investing primarily in the equity securities of U.S. companies that the Portfolio's sub-adviser believes are trading at attractive valuations and that have strong or improving business models.

■	ON Moderately Conservative Model Portfolio* – Current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.

■	ON Balanced Model Portfolio* – A balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.

■	ON Moderate Growth Model Portfolio* – Growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.

■	ON Growth Model Portfolio* – Growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.
*	Collectively, the "ON Model Portfolios".
Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the Prospectuses and Statements of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the ON Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.
At present, the Fund issues its shares to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities, as well as for purchases by other Portfolios of the Fund. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.
ONLIC and NSLA no longer market, nor issue, variable annuities. ONLIC and NSLA will continue to service the in-force variable annuity contracts, the variable separate accounts, and underlying subaccounts regardless of new sales.
Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
The Fund is authorized to issue 1.55 billion of its capital shares. Of this total, shares authorized have been allocated to specific Portfolios of the Fund as follows:
Portfolio	Authorized Shares	Portfolio	Authorized Shares
ON Bond	22,000,000	ON BlackRock Advantage Large Cap Growth	42,000,000
ON BlackRock Balanced Allocation	22,000,000	ON Risk Managed Balanced	170,000,000
ON BlackRock Advantage International Equity	50,000,000	ON Federated Core Plus Bond	115,000,000
ON Janus Henderson Forty	9,000,000	ON Janus Henderson U.S. Low Volatility	155,000,000
ON AB Small Cap	7,000,000	ON iShares Managed Risk Balanced	133,000,000
ON AB Mid Cap Core	4,000,000	ON iShares Managed Risk Moderate Growth**	105,000,000
ON S&P 500® Index	50,000,000	ON iShares Managed Risk Growth**	90,000,000
ON BlackRock Advantage Large Cap Value	26,000,000	ON AB Relative Value	50,000,000
ON Federated High Income Bond	13,000,000	ON Moderately Conservative Model	36,000,000
ON Nasdaq-100® Index	22,000,000	ON Balanced Model	120,000,000
ON BlackRock Advantage Large Cap Core	17,000,000	ON Moderate Growth Model	210,000,000
ON BlackRock Advantage Small Cap Growth	8,000,000	ON Growth Model	43,000,000
ON S&P MidCap 400® Index	31,000,000
**	These Portfolios and their respective authorized shares have been approved, although the Portfolios are not yet in operation.
The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.
Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.
(2)Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation
Investments are valued using pricing procedures approved by the Board.
Fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.
Investments, other than those securities aforementioned, are valued as follows:
Domestic equity securities that are traded on U.S. exchanges, other than the Nasdaq Stock Market, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Domestic equity securities that are listed on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions).  If, on a particular day, a domestic equity security does not trade, or otherwise cannot be priced by independent pricing services, then a broker quotation as of the end of the current trading session, the evaluated mean between the bid and ask prices, as reported by an approved independent pricing source, or a previous last trade price may be used when appropriate.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
Over-the-counter traded American Depositary Receipts ("ADRs") may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.
Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the evaluated bid price reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board. Many fixed income securities, including investment grade and high-yield corporate bonds, U.S. Treasury and government agency obligations, and other asset-backed instruments are not actively traded on a daily basis.  As such, the approved pricing services may use asset type-specific valuation models to provide good faith determinations that the holders of securities would receive in an orderly transaction under current market conditions.  The valuation models may use observable market data such as recent transaction data, benchmark yields, broker/dealer inputs, valuations and yields of comparable instruments, relative credit information, observed market movements, and market research and news.  Asset-backed securities and mortgage-backed securities may use valuation models that heavily consider predicted cash flows of each tranche of an issue, benchmark spreads, and unique attributes of the tranche.  The last trade or last evaluated bid may be used if an evaluated bid price is not available.
U.S exchange-traded options are valued at the composite basis last sale price as reported to a Board-approved independent pricing service by the OPRA (Options Price Reporting Authority) at 4:00 pm Eastern Time (normal trading sessions). If there are no reported trades for a trading session, the evaluated composite-basis bid price, or other method will be used for valuation purposes.
Futures contracts are valued at the daily quoted settlement prices as reported by an approved independent pricing source.
Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.
Shares of closed-end mutual funds that are traded on U.S. exchanges are valued similarly to other domestic equity securities, typically at the last trade price reported by the primary exchange of each fund (4:00 pm Eastern Time for normal trading sessions).
Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded.  Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.
Equity securities that are primarily traded on foreign exchanges, other than those with close times that are consistent with the normal 4:00 pm Eastern Time close of U.S. equity markets, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service.  The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close.  The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close.  Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures.  The testing is reviewed by management of the Fund and is reported to the Board.  Prior results have indicated that these procedures have been effective in reaching valuation objectives.
Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.
The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework.  The hierarchy is summarized in three broad levels:
Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.
The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of June 30, 2022:
Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Bond	Corporate Bonds***	$ —	$206,980,253	$ —
	Asset-Backed Securities***	—	6,161,518	—
	Money Market Funds	4,895,824	—	—
		$ 4,895,824	$213,141,771	$ —
ON BlackRock Balanced Allocation	Common Stocks***	$ 302,984,379	$ —	$ —
	Corporate Bonds***	—	117,044,792	—
	Asset-Backed Securities***	—	2,491,424	—
	U.S. Treasury Obligations	—	905,937	—
	Money Market Funds	7,924,863	—	—
		$ 310,909,242	$120,442,153	$ —
	Long Futures Contracts	$ (91,557)	$ —	$ —
ON BlackRock Advantage International Equity	Common Stocks***	$ 327,137	$374,438,010	$ —
	Preferred Securities***	—	4,133,053	—
	Money Market Funds	8,019,068	—	—
		$ 8,346,205	$378,571,063	$ —
	Long Futures Contracts	$ (24,444)	$ —	$ —
ON Janus Henderson Forty	Common Stocks***	$ 75,507,255	$ 1,575,708	$ —
	Money Market Funds	998,381	—	—
		$ 76,505,636	$ 1,575,708	$ —
ON AB Small Cap	Common Stocks***	$ 116,343,220	$ —	$ —
	Exchange Traded Funds	267,897	—	—
	Money Market Funds	2,007,527	—	—
		$ 118,618,644	$ —	$ —
ON AB Mid Cap Core	Common Stocks***	$ 74,739,194	$ —	$ —
	Money Market Funds	1,127,120	—	—
		$ 75,866,314	$ —	$ —
	Long Futures Contracts	$ (1,082)	$ —	$ —
ON S&P 500® Index	Common Stocks***	$ 994,488,033	$ —	$ —
	U.S. Treasury Obligations	—	197,173	—
	Money Market Funds	10,756,391	—	—
		$1,005,244,424	$ 197,173	$ —
	Long Futures Contracts	$ (227,945)	$ —	$ —

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON BlackRock Advantage Large Cap Value	Common Stocks***	$ 247,602,316	$ —	$ —
	Money Market Funds	2,448,013	—	—
		$ 250,050,329	$ —	$ —
	Long Futures Contracts	$ (50,233)	$ —	$ —
ON Federated High Income Bond	Corporate Bonds***	$ —	$129,172,614	$ —
	Common Stocks***	422,932	—	—
	Rights	2,216	—	—
	Money Market Funds	1,167,096	—	—
		$ 1,592,244	$129,172,614	$ —
ON Nasdaq-100® Index	Common Stocks***	$ 241,426,185	$ —	$ —
	U.S. Treasury Obligations	—	98,586	—
	Money Market Funds	2,023,578	—	—
		$ 243,449,763	$ 98,586	$ —
	Long Futures Contracts	$ (91,721)	$ —	$ —
ON BlackRock Advantage Large Cap Core	Common Stocks***	$ 321,598,053	$ —	$ —
	Money Market Funds	3,707,602	—	—
		$ 325,305,655	$ —	$ —
	Long Futures Contracts	$ (89,492)	$ —	$ —
ON BlackRock Advantage Small Cap Growth	Common Stocks***	$ 129,516,161	$ —	$ —
	Rights***	—	4,950	—
	Money Market Funds	8,842,310	—	—
		$ 138,358,471	$ 4,950	$ —
	Long Futures Contracts	$ (362,174)	$ —	$ —
ON S&P MidCap 400® Index	Common Stocks***	$ 322,250,276	$ —	$ —
	U.S. Treasury Obligations	—	98,586	—
	Money Market Funds	2,712,485	—	—
		$ 324,962,761	$ 98,586	$ —
	Long Futures Contracts	$ (46,605)	$ —	$ —
ON BlackRock Advantage Large Cap Growth	Common Stocks***	$ 46,738,012	$ —	$ —
	Money Market Funds	732,709	—	—
		$ 47,470,721	$ —	$ —
	Long Futures Contracts	$ (9,222)	$ —	$ —

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Risk Managed Balanced	Common Stocks***	$ 538,223,282	$ —	$ —
	U.S. Treasury Obligations	—	208,936,645	—
	Corporate Bonds***	—	178,766,165	—
	Purchased Options	41,331,293	37,594,240	—
	Exchange Traded Funds	61,175,212	—	—
	Asset-Backed / Mortgage-Backed Securities***	—	58,709,667	—
	U.S. Government Agency Mortgage-Backed Securities	—	54,272,558	—
	Preferred Securities***	—	2,969,288	—
	Sovereign Debt Issues	—	1,278,141	—
	Taxable Municipal Bonds	—	490,378	—
	Money Market Funds	80,548,379	—	—
		$ 721,278,166	$543,017,082	$ —
	Long Futures Contracts	$ (2,995,792)	$ —	$ —
	Short Futures Contracts	$ 5,666,449	$ —	$ —
ON Federated Core Plus Bond	U.S. Treasury Obligations	$ —	$218,690,771	$ —
	U.S. Government Agency Mortgage-Backed Securities	—	154,501,508	—
	Corporate Bonds***	—	130,171,208	—
	Investment Companies	41,645,164	—	—
	Asset-Backed / Mortgage-Backed Securities***	—	21,660,346	—
	Sovereign Debt Issues	—	1,801,140	—
	Common Stocks	10,878	—	—
	Money Market Funds	8,545,334	—	—
		$ 50,201,376	$526,824,973	$ —
	Long Futures Contracts	$ 32,981	$ —	$ —
	Short Futures Contracts	$ 281,623	$ —	$ —
ON Janus Henderson U.S. Low Volatility	Common Stocks***	$ 776,191,405	$ —	$ —
	Money Market Funds	5,372,776	—	—
		$ 781,564,181	$ —	$ —
ON iShares Managed Risk Balanced	Exchange Traded Funds	$ 309,499,784	$ —	$ —
	Money Market Funds	14,678,097	—	—
		$ 324,177,881	$ —	$ —
	Long Futures Contracts	$ (1,017,642)	$ —	$ —
	Short Futures Contracts	$ 499,705	$ —	$ —
ON AB Relative Value	Common Stocks***	$ 82,709,919	$ —	$ —
	Money Market Funds	4,269,030	—	—
		$ 86,978,949	$ —	$ —
ON Moderately Conservative Model	Open-End Mutual Funds	$ 229,230,342	$ —	$ —
ON Balanced Model	Open-End Mutual Funds	$ 839,008,452	$ —	$ —
ON Moderate Growth Model	Open-End Mutual Funds	$1,513,226,979	$ —	$ —

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Growth Model	Open-End Mutual Funds	$ 336,676,460	$ —	$ —

***	Each of the Portfolio's Schedules of Investments include detailed industry descriptions.
Foreign Securities and Currency
The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source.  These exchange rates are currently determined daily at 4:00 pm Eastern Time for normal trading sessions.  Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.
The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.
All Portfolios of the Fund may invest in securities of foreign issuers. The ON BlackRock Advantage International Equity Portfolio may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers.  Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions.  In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.
Restricted Securities
Restricted securities are typically those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(a)(2) commercial paper is issued pursuant to Section 4(a)(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a Portfolio in Rule 144A and Section 4(a)(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.
Investment Transactions and Related Income
For financial reporting purposes, investment transactions are accounted for on a trade date (T+0) basis.  For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date (T+1), in accordance with Rule 2a-4 of the 40 Act.  Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.
Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends.
Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount using the interest method.  The period of amortization or accretion extends from the purchase date to the maturity date, except for securities that are purchased at a premium and have explicit, noncontingent call features, whereby the securities are callable at fixed prices and on pre-determined dates.  The premium amounts related to those securities are generally amortized to the earliest call date. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.  Payments received for interest-only mortgage-backed securities are included in interest income. Because no principal is received at the maturity of an interest-only security, adjustments are made to the cost of the security until maturity. These adjustments are also included in interest income on the Statements of Operations.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
Distributions to Shareholders and Federal Taxes
The Fund satisfies its distribution requirements, as required for each of the Portfolios to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code.  The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.  As such, no provisions for federal income or excise taxes have been recorded. Also, no tax-related interest or penalties have been incurred or accrued.  The Board's intent is that the Fund will not initiate any realized gain distributions until any applicable capital loss carryforwards have been offset.
The character of ordinary income distributions, realized capital gains distributions, and return of capital, if any, are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, they are reclassified within the composition of net assets; temporary differences do not require such reclassification.  Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.
The Fund’s management and its tax agent perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position.  Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland.  The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability or provision.
Expense Allocation
Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.
Foreign Withholding Taxes
Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries.  Such taxes are generally withheld based on income earned.  These Portfolios accrue such taxes as the related income is earned.
TBA Commitments
To-Be-Announced (“TBA”) commitments are agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date beyond the customary settlement period for such securities. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and term and be within industry-accepted “good delivery” standards. When entering into TBA commitments, a Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.
Mortgage Dollar Rolls
A Portfolio may enter into a mortgage dollar roll (“MDR”) transaction, in which the Portfolio agrees to both sell and purchase a similar, but not identical, TBA mortgage-backed security with the same issuer, rate, and term on a later date at a set price. MDRs are treated as purchases and sales, which may have the effect of increasing portfolio turnover rates, and result in realized gains and losses based on the agreed-upon fixed prices.
New Accounting Pronouncements and Regulations
In October 2020, the Securities and Exchange Commission (the “SEC”) adopted Rule 18f-4, which governs the use of derivatives by registered investment companies.  Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 40 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity, or performance of derivatives. Rule 18f-4 may change how the Fund uses derivatives, affect performance of the Portfolios, and increase costs related to the Portfolios’ use of derivatives.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
In December 2020, the SEC adopted Rules 2a-5 and 31a-4 (the "Rules") that clarify how investment companies may satisfy their valuation obligations under the 40 Act.  The Rules permit an investment company’s board to designate the determination of fair value to a fund's investment adviser, subject to the board's oversight and certain other conditions.  The Rules also create a framework for the determination of the fair value of an investment company’s investments to establish a standard baseline for valuation practices and recordkeeping.  The Rules have a compliance date of September 8, 2022.  Management of the Fund is evaluating the Rules to determine their potential impact on the Fund’s financial statements.
LIBOR Transition
The Portfolios may invest in certain fixed income securities that rely upon the London Interbank Offered Rate (“LIBOR”) for determination of variable interest rate terms. LIBOR is an average interest rate that banks charge one another for the use of short-term money.  On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023.  The ICE Benchmark Administration ceased the publication of all other LIBOR settings, including the one-week and two-month USD LIBOR settings on December 31, 2021. There remains uncertainty regarding the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.
Pandemic Risks
The COVID-19 virus pandemic has continued to significantly impact the global economy and market environment.  Liquidity and performance of the Portfolios may be negatively impacted as a result of ongoing economic uncertainties caused by the pandemic. The values for the investments in future financial statements may differ significantly from those presented for this period end.
Subsequent Events
At a meeting held on May 13, 2022, the Board, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved an amendment to the Investment Advisory Agreement between ONI and the Fund, as well as a new sub-advisory agreement with Intech Investment Management LLC (“Intech”). Effective at the end of day August 19, 2022, Intech became the sub-adviser for the ON Janus Henderson U.S. Low Volatility Portfolio. In connection with this change in sub-adviser, on the effective date of the change, the name of the Portfolio became the ON U.S. Low Volatility Portfolio, although the Portfolio’s current objective, investment strategy, and benchmark were unchanged. The Board also approved the revision of the Portfolio’s annualized advisory and sub-advisory fee schedules, effective on the date of the sub-advisory change. The revised breakpoint schedules, based on the Portfolio’s daily net assets, are as follows:
Advisory Fees
0.575% of first $500 million
0.555% over $500 million
Sub-advisory Fees
0.10% of all net assets
ONLIC, NSLA, and certain variable separate account entities affiliated with ONLIC and NSLA were parties to a correspondence letter filed with the SEC on July 22, 2022, which described the intent of those entities to execute a substitution of investment options pursuant to Commission Statement on Insurance Product Fund Substitution Applications, Release No. IC-34199. Those entities intend to substitute shares of four unaffiliated funds (the “Unaffiliated Funds”) currently available under certain variable contracts for shares of four affiliated fund options (the “Replacement Ohio National Fund Portfolios”). The substitution transactions are:
Unaffiliated Funds	Replacement Ohio National Fund Portfolios
Fidelity ® VIP Contrafund® Portfolio (Service Class 2)	ON BlackRock Advantage Large Cap Growth Portfolio
TOPS ® Managed Risk Balanced ETF Portfolio (Class 2 and Class 3 Shares)	ON iShares Managed Risk Balanced Portfolio
TOPS ® Managed Risk Moderate Growth ETF Portfolio (Class 2 and Class 3 Shares)	ON iShares Managed Risk Moderate Growth Portfolio
TOPS ® Managed Risk Growth ETF Portfolio (Class 2 and Class 3 Shares)	ON iShares Managed Risk Growth Portfolio

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
The substitution transactions will occur as cash redemptions of each Unaffiliated Fund’s shares and cash subscriptions to each corresponding Replacement Ohio National Fund Portfolio’s shares. Those transactions are intended to take effect on or about September 9, 2022. Upon execution of those substitution transactions, the ON iShares Managed Risk Moderate Growth and ON iShares Managed Risk Growth Portfolios will commence operations and the fees and expenses related to certain of the Replacement Ohio National Fund Portfolios may be amended or limited.
Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no other subsequent events to report.
(3)Related Party and Other Transactions
The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. ("ONI"), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio's average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.
ON Bond
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
ON BlackRock Balanced Allocation
0.58% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
ON BlackRock Advantage International Equity
0.72% of first $200 million
0.70% of next $800 million
0.66% over $1 billion
ON Janus Henderson Forty
0.73% of first $100 million
0.68% of next $400 million
0.63% over $500 million
ON AB Small Cap
0.73% of first $400 million
0.675% of next $200 million
0.63% over $600 million
ON ON AB Mid Cap Core
0.715% of first $100 million
0.71% of next $200 million
0.69% of next $200 million
0.66% over $500 million
ON S&P 500® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
ON BlackRock Advantage Large Cap Value
0.67% of first $500 million
0.65% over $500 million
ON Federated High Income Bond
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
ON Nasdaq-100® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
ON BlackRock Advantage Large Cap Core
0.64% of first $500 million
0.62% over $500 million
ON BlackRock Advantage Small Cap Growth
0.78% of first $100 million
0.75% of next $400 million
0.70% over $500 million
ON S&P MidCap 400® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
ON BlackRock Advantage Large Cap Growth
0.66% of first $500 million
0.64% over $500 million
ON Risk Managed Balanced
0.88% of first $500 million
0.74% of next $1.3 billion
0.72% over $1.8 billion
ON Federated Core Plus Bond
0.56% of first $100 million
0.54% of next $150 million
0.50% of next $150 million
0.45% of next $350 million
0.43% over $750 million
ON Janus Henderson U.S. Low Volatility
0.60% of first $500 million
0.58% over $500 million
ON iShares Managed Risk Balanced
0.58% of first $1.5 billion
0.55% over $1.5 billion
ON AB Relative Value
0.65% of first $100 million
0.61% of next $200 million
0.59% over $300 million
ON Model Portfolios
0.40% of all net assets
Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers for all Portfolios of the Fund, subject to the approval of the Board. ONI has entered into sub-advisory agreements with BlackRock Investment Management, LLC ("BlackRock"), Janus Capital Management LLC (“Janus”), Geode Capital Management, LLC (“Geode”), Federated Investment Management Company (“Federated”), and AllianceBernstein, L.P. (“AB”) to manage the investment of certain Portfolios’ assets, subject to the supervision of ONI.
The sub-advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolios' average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
ON BlackRock Advantage International Equity (BlackRock)
0.32% of first $200 million
0.30% over $200 million
ON Janus Henderson Forty (Janus)
0.40% of first $100 million
0.35% of next $400 million
0.30% over $500 million
ON AB Small Cap (AB)
0.32% of first $400 million
0.29% of next $200 million
0.255% over $600 million
ON AB Mid Cap Core (AB)
0.28% of first $100 million
0.27% of next $200 million
0.265% of next $200 million
0.26% over $500 million
ON S&P 500® Index (Geode)[1]
0.01% of all net assets
ON Federated High Income Bond (Federated)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million
ON Nasdaq-100® Index (Geode)[1]
0.05% of first $100 million
0.04% of next $150 million
0.03% over $250 million
ON BlackRock Advantage Small Cap Growth (BlackRock)
0.40% of first $250 million
0.35% over $250 million
ON S&P MidCap 400® Index (Geode)[1]
0.039% of first $100 million
0.038% of next $150 million
0.037% of next $250 million
0.036% of next $500 million
0.035% over $1 billion
ON Risk Managed Balanced (AB)
0.50% of first $400 million
0.40% of next $800 million
0.30% over $1.2 billion
ON Federated Core Plus Bond (Federated)
0.18% of first $100 million
0.15% of next $150 million
0.12% of next $150 million
0.10% of next $350 million
0.08% over $750 million
ON Janus Henderson U.S. Low Volatility (Janus)
0.15% of all net assets
ON iShares Managed Risk Balaced (BlackRock)
0.20% of first $1.5 billion
0.18% over $1.5 billion
ON AB Relative Value (AB)
0.28% of first $100 million
0.24% of next $200 million
0.22% over $300 million

[1]	The sub-advisory fees for the three Portfolios sub-advised by Geode could be impacted by an agreed-upon minimum aggregate per annum fee of $150,000. For the six-month period ended June 30, 2022, the minimum aggregate fee had no impact on the sub-advisory fees that were calculated based on the breakpoint schedule indicated above.
BlackRock receives from ONI a sub-advisory fee on the aggregate average daily net assets of the ON BlackRock Advantage Large Cap Core Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, ON BlackRock Advantage Large Cap Value Portfolio, and the equity sleeve of the ON BlackRock Balanced Allocation Portfolio that is sub-advised. The fee for the Portfolios is calculated based on 0.20% of the first $500 million in aggregate daily net assets, and 0.18% for aggregate daily net assets over $500 million.
In meetings held June 22, 2021 and November 11, 2021, the Board approved the adoption of a revised Investment Advisory Agreement between the Fund and ONI, and new sub-advisory agreements between ONI and each of the sub-advisers to the Fund Portfolios (together, the “new advisory agreements”).  On August 30, 2021, the Fund’s shareholders, through a proxy solicitation and voting process involving the owners of ONLIC, ONLAC and NSLA variable contracts, also approved the adoption of the revised Investment Advisory Agreement.  The approvals of the new advisory agreements were necessary due to the change in control of ONI upon the sponsored demutualization transaction involving Ohio National Mutual Holdings, Inc. (“ONMH”).  ONMH is the 100% owner of Ohio National Financial Services, Inc., the parent company of ONLIC.  The new investment advisory agreements were substantially identical in form and terms to the prior investment advisory agreements, other than the dates of execution and termination and certain non-material changes. Also, for certain of the Portfolios, the Fund’s shareholders approved a manager of managers structure, whereby ONI will be able, subject to approval of the Board, to enter into and materially amend, sub-advisory agreements pertaining to those Portfolios without obtaining further shareholder approval.
Pursuant to a service agreement among ONI, ONLIC, and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.
The Investment Advisory Agreement allows for a portion of the expenses related to ONLIC's compliance and legal staff to be incurred by the Fund and paid from the Fund to ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary for the execution of the Fund’s regulation-mandated compliance functions and ONI has reimbursed ONLIC for those costs allocated to the Fund. For the six-month period ended  June 30, 2022, the Fund incurred compliance expenses totaling $111,504, which are allocated to the Portfolios by equal dollar amounts on a daily basis. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
Pursuant to the Investment Advisory Agreement between ONI and the Fund, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the six-month period ended June 30, 2022.
Through an Operating Expense Limitation Agreement, ONI has contractually agreed to reimburse the Fund to the extent that the annual ordinary operating expenses of the four ON Model Portfolios, excluding: portfolio transaction and other investment related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses associated with investments in derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 40 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan approved by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Fund officers and Directors and contractual indemnification of Portfolio service providers); and other expenses that the Directors agree have not been incurred in the ordinary course of the Portfolio’s business, exceed certain percentages of the average daily net assets.
The applicable percentages of the average daily net assets of the four ON Model Portfolios are as follows:
Portfolio	May 1, 2022 to April 30, 2023	May 1, 2021 to April 30, 2022	May 1, 2020 to April 30, 2021
ON Moderately Conservative Model	1.00%	1.00%	1.00%
ON Balanced Model	1.00%	1.00%	1.00%
ON Moderate Growth Model	1.07%	1.07%	1.07%
ON Growth Model	1.14%	1.14%	1.14%
For purposes of calculating the expenses subject to the Operating Expense Limitation Agreement, the annual operating expenses are those as presented pursuant to the Fund's prospectus requirements. The prospectus presentation of Fund expenses includes Acquired Fund Fees and Expenses, which is a calculation of the indirect costs associated with the Portfolios' underlying investments in other investment companies. The current Operating Expense Limitation Agreement will continue through April 30, 2023. The Operating Expense Limitation Agreement may only be terminated with the consent of the Board.
Pursuant to the current Operating Expense Limitation Agreement, as well as the prior agreements for the periods May 1, 2021 to April 30, 2022 and May 1, 2020 to April 30, 2021, ONI reimbursed the expenses of the ON Model Portfolios as follows:
Portfolio	Six-Month Period Ended June 30, 2022	Year Ended December 31, 2021
ON Moderately Conservative Model	$—	$ 64,732
ON Balanced Model	—	137,994
Under the terms of the current Operating Expense Limitation Agreement and prior operating expense limitation agreements, ONI is entitled to recover expenses waived or reimbursed for a period of up to three years from the date on which ONI reimbursed excess expenses.  No recoupment will occur unless a Portfolio's operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement and the Portfolio's current expense limitation.  For the six-month period ended June 30, 2022, ONI recouped reimbursed expenses from the ON Moderately Conservative and ON Balanced Model Portfolios amounting to $14,700, $86,500, respectively.  These recouped expenses were related to expenses reimbursed by ONI during the periods May 1, 2018 to April 30, 2019 and May 1, 2019 to April 30, 2020.  For the year ended December 31, 2021, ONI recouped reimbursed expenses from the ON Moderately Conservative, ON Balanced, ON Moderate Growth and ON Growth Model Portfolios amounting to $6,011, $92,192, $34,233 and $218,062, respectively. These recouped expenses were related to expenses reimbursed by ONI during the periods May 1, 2018 to April 30, 2019 and May 1, 2019 to April 30, 2020.
Amounts of expenses, previously reimbursed by ONI under the Operating Expense Limitation Agreement and prior operating expense limitation agreements, that are available for future recoupments at June 30, 2022 are as follows:
Portfolio	Expires April 30, 2023	Expires April 30, 2024	Total
ON Moderately Conservative Model	$177,296	$178,135	$ 355,431
ON Balanced Model	622,006	380,376	1,002,382

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
The Fund, along with ONLIC, NSLA and certain variable separate account entities affiliated with ONLIC and NSLA, was a party to an application filed with the SEC for an order of approval pursuant to Section 26(c), and order of exemption pursuant to Section 17(b) of the 40 Act. In the application, those entities proposed to substitute shares of certain unaffiliated underlying funds currently available under certain variable contracts (the "Unaffiliated Funds") for shares of different underlying funds (the "Replacement Ohio National Fund Portfolios"). The entities also requested permission to carry out in-kind security transfers in order to execute certain of the proposed substitution transactions. The proposed substitution transactions that affected the Fund were:
Unaffiliated Funds	Replacement Ohio National Fund Portfolios
Federated Hermes Managed Volatility Fund II (Primary Shares and Service Shares)	ON iShares Managed Risk Balanced Portfolio
Janus Henderson VIT U.S. Low Volatility Portfolio (Service Shares)	ON Janus Henderson U.S. Low Volatility Portfolio
Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class II)	ON Federated Core Plus Bond Portfolio
PIMCO Total Return Portfolio (Administrative Share Class)	ON Federated Core Plus Bond Portfolio
On May 4, 2021, the application for the substitution transactions and in-kind transfers was approved by the SEC.  The substitution transactions were effected on June 25, 2021 (the "Substitution Date") via cash redemptions of the Unaffiliated Funds and cash subscriptions to the Replacement Ohio National Fund Portfolios, with the exception of the transaction involving the ON Janus Henderson U.S. Low Volatility Portfolio. The substitution transaction involving that Portfolio was executed as an in-kind transfer of securities from the related Unaffiliated Fund.  The cost basis of each security transferred in-kind to the ON Janus Henderson U.S. Low Volatility Portfolio was the fair value of that security, valued at the relevant active market exchange close price at the end of the Substitution Date.  In conjunction with the substitution transactions, ONI entered into expense limitation agreements with certain of the affected Portfolios whereby, for a period of two years following the Substitution Date, the annual net operating expenses of the applicable Replacement Ohio National Fund Portfolios will not exceed the annual net operating expenses of the related Unaffiliated Fund for the fiscal year ended December 31, 2019.  The net operating expense limitation for each applicable Replacement Ohio National Fund Portfolio, stated as a percent of average net assets, are as follows:
Portfolio	Expense Limitation
ON Federated Core Plus Bond	0.86%
ON Janus Henderson U.S. Low Volatility	0.82%
ON iShares Managed Risk Balanced	0.96%
ONLIC, NSLA, and certain variable separate account entities affiliated with ONLIC and NSLA were parties to a correspondence letter filed with the SEC on March 28, 2022, which described the intent of those entities to execute a substitution of investment option pursuant to Commission Statement on Insurance Product Fund Substitution Applications, Release No. IC-34199. As outlined in the correspondence letter, those entities substituted shares of an unaffiliated fund available under certain variable contracts for shares of an affiliated fund option. In the substitution, each of ONLIC and NSLA exercised its contractual rights to substitute shares of Franklin Multi-Asset Dynamic Multi-Strategy VIT (Class I) (the "Existing Portfolio"), an external fund not affiliated with the Fund, with shares of ON Risk Managed Balanced Portfolio. The substitution transactions occurred as cash redemptions of the Existing Portfolio's shares and cash subscriptions to the ON Risk Managed Balanced Portfolio’s shares on May 20, 2022.
In conjunction with the substitution transactions, the Fund entered into an expense limitation agreement with ONI, whereby, for a period of two years following the date of the substitution, the annual net operating expenses of the ON Risk Managed Balanced Portfolio will not exceed 1.01% (the annual net operating expenses of the Existing Portfolio for the fiscal year ended December 31, 2021), stated as an annualized ratio of the ON Risk Managed Balanced Portfolio’s total fund expenses as a percent of its average net assets.
There were no recorded liabilities related to any of the expense limitation agreements at June 30, 2022.
Each director of the Board is compensated based on an annual retainer fee of $165,000, paid quarterly. The Board chair receives an additional quarterly retainer fee of $4,375, and the Audit Committee chair receives an additional quarterly retainer fee of $1,875; each paid quarterly. For the six-month period ended  June 30, 2022, directors’ compensation and reimbursement of director expenses by the Portfolios of the Fund totaled $431,383.
The accounting agent and custodian for the Fund is State Street Bank (Kansas City, MO and Boston, MA). For assets held outside of the United States, State Street Bank utilizes a foreign sub-custodian network that is subject to oversight and periodic approval of the Board.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
(4)Capital Share Transactions
Capital share transactions for the six-month period ended June 30, 2022, and the year ended December 31, 2021, respectively, were as follows:
	ON Bond		ON BlackRock Balanced Allocation		ON BlackRock Advantage International Equity
	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended
	June 30, 2022 (Unaudited)	December 31, 2021	June 30, 2022 (Unaudited)	December 31, 2021	June 30, 2022 (Unaudited)	December 31, 2021
Capital shares issued on sales	508,576	1,638,958	592,878	695,502	638,757	1,472,906
Capital shares issued on reinvested distributions	—	409,196	—	1,295,471	—	378,436
Capital shares redeemed	(1,910,570)	(2,280,423)	(990,701)	(2,530,622)	(1,968,797)	(4,962,157)
Net increase (decrease)	(1,401,994)	(232,269)	(397,823)	(539,649)	(1,330,040)	(3,110,815)

	ON Janus Henderson Forty		ON AB Small Cap		ON AB Mid Cap Core
	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended
	June 30, 2022 (Unaudited)	December 31, 2021	June 30, 2022 (Unaudited)	December 31, 2021	June 30, 2022 (Unaudited)	December 31, 2021
Capital shares issued on sales	326,610	226,283	264,572	275,122	100,045	48,941
Capital shares issued on reinvested distributions	—	618,916	—	473,472	—	107,512
Capital shares redeemed	(782,671)	(2,739,324)	(245,517)	(875,705)	(100,220)	(397,186)
Net increase (decrease)	(456,061)	(1,894,125)	19,055	(127,111)	(175)	(240,733)

	ON S&P 500® Index		ON BlackRock Advantage Large Cap Value		ON Federated High Income Bond
	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended
	June 30, 2022 (Unaudited)	December 31, 2021	June 30, 2022 (Unaudited)	December 31, 2021	June 30, 2022 (Unaudited)	December 31, 2021
Capital shares issued on sales	1,067,698	2,304,647	162,656	3,078,143	140,950	572,042
Capital shares issued on reinvested distributions	—	2,121,776	—	221,885	—	408,549
Capital shares redeemed	(2,356,118)	(7,477,008)	(1,606,094)	(6,076,719)	(925,054)	(1,204,705)
Net increase (decrease)	(1,288,420)	(3,050,585)	(1,443,438)	(2,776,691)	(784,104)	(224,114)

	ON Nasdaq-100® Index		ON BlackRock Advantage Large Cap Core		ON BlackRock Advantage Small Cap Growth
	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended
	June 30, 2022 (Unaudited)	December 31, 2021	June 30, 2022 (Unaudited)	December 31, 2021	June 30, 2022 (Unaudited)	December 31, 2021
Capital shares issued on sales	899,503	1,529,196	252,125	315,562	419,200	526,740
Capital shares issued on reinvested distributions	—	2,696,832	—	1,014,526	—	641,791
Capital shares redeemed	(1,097,697)	(5,390,952)	(720,854)	(2,402,926)	(313,807)	(1,034,313)
Net increase (decrease)	(198,194)	(1,164,924)	(468,729)	(1,072,838)	105,393	134,218

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
	ON S&P MidCap 400® Index		ON BlackRock Advantage Large Cap Growth		ON Risk Managed Balanced
	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended
	June 30, 2022 (Unaudited)	December 31, 2021	June 30, 2022 (Unaudited)	December 31, 2021	June 30, 2022 (Unaudited)	December 31, 2021
Capital shares issued on sales	455,030	1,166,192	130,744	84,388	67,569,522	2,152,303
Capital shares issued on reinvested distributions	—	477,050	—	702,651	—	4,198,645
Capital shares redeemed	(1,391,745)	(4,690,660)	(532,114)	(1,579,967)	(3,606,861)	(5,471,529)
Net increase (decrease)	(936,715)	(3,047,418)	(401,370)	(792,928)	63,962,661	879,419

	ON Federated Core Plus Bond		ON Janus Henderson U.S. Low Volatility		ON iShares Managed Risk Balanced
	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Period from June 25, 2021 (inception) to	Six-Month Period Ended	Period from June 25, 2021 (inception) to
	June 30, 2022 (Unaudited)	December 31, 2021	June 30, 2022 (Unaudited)	December 31, 2021	June 30, 2022 (Unaudited)	December 31, 2021
Capital shares issued on sales	3,016,053	52,677,628	536,143	913,773	1,258,088	43,695,081
Capital shares issued as a result of in-kind transfer (see Note 3 of Notes to Financial Statements)	—	—	—	98,371,408	—	—
Capital shares issued on reinvested distributions	—	243,513	—	—	—	—
Capital shares redeemed	(11,182,347)	(6,285,698)	(10,861,268)	(10,816,824)	(2,979,829)	(3,412,630)
Net increase (decrease)	(8,166,294)	46,635,443	(10,325,125)	88,468,357	(1,721,741)	40,282,451

	ON AB Relative Value		ON Moderately Conservative Model		ON Balanced Model
	Six-Month Period Ended	Period from December 2, 2021 (inception) to	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended
	June 30, 2022 (Unaudited)	December 31, 2021	June 30, 2022 (Unaudited)	December 31, 2021	June 30, 2022 (Unaudited)	December 31, 2021
Capital shares issued on sales	2,793,554	7,633,724	1,049,927	1,206,062	872,938	1,617,055
Capital shares issued on reinvested distributions	—	—	—	563,393	—	1,546,590
Capital shares redeemed	(826,397)	(250,777)	(1,862,843)	(4,572,097)	(6,491,897)	(12,691,753)
Net increase (decrease)	1,967,157	7,382,947	(812,916)	(2,802,642)	(5,618,959)	(9,528,108)

	ON Moderate Growth Model		ON Growth Model
	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended
	June 30, 2022 (Unaudited)	December 31, 2021	June 30, 2022 (Unaudited)	December 31, 2021
Capital shares issued on sales	1,699,152	1,873,210	156,405	355,476
Capital shares issued on reinvested distributions	—	1,693,877	—	324,206
Capital shares redeemed	(8,427,896)	(21,686,521)	(1,466,247)	(4,738,901)
Net increase (decrease)	(6,728,744)	(18,119,434)	(1,309,842)	(4,059,219)

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
(5)Investment Transactions
Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the six-month period ended June 30, 2022 were as follows:
	ON Bond	ON BlackRock Balanced Allocation	ON BlackRock Advantage International Equity	ON Janus Henderson Forty	ON AB Small Cap
Cost of purchases	$ 8,061,118	$198,023,483	$292,706,085	$23,122,958	$40,447,749
Proceeds from sales	$19,611,657	$215,033,415	$310,303,360	$39,171,098	$42,239,192

	ON AB Mid Cap Core	ON S&P 500® Index	ON BlackRock Advantage Large Cap Value	ON Federated High Income Bond	ON Nasdaq-100® Index
Cost of purchases	$19,106,596	$11,190,963	$165,904,907	$12,424,368	$ 4,828,551
Proceeds from sales	$21,098,811	$75,424,257	$200,372,523	$19,732,316	$15,466,828

	ON BlackRock Advantage Large Cap Core	ON BlackRock Advantage Small Cap Growth	ON S&P MidCap 400® Index	ON BlackRock Advantage Large Cap Growth	ON Risk Managed Balanced
Cost of purchases	$204,393,245	$48,591,542	$16,572,959	$39,388,588	$826,646,215
Proceeds from sales	$231,007,509	$55,025,706	$48,468,101	$52,037,305	$142,279,481

	ON Federated Core Plus Bond	ON Janus Henderson U.S. Low Volatility	ON iShares Managed Risk Balanced	ON AB Relative Value	ON Moderately Conservative Model
Cost of purchases	$ 95,520,251	$134,764,322	$60,773,261	$51,443,210	$21,019,328
Proceeds from sales	$195,390,586	$237,976,264	$66,138,351	$32,412,421	$30,475,117

	ON Balanced Model	ON Moderate Growth Model	ON Growth Model
Cost of purchases	$ 48,394,191	$122,700,561	$13,901,909
Proceeds from sales	$119,914,411	$214,781,985	$33,206,765
Cost of purchases and proceeds from sales of government securities for the six-month period ended June 30, 2022 were as follows:
	ON Bond	ON BlackRock Balanced Allocation	ON Risk Managed Balanced	ON Federated Core Plus Bond
Cost of purchases	$3,806,875	$951,719	$272,198,095	$188,105,969
Proceeds from sales	$4,648,438	$ —	$ 90,553,251	$127,597,507
(6)Financial Instruments
The Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investment objectives.  These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.
Options
A Portfolio may buy call and put options. In purchasing call options, a Portfolio pays the seller of the call option a premium for the right of the Portfolio to buy the underlying securities from the seller at a specified exercise price prior to the expiration of the option. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. In order to terminate its position as the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the sale of an option on the same underlying securities and having the same exercise price and expiration date as the option previously purchased by the Portfolio.
When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.
The ON Risk Managed Balanced Portfolio purchased call and put options associated with the S&P 500® Index or related exchange traded fund during the six-month period ended June 30, 2022.  These instruments were used by the Risk Management Component of the Portfolio to provide for the Portfolio’s stated risk management strategy. Transactions involving purchased options by the ON Risk Managed Balanced Portfolio for the six-month period ended June 30, 2022 were:  Cost of purchases:  $57.6 million, Proceeds from sales:  $1.3 million.
Purchased options are non-income producing securities.
Futures Contracts
A Portfolio may buy or sell futures contracts relating to stock indices, foreign currencies, or interest rates. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indices such as the S&P 500® Index or on narrow-based stock indices. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. Foreign currency futures contracts are contracts traded on commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the value of a stated foreign currency in relation to the U.S dollar, or other currency, on the last day of the contract and the relative value of those currencies on the date of executing the contract. Foreign currency futures may be valued by exchange rates that are based on the relative value of a variety of foreign currencies. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market.
The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio's operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.
Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party's position declines, the party on the side of the declining position will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Variation margin is recognized as a receivable and/or payable for variation margin on futures contracts on the Statement of Assets and Liabilities. In the event of a bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other customers. ONI and the sub-advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business. In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a Portfolio or call options sold by a Portfolio, those requirements mandate the establishment of a segregated

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a Portfolio “covers” its position.
Portions of certain Portfolios’ securities and cash holdings, as noted on those Portfolios’ Schedules of Investments, were pledged at June 30, 2022 as collateral for the Portfolios’ futures contracts. The futures contracts, except those held by the ON Risk Managed Balanced, ON Federated Core Plus Bond, and ON iShares Managed Risk Balanced Portfolios, were used for the purpose of gaining equity exposure for cash and cash equivalents, thereby seeking to lessen a performance difference between the Portfolios and their respective benchmark indices. For the ON Risk Managed Balanced and ON iShares Managed Risk Balanced Portfolios, futures contracts were used to provide for the Portfolios' respective stated risk management strategies. For the ON Federated Core Plus Bond Portfolio, futures contracts were used by the Portfolio to manage total exposure to underlying investments, to manage interest rate risk, or to otherwise execute the Portfolio's stated investment strategy. There were other futures contracts executed and closed in the Portfolios during the six-month period ended June 30, 2022. Those contracts were executed for similar purposes as the contracts outstanding at June 30, 2022. For the six-month period ended June 30, 2022, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolios were as follows:
Portfolio	Collateral Pledged	Futures Contracts Opened (in millions)	Futures Contracts Closed (in millions)
ON BlackRock Balanced Allocation	Portions of cash holdings	$ 25.0	$ 25.9
ON BlackRock Advantage International Equity	Portions of cash holdings	44.1	45.2
ON AB Mid Cap Core	Portions of cash holdings	2.3	2.0
ON S&P 500® Index	Portions of cash holdings and securities	62.5	61.0
ON BlackRock Advantage Large Cap Value	Portions of cash holdings	41.2	42.1
ON Nasdaq-100® Index	Portions of cash holdings and securities	22.5	22.6
ON BlackRock Advantage Large Cap Core	Portions of cash holdings	38.3	39.6
ON BlackRock Advantage Small Cap Growth	Portions of cash holdings	30.5	23.7
ON S&P MidCap 400® Index	Portions of cash holdings and securities	23.7	24.6
ON BlackRock Advantage Large Cap Growth	Portions of cash holdings	6.2	6.5
ON Risk Managed Balanced	Portions of securities	1,230.4	831.0
ON Federated Core Plus Bond	Portions of securities	509.3	519.1
ON iShares Managed Risk Balanced	Portions of cash holdings	346.3	323.0
The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for, the six-month period ended June 30, 2022, were as follows:
Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
ON BlackRock Balanced Allocation	Futures contracts	Equity price	$ 4,926,350	$ 5,017,907	(1)
ON BlackRock Advantage International Equity	Futures contracts	Equity price	7,704,890	7,729,334	(1)
ON AB Mid Cap Core	Futures contracts	Equity price	226,800	227,882	(1)
ON S&P 500® Index	Futures contracts	Equity price	11,557,975	11,785,920	(1)
ON BlackRock Advantage Large Cap Value	Futures contracts	Equity price	3,978,975	4,029,208	(1)
ON Nasdaq-100® Index	Futures contracts	Equity price	2,075,310	2,167,031	(1)
ON BlackRock Advantage Large Cap Core	Futures contracts	Equity price	4,926,350	5,015,842	(1)
ON BlackRock Advantage Small Cap Growth	Futures contracts	Equity price	9,394,000	9,756,174	(1)
ON S&P MidCap 400® Index	Futures contracts	Equity price	2,948,400	2,995,005	(1)
ON BlackRock Advantage Large Cap Growth	Futures contracts	Equity price	691,770	700,992	(1)
ON Risk Managed Balanced	Futures contracts	Equity price	217,310,024	211,643,575	(1)
	Futures contracts	Interest rate	420,020,734	423,016,526	(1)
	Purchased options	Equity price	78,925,533	—	(2)

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
ON Federated Core Plus Bond	Futures contracts	Interest rate	$97,865,248	$97,550,644	(1)
ON iShares Managed Risk Balanced	Futures contracts	Equity price	70,519,543	71,374,789	(1)
	Futures contracts	Interest rate	34,018,505	33,717,094	(1)
	Futures contracts	Foreign currency	1,636,092	1,600,194	(1)

(1)	Total distributable earnings. The amounts represent the cumulative appreciation (depreciation) of these futures contracts as reported in the Statements of Assets and Liabilities. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities as receivable (payable) for variation margin on futures contracts. Each Portfolio's Schedule of Open Futures Contracts details the values by futures contract type.
(2)	Investments in securities of unaffiliated issuers, at value.

Portfolio	Instrument	Primary Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
ON BlackRock Balanced Allocation	Futures contracts	Equity price	$ (912,512)	$ (156,382)	(1),(2)
ON BlackRock Advantage International Equity	Futures contracts	Equity price	(1,491,598)	(144,894)	(1),(2)
ON AB Mid Cap Core	Futures contracts	Equity price	(35,945)	(1,082)	(1),(2)
ON S&P 500® Index	Futures contracts	Equity price	(1,507,866)	(156,380)	(1),(2)
ON BlackRock Advantage Large Cap Value	Futures contracts	Equity price	(634,655)	(106,204)	(1),(2)
ON Nasdaq-100® Index	Futures contracts	Equity price	(1,076,240)	(64,786)	(1),(2)
ON BlackRock Advantage Large Cap Core	Futures contracts	Equity price	(913,454)	(166,421)	(1),(2)
ON BlackRock Advantage Small Cap Growth	Futures contracts	Equity price	(785,156)	(416,126)	(1),(2)
ON S&P MidCap 400® Index	Futures contracts	Equity price	(560,905)	(84,540)	(1),(2)
ON BlackRock Advantage Large Cap Growth	Futures contracts	Equity price	(247,318)	(18,738)	(1),(2)
ON Risk Managed Balanced	Futures contracts	Equity price	10,549,150	5,379,285	(1),(2)
	Futures contracts	Interest rate	(16,660,982)	(4,164,616)	(1),(2)
	Purchased options	Equity price	(403,831)	(12,159,960)	(3),(4)
ON Federated Core Plus Bond	Futures contracts	Interest rate	3,845,684	586,382	(1),(2)
ON iShares Managed Risk Balanced	Futures contracts	Equity price	(5,207,051)	(1,277,069)	(1),(2)
	Futures contracts	Interest rate	2,692,658	453,842	(1),(2)
	Futures contracts	Foreign currency	(294,219)	(23,529)	(1),(2)

(1)	Net realized gain (loss) on futures contracts.
(2)	Change in unrealized appreciation/depreciation on futures contracts.
(3)	Net realized gain (loss) on investments in securities of unaffiliated issuers.
(4)	Change in unrealized appreciation/depreciation on investments in securities of unaffiliated issuers.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
The Portfolios may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables and create one single net payment. For financial reporting purposes, the Portfolios offset derivative assets and liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. At June 30, 2022, there were no outstanding derivative transactions subject to netting arrangements.
(7)Federal Income Tax Information
The following information is presented on a federal income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Reclassifications related to permanent differences relate principally to foreign currency gains and losses, net investment losses, and distributions from real estate investment trusts and closed end mutual funds.
The cost basis for federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of investments at June 30, 2022 for federal income tax purposes.
	ON Bond	ON BlackRock Balanced Allocation	ON BlackRock Advantage International Equity	ON Janus Henderson Forty	ON AB Small Cap	ON AB Mid Cap Core
Gross unrealized:
Appreciation	$ 87,680	$ 22,173,159	$ 16,260,894	$ 14,924,250	$ 4,193,259	$ 2,403,307
Depreciation	(24,697,245)	(59,942,106)	(75,536,915)	(13,674,054)	(34,582,145)	(20,518,924)
Net unrealized appreciation (depreciation)	$ (24,609,565)	$ (37,768,947)	$ (59,276,021)	$ 1,250,196	$ (30,388,886)	$(18,115,617)
Aggregate cost of investments:	$242,647,160	$469,028,785	$446,168,845	$ 76,831,148	$149,007,530	$ 93,980,849

	ON S&P 500® Index	ON BlackRock Advantage Large Cap Value	ON Federated High Income Bond	ON Nasdaq-100® Index	ON BlackRock Advantage Large Cap Core	ON BlackRock Advantage Small Cap Growth
Gross unrealized:
Appreciation	$326,094,845	$ 8,455,207	$ 429,340	$ 82,621,421	$ 23,217,697	$ 7,603,023
Depreciation	(53,429,863)	(33,257,071)	(22,670,522)	(19,889,801)	(45,287,534)	(46,291,017)
Net unrealized appreciation (depreciation)	$272,664,982	$ (24,801,864)	$ (22,241,182)	$ 62,731,620	$ (22,069,837)	$ (38,687,994)
Aggregate cost of investments:	$732,548,670	$274,801,960	$153,006,040	$180,725,007	$347,286,000	$176,689,241

	ON S&P MidCap 400® Index	ON BlackRock Advantage Large Cap Growth	ON Risk Managed Balanced	ON Federated Core Plus Bond	ON Janus Henderson U.S. Low Volatility	ON iShares Managed Risk Balanced
Gross unrealized:
Appreciation	$ 51,500,448	$ 1,696,487	$ 43,606,833	$ 951,430	$ 33,870,008	$ 522,314
Depreciation	(40,482,510)	(7,693,616)	(74,220,693)	(59,472,458)	(65,476,303)	(46,282,200)
Net unrealized appreciation (depreciation)	$ 11,017,938	$ (5,997,129)	$ (30,613,860)	$ (58,521,028)	$ (31,606,295)	$ (45,759,886)
Aggregate cost of investments:	$313,996,804	$53,458,629	$1,297,579,765	$635,861,981	$813,170,476	$369,419,830

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
	ON AB Relative Value	ON Moderately Conservative Model	ON Balanced Model	ON Moderate Growth Model	ON Growth Model
Gross unrealized:
Appreciation	$ 1,698,363	$ 6,705,068	$ 35,546,857	$ 76,527,724	$ 16,472,381
Depreciation	(11,250,837)	(22,296,295)	(75,725,905)	(147,727,467)	(36,557,792)
Net unrealized appreciation (depreciation)	$ (9,552,474)	$ (15,591,227)	$ (40,179,048)	$ (71,199,743)	$ (20,085,411)
Aggregate cost of investments:	$ 96,531,423	$244,821,569	$879,187,500	$1,584,426,722	$356,761,871
(8)Legal Matters
In December 2007, the ON S&P 500® Index Portfolio and the ON BlackRock Advantage Large Cap Value Portfolio (formerly known as "Strategic Value Portfolio"), shareholders of the Tribune Company, participated in a cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the ON S&P 500® Index Portfolio and ON BlackRock Advantage Large Cap Value Portfolio was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the "Tribune Bankruptcy").
The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al.(Creditor Actions) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. district courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the ON BlackRock Advantage Large Cap Value Portfolio is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. (the “Trustee Action.”).  These Tribune litigation actions have been consolidated into a single Multidistrict Litigation ("MDL") in the U.S. District Court, Southern District of New York ("District Court").
Thereafter, certain defendants in the MDL, including the Fund, filed various motions to dismiss. The District Court dismissed the Creditor Actions on September 23, 2013, holding that the plaintiffs could not pursue their claims so long as the Trustee pursued essentially the same claims in his action. On December 20, 2013, the plaintiffs appealed the dismissal to the Second Circuit Court of Appeals ("Second Circuit"). On March 29, 2016, the Second Circuit affirmed the dismissal and rejected the plaintiffs’ appeal. On September 9, 2016, plaintiffs filed a petition for writ of certiorari in the Supreme Court and the defendants opposed it. On April 3, 2018, the Supreme Court issued a “Statement” from two justices announcing that consideration of the petition for certiorari would be deferred for an undetermined period of time to “allow” the Second Circuit or the District Court to consider, among other things, whether the Second Circuit’s decision should be vacated as a result of the Supreme Court’s recent decision in Merit Management Group, LP v. FTI Consulting, Inc. On May 15, 2018, the Second Circuit recalled the mandate on its earlier decision for further panel review.
In December 2019, the Second Circuit reinstated its prior affirmance of dismissal, which safe-harbors all of the claims except the trustee’s actual intent claims (those claims are excepted from the safe harbor altogether).  Those claims were earlier dismissed on traditional grounds, and that dismissal is now on appeal.
In January 2020, the Tribune creditors sought panel rehearing and rehearing en banc, asserting, among other arguments, that the Second Circuit improperly relied on extrinsic evidence to reach its decision regarding Computershare’s status as Tribune’s agent, that the question of Computershare’s agency was a new argument on appeal that should not have been considered, and that the Second Circuit’s findings regarding preemption go against the Supreme Court’s decision in Merit Management and other cases.  On February 6, 2020 the Second Circuit denied this request.
In July 2020, the creditors filed a petition for writ of certiorari appealing the Second Circuit’s decision to the Supreme Court.  The creditors dropped some of shareholder defendants, mostly unaffiliated funds, from the appeal to the Supreme Court.  For those defendants only, this has the effect of accepting the adverse judgment and ending the case.  Any non-listed defendant presumably is still a party to the appeal.  On April 19, 2021 the Supreme Court denied the creditors' petition for writ of certiorari, meaning that the Second Circuit’s decision in our favor stands.
In the Trustee Action, in 2014, various shareholder defendants filed a motion to dismiss the intentional fraudulent transfer claims. On January 9, 2017, the Court granted the motion to dismiss the Trustee's actual fraudulent conveyance claim. On April 23, 2019, the District Court denied the Trustee’s motion to amend and add federal constructive fraudulent transfer claims. In June 2019, the Trustee appealed the dismissal of the intentional fraudulent transfer claims and the ruling that any constructive claims would be

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2022 (Unaudited)
barred by the safe harbor. On August 20, 2021, the Second Circuit affirmed those decisions and on October 7, 2021, the Second Circuit denied a request for a rehearing. On January 5, 2022, the Trustee filed a petition for a writ of certiorari, seeking review by the Supreme Court of the dismissal.  On February 22, 2022, the Supreme Court denied the Trustee’s petition, The Litigation Trustee has exhausted all potential avenues for appeal, so the Second Circuit’s decision now stands as the final decision. The litigation is fully resolved.  As such, the Fund has not recorded any expense or liability related to the resolution of this matter.

Ohio National Fund, Inc.
Additional Information	June 30, 2022(Unaudited)
(1)Review and Approval of Advisory and Sub-Advisory Agreement for ON U.S. Low Volatility Portfolio
At a meeting held on May 13, 2022, the Board of Directors of Ohio National Fund, Inc. (the “Fund) including a majority of the Directors who are not “interested persons” (the “Independent Directors”) of the Fund, approved an amendment to the Investment Advisory Agreement (“Advisory Agreement) between the Fund and Ohio National Investments, Inc. (the “Adviser”) and approved a new Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Adviser and Intech Investment Management LLC (“Sub-Adviser”) for the ON U.S. Low Volatility Portfolio (the “Portfolio”).  The Portfolio, formerly known as the ON Janus Henderson U.S. Low Volatility Portfolio, originally was sub-advised by Janus Henderson Investors US LLC (“Janus”) which utilized the services of the Sub-Adviser, a subsidiary of Janus, to manage the Portfolio.  The Board, including a majority of the Independent Directors, originally approved a sub-advisory agreement with Janus and a sub-management agreement with the Sub-Adviser at a meeting held on February 12, 2020.  The Portfolio commenced on June 23, 2021.  At a meeting held on March 30, 2022, the Board approved a new sub-management agreement with the Sub-Adviser based on performance information as of December 31, 2021 and fee information as of September 30, 2021.  This approval was required due to a pending change in control of the Sub-Adviser resulting from the sale of Janus’ controlling interest in the Sub-Adviser.  At that meeting the Directors determined that the Portfolio performed well within its peer group and sub-advisory fees were below average versus the Portfolio’s peers.  The new sub-management agreement became effective on March 31, 2022.  Upon recommendation of the Adviser, the Board subsequently determined that it was in the best interest of the Portfolio and its shareholders to replace Janus as sub-adviser of the Portfolio with the Sub-Adviser, which it did at the meeting first noted above.
The Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the Sub-Adviser, which has the responsibility for supervising and managing the assets in the Portfolio on a fully discretionary basis.  They also noted that the Adviser will report to the Board on its analysis of the Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly.  Finally, the Board noted that the Adviser provides the facilities and equipment utilized by the Fund; supplies business management services to the Fund, including monitoring expenses accruals and preparing the Portfolio’s financial statements; prepares and files Fund registration statements, proxies, shareholder reports and other regulatory filings; provides financial oversight; and ensures that proxies related to the Portfolio’s holdings are voted in compliance with policies approved by the Board.
In considering the amendment to the Advisory Agreement and the approval of the Sub-Advisory Agreement, the Board requested and reviewed a significant amount of information relating to the Portfolio, including the following: (1) proposed advisory and sub-advisory fee information; (2) comparative advisory fee and expense ratio information for a peer group of funds; (3) performance data for a fund employing a strategy similar to that of the Portfolio; and (4) other information regarding the nature, extent and quality of services anticipated to be provided by the Sub-Adviser.
The Board was assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed amendment to the Advisory Agreement and the new Sub-Advisory Agreement in a private session with such counsel at which no representatives of management, the Adviser or the Sub-Advisers were present. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating whether to approve the amended Advisory Agreement and the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to approving the amendment to the Advisory Agreement and the new Sub-Advisory Agreement.
Nature, Extent and Quality of Services
The Board evaluated the nature, extent and quality of the advisory services anticipated to be provided to the Portfolio by the Adviser.  As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel submitted by the Adviser at a meeting on November 11, 2021.  The Directors took into account information they received during the previous year at Board meetings in connection with the Adviser’s service to other portfolios of the Fund and through periodic reports regarding the Adviser’s performance of its duties to the other portfolios.  The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its portfolios, as well as the quality of the Adviser’s administrative and other services, including the Adviser’s support to contract owners.  The Directors also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board.  It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to the Portfolio by the Adviser.
The Board also evaluated the nature, extent and quality of the advisory services anticipated to be provided by the Sub-Adviser, noting that the Board has experience with the Sub-Adviser, as the Sub-Adviser currently is providing services to the Portfolio under a sub-management agreement.  As part of its review, the Board reviewed information regarding the operations, procedures and personnel of the Sub-Adviser. The Directors considered the capabilities and resources that the Sub-Adviser is expected to dedicate

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	June 30, 2022(Unaudited)
to performing services on behalf of the Portfolio, as well as the quality of its administrative and other services. The Directors also considered the quality of the compliance programs of the Sub-Adviser, and reviewed information on the Sub-Adviser’s portfolio management and brokerage practices.  The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to the Portfolio by the Sub-Adviser.
Investment Performance
To assist the Board in its consideration of the Sub-Advisory Agreement, the Board reviewed updated Portfolio performance information for the period June 23, 2021 (the date of inception) to April 30, 2022.  The Directors reviewed the performance of the Portfolio as compared to a comparable retail fund managed by the Sub-Adviser that utilizes a strategy similar to that of the Portfolio and to the S&P 500 Index, the Portfolio’s benchmark.  The Directors noted that the Portfolio outperformed both the benchmark and the comparable fund for the month-to-date period and the benchmark for the 3-months and year-to-date periods ended April 30, 2022.  Based on this performance, the Directors concluded that the Sub-Adviser has the ability to manage the Portfolio effectively going forward.  The Board also considered the Adviser’s effectiveness in monitoring the performance of the Sub-Adviser, and the Adviser’s timeliness in responding to performance issues, with respect to the other portfolios of the Fund.
Fees and Expenses
The Board reviewed the Portfolio’s proposed advisory and sub-advisory fees compared to the advisory and sub-advisory fees of funds in its peer group, as well as a chart showing where the Portfolio’s proposed advisory fee and sub-advisory fee were located in the dispersion of its peer funds’ advisory fees and sub-advisory fees.  The chart showed the number of funds in the peer group within each defined range of advisory fees or sub-advisory fees, and the range that included the Portfolio. The Directors reviewed the advisory fee paid to the Adviser for the Portfolio and noted the two-basis point reduction in the fee payable to the Adviser.  The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fee to the Sub-Adviser.  The Board evaluated whether the net advisory fee received by the Adviser for the Portfolio, after paying sub-advisory fees to the Sub-Adviser, was reasonable, given the level of the Adviser’s services to the Portfolio.  The Directors took into account the fact that the Adviser had contractually agreed to limit Portfolio expenses and reimburse expenses to the extent necessary to keep total Portfolio expenses at or below a specified amount.  The Board also considered the reasonableness of the proposed sub-advisory fees to be paid by the Adviser to the Sub-Adviser. The Directors relied on the ability of the Adviser to negotiate the terms of the Sub-Advisory Agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with any Sub-Adviser.  The Directors noted that the proposed amended advisory fee payable by the Portfolio was well within the range of fees payable by the Portfolio’s peer group and included fee breakpoints. The Directors acknowledged that, because the sub-advisory fees are paid by the Adviser and not by the Portfolio, the Adviser is incentivized to negotiate a favorable fee. Accordingly, as to the Sub-Adviser, the cost of services provided by the Sub-Adviser and the profitability of the Sub-Adviser in connection with its relationship with the Portfolio were not material factors in the Board’s deliberations.  The Directors considered that the Portfolio’s proposed advisory fee was in the 30th percentile and below the peer group average and the Portfolio’s net expense ratio was below the peer group average and in the 12th percentile.  Overall, the Directors concluded that the proposed advisory and sub-advisory fees were reasonable.
Profitability and Economies of Scale
The Directors noted that the advisory fee schedule contain breakpoints that would reduce the advisory fees on assets above a specified level as the Portfolio’s assets increase.  After considering the Portfolio’s current size and potential for growth, the Board concluded that the Portfolio was likely to benefit from economies of scale as the Portfolio’s net assets increased, and that the existing breakpoints are appropriate.  The Board concluded that the profitability and potential realization of economies of scale by the Portfolio from the sub-advisory arrangements with the unaffiliated Sub-Adviser is a matter more appropriately considered at the Advisory Agreement level   should not be a material factor in its consideration of the Sub-Advisory Agreement.
After consideration of the foregoing, the Board reached the following conclusions regarding the Advisory Agreement and Sub-Advisory Agreement with respect to the Portfolio, in addition to the conclusions set forth above:  (a) the Adviser and Sub-Adviser possess the capability and resources to perform the duties required of them under the Advisory Agreement and Sub-Advisory Agreement, respectively; (b) the investment philosophy, strategies and techniques of the Sub-Adviser are appropriate for pursuing the Portfolio’s investment objective; (c) the Sub-Adviser is likely to execute its investment philosophy, strategies and techniques consistently over time; and (d) the Adviser and Sub-Adviser maintain appropriate compliance programs.  Based on the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the amendment to the Advisory Agreement and approval of the Sub-Advisory Agreement were in the best interests of the Portfolio and its shareholders.  Accordingly, the Board, including all the Independent Directors, voted unanimously to approve the amendment to the Advisory Agreement and to approve the Sub-Advisory Agreement for the Portfolio.

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	June 30, 2022(Unaudited)
(2)Expense Disclosure
An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.
As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.
The example is based on an investment of $1,000 invested at January 1, 2022 and held through June 30, 2022.
Actual Expenses
The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.
Portfolio	Beginning Investment Value 1/1/2022	Ending Investment Value 6/30/2022	Expenses Paid During Period* 1/1/2022 – 6/30/2022	Expense Ratio During Period 1/1/2022 – 6/30/2022 (Annualized)
ON Bond	$1,000.00	$859.70	$2.77	0.60%
ON BlackRock Balanced Allocation	$1,000.00	$811.00	$2.47	0.55%
ON BlackRock Advantage International Equity	$1,000.00	$806.90	$3.94	0.88%
ON Janus Henderson Forty	$1,000.00	$652.50	$3.40	0.83%
ON AB Small Cap	$1,000.00	$703.70	$3.51	0.83%
ON AB Mid Cap Core	$1,000.00	$733.20	$3.74	0.87%
ON S&P 500® Index	$1,000.00	$798.90	$1.69	0.38%
ON BlackRock Advantage Large Cap Value	$1,000.00	$861.90	$3.37	0.73%
ON Federated High Income Bond	$1,000.00	$863.30	$3.83	0.83%
ON Nasdaq-100® Index	$1,000.00	$706.40	$1.78	0.42%
ON BlackRock Advantage Large Cap Core	$1,000.00	$792.80	$3.07	0.69%
ON BlackRock Advantage Small Cap Growth	$1,000.00	$710.50	$3.60	0.85%
ON S&P MidCap 400® Index	$1,000.00	$802.80	$1.88	0.42%
ON BlackRock Advantage Large Cap Growth	$1,000.00	$714.40	$3.53	0.83%
ON Risk Managed Balanced	$1,000.00	$796.60	$4.01	0.90%
ON Federated Core Plus Bond	$1,000.00	$897.10	$2.63	0.56%
ON Janus Henderson U.S. Low Volatility	$1,000.00	$898.40	$2.97	0.63%
ON iShares Managed Risk Balanced	$1,000.00	$852.40	$2.89	0.63%
ON AB Relative Value	$1,000.00	$876.40	$3.58	0.77%
ON Moderately Conservative Model	$1,000.00	$846.10	$2.11	0.46%
ON Balanced Model	$1,000.00	$828.40	$1.99	0.44%
ON Moderate Growth Model	$1,000.00	$806.70	$1.88	0.42%
ON Growth Model	$1,000.00	$789.30	$1.95	0.44%

*	Expenses are equal to the average account value times the Portfolio’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Portfolio costs only and do not reflect any contract-level expenses or Portfolio transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	June 30, 2022(Unaudited)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Portfolio	Beginning Investment Value 1/1/2022	Ending Investment Value 6/30/2022	Expenses Paid During Period* 1/1/2022 – 6/30/2022	Expense Ratio During Period 1/1/2022 – 6/30/2022 (Annualized)
ON Bond	$1,000.00	$1,021.82	$3.01	0.60%
ON BlackRock Balanced Allocation	$1,000.00	$1,022.07	$2.76	0.55%
ON BlackRock Advantage International Equity	$1,000.00	$1,020.43	$4.41	0.88%
ON Janus Henderson Forty	$1,000.00	$1,020.68	$4.16	0.83%
ON AB Small Cap	$1,000.00	$1,020.68	$4.16	0.83%
ON AB Mid Cap Core	$1,000.00	$1,020.48	$4.36	0.87%
ON S&P 500® Index	$1,000.00	$1,022.91	$1.91	0.38%
ON BlackRock Advantage Large Cap Value	$1,000.00	$1,021.17	$3.66	0.73%
ON Federated High Income Bond	$1,000.00	$1,020.68	$4.16	0.83%
ON Nasdaq-100® Index	$1,000.00	$1,022.71	$2.11	0.42%
ON BlackRock Advantage Large Cap Core	$1,000.00	$1,021.37	$3.46	0.69%
ON BlackRock Advantage Small Cap Growth	$1,000.00	$1,020.58	$4.26	0.85%
ON S&P MidCap 400® Index	$1,000.00	$1,022.71	$2.11	0.42%
ON BlackRock Advantage Large Cap Growth	$1,000.00	$1,020.68	$4.16	0.83%
ON Risk Managed Balanced	$1,000.00	$1,020.33	$4.51	0.90%
ON Federated Core Plus Bond	$1,000.00	$1,022.02	$2.81	0.56%
ON Janus Henderson U.S. Low Volatility	$1,000.00	$1,021.67	$3.16	0.63%
ON iShares Managed Risk Balanced	$1,000.00	$1,021.67	$3.16	0.63%
ON AB Relative Value	$1,000.00	$1,020.98	$3.86	0.77%
ON Moderately Conservative Model	$1,000.00	$1,022.51	$2.31	0.46%
ON Balanced Model	$1,000.00	$1,022.61	$2.21	0.44%
ON Moderate Growth Model	$1,000.00	$1,022.71	$2.11	0.42%
ON Growth Model	$1,000.00	$1,022.61	$2.21	0.44%

*	Expenses are equal to the average account value times the Portfolio’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Portfolio costs only and do not reflect any contract-level expenses or Portfolio transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.
(3)Other Disclosures
The Statement of Additional Information of the Fund includes additional information about the the Board and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).
A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the SEC's website at http://www.sec.gov.
The Fund has filed its Schedules of Investments as of March 31 and September 30 with the SEC, as required, on Form N-PORT Part F. Form N-PORT Part F is required to be filed with the SEC for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the SEC website upon acceptance of each submission.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of the Fund. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

Ohio National Fund, Inc.
Information about Directors and Officers	June 30, 2022 (Unaudited)
Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships
Independent Directors
Christopher A. Carlson One Financial Way Cincinnati, Ohio	63	Chairman and Director, Member of Audit and Independent Directors Committees	Indefinite; Since July 2020	23	President/Vice Chairman and other positions: Ohio National Financial Services and subsidiaries (June 1993 - December 2018); President: Ohio National Fund, Inc. (March 2010 - May 2016).
George M. Vredeveld One Financial Way Cincinnati, Ohio	79	Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	23	Professor Emeritus, Finance: University of Cincinnati (January 2014 - Present); Honorary Consul; Republic of Bulgaria (2019 - Present); Alpaugh Professor of Economics: Lindner College of Business, University of Cincinnati (2004 - 2013); Founder/President: Economics Center at the University of Cincinnati (1977 - 2012).
Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	67	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	23	Founder/Managing Director: West Capital Partners LLC (2010 - Present), General Partner: H Ventures LLC (2020 - 2021); Director: ALLETE, Inc.
Geoffrey Keenan One Financial Way Cincinnati, Ohio	63	Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	23	Executive Vice President - Asset Management Operations: Acrisure LLC (May 2021 - December 2021); Executive Vice President and Chief Operating Officer: Gateway Investment Advisers, LLC (1995 - 2013).
Lawrence L. Grypp One Financial Way Cincinnati, Ohio	73	Director, Member of Audit and Independent Directors Committees	Indefinite; Since December 2016	23	Senior Business Advisor and Board Member (January 2018 - Present); President: Goering Center for Family and Private Business (August 2008 - December 2017).
Officers
Jeffery A. Bley Jr. One Financial Way Cincinnati, Ohio	50	President	Indefinite; Since May 2022		Senior Vice President; Annuity Distribution and Sales: ONLIC (June 2022 - Present); Senior Vice President; Annuity Strategy and Sales: ONLIC (December 2021 - June 2022); Vice President; Annuity Strategy and Sales: ONLIC (May 2021 - December 2021); Vice President; National Sales, ONESCO: ONLIC (January 2015 - May 2021).
Paul J. Gerard One Financial Way Cincinnati, Ohio	62	Vice President	Indefinite; Since March 2016		Senior Vice President and Chief Investment Officer: ONLIC and NSLA (January 2016 - Present).
R. Todd Brockman One Financial Way Cincinnati, Ohio	53	Treasurer	Indefinite; Since August 2004		Vice President, Mutual Fund Operations: ONLIC and NSLA (February 2014 - Present); Treasurer: ONI.

Ohio National Fund, Inc.
Information about Directors and Officers (Continued)	June 30, 2022 (Unaudited)
Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships
Kimberly A. Plante One Financial Way Cincinnati, Ohio	48	Secretary	Indefinite; Since March 2005		Vice President and Counsel: ONLIC (November 2017 - Present); Second Vice President and Counsel: ONLIC (January 2016 - November 2017); Secretary: ONI; Officer of various other Ohio National-affiliated companies.
Keith Dwyer One Financial Way Cincinnati, Ohio	49	Chief Compliance Officer	Indefinite; Since August 2016		Vice President, Fund Compliance: ONLIC (January 2022 - Present); Second Vice President, Fund Compliance: ONLIC (August 2016 - January 2022); Chief Compliance Officer: ONI and other Ohio National-affiliated companies (August 2016 - present); Chief Compliance Officer: Fiduciary Capital Management (a former Ohio National affiliate entity) (August 2016 - December 2017).
Daniel P. Leming One Financial Way Cincinnati, Ohio	37	Assistant Treasurer	Indefinite; Since March 2016		Assistant Vice President; Mutual Fund Operations: ONLIC (December 2020 - Present); Director, Fund Operations and Analysis: ONLIC (July 2018 - December 2020); Assistant Director, Fund Operations and Analysis: ONLIC (December 2016 - June 2018).

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Ohio National Fund, Inc.
Post Office Box 371
Cincinnati, Ohio 45201
Form 1325 Rev. 8-22
PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

(b) Not applicable.

Item 2. Code Of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees And Services.

Not applicable for semiannual reports.

Item 5. Audit Committee Of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Investments.

Not applicable, as the schedules are included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not applicable for open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within the most recent fiscal half-year of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the Fund’s internal control over financial reporting that occurred during the most recent fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Not applicable for semiannual reports.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Jeffery A. Bley, Jr.
Jeffery A. Bley, Jr.
President
(Principal Executive Officer)
August 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By	/s/ Jeffery A. Bley, Jr.
Jeffery A. Bley, Jr.
President
(Principal Executive Officer)
August 30, 2022

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
(Principal Financial Officer)
August 30, 2022